UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
                                 --------

                                FORM N-CSR
                                 --------

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                      INVESTMENT COMPANIES

              INVESTMENT COMPANY ACT FILE NUMBER 811-4878

                         SEI INSTITUTIONAL MANAGED TRUST
               (Exact name of registrant as specified in charter)
                                  --------


                          One Freedom Valley Drive
                                Oaks, PA 19456
              (Address of principal executive offices) (Zip code)

                                SEI Investments
                           One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-342-5734

                   DATE OF FISCAL YEAR END: SEPTEMBER 30, 2004

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2004

ITEM 1.    REPORTS TO STOCKHOLDERS.

[BACKGROUND GRAPHIC OMITTED]

[SEI INVESTMENTS LOGO OMITTED]




                                          Annual Report as of September 30, 2004


                                                 SEI Institutional Managed Trust


                                                      Tax-Managed Large Cap Fund

                                                            Large Cap Value Fund

                                                           Large Cap Growth Fund

                                                      Tax-Managed Small Cap Fund

                                                            Small Cap Value Fund

                                                           Small Cap Growth Fund

                                                                    Mid-Cap Fund

                                                                Real Estate Fund

                                                          Core Fixed Income Fund

                                                            High Yield Bond Fund

TABLE OF CONTENTS



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Management's Discussion and Analysis of Fund Performance            1
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Statements of Net Assets/Schedules of Investments                  19
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Statements of Assets and Liabilities                               97
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Statements of Operations                                           98
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Statements of Changes in Net Assets                               100
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Financial Highlights                                              104
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Notes to Financial Statements                                     106
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Report of Independent Registered Public Accounting Firm           117
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Trustees and Officers of the Trust                                118
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Disclosure of Fund Expenses                                       121
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Notice to Shareholders                                            123
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Beginning on the fiscal quarter ended December 31, 2004, the Trust will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust's Forms N-Q will be available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission's website at http://www.sec.gov.

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2004


Tax-Managed Large Cap Fund


OBJECTIVE

The investment objective of the Tax-Managed Large Cap Fund (the "Fund") is high long-term after-tax returns by investing in the equity securities of large companies. The Fund attempts to maximize after-tax returns to investors by buying undervalued securities, selling stocks with the highest tax cost first and offsetting losses with gains where possible.

STRATEGY

With respect to this Fund, SEI Investments Management Corporation employs a multi-manager structure to gain exposure to the entire U.S. large cap market, seeking to add value through stock selection in a tax-aware framework while minimizing risk in the form of capitalization, valuation and economic sector exposures. Assets of the Fund are strategically allocated among its sub-advisers, each of which has responsibility for stock selection for its respective assets under management.

Through various investment approaches, each sub-adviser contributes a unique expertise to the Fund. Goldman Sachs Asset Management, Transamerica Investment Management, Montag & Caldwell, and Peregrine Capital Management invest in the large cap growth area of the market employing tax-aware trading techniques. Alliance Bernstein, LSV Asset Management and Aronson + Johnson + Ortiz invest in the large-cap value area of the market employing tax-aware trading techniques. Parametric Portfolio Associates invests in both value and growth large-cap stocks through a quantitative process and aggressively harvests tax-losses in the portfolio. Franklin Portfolio Associates focuses on companies that are attractively priced and are showing signs of improvement.

ANALYSIS

The Tax-Managed Large Cap Fund, Class A, led the large cap market for the fiscal year with a return of 14.05%, due to both absolute return from the value side and relative return from its growth counterpart.

The U.S. Equity market posted double digit gains for the fiscal year ended September 30, 2004. Most of this return came in the fourth quarter of 2003, as the combination of the Fed's commitment to historically low rates and the recent tax cut kept the bull market alive. Growth stocks, especially those in the information technology sector, performed particularly well during this period. In 2004, fears of increased interest rates, inflation, geopolitical risks, and the choppy growth in non-farm payrolls kept the market range-bound. Investors grew cautious, and the market's focus switched to the value arena. Securities in defensive sectors - such as industrials, utilities and financials - benefited, while ever-climbing oil prices provided the energy sector with an even larger gain. September brought positive economic news, attractive company valuations, and lessened inflation worries, and so both the value and growth sides of the market recorded positive returns for the month. Overall, however, value stocks significantly outperformed growth stocks for the fiscal year. Though the second quarter saw large cap stocks pull in front of small, the latter still maintained a higher return for the year.

Security selection within the information technology and consumer discretionary sectors, especially regarding securities which benefit from the boom in CDMA cell phone technology and online auctions, generated the biggest boost to the Fund's return over the past fiscal year. Solid stock selection also added to returns in a majority of sectors. In addition, an underweight to the health care, particularly large pharmaceutical stocks, also contributed to the relative outperformance. Stock selection within the financial and telecommunications sectors mitigated some of the relative outperformance.



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SEI Institutional Managed Trust / Annual Report / September 30, 2004           1
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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2004

Tax-Managed Large Cap Fund (Concluded)


TAX-MANAGED LARGE CAP FUND:
AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                        Annualized   Annualized    Annualized
                             One Year       3 Year       5 Year     Inception
                               Return       Return       Return       to Date
--------------------------------------------------------------------------------
Tax-Managed Large Cap
Fund, Class A                  14.05%        3.96%       -3.07%         1.34%
--------------------------------------------------------------------------------
Tax-Managed Large Cap
Fund, Class Y                  14.41%         N/A          N/A          0.92%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Large Cap Fund, Class A, versus the Russell 1000 Index

[GRAPH OMITTED]
[PLOT POINTS FOLLOW:]

                    Tax-Managed
                Large Cap Fund,             Russell 1000
                        Class A                    Index

3/31/98                $100,000                 $100,000
9/30/98                  91,510                   91,940
9/30/99                 121,342                  116,736
9/30/00                 131,850                  137,527
9/30/01                  92,400                   98,442
9/30/02                  73,514                   79,236
9/30/03                  91,040                   99,156
9/30/04                 103,831                  112,938

1 For the period ended 9/30/04. Past performance is no indication of future performance. The performance of Class Y Shares may be different than the performance of Class A Shares because of different distribution fees paid by Class Y shareholders. Class A Shares were offered beginning 3/5/98 and Class Y Shares were offered beginning 4/8/02. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.



--------------------------------------------------------------------------------
2           SEI Institutional Managed Trust / Annual Report / September 30, 2004

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Large Cap Value Fund


OBJECTIVE

The investment objective of the Large Cap Value Fund (the "Fund") is long-term growth of capital and income by investing in the equity securities of large companies. The Fund invests primarily in a diversified portfolio of high quality, income-producing common stocks, which in the sub-advisers' opinion are undervalued in the marketplace at the time of purchase.

STRATEGY

With respect to this Fund, SEI Investments Management Corporation employs a multi-manager structure to gain exposure to the entire large cap value sector, adding value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. Assets of the Fund are strategically allocated among its four sub-advisers, each of whom has responsibility for stock selection for its respective assets under management.

Through various investment approaches, each sub-adviser contributes a unique expertise or sub-style to the Fund. Aronson + Johnson + Ortiz invests in asset-rich companies, selling at relatively low multiples of earnings, which have earnings and price momentum. LSV Asset Management invests in companies trading at deep discounts to their intrinsic value. Franklin Portfolio Associates focuses on companies that are attractively priced and are showing signs of improvement. Alliance Bernstein incorporates intensive fundamental research to invest in undervalued stocks where there is a relationship between the current price, future earnings power and dividend producing capability. Each of the aforementioned sub-styles assumes a different importance in determining overall style risk, and must therefore be weighted accordingly.

ANALYSIS

With a return of 19.66% over the fiscal year, the Large Cap Value Fund, Class A, reaped the benefits of the large cap value market's returns.

The U.S. Equity market posted double digit gains for the fiscal year ended September 30, 2004. Most of this return came in the fourth quarter of 2003, as the combination of the Fed's commitment to historically low rates and the recent tax cut kept the bull market alive. Growth stocks, especially those in the information technology sector, performed particularly well during this period. In 2004, fears of increased interest rates, inflation, geopolitical risks, and the choppy growth in non-farm payrolls kept the market range-bound. Investors grew cautious, and the market's focus switched to the value arena. Securities in defensive sectors -- such as industrials, utilities and financials -- benefited, while ever-climbing oil prices provided the energy sector with an even larger gain. September brought positive economic news, attractive company valuations, and lessened inflation worries, and so both the value and growth sides of the market recorded positive returns for the month. Overall, however, value stocks significantly outperformed growth stocks for the fiscal year. Though the second quarter saw large cap stocks pull in front of small, the latter still maintained a higher return for the year.

Over the fiscal year, the Fund followed the large cap value market on its steady path upward. Solid stock selection in the consumer discretionary, health care, and utilities sectors added to the Fund's gain, while an overweight to energy securities also played a role in the outperformance. Offsetting the Fund's return were names in the information technology and financials sectors.



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SEI Institutional Managed Trust / Annual Report / September 30, 2004           3

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2004

Large Cap Value Fund (Concluded)

LARGE CAP VALUE FUND:

AVERAGE ANNUAL TOTAL RETURN (1)
-----------------------------------------------------------------------------
                                        Annualized   Annualized    Annualized
                             One Year       3 Year       5 Year     Inception
                               Return       Return       Return       to Date
-----------------------------------------------------------------------------
Large Cap Value Fund,
Class A                        19.66%        6.31%        3.57%        11.56%
-----------------------------------------------------------------------------
Large Cap Value Fund,
Class I                        19.33%        6.03%         N/A          2.16%
-----------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Value Fund, Class A, versus the Russell 1000 Value Index, the S&P 500 Composite Index, and the S&P 500/BARRA Value Index

[GRAPH OMITTED]
[PLOT POINTS FOLLOW:]

             Large Cap
           Value Fund,     Russell 1000            S&P 500     S&P 500/Barra
               Class A      Value Index    Composite Index       Value Index

10/31/94      $100,000         $100,000           $100,000          $100,000
9/30/95        124,221          125,931            126,888           124,980
9/30/96        146,990          148,535            152,685           148,289
9/30/97        211,842          211,380            214,446           206,433
9/30/98        208,876          218,969            233,853           206,041
9/30/99        244,657          259,960            298,864           250,278
9/30/00        255,593          283,123            338,554           284,691
9/30/01        242,609          257,896            248,431           236,606
9/30/02        198,794          214,183            197,527           183,962
9/30/03        243,622          266,379            245,704           232,803
9/30/04        291,518          321,040            279,783           280,458

1 For the period ended 9/30/04. Past performance is no indication of future performance. The performance indicated above for Class A Shares begins on 10/3/94 at which time Mellon Equity Associates acted as investment adviser to the Fund. Previous periods during which the Fund was advised by another investment adviser are not shown. The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Class A Shares were offered beginning 10/3/94 and Class I Shares were offered beginning 8/6/01. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.



--------------------------------------------------------------------------------
4           SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

Large Cap Growth Fund


OBJECTIVE

The investment objective of the Large Cap Growth Fund (the "Fund") is capital appreciation by investing in the equity securities of large companies believed to possess significant growth potential.

STRATEGY

With respect to this Fund, SEI Investments Management Corporation employs a multi-manager structure to gain exposure to the entire large cap growth sector, adding value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. Assets of the Fund are strategically allocated among its sub-advisors, each of which has responsibility for stock selection for its respective assets under management.

Through various investment approaches, each sub-adviser contributes a unique expertise or sub-style to the Fund. Goldman Sachs Asset Management invests in companies with strong business franchises that are attractively priced relative to their discounted cash flows. McKinley Capital Management invests in large cap stocks that have accelerating earnings and are exhibiting relative price strength. Montag & Caldwell invests in large cap stocks that exhibit accelerating earnings, are trading at a discount to fair value and are financially appear to have sustainable above-average growth over the next five to seven years. Transamerica Investment Management invests in mid-cap and large-cap stocks that are attractively valued from a cash flow basis and have strong prospects for organic growth in the future. Each of the aforementioned sub-styles assumes a different importance in determining overall style risk, and must therefore be weighted accordingly.

ANALYSIS

The Large Cap Growth Fund, Class A, significantly outperformed the large cap growth area of the market over the fiscal year, with a return of 8.62%.

The U.S. Equity market posted double digit gains for the fiscal year ended September 30, 2004. Most of this return came in the fourth quarter of 2003, as the combination of the Fed's commitment to historically low rates and the recent tax cut kept the bull market alive. Growth stocks, especially those in the information technology sector, performed particularly well during this period. In 2004, fears of increased interest rates, inflation, geopolitical risks, and the choppy growth in non-farm payrolls kept the market range-bound. Investors grew cautious, and the market's focus switched to the value arena. Securities in defensive sectors -- such as industrials, utilities and financials -- benefited, while ever-climbing oil prices provided the energy sector with an even larger gain. September brought positive economic news, attractive company valuations, and lessened inflation worries, and so both the value and growth sides of the market recorded positive returns for the month. Overall, however, value stocks significantly outperformed growth stocks for the fiscal year. Though the second quarter saw large cap stocks pull in front of small, the latter still maintained a higher return for the year.

Although overall large cap growth stock returns lagged value stock returns this fiscal year, the Fund's positioning allowed it to add substantial relative return. Security selection within the information technology and consumer discretionary sectors, especially regarding securities which benefit from the boom in CDMA cell phone technology and online auctions, created relative outperformance. In addition, an underweight to the semi-conductor industry also enhanced relative returns. An overweight to financials mitigated some of the relative outperformance.



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004           5

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2004

Large Cap Growth Fund (Concluded)

LARGE CAP GROWTH FUND:

AVERAGE ANNUAL TOTAL RETURN (1)
----------------------------------------------------------------------------
                                       Annualized   Annualized    Annualized
                            One Year       3 Year       5 Year     Inception
                              Return       Return       Return       to Date
----------------------------------------------------------------------------
Large Cap Growth Fund,
Class A                        8.62%        0.81%       -8.12%         8.32%
----------------------------------------------------------------------------
Large Cap Growth Fund,
Class I                        8.42%        0.56%         N/A         -5.91%
----------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Growth Fund, Class A, versus the Russell 1000 Growth Index, and the S&P 500/BARRA Growth Index

[GRAPH OMITTED]
[PLOT POINTS FOLLOW:]

              Large Cap
           Growth Fund,     Russell 1000      S&P 500/Barra
                Class A     Growth Index       Growth Index

12/31/94       $100,000         $100,000           $100,000
9/30/95         127,511          131,228            130,789
9/30/96         153,765          159,311            159,642
9/30/97         221,960          217,141            225,861
9/30/98         240,494          241,244            266,900
9/30/99         331,256          325,318            356,018
9/30/00         432,853          401,540            398,882
9/30/01         211,752          218,277            256,481
9/30/02         164,171          169,143            206,827
9/30/03         199,730          212,985            253,218
9/30/04         216,947          228,980            272,260

1 For the period ended 9/30/04. Past performance is no indication of future performance. The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Class A Shares were offered beginning 12/20/94 and
  Class I Shares were offered beginning 8/6/01. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.



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6           SEI Institutional Managed Trust / Annual Report / September 30, 2004

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Tax-Managed Small Cap Fund


OBJECTIVE

The investment objective of the Tax-Managed Small Cap Fund (the "Fund") is high long-term after-tax returns by investing in the equity securities of small companies. The Fund attempts to maximize after-tax returns to investors through investing in undervalued securities, selling stocks with the highest tax cost first and offsetting losses with gains where possible.

STRATEGY

With respect to this Fund, SEI Investments Management Corporation employs a multi-manager structure to gain exposure to the entire small/mid cap universe, adding value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. The Fund is jointly sub-advised by six investment managers. Assets of the Fund are strategically allocated among the six sub-advisers, each of which has a responsibility for stock selection for its respective assets under management.

Through various investment approaches, each sub-adviser contributes a particular expertise or sub-style to the Fund. The Fund is sub-advised by BlackRock Advisors (BlackRock), David J. Greene & Company (DJG), Delaware Management Company (Delaware), LSV Asset Management (LSV), Mazama Capital Management (Mazama), and McKinley Capital Management (McKinley). BlackRock focuses on attractively valued companies with a near-term business catalyst. DJG looks for undervalued securities that are misunderstood by the marketplace. Delaware focuses on sustainable business models at attractive valuations. LSV's disciplined proprietary screening model ranks stocks based on price to book, price to cash flow, past sales performance, and likelihood of near-term appreciation. Mazama invests primarily in stocks entering extended periods of growth not yet perceived by the market. McKinley emphasizes acceleration of the growth rate of companies relative to the market's expectations and companies with positive earnings surprises.

ANALYSIS

The Russell 2500 Index gained 18.51% during the fiscal year ended September 30, 2004. Small/Mid value stocks rose 24.6%, out-performing their growth counterparts which returned 11.7% for the period. In the first half of the period consumers took advantage of historically low interest rates and tax cuts and increased their spending on consumer durables and real estate. As a result, the financials and consumer discretionary sectors were the biggest contributors to the performance of the Russell 2500 Index. In the last six months, consumer spending slowed; however, corporate spending rebounded as corporations increased their investments in capital goods. The industrials sector was the primary contributor to the Index's performance during this period. The technology sector struggled in the last two calendar quarters due to concerns of a slowdown in earnings growth.

The Tax-Managed Small Cap Fund, Class A, gained 16.30% over the past 12 months. The portfolio is positioned for a cyclical rebound and is overweight to technology, health care and consumer discretionary segments as these segments typically benefit during an economic expansion. Although the Fund benefited from the overweight to these sectors during the first half of the period, they detracted slightly from performance in the last six months. The value style managers in the Fund, BlackRock, David J. Greene, and LSV, out-performed the growth managers. This type of performance is expected when the small/mid value benchmark surpassed the growth benchmark by 13% over the last year.



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004           7

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2004

Tax-Managed Small Cap Fund (Concluded)

TAX-MANAGED SMALL CAP FUND:

AVERAGE ANNUAL TOTAL RETURN (1)
---------------------------------------------------------------
                                       Annualized   Annualized
                            One Year       3 Year    Inception
                              Return       Return      to Date
---------------------------------------------------------------
Tax-Managed Small Cap Fund,
Class A                       16.30%       12.58%        3.94%
---------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Small Cap Fund, Class A, versus the Russell 2500 Index

[GRAPH OMITTED]
[PLOT POINTS FOLLOW:]

                    Tax-Managed
                Small Cap Fund,              Russell 2500
                        Class A                     Index

10/31/00               $100,000                  $100,000
09/30/01                 81,561                    83,511
09/30/02                 75,460                    77,290
09/30/03                100,083                   104,797
9/30/04                 116,396                   124,195

1 For the period ended 9/30/04. Past performance is no indication of future performance. Fund shares were offered beginning 10/31/00. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower



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8           SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

Small Cap Value Fund


OBJECTIVE

The investment objective of the Small Cap Value Fund (the "Fund") is to provide capital appreciation by investing in equity securities of small companies it believes are undervalued in light of such fundamental characteristics as earnings, book value or return on equity.

STRATEGY

With respect to this Fund, SEI Investments Management Corporation employs a multi-manager structure to gain exposure to the entire small cap value sector, adding value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. The Fund is jointly sub-advised by seven investment managers. Assets of the Fund are strategically allocated among its seven sub-advisers, each of which has a responsibility for stock selection for its respective assets under management.

Through various investment approaches, each sub-adviser contributes a particular expertise or sub-style to the Fund. Using a bottom-up process, Artisan Partners seeks to identify companies which are currently trading below the intrinsic value of the business that have little institutional following. BlackRock Advisors (BlackRock) focuses on attractively valued companies with a near-term business catalyst. David J. Greene and Company (DJ Greene) invests in complex multi-segment businesses often possessing several growth areas masked by a slower growing parent. Lee Munder Investments (Lee Munder) uses a classic value approach of identifying quality businesses at attractive valuations. LSV Asset Management (LSV) invests in companies trading at deep discounts to their intrinsic value and near-term earnings visibility. Martingale Asset Management (Martingale) employs a systematic approach focused on valuation, relative performance, and management quality. Wellington Management Company (WMC) utilizes a unique risk/reward relative valuation assessment to identify attractive real estate investments. Each of the aforementioned sub-styles assumes a different importance in determining overall style risk and must therefore be weighted accordingly.

ANALYSIS

The Russell 2000 Value Index posted an impressive 25.66% return for the fiscal year ended September 30, 2004 compared to the 11.92% return for the Russell 2000 Growth Index. The performance of the Index is heavily dependent on the financial and industrial sectors which comprise approximately 47% of the Index. During the previous 12 months the financials sector, especially REITs and banks, benefited from historically low interest rates. The industrials sector benefited as corporations increased their spending on capital equipment and replenished inventories. The energy sector posted the highest returns for the period, reflecting strong commodity prices and robust earnings for companies in the sector. Energy was only a small contributor to the Index's performance due to its small weight in the Index.

The Small Cap Value Fund, Class A, gained 25.67% in the last 12 months and outperformed the Russell 2000 Value Index in three out of the last four calendar quarters. The largest contributor to performance was an overweight to the energy sector. Rising oil prices due to increasing demand from the global economic expansion and concerns over a limited supply have made this sector the best performing sector in the last year. Artisan and Wellington were the best-performing managers in the Fund over the prior 12 months. Artisan benefited from an overweight to the energy sector and strong stock selection in the industrials sector. Wellington's outperformance was due to strong and broad stock selection within REIT securities. Martingale and LSV were also strong contributors to performance as their disciplined approaches to companies with attractive valuations were rewarded.



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004           9

--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2004

Small Cap Value Fund (Concluded)

SMALL CAP VALUE FUND:

AVERAGE ANNUAL TOTAL RETURN (1)
----------------------------------------------------------------------------
                                       Annualized   Annualized    Annualized
                            One Year       3 Year       5 Year     Inception
                              Return       Return       Return       to Date
----------------------------------------------------------------------------
Small Cap Value Fund,
Class A                       25.67%       16.69%       13.65%        13.36%
----------------------------------------------------------------------------
Small Cap Value Fund,
Class I                       25.29%         N/A          N/A         12.79%
----------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Value Fund, Class A, versus the Russell 2000 Value Index

[GRAPH OMITTED]
[PLOT POINTS FOLLOW:]

                      Small Cap
                    Value Fund,             Russell 2000
                        Class A              Value Index

12/31/94               $100,000                 $100,000
9/30/95                 118,889                  122,187
9/30/96                 131,801                  138,658
9/30/97                 193,958                  197,796
9/30/98                 167,425                  172,498
9/30/99                 174,908                  182,554
9/30/00                 202,439                  210,595
9/30/01                 208,755                  222,409
9/30/02                 204,163                  219,162
9/30/03                 263,941                  288,549
9/30/04                 331,695                  362,590

1 For the period ended 9/30/04. Past performance is no indication of future performance. The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Class A Shares were offered beginning 12/20/94 and Class I Shares were offered beginning 2/11/02. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.



--------------------------------------------------------------------------------
10          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

Small Cap Growth Fund

OBJECTIVE

The investment objective of the Small Cap Growth Fund (the "Fund") is to provide long-term capital appreciation by investing in equity securities of small companies that have significant growth potential in light of such characteristics as revenue and earnings growth and positive earnings surprises.

STRATEGY

With respect to this Fund, SEI Investments Management Corporation employs a multi-manager structure to gain exposure to the entire small cap growth sector, adding value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. The Small Cap Growth Fund is jointly sub-advised by five investment managers. Assets of the Fund are strategically allocated among its five sub-advisers, each of which has a responsibility for stock selection for its respective assets under management.

Through various investment approaches, each sub-adviser contributes a particular expertise or sub-style to the Fund. Mazama Capital Management (Mazama) invests primarily in stocks entering extended periods of growth not yet perceived by the market. Wellington Management Company (WMC) focuses on companies that demonstrate growth at reasonable prices. Delaware Management Company (Delaware) focuses on companies with sustainable growth models that are attractively valued. Lee Munder Investments (Lee Munder) seeks companies growing faster than the market, while demonstrating skill in their ability to differentiate an attractive stock from a good company. McKinley Capital Management (McKinley) emphasizes acceleration of the growth rate of companies relative to the market's expectations and companies with positive earnings surprises. Each of the aforementioned sub-styles assumes a different importance in determining overall style risk and must therefore be weighted accordingly.

STRUCTURE UPDATE

RS Investment Management was a sub-adviser in the Fund until March 2004. They were terminated due to firm issues and to enhance the ongoing structure of the Fund.

ANALYSIS

For the 12 months ended September 30, 2004 the Russell 2000 Growth Index gained 11.92%. The small cap growth universe of stocks continued to exhibit high levels of volatility over the last 12 months. The traditional growth sectors such as consumer discretionary, technology, and health care led the small cap growth index in the first half of the period. Historically low interest rates and tax cuts enabled consumers to increase their spending on technology products like flat screen televisions and mobile phones. The increase in consumer spending also helped retailers and restaurants during the period. However, in the second quarter of 2004, record high oil prices, fears of rising interest rates and inflation slowed consumer spending. Increased business spending was also starting to occur as strong balance sheets and free cash flow generation led many corporations to reinvest in their infrastructures. Businesses increased their investment on equipment and began replenishing low inventory levels. As a result, the industrials sector led the small cap growth benchmark during the last six months, while areas such as technology and biotechnology sold off.

The Small Cap Growth Fund, Class A, gained 7.30% for the last 12 months, but trailed the small cap growth index by 4.62%. An underweight to the industrials sector and overweight to technology stocks, especially semiconductor companies, detracted from the Fund's relative performance in the last six months. Mazama, Lee Munder, and McKinley were hurt by their technology holdings. Delaware and WMC benefited from their underweights to the technology sector. WMC's strong relative performance was also due to its positioning and stock selection in the energy, financials, consumer and health care sectors.



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          11

--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2004

Small Cap Growth Fund (Concluded)

SMALL CAP GROWTH FUND:

AVERAGE ANNUAL TOTAL RETURN (1)

-------------------------------------------------------------------------------------------
                                       Annualized   Annualized    Annualized    Annualized
                            One Year       3 Year       5 Year       10 Year     Inception
                              Return       Return       Return        Return       to Date
-------------------------------------------------------------------------------------------
Small Cap Growth Fund,
Class A                        7.30%        7.03%        1.71%        10.05%        11.41%
-------------------------------------------------------------------------------------------
Small Cap Growth Fund,
Class I                        7.06%        6.74%         N/A           N/A         -1.18%
-------------------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Growth Fund, Class A, versus the Russell 2000 Growth Index, the S&P 500 Composite Index, and the Wilshire Target Small Growth Index

[GRAPH OMITTED]
[PLOT POINTS FOLLOW:]

              Small Cap                                       Wilshire Target
           Growth Fund,        Russel 2000           S&P 500     Small Growth
                Class A       Growth Index   Composite Index            Index

9/30/94        $100,000           $100,000          $100,000         $100,000
9/30/95         141,650            128,180           129,750          135,720
9/30/96         179,272            144,343           156,128          151,871
9/30/97         210,161            178,048           219,282          197,477
9/30/98         154,405            133,838           239,127          145,087
9/30/99         239,328            177,510           305,604          169,302
9/30/00         371,629            230,159           346,189          213,811
9/30/01         212,460            132,135           254,033          161,556
9/30/02         165,485            108,139           201,982          164,367
9/30/03         242,717            153,254           251,245          211,934
9/30/04         260,435            171,522           286,093          250,485

1 For the period ended 9/30/04. Past performance is no indication of future performance. The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Class A Shares were offered beginning 4/20/92 and Class I Shares were offered beginning 8/6/01. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would been lower.



--------------------------------------------------------------------------------
12          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

Mid-Cap Fund

OBJECTIVE

The investment objective of the Mid-Cap Fund (the "Fund") is to provide long-term capital appreciation by investing primarily in equity securities of medium-sized companies, utilizing a sub-adviser that manages in a core style.

STRATEGY

Martingale Asset Management employs a systematic approach focused on valuation, relative performance and management quality. They select stocks of companies that have low price-earnings ratios and price-book ratios, but that also have high sustainable growth levels and the probability of high positive earnings revisions.

ANALYSIS

The Russell Midcap Index gained 20.55% for the fiscal year ended September 30, 2004. The financials and consumer discretionary sectors were the biggest contributors to the performance of the Index during the past year as consumers took advantage of historically low interest rates through increased spending on durables and real estate. In the last six months, the energy sector was also a positive contributor to the benchmark as oil prices continued to hit new highs. Technology stocks were negatively impacted in the last six months on concerns of a slowdown in earnings growth.

The Mid-Cap Fund, Class A, posted a return of 22.23% over the prior 12 months. The Fund benefited from positive stock selection across most sectors, especially the consumer discretionary, materials and industrials areas. The sub-adviser's focus on valuation, relative performance and management quality was beneficial during the period as the high-beta companies sold off. Stock selection in financials, particularly in the banking industry, detracted slightly. Many of the banks in the mid cap benchmark that rallied during the period have rich valuations that are unattractive from the sub-adviser's perspective. Going forward, the portfolio will continue to be broadly diversified across all sectors and will provide exposure to mid cap stocks in the domestic equity stock market.

MID-CAP FUND:

AVERAGE ANNUAL TOTAL RETURN (1)

--------------------------------------------------------------------------------
                           Annualized   Annualized    Annualized    Annualized
                One Year       3 Year       5 Year       10 Year     Inception
                  Return       Return       Return        Return       to Date
--------------------------------------------------------------------------------
Mid-Cap Fund,
Class A           22.23%       15.06%        9.26%        11.81%        11.10%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Mid-Cap Fund, Class A, versus the Russell Mid-Cap Index, the S&P 500 Composite Index, and the Wilshire Target Mid-Cap Growth Index

[GRAPH OMITTED]
[PLOT POINTS FOLLOW:]

                                                  Wilshire
         Mid-Cap Fund,    Russell Mid-Cap   Mid-Cap Target           S&P 500
              Class A               Index     Growth Index   Composite Index

9/30/94      $100,000            $100,000         $100,000          $100,000
9/30/95       119,780             127,090          135,710           129,750
9/30/96       138,981             147,475          156,569           156,128
9/30/97       198,923             199,180          197,198           219,282
9/30/98       168,269             187,209          154,643           239,127
9/30/99       196,084             223,622          189,561           305,604
9/30/00       249,301             294,331          240,648           346,189
9/30/01       200,463             228,518          168,670           254,033
9/30/02       193,768             207,997          154,249           201,982
9/30/03       249,805             275,867          201,927           251,245
9/30/04       305,337             332,558          236,719           286,093

1 For the period ended 9/30/04. Past performance is no indication of future performance. Fund shares were offered beginning 2/16/93. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          13

--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2004

Real Estate Fund

OBJECTIVE

The investment objective of the Real Estate Fund (the "Fund") is to provide total return including current income and capital appreciation by investing in equity securities of real estate companies.

STRATEGY

With respect to this Fund, SEI Investments Management Corporation employs a multi-manager structure to gain exposure to the entire real estate sector in the United States. The Fund is non-diversified and expects to hold a small number of securities, thus increasing the importance of each holding. The Fund will invest at least 80% of its net assets in equity securities of real estate companies. Assets of the Fund are strategically allocated among its two sub-advisors, each of which has a responsibility for stock selection for its respective assets under management.

Through various investment approaches, each sub-adviser contributes a particular expertise or sub-style to the Fund. Security Capital Research and Management (Security Capital) integrates research on real estate sub-market analysis with fundamental company analysis to find attractively priced securities. Wellington Management Company (Wellington) utilizes a unique risk/reward relative valuation assessment to identify attractive real estate investments.

ANALYSIS

The Wilshire Real Estate Securities Index returned 20.3% from the Fund's inception on November 13, 2003 through September 30, 2004. The rally in the real estate segment of the market was broad-based with all real estate industries posting positive returns. The biggest contributors to the Index's performance during the period were the multi-family and regional mall holdings. The multi-family industry's strong relative performance was a result of a slow down in home buying during the second quarter of 2004 as mortgage interest rates rose. The gains in the regional mall industry are attributable to continued favorable operating environment for retail companies.

The Real Estate Fund, Class A, returned 20.82% from its inception on November 13, 2003 until September 30, 2004. A slight overweight to self-storage companies detracted from the Fund's relative performance, but was offset by strong stock selection across many industries. The largest contributions came from the office industry and diversified industry. The Fund benefited from not holding Equity Office Properties Trust which is in the office industry and has a 5% weight in the Index. This company underperformed the broader real estate market during the period. Wellington outperformed during the period due to strong stock selection across many industries. Stock selection in the diversified and office industries contributed the most. Security Capital benefited from stock selection in the office and industrial/office industries.

REAL ESTATE FUND:

AVERAGE ANNUAL TOTAL RETURN (1)
-------------------------------------------------
                                       Cumulative
                                        Inception
                                          to Date
-------------------------------------------------
Real Estate Fund, Class A                  20.82%
-------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Real Estate Fund, Class A, versus the Wilshire Real Estate Securities Index

[GRAPH OMITTED]
[PLOT POINTS FOLLOW:]

                                              Wilshire
          Real Estate Fund,                Real Estate
                    Class A           Securities Index

11/30/03           $100,000                   $100,000
9/30/04             119,853                    119,415



1 For the period ended 9/30/04. Past performance is no indication of future performance. Fund shares were offered beginning 11/13/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.



--------------------------------------------------------------------------------
14          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

Core Fixed Income Fund

OBJECTIVE

The investment objective of the Core Fixed Income Fund (the "Fund") is current income and preservation of capital by investing in investment grade U.S. fixed income securities.

STRATEGY

The Fund's investment strategy focuses on sector rotation, both among and within sectors, and issue selection. Risk is principally controlled by explicitly limiting fund interest rate exposure relative to the Lehman Aggregate Bond Index. The Fund's sub-advisers focus on four key areas in determining portfolio structure: duration weighting, term structure, sector allocation and issue selection. While the duration and term structure decisions underlie the implementation process, the sub-advisers primarily concentrate on sector and issue selection to add value. In addition, the sub-advisers may use futures and options primarily for tactical hedging purposes and to implement portfolio strategies more efficiently.

ANALYSIS

For the fiscal year ended September 30, 2004, the Core Fixed Income Fund, Class A, returned 4.38% versus 3.68% for its benchmark, the Lehman Brothers Aggregate Bond Index. The last 12 months proved to be a challenging period for the U.S. bond market as investors had to contend with bouts of interest rate volatility, changing expectations of economic growth and inflation, and continuing geopolitical concerns.

Interest rates started out at 1.47% for two year Treasuries and 4.87% for 30 year Treasuries, and increased only mildly into year end as an accommodative Federal Reserve and the effects of fiscal stimulus produced unflagging consumer spending and solid GDP. However, the beginning of 2004 was dogged by persistent softness in the labor market, driving interest rates 60 basis points lower. The dramatic resurgence in payroll employment over the next 3 months, however, when combined with the surge in GDP and the whiff of inflation caused market sentiment to swing into negative territory. Interest rates then climbed to a high of 4.87% by mid June as investors priced in and the Fed actually delivered the first of three 25 basis point increases in rates. Escalating oil prices and geopolitical uncertainties also shadowed the markets during the period, leading to spurts of flights to quality and higher risk premia on lower quality assets. The final quarter of the period offered up exceptional performance as economic and labor weakness reappeared, thereby propelling bond prices higher. Nevertheless, the Fed instituted its second 25 basis point increase on August 10th, blaming the economic lull on transitory oil prices, and reasserted its expectation of 3-4% growth with only moderate inflation. The Fed executed its third rate increase in September which brought the yield on the two year Treasury note to 2.61%, an increase of 114 bps for the year, while the 30 year Treasury rate closed at 4.89%, only two basis points higher than it began.

All of the spread sectors, except for Agencies, outperformed Treasuries for the period, with the credit sector continuing its 2003 streak and leading the pack as it generated 178 basis points of excess return. Limited supply, prudent cash management and rating agency upgrades allowed this asset class to shine. Credit spreads were slightly narrower and corporate event risk, while making an appearance again after a long period of dormancy, remained manageable. Similar positive technicals, coupled with improving underlying credit trends in the asset-backed Securities (ABS) and Commercial mortgage-backed Securities (CMBS) sectors also allowed them to do very well. The mortgage-backed Securities (MBS) sector was a better than market performer as declining volatility and manageable prepayments countered the historically expensive valuations in the market.

The Fund's exceptional performance was the result of a combination of tactical duration positioning and yield curve strategies as well as superior sector and security selection. The Fund actively managed its interest rate risk during the year and successfully capitalized on a short duration strategy during the second quarter 2004 surge in rates. The Fund was also rewarded for its flattening yield curve positioning, as short rates rose much higher than long rates and portfolio concentration in the longer part of the yield curve proved rewarding. The overweight to the credit sector, especially in the lower quality investment grade area, as well as the overweight to the ABS and CMBS markets were also positive contributors to performance. Security selection also aided the corporate performance while the underweight to MBS was a minor negative for the Fund. An off benchmark allocation to TIPS (Treasury Inflation Protected Securities) was again a favorable strategy for the portfolio as the demand for, and valuation of, these securities increased as investors sought to minimize the effects of rising inflation.



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          15

--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2004

Core Fixed Income Fund (Concluded)

CORE FIXED INCOME FUND:

AVERAGE ANNUAL TOTAL RETURN (1)

-------------------------------------------------------------------------------
                              Annualized   Annualized   Annualized  Annualized
                    One Year      3 Year       5 Year      10 Year   Inception
                      Return      Return       Return       Return     to Date
-------------------------------------------------------------------------------
Core Fixed Income,
Class A                4.38%       5.63%        7.33%        7.65%       7.47%
-------------------------------------------------------------------------------
Core Fixed Income,
Class I                4.12%       5.34%         N/A          N/A        5.83%
-------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, Class A versus the Lehman Aggregate Bond Index

[GRAPH OMITTED]
[PLOT POINTS FOLLOW:]

                 Core Fixed           Lehman U.S.
               Income Fund,        Aggregate Bond
                    Class A                 Index

9/30/94            $100,000              $100,000
9/30/95             115,870               114,070
9/30/96             121,096               119,637
9/30/97             132,963               131,289
9/30/98             148,148               146,387
9/30/99             146,725               145,846
9/30/00             156,952               156,040
9/30/01             177,356               176,248
9/30/02             187,802               191,405
9/30/03             200,253               201,741
9/30/04             209,024               209,165

1 For the period ended 9/30/04. Past performance is no indication of future performance. The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Class A Shares were offered beginning 5/1/87 and Class
  I Shares were offered beginning 8/6/01. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.



--------------------------------------------------------------------------------
16          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

High Yield Bond Fund

OBJECTIVE

The investment objective of the High Yield Bond Fund (the "Fund") is to maximize total return by investing primarily in a diversified portfolio of higher yielding, lower-rated fixed income securities. The strategy seeks to achieve a high level of total return through sector rotation and security selection.

STRATEGY

Fund strategy is to identify high yield market sectors and securities that offer investment opportunities through the analysis of macro-economic, interest rate, industry, and technical factors. Those companies that are best suited to benefit from the identified trends are then selected for investment. Risk is controlled through a high level of diversification, and by performing detailed and ongoing credit analysis on the companies considered and purchased.

ANALYSIS

Improving credit fundamentals pushed the U.S. High Yield market into positive territory for the period, although the magnitude of returns has declined significantly from the prior twelve month period. The fundamental improvement is best exemplified by the sharp improvement in two key high yield market statistics: default rates and the rating upgrade/downgrade ratio. Moody's U.S. issuer-based default rates have fallen consistently since reaching their cyclical peak in late 2002, and ended the period at 2.73%, a six-year low and well below the historical average. Additionally, the ratio of upgraded to downgraded issuers over the last 12 months increased to approximately 1:1, the highest ratio since 1998. The ratio improved dramatically towards the end of the period as the number of upgrades to downgrades exceeded one in July, August, and September, which represents the first three times that this has occurred in the last six years. The market's top performing sectors included the Steel sector, which benefited from sharply higher steel prices and the passage of a pension relief bill, and cyclical sectors such as paper, chemicals, and textiles. Airline bonds were the worst performing segment of the market, declining over 13%, as the industry continues to suffer from high fuel costs and competition from low-cost carriers.

The High Yield Bond Fund, Class A, with a 10.84% return, trailed the 12.33% return of the Merrill Lynch U.S. High Yield Master II Constrained Index* for the twelve months ended September 30, 2004. The High Yield Bond Fund, Class A underperformed the CS First Boston Global High Yield Index return of 13.17% for the twelve months ended September 30, 2004. The Fund was well-positioned to benefit from the strength in bonds of steel producers and also benefited from an underweight to the Airline sector. The two biggest detractors to relative performance were the Fund's underweight to CCC-rated securities during the last three months of 2004 and security selection in the wireless Communications sector. Specifically, the Fund's position in regional and rural wireless providers underperformed the broader sector on fears that the merger between AT&T and Cingular will further negatively impact the roaming fees that national wireless carriers pay to smaller regional and rural providers for use of their networks.

On November 11, 2004, Shenkman Capital Management and Nicholas Applegate Capital Management were terminated as sub-advisors of the Fund and were replaced with ING Investment Management Co., Metropolitan West Asset Management, and Lincoln Capital Management.

*On April 1, 2004, the benchmark for the Fund was changed from the CS First Boston Global High Yield Index to the Merrill Lynch U.S. High Yield Master II Constrained Index.



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          17

--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL MANAGED TRUST -- SEPTEMBER 30, 2004

High Yield Bond Fund (Concluded)

HIGH YIELD BOND FUND:

AVERAGE ANNUAL TOTAL RETURN (1)
--------------------------------------------------------------------------------
                                       Annualized   Annualized    Annualized
                            One Year       3 Year       5 Year     Inception
                              Return       Return       Return       to Date
--------------------------------------------------------------------------------
High Yield Bond Fund,
Class A                       10.84%       11.90%        5.92%         7.99%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the High Yield Bond Fund, Class A, verus the CS First Boston Global High Yield Index, and the Merrill Lynch U.S. High Yield Master II Constrained Index.(2)*

[GRAPH OMITTED]
[PLOT POINTS FOLLOW:]

             High Yield      CS First Boston     Merrill Lynch U.S.
             Bond Fund,          Global High   High Yield Master II
                Class A          Yield Index      Constrained Index

1/31/95        $100,000             $100,000
9/30/95         112,538              112,918
9/30/96         129,937              125,080
9/30/97         149,817              144,742               $149,817
9/30/98         153,188              143,990                153,532
9/30/99         158,565              149,677                159,459
9/30/00         158,422              152,551                160,894
9/30/01         150,881              145,030                151,031
9/30/02         159,104              149,164                149,400
9/30/03         190,734              191,004                192,427
9/30/04         211,410              216,446                216,153

1 For the period ended 9/30/04. Past performance is no indication of future performance. Fund shares were offered beginning 1/11/95. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

2 The performance of the Merrill Lynch U.S. High Yield Master II Constrained Index is shown on the line graph beginning from 9/30/97, with an initial value of $149,817, which equals the value at the point in time of the original $100,000 investment in the Fund. The Merrill Lynch U.S. High Yield Master II Contstrained Index was first established on 12/31/96.

* Previously the Fund's return had been compared to the CS First Boston Global High Yield index, but the sub-advisers believe that the Merrill Lynch U.S. High Yield Master II Constrained Index is more representative of the Fund's investment universe.



--------------------------------------------------------------------------------
18          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

Tax-Managed Large Cap Fund

September 30, 2004

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)*:

27.6%   Financials
14.0%   Consumer Discretionary
13.4%   Information Technology
 9.7%   Health Care
 9.7%   Industrials
 7.6%   Consumer Staples
 6.6%   Energy
 3.3%   Short-Term Investments
 2.9%   Telecommunication Services
 2.6%   Materials
 2.5%   Utilities
 0.1%   U.S. Treasury Obligations

*Percentages based on total investments.
-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
COMMON STOCK -- 99.2%

CONSUMER DISCRETIONARY -- 15.6%
   Abercrombie & Fitch, Cl A                             4,600    $         145
   Amazon.Com*                                           7,700              315
   American Eagle Outfitters*                            2,100               77
   Autoliv                                             100,900            4,076
   Autonation (B)*                                      62,300            1,064
   Autozone*                                             3,200              247
   Barnes & Noble (B)*                                  47,700            1,765
   Bed Bath & Beyond*                                  124,600            4,624
   Belo, Cl A                                            1,100               25
   Best Buy                                             10,250              556
   Big Lots*                                             6,400               78
   Black & Decker                                       23,000            1,781
   Boise Cascade                                        12,800              426
   BorgWarner                                           10,700              463
   Brinker International*                                4,100              128
   Brunswick (B)                                        22,300            1,020
   Cablevision Systems, Cl A (B)*                       19,800              402
   Caesars Entertainment*                                4,100               68
   Carmax (B)*                                          46,780            1,008
   CBRL Group                                            5,000              180
   CEC Entertainment*                                    3,000              110
   Centex (B)                                           25,600            1,292
   Cheesecake Factory (B)*                               1,500               65
   Chico's FAS*                                          1,700               58
   Clear Channel Communications                        173,720            5,415
   Coach*                                                3,600              153
   Comcast, Cl A*                                      183,283            5,176
   Comcast, Special Cl A (B)*                           66,000            1,843
   COX Communications, Cl A*                            56,980            1,888
   Cumulus Media, Cl A*                                  4,800               69
   Dana                                                 80,600            1,426
   Darden Restaurants                                   17,600              410
   Delphi                                              185,600            1,724
   Dillard's, Cl A                                       4,800               95
   DIRECTV Group*                                       29,965              527


-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Dollar General                                        6,800    $         137
   Dollar Tree Stores*                                  35,900              967
   Dow Jones                                               900               37
   DR Horton                                            63,025            2,087
   Eagle Materials                                         115                8
   Eagle Materials, Cl B                                   387               27
   Eastman Kodak (B)                                    45,600            1,469
   eBay (B)*                                           290,784           26,735
   EchoStar Communications, Cl A (B)*                  301,090            9,370
   Family Dollar Stores                                 78,520            2,128
   Federated Department Stores                          93,100            4,230
   Foot Locker                                          10,700              254
   Ford Motor (B)                                      354,600            4,982
   Fortune Brands                                        7,500              556
   Fox Entertainment Group, Cl A*                        9,000              250
   Furniture Brands International                        1,800               45
   GameStop, Cl A*                                       2,900               54
   Gannett                                              83,650            7,007
   Gap (B)                                              25,900              484
   General Motors (B)                                   92,800            3,942
   Gentex (B)                                            4,500              158
   Genuine Parts                                         9,900              380
   Goodyear Tire & Rubber (B)*                           9,800              105
   Harley-Davidson (B)                                  12,500              743
   Harman International Industries                         500               54
   Harrah's Entertainment (B)                           58,760            3,113
   Hasbro                                               46,600              876
   Hearst-Argyle Television                              1,400               34
   Hilton Hotels                                        16,500              311
   Home Depot                                          271,200           10,631
   IAC/InterActive*                                     12,259              270
   International Game Technology                       177,400            6,378
   Interpublic Group (B)*                               41,600              441
   JC Penney (B)                                        53,300            1,880
   Johnson Controls                                     28,400            1,613
   Jones Apparel Group                                  25,600              916
   KB Home                                              28,000            2,366
   Kmart Holding (B)*                                   14,200            1,242
   Knight-Ridder (B)                                    19,500            1,276
   Kohl's*                                             244,200           11,768
   Lamar Advertising, Cl A*                             39,400            1,639
   Lear                                                  1,400               76
   Leggett & Platt (B)                                   9,500              267
   Lennar, Cl A (B)                                     32,400            1,542
   Lennar, Cl B                                            520               23
   Liberty Media International, Cl A*                  185,478            6,188
   Liberty Media, Cl A*                                215,350            1,878
   Limited                                             196,271            4,375
   Liz Claiborne                                         3,400              128
   Lowe's                                              211,280           11,483
   Mandalay Resort Group                                   600               41
   Marriott International, Cl A (B)                    223,888           11,633
   Mattel                                               18,400              334



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          19

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

Tax-Managed Large Cap Fund (Continued)

September 30, 2004

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   May Department Stores (B)                            57,300    $       1,469
   Maytag (B)                                           34,600              636
   McClatchy, Cl A                                       1,900              135
   McDonald's                                          477,600           13,387
   McGraw-Hill                                          84,590            6,741
   MDC Holdings                                         16,610            1,214
   Metro-Goldwyn-Mayer                                  11,200              130
   MGM Mirage*                                          22,400            1,112
   Mohawk Industries*                                    1,900              151
   MSC Industrial Direct, Cl A                           4,000              136
   Neiman-Marcus Group, Cl A                             1,800              103
   New York Times, Cl A                                  7,700              301
   Nike, Cl B                                            5,200              410
   Nordstrom                                            21,600              826
   NVR*                                                  3,000            1,653
   O'Reilly Automotive*                                  1,800               69
   Office Depot*                                        18,100              272
   Omnicom Group                                        47,900            3,500
   Outback Steakhouse                                    2,800              116
   Petsmart (B)                                          4,400              125
   Polaris Industries                                   16,900              943
   Pulte Homes                                           2,800              172
   Radio One, Cl D*                                      9,300              132
   RadioShack                                            3,100               89
   Reebok International                                  2,100               77
   Ross Stores                                           5,200              122
   Ruby Tuesday                                          2,600               72
   Saks                                                 30,000              361
   Sears Roebuck (B)                                    54,700            2,180
   Sherwin-Williams                                     70,400            3,095
   Snap-On                                               3,900              107
   Stanley Works (B)                                    73,300            3,117
   Staples                                             345,700           10,309
   Starbucks (B)*                                       16,700              759
   Starwood Hotels & Resorts Worldwide                  35,860            1,665
   Talbots                                               1,200               30
   Target                                              130,400            5,901
   Tiffany                                               2,600               80
   Timberland, Cl A*                                    13,100              744
   Time Warner (B)*                                    899,660           14,521
   TJX                                                  24,000              529
   Toys "R" Us*                                         15,900              282
   Tribune (B)                                           9,800              403
   UnitedGlobalCom, Cl A (B)*                           24,900              186
   Univision Communications, Cl A (B)*                 159,710            5,048
   Valassis Communications*                             44,840            1,326
   VF                                                   34,900            1,726
   Viacom, Cl B                                        325,406           10,921
   Walt Disney (B)                                     468,174           10,557
   Washington Post, Cl B                                   200              184
   Wendy's International                                38,500            1,294
   Westwood One*                                         3,500               69
   Whirlpool                                            13,000              781

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Williams-Sonoma (B)*                                  4,000    $         150
   Wynn Resorts (B)*                                     2,200              114
   XM Satellite Radio Holdings,
     Cl A (B)*                                         280,300            8,695
   Yum! Brands                                           9,600              390
   Zale*                                                40,600            1,141
                                                                  -------------
                                                                        308,388
                                                                  -------------

CONSUMER STAPLES -- 8.4%
   Adolph Coors, Cl B                                   10,900              740
   Albertson's (B)                                      51,000            1,220
   Altria Group (B)                                    322,500           15,170
   Anheuser-Busch                                       34,200            1,708
   Archer-Daniels-Midland                              144,100            2,447
   Avon Products                                        95,060            4,152
   BJ's Wholesale Club (B)*                             30,600              837
   Brown-Forman, Cl B                                    2,400              110
   Campbell Soup                                        11,300              297
   Clorox                                                7,900              421
   Coca-Cola (B)                                       226,569            9,074
   Coca-Cola Enterprises                                81,800            1,546
   Colgate-Palmolive                                   156,944            7,091
   ConAgra Foods                                        41,400            1,064
   Constellation Brands, Cl A*                          15,000              571
   Costco Wholesale                                     50,700            2,107
   CVS                                                  36,200            1,525
   Dean Foods*                                          25,350              761
   Energizer Holdings*                                  88,380            4,074
   General Mills (B)                                    40,100            1,800
   Gillette                                            428,707           17,894
   Hershey Foods                                        22,600            1,056
   HJ Heinz                                              6,900              249
   Hormel Foods                                          4,000              107
   Kellogg                                              12,500              533
   Kimberly-Clark                                       91,600            5,916
   Kraft Foods, Cl A (B)                                 6,700              213
   Kroger*                                             163,900            2,544
   Loews--Carolina Group                                 5,300              129
   McCormick                                             4,200              144
   NBTY*                                                 2,000               43
   Pepsi Bottling Group                                 40,800            1,108
   PepsiAmericas                                        45,000              860
   PepsiCo                                             311,359           15,148
   Pilgrim's Pride (B)                                   2,300               62
   Procter & Gamble                                    319,376           17,285
   Reynolds American (B)                                38,800            2,640
   Safeway (B)*                                         85,200            1,645
   Sara Lee                                             92,400            2,112
   Smithfield Foods*                                     2,700               68
   Supervalu (B)                                        77,600            2,138
   Sysco                                                26,900              805
   Tyson Foods, Cl A                                    97,545            1,563
   UST                                                  10,000              403



--------------------------------------------------------------------------------
20          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Wal-Mart Stores                                     436,760    $      23,236
   Walgreen                                            213,900            7,664
   Whole Foods Market                                    2,500              214
   Wm. Wrigley Jr                                       67,210            4,255
                                                                  -------------
                                                                        166,749
                                                                  -------------

ENERGY -- 7.4%
   Amerada Hess (B)                                     31,100            2,768
   Anadarko Petroleum                                   28,500            1,891
   Apache                                               10,942              548
   Ashland                                              17,700              993
   Baker Hughes                                          4,500              197
   BJ Services (B)*                                      3,100              163
   Burlington Resources                                 76,800            3,133
   ChevronTexaco                                       476,662           25,568
   Cimarex Energy*                                       2,285               80
   ConocoPhillips (B)                                  238,100           19,727
   Cross Timbers Royalty Trust*                            105                4
   Devon Energy (B)                                     26,545            1,885
   El Paso                                             147,400            1,355
   ENSCO International                                   6,000              196
   Exxon Mobil                                       1,211,682           58,561
   Forest Oil*                                           2,300               69
   Grant Prideco*                                        9,100              186
   Halliburton                                          28,500              960
   Helmerich & Payne                                     4,300              123
   Kerr-McGee (B)                                        6,500              372
   Kinder Morgan                                         4,500              283
   Marathon Oil (B)                                    103,900            4,289
   Murphy Oil                                            7,800              677
   National-Oilwell (B)*                                 6,500              214
   Newfield Exploration*                                19,200            1,176
   Noble Energy                                          5,500              320
   Occidental Petroleum                                 74,400            4,161
   Patterson-UTI Energy (B)                             14,000              267
   Pioneer Natural Resources                             9,900              341
   Pogo Producing                                        6,900              327
   Precision Drilling*                                  14,800              851
   Premcor*                                              1,800               69
   Rowan (B)*                                           11,200              296
   Schlumberger                                        110,251            7,421
   Smith International*                                  7,200              437
   Sunoco (B)                                           28,700            2,123
   Tidewater                                             1,900               62
   Unocal                                               48,400            2,081
   Valero Energy                                         4,124              331
   Varco International*                                  4,700              126
   Western Gas Resources                                19,000              543
   Williams                                             12,500              151
   XTO Energy                                           34,332            1,115
                                                                  -------------
                                                                        146,440
                                                                  -------------

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
FINANCIALS -- 22.7%
   21st Century Insurance Group                          9,000    $         120
   A.G. Edwards                                         32,700            1,132
   ACE                                                  14,200              569
   Affiliated Managers Group (B)*                        1,350               72
   Aflac                                                19,300              757
   Allied Capital (B)                                    2,400               59
   Allmerica Financial*                                 15,400              414
   Allstate                                            223,700           10,735
   AMB Property+                                         3,400              126
   AMBAC Financial Group                                31,950            2,554
   American Express                                    139,000            7,153
   American International Group                        385,923           26,239
   AmeriCredit*                                         30,200              631
   Ameritrade Holding*                                   8,700              104
   AmerUs Group (B)                                      1,200               49
   AmSouth Bancorp                                      94,900            2,316
   Annaly Mortgage Management (B)+                       4,300               74
   AON                                                  31,200              897
   Archstone-Smith Trust (B)+                           35,100            1,111
   Arden Realty+                                         1,400               46
   Arthur J Gallagher                                    1,900               63
   Astoria Financial (B)                                53,200            1,888
   Axis Capital Holdings                                20,250              526
   Bank of America                                     807,794           35,002
   Bank of Hawaii                                       23,500            1,110
   Bank of New York                                     28,800              840
   Banknorth Group                                       4,600              161
   BB&T                                                 35,400            1,405
   Bear Stearns                                         21,800            2,097
   Boston Properties+                                    3,200              177
   Capital One Financial                                 7,600              562
   CarrAmerica Realty+                                   3,400              111
   Catellus Development+                                 2,941               78
   CBL & Associates Properties+                          7,500              457
   Centerpoint Properties Trust+                         1,000               44
   Charles Schwab                                    1,022,020            9,392
   Chelsea Property Group+                               2,300              154
   Chicago Mercantile Exchange (B)                         600               97
   Chubb                                                30,900            2,172
   Cincinnati Financial                                  6,195              255
   CIT Group                                            23,100              864
   Citigroup                                         1,128,970           49,810
   Citizens Banking                                      1,800               59
   Comerica                                             41,500            2,463
   Commerce Bancorp (B)                                 14,600              806
   Compass Bancshares                                    4,000              175
   Countrywide Financial (B)                            91,598            3,608
   Crescent Real Estate Equity+                          2,000               31
   Developers Diversified Realty+                        2,400               94
   Doral Financial                                      25,050            1,039
   Duke Realty+                                         11,100              369



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          21

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

Tax-Managed Large Cap Fund (Continued)

September 30, 2004

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   E*Trade Financial*                                    3,800    $          43
   Equity Office Properties Trust                      169,700            4,624
   Equity Residential (B)                               66,700            2,068
   Erie Indemnity, Cl A                                  7,000              357
   Fannie Mae                                          127,920            8,110
   Federated Investors, Cl B                             3,500              100
   Fidelity National Financial                          61,133            2,329
   Fifth Third Bancorp                                  45,370            2,233
   First American                                       47,700            1,471
   First Horizon National                               65,700            2,849
   FirstMerit                                            5,200              137
   Franklin Resources (B)                               64,400            3,591
   Freddie Mac                                         143,220            9,344
   Fremont General                                      29,300              678
   Friedman Billings Ramsey Group,
     Cl A+                                              69,300            1,324
   GATX                                                  3,200               85
   General Growth Properties+                           76,300            2,365
   Genworth Financial, Cl A*                            19,600              457
   Golden West Financial                                18,100            2,008
   Goldman Sachs Group                                 214,100           19,963
   Greater Bay Bancorp                                   3,700              106
   Greenpoint Financial                                 26,550            1,228
   Hartford Financial Services Group                    39,400            2,440
   HCC Insurance Holdings                                2,000               60
   Health Care Property Investors+                       1,700               44
   Hibernia, Cl A                                       38,300            1,011
   Highwoods Properties+                                 1,500               37
   Hospitality Properties Trust (B)+                     1,000               42
   Host Marriott+ (B)*                                  19,800              278
   Huntington Bancshares (B)                            93,300            2,324
   Independence Community Bank                          29,000            1,132
   IndyMac Bancorp                                      47,700            1,727
   Instinet Group*                                       7,900               40
   Investment Technology Group*                          2,400               37
   iStar Financial+                                      5,400              223
   Janus Capital Group                                  21,900              298
   Jefferson-Pilot                                      52,000            2,582
   JPMorgan Chase                                      621,176           24,679
   Keycorp                                             171,700            5,426
   Kimco Realty+                                         1,600               82
   Legg Mason (B)                                        9,300              495
   Lehman Brothers Holdings                             82,169            6,551
   Liberty Property Trust (B)+                           3,300              131
   Lincoln National                                    107,700            5,062
   M&T Bank                                              3,500              335
   Macerich+                                             1,300               69
   Mack-Cali Realty+                                     4,800              213
   Manulife Financial                                    9,245              405
   Marsh & McLennan                                      2,500              114
   Marshall & Ilsley                                    29,600            1,193
   MBIA                                                 61,700            3,592
   MBNA                                                381,560            9,615

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Mellon Financial                                     25,100    $         695
   Mercantile Bankshares                                 1,300               62
   Mercury General                                      15,700              830
   Merrill Lynch                                       106,700            5,305
   Metlife                                             105,300            4,070
   MGIC Investment (B)                                   5,400              359
   Mills+                                                  900               47
   MoneyGram International*                              3,400               58
   Moody's                                             152,540           11,174
   Morgan Stanley                                      178,800            8,815
   National City                                       228,300            8,817
   Nationwide Financial Services, Cl A                  10,600              372
   New York Community Bancorp                           18,566              381
   North Fork Bancorporation --
     NY Shares (B)                                      17,300              769
   Northern Trust                                      165,700            6,761
   Nuveen Investments, Cl A                              2,400               71
   Old Republic International (B)                       34,350              860
   Pan Pacific Retail Properties+                        1,400               76
   Peoples Bank Bridgeport                               3,000              107
   Phoenix                                              22,400              233
   Piper Jaffray*                                          732               29
   Plum Creek Timber                                    42,900            1,503
   PMI Group                                            20,900              848
   PNC Financial Services Group                        124,800            6,752
   Popular                                             113,400            2,982
   Principal Financial Group*                           67,500            2,428
   Progressive (B)                                      17,200            1,458
   Prologis                                             12,100              426
   Protective Life                                       4,000              157
   Providian Financial*                                 15,500              241
   Prudential Financial (B)                             51,500            2,423
   Public Storage+                                       4,100              203
   Radian Group                                         19,200              888
   Raymond James Financial                               2,700               65
   Rayonier+                                             1,400               63
   Regency Centers+                                      1,700               79
   Regions Financial (B)                               123,280            4,076
   Safeco (B)                                           42,400            1,936
   Silicon Valley Bancshares*                            3,100              115
   Simon Property Group                                  7,100              381
   SL Green Realty+                                        800               41
   SLM                                                  21,900              977
   SouthTrust                                           29,600            1,233
   Sovereign Bancorp                                    15,600              340
   St. Joe                                              20,400              975
   St. Paul                                            104,638            3,459
   Stancorp Financial Group                             11,200              797
   State Street                                         62,640            2,675
   SunTrust Banks (B)                                   71,100            5,006
   Synovus Financial                                     1,800               47
   T Rowe Price Group                                    5,000              255
   TCF Financial                                         4,400              133

--------------------------------------------------------------------------------
22          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Torchmark                                            41,200    $       2,191
   UnionBanCal                                          14,200              841
   Unitrin                                               1,100               46
   UnumProvident (B)                                     8,900              140
   US Bancorp                                          330,661            9,556
   Ventas+                                               1,600               41
   Vornado Realty Trust+                                 3,000              188
   Wachovia (B)                                        359,300           16,869
   Waddell & Reed Financial, Cl A                        7,800              172
   Washington Mutual                                   144,268            5,638
   Webster Financial                                    18,400              909
   Weingarten Realty Investors+                          1,400               46
   Wells Fargo                                         204,800           12,212
   Whitney Holding                                       1,600               67
   Willis Group Holdings                                22,800              853
   Xl Capital, Cl A (B)                                  4,700              348
   Zions Bancorporation                                 16,300              995
                                                                  -------------
                                                                        450,739
                                                                  -------------

HEALTH CARE -- 10.7%
   Abbott Laboratories                                  56,600            2,398
   Advanced Medical Optics*                              2,444               97
   Aetna (B)                                            15,700            1,569
   Affymetrix (B)*                                       3,200               98
   Alcon                                                 3,800              305
   Allergan                                            110,400            8,009
   AmerisourceBergen                                     1,887              101
   Amgen*                                              221,979           12,582
   Andrx*                                                3,800               85
   Anthem (B)*                                          12,474            1,088
   Applera--Applied Biosystems Group                    54,300            1,025
   Barr Pharmaceuticals*                                 3,300              137
   Bausch & Lomb                                         1,500              100
   Baxter International                                 22,100              711
   Beckman Coulter                                      11,600              651
   Becton Dickinson                                     46,000            2,378
   Biogen Idec (B)*                                     13,740              840
   Biomet                                               10,050              471
   Boston Scientific*                                  176,500            7,012
   Bristol-Myers Squibb                                247,200            5,851
   Cardinal Health                                      15,200              665
   Caremark Rx (B)*                                    133,444            4,280
   Celgene*                                              4,400              256
   Cephalon (B)*                                         1,200               57
   Charles River Laboratories
     International*                                      1,700               78
   Chiron (B)*                                           3,700              164
   Cigna                                                38,000            2,646
   Community Health Systems*                            13,800              368
   Cooper                                                  700               48
   Covance*                                              2,700              108
   Coventry Health Care*                                 3,100              165
   CR Bard                                               3,800              215

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Cytyc*                                                6,000    $         145
   DaVita*                                               4,650              145
   Dentsply International                                  900               47
   Eli Lilly                                           159,093            9,554
   Express Scripts*                                      1,500               98
   Eyetech Pharmaceuticals (B)*                          1,100               37
   Fisher Scientific International*                      2,000              117
   Forest Laboratories*                                 14,200              639
   Genentech (B)*                                      373,000           19,553
   Genzyme*                                             46,500            2,530
   Gilead Sciences (B)*                                 15,000              561
   Guidant                                              54,900            3,626
   HCA (B)                                              26,300            1,003
   Health Management Associates,
     Cl A (B)                                           36,300              742
   Health Net*                                           3,200               79
   Hillenbrand Industries                                2,900              147
   Hospira*                                              4,710              144
   Humana*                                              88,800            1,774
   ICOS*                                                 2,300               56
   ImClone Systems*                                      1,100               58
   IMS Health                                            3,944               94
   Inamed*                                               1,300               62
   Invitrogen (B)*                                      17,300              951
   IVAX*                                                 5,250              101
   Johnson & Johnson                                   257,987           14,532
   King Pharmaceuticals*                                 8,700              104
   Laboratory of America Holdings*                       5,300              232
   Lincare Holdings (B)*                                 3,500              104
   Manor Care                                            3,700              111
   McKesson                                             10,300              264
   Medco Health Solutions*                              14,724              455
   Medicis Pharmaceutical, Cl A (B)                      2,900              113
   Medimmune*                                           12,500              296
   Medtronic                                           487,073           25,279
   Merck                                               245,070            8,087
   Mettler Toledo International*                         2,300              109
   Millipore*                                            1,400               67
   Mylan Laboratories (B)                               19,800              356
   Omnicare                                              1,500               43
   Patterson*                                            2,500              191
   PerkinElmer                                         145,300            2,502
   Pfizer                                              917,068           28,062
   Pharmaceutical Product
     Development*                                        4,300              155
   Quest Diagnostics                                     2,400              212
   Renal Care Group*                                     4,350              140
   Resmed*                                               1,300               62
   Respironics*                                          1,200               64
   Schering-Plough (B)                                  50,700              966
   Sepracor (B)*                                         1,700               83
   St. Jude Medical*                                    15,300            1,152
   Steris*                                               5,400              118



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          23

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

Tax-Managed Large Cap Fund (Continued)

September 30, 2004

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Stryker (B)                                          12,200    $         587
   Tenet Healthcare*                                     6,200               67
   Teva Pharmaceutical Industries ADR*                     648               17
   Thermo Electron*                                      7,000              189
   UnitedHealth Group                                   35,946            2,651
   Universal Health Services, Cl B                       1,600               70
   Valeant Pharmaceuticals                              12,000              289
   Varian Medical Systems*                               1,600               55
   VCA Antech*                                           4,000               83
   Waters*                                               5,800              256
   Watson Pharmaceuticals*                              10,600              312
   WellPoint Health Networks*                          115,200           12,106
   Wyeth                                               166,480            6,226
   Zimmer Holdings*                                    114,700            9,066
                                                                  -------------
                                                                        212,654
                                                                  -------------

INDUSTRIALS -- 10.6%
   3M                                                   92,530            7,400
   AGCO*                                                 1,800               41
   Allied Waste Industries*                              9,600               85
   American Power Conversion                             7,400              129
   American Standard*                                    7,200              280
   AMN Healthcare Services*                              7,200               86
   Apollo Group, Cl A (B)*                             106,465            7,811
   Avery Dennison                                        2,400              158
   Boeing                                               88,700            4,579
   Brink's                                               1,300               39
   Burlington Northern Santa Fe                        175,400            6,720
   Caterpillar                                          71,318            5,738
   Cavco Industries*                                       130                5
   Cendant                                             475,260           10,266
   CH Robinson Worldwide                                 3,200              148
   ChoicePoint*                                          2,600              111
   Cintas                                              127,500            5,360
   Continental Airlines, Cl B (B)*                       4,900               42
   Corinthian Colleges (B)*                              2,100               28
   Crane                                                20,000              578
   CSX                                                  40,300            1,338
   Cummins                                              21,500            1,589
   Danaher (B)                                          34,400            1,764
   Deere                                                72,700            4,693
   Deluxe                                               27,900            1,144
   Dover                                                 6,100              237
   Dun & Bradstreet*                                     1,600               94
   Eaton                                                52,500            3,329
   Education Management*                                 1,400               37
   Emerson Electric                                     30,400            1,881
   Equifax                                               7,600              200
   Expeditors International Washington (B)             163,400            8,448
   Fastenal                                             65,600            3,779
   FedEx                                                13,400            1,148
   Flowserve*                                           12,000              290
   Fluor                                                 1,500               67

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   General Dynamics                                     34,500    $       3,522
   General Electric                                  1,644,100           55,209
   Goodrich                                             27,000              847
   H&R Block                                             6,800              336
   Harsco                                                2,300              103
   Herman Miller                                         1,900               47
   HNI                                                  24,100              954
   Honeywell International                             104,300            3,740
   Hubbell, Cl B                                        15,800              708
   Hudson Highland Group*                                  750               22
   IKON Office Solutions                                 5,300               64
   Illinois Tool Works                                  48,800            4,547
   Iron Mountain*                                        6,300              213
   ITT Educational Services*                             1,200               43
   ITT Industries                                        4,000              320
   JB Hunt Transport Services                            1,900               71
   JetBlue Airways (B)*                                  6,600              138
   L-3 Communications Holdings                          39,900            2,673
   Lafarge North America                                 3,100              145
   Lockheed Martin                                      36,100            2,014
   Manpower                                              2,200               98
   Masco                                               119,300            4,119
   MKS Instruments*                                      3,500               54
   Monster Worldwide*                                   10,000              246
   Navistar International (B)*                           1,400               52
   Norfolk Southern                                     69,700            2,073
   Northrop Grumman                                     61,034            3,255
   Northwest Airlines (B)*                              26,000              214
   Paccar                                               21,875            1,512
   Pall                                                  9,500              233
   Parker Hannifin                                       7,800              459
   Pentair                                               4,800              168
   Pitney Bowes                                          9,600              423
   Raytheon                                             68,100            2,586
   Republic Services                                     6,400              191
   Robert Half International                             5,800              150
   Rockwell Automation                                   6,000              232
   Rockwell Collins                                      7,900              293
   RR Donnelley & Sons                                  28,700              899
   Ryder System (B)                                     19,800              931
   ServiceMaster                                        14,400              185
   Shaw Group*                                           3,100               37
   Skywest                                               8,800              132
   Southwest Airlines (B)                               37,900              516
   SPX (B)                                              47,500            1,682
   Steelcase, Cl A                                       3,900               55
   Swift Transportation*                                 2,900               49
   Teekay Shipping                                      32,800            1,413
   Textron                                              28,200            1,812
   Union Pacific                                        16,100              943
   United Parcel Service, Cl B                         236,746           17,974
   United Rentals*                                       9,100              145
   United Technologies                                  48,672            4,545



--------------------------------------------------------------------------------
24          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                          Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Viad                                                  3,875    $          92
   W.W. Grainger                                         4,800              277
   Waste Management                                     21,300              582
   Weight Watchers International (B)*                  150,000            5,823
   York International                                    1,400               44
                                                                  -------------
                                                                        209,852
                                                                  -------------

INFORMATION TECHNOLOGY -- 14.8%
   Activision*                                          55,800              774
   Acxiom                                                2,400               57
   Adaptec*                                              5,300               40
   Adobe Systems                                         9,900              490
   Advanced Fibre Communication*                         3,900               62
   Advanced Micro Devices (B)*                          12,900              168
   Advent Software*                                      2,800               47
   Affiliated Computer Services, Cl A (B)*               4,200              234
   Agilent Technologies*                                14,100              304
   Akamai Technologies*                                  4,000               56
   Altera*                                              12,800              251
   Amphenol, Cl A*                                       2,200               75
   Analog Devices                                       22,100              857
   Andrew (B)*                                          18,500              226
   Apple Computer*                                      12,800              496
   Applied Materials*                                   39,500              651
   Arrow Electronics*                                   88,200            1,992
   Autodesk                                             22,500            1,094
   Automatic Data Processing                            64,900            2,682
   Avaya*                                               12,600              176
   Avnet*                                               51,900              889
   Avocent*                                              1,300               34
   AVX                                                   9,900              117
   BEA Systems*                                         19,700              136
   BMC Software*                                         8,900              141
   Broadcom, Cl A*                                      10,000              273
   Cadence Design Systems (B)*                          14,800              193
   CDW                                                   3,590              208
   Certegy                                               3,300              123
   Checkfree (B)*                                        3,200               89
   Cisco Systems*                                    1,040,020           18,824
   Citrix Systems*                                      28,500              499
   Cognizant Technology Solutions, Cl A*                 4,456              136
   Computer Associates International (B)                24,600              647
   Computer Sciences*                                    4,000              188
   Comverse Technology*                                 21,100              397
   Convergys*                                           56,100              753
   Corning (B)*                                         88,700              983
   Cree*                                                 1,800               55
   CSG Systems International*                            8,100              125
   Cypress Semiconductor (B)*                           74,500              659
   Dell*                                               427,530           15,220
   Diebold                                               5,800              271
   DST Systems*                                          1,700               76
   Electronic Arts (B)*                                 59,412            2,732

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Electronic Data Systems                              33,800    $         655
   EMC*                                                429,110            4,952
   Fair Isaac                                            4,050              118
   Fairchild Semiconductor International*                3,400               48
   First Data                                          672,515           29,254
   Fiserv*                                             150,950            5,262
   Flextronics International*                           16,800              223
   Flir Systems*                                           700               41
   Global Payments                                       2,000              107
   Google, Cl A (B)*                                     6,500              842
   Harris                                                3,000              165
   Hewlett-Packard (B)                                 534,827           10,028
   Ingram Micro, Cl A*                                 145,800            2,347
   Integrated Circuit Systems*                           2,600               56
   Integrated Device Technology*                         9,200               88
   Intel                                               960,150           19,261
   International Business Machines                     156,500           13,418
   International Rectifier*                              1,900               65
   Intersil, Cl A                                        5,500               88
   Intuit*                                             141,900            6,442
   Jabil Circuit*                                        5,300              122
   Juniper Networks (B)*                                19,200              453
   Kemet*                                               12,000               97
   Kla-Tencor (B)*                                       6,100              253
   Lam Research*                                         2,600               57
   Lexmark International, Cl A*                         69,000            5,797
   Linear Technology (B)                               202,700            7,346
   Lucent Technologies (B)*                            318,300            1,009
   Macromedia*                                           7,400              149
   Maxim Integrated Products                            83,300            3,523
   McAfee*                                               8,800              177
   MEMC Electronic Materials*                            5,000               42
   Mercury Interactive (B)*                              1,600               56
   Microchip Technology                                  7,300              196
   Micron Technology (B)*                               15,000              180
   Microsoft                                         1,569,880           43,407
   Molex                                                 1,400               42
   Motorola                                            177,800            3,208
   National Semiconductor*                              29,200              452
   NCR*                                                 45,100            2,237
   Network Appliance (B)*                               10,900              251
   Novellus Systems (B)*                                10,600              282
   Nvidia*                                              15,700              228
   Oracle*                                             307,600            3,470
   Paychex                                             556,400           16,775
   Peoplesoft*                                          12,700              252
   Perot Systems, Cl A*                                 13,400              215
   Plantronics*                                          1,000               43
   PMC - Sierra (B)*                                     6,600               58
   Polycom*                                             11,200              222
   QLogic*                                               4,300              127
   Qualcomm (B)                                        826,684           32,274
   Reynolds & Reynolds, Cl A (B)                         3,400               84



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          25

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

Tax-Managed Large Cap Fund (Continued)

September 30, 2004

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   RF Micro Devices*                                    18,400    $         117
   Sabre Holdings, Cl A                                 86,300            2,117
   Sandisk (B)*                                        204,500            5,955
   Sanmina-SCI*                                         55,400              391
   Scientific-Atlanta                                    5,000              130
   Semtech (B)*                                         11,500              220
   Siebel Systems*                                      22,800              172
   Silicon Laboratories*                                 2,200               73
   Solectron (B)*                                       71,200              352
   Storage Technology (B)*                               6,000              152
   Sun Microsystems*                                   145,000              586
   Sungard Data Systems*                                14,300              340
   Sybase*                                               2,400               33
   Symantec (B)*                                        19,900            1,092
   Symbol Technologies                                   7,600               96
   Tech Data*                                            8,886              343
   Tektronix                                             3,200              106
   Tellabs (B)*                                         59,900              550
   Teradyne (B)*                                        18,800              252
   Texas Instruments                                    58,700            1,249
   Titan*                                                3,800               53
   Unisys*                                              61,900              639
   Utstarcom (B)*                                        4,100               66
   VeriSign (B)*                                        14,900              296
   Veritas Software*                                    13,100              233
   WebMD (B)*                                           20,600              143
   Western Digital*                                      5,000               44
   Xerox (B)*                                          109,100            1,536
   Xilinx                                               22,000              594
   Yahoo! (B)*                                         141,900            4,812
   Zebra Technologies, Cl A*                               900               55
                                                                  -------------
                                                                        293,841
                                                                  -------------

MATERIALS -- 2.9%
   Agrium                                               48,100              854
   Air Products & Chemicals                              9,900              538
   Alcan                                                15,600              746
   Alcoa                                                40,400            1,357
   Ball                                                  1,400               52
   Bemis                                                37,400              994
   Bowater (B)                                           1,600               61
   Consol Energy                                         2,800               98
   Dow Chemical                                        109,400            4,943
   E.I. du Pont de Nemours                              81,800            3,501
   Eastman Chemical                                     57,000            2,710
   Ecolab                                               11,200              352
   Engelhard                                            40,200            1,140
   Florida Rock Industries                               1,200               59
   Freeport-McMoRan Copper & Gold,
      Cl B (B)                                           5,100              206
   Georgia-Pacific                                     110,400            3,969
   Hercules*                                             6,500               93
   International Flavors & Fragrances                    6,200              237

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   International Paper                                  49,000    $       1,980
   Louisiana-Pacific                                    92,700            2,405
   Lubrizol                                             48,400            1,675
   Martin Marietta Materials                            14,200              643
   Massey Energy                                         1,600               46
   MeadWestvaco                                         13,100              418
   Monsanto                                             44,638            1,626
   Newmont Mining (B)                                   16,200              737
   Nucor                                                35,400            3,234
   OM Group*                                            20,900              764
   Pactiv*                                               8,000              186
   Peabody Energy (B)                                    2,200              131
   Phelps Dodge                                            900               83
   Potash of Saskatchewan                               20,600            1,322
   PPG Industries                                       48,900            2,997
   Praxair                                             223,200            9,539
   Rohm & Haas                                          25,600            1,100
   RPM International                                     3,000               53
   Sealed Air*                                          10,500              487
   Sigma-Aldrich                                         8,000              464
   Smurfit-Stone Container (B)*                          6,260              121
   Sonoco Products                                      18,600              492
   Southern Peru Copper (B)                             17,600              909
   Temple-Inland                                         4,700              316
   United States Steel (B)                              26,200              986
   Vulcan Materials                                      4,100              209
   Weyerhaeuser                                         29,600            1,968
                                                                  -------------
                                                                         56,801
                                                                  -------------

TELECOMMUNICATION SERVICES -- 3.3%
   Alltel                                               49,300            2,707
   AT&T (B)                                            202,400            2,898
   AT&T Wireless Services*                             151,400            2,238
   BellSouth (B)                                       470,900           12,771
   CenturyTel (B)                                       26,400              904
   Citizens Communications*                             22,700              304
   Crown Castle International (B)*                     117,810            1,753
   Nextel Communications, Cl A*                         43,100            1,027
   Nokia ADR                                           341,100            4,680
   SBC Communications                                  535,221           13,889
   Sprint (B)                                          130,750            2,632
   Telephone & Data Systems                             18,900            1,591
   US Cellular*                                         11,000              474
   Verizon Communications                              432,500           17,032
   West*                                                 2,600               76
                                                                  -------------
                                                                         64,976
                                                                  -------------

UTILITIES -- 2.8%
   AES (B)*                                              8,000               80
   Allegheny Energy (B)*                                12,800              204
   Alliant Energy                                        3,200               80
   Ameren (B)                                            5,600              258



--------------------------------------------------------------------------------
26          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   American Electric Power (B)                          86,700    $       2,771
   Aqua America                                          2,000               44
   Centerpoint Energy (B)                               91,700              950
   Cinergy                                               4,800              190
   Consolidated Edison (B)                               9,400              395
   Constellation Energy Group                          102,300            4,076
   Dominion Resources (B)                               11,800              770
   DTE Energy (B)                                       26,840            1,132
   Duke Energy (B)                                      59,300            1,357
   Edison International                                218,200            5,785
   Energy East                                           2,500               63
   Entergy                                              50,100            3,037
   Equitable Resources                                     900               49
   Exelon                                               77,200            2,833
   FirstEnergy                                          41,000            1,684
   FPL Group (B)                                         9,300              635
   Great Plains Energy (B)                               7,100              207
   Idacorp                                               2,900               84
   KeySpan (B)                                           2,000               78
   MDU Resources Group                                   3,300               87
   National Fuel Gas                                    19,700              558
   Nicor                                                 4,700              173
   NiSource (B)                                          8,600              181
   Northeast Utilities                                 149,400            2,897
   NSTAR                                                32,100            1,576
   OGE Energy                                            7,500              189
   Oneok                                               137,600            3,580
   Pepco Holdings (B)                                   64,600            1,286
   PG&E*                                                21,100              641
   Pinnacle West Capital                                46,600            1,934
   PPL                                                  18,300              863
   Progress Energy                                      18,700              792
   Public Service Enterprise Group (B)                   5,100              217
   Puget Energy                                         16,900              384
   Questar                                               4,200              192
   Reliant Energy*                                       5,362               50
   Sempra Energy                                        88,500            3,203
   Southern (B)                                         27,600              828
   TECO Energy (B)                                       9,800              133
   Texas Genco Holdings                                  6,800              317
   TXU (B)                                             108,950            5,221
   WGL Holdings (B)                                     20,100              568
   Wisconsin Energy                                     20,000              638
   Xcel Energy                                         146,500            2,537
                                                                  -------------
                                                                         55,807
                                                                  -------------
Total Common Stock
   (Cost $1,743,790) ($ Thousands)                                    1,966,247
                                                                  -------------

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (C) -- 5.8%

FINANCIALS -- 5.7%
   Allstate Life Global Funding (E)
        1.750%, 10/14/05                         $       1,402    $       1,402
   Belford Funding (E)
        1.811%, 02/02/05                                 5,607            5,607
   Blue Heron Funding (E)
        1.870%, 02/23/05                                 5,607            5,607
        1.857%, 03/18/05                                 2,523            2,523
   Bradford & Bingley (E)
        1.732%, 01/07/05                                 3,533            3,531
   CCN Bluegrass (E)
        1.891%, 08/18/05                                 4,206            4,206
   CIT Group (E)
        1.870%, 12/01/04                                 3,364            3,364
   Commodore (E)
        1.970%, 12/12/38                                 1,682            1,682
   Countrywide Home Loans (E)
        2.030%, 06/23/05                                 2,243            2,243
        1.850%, 08/26/05                                 1,682            1,682
        1.830%, 02/23/05                                 1,626            1,626
        1.820%, 05/20/05                                 1,121            1,121
   Davis Square Funding (E)
        1.726%, 04/06/05                                 2,804            2,804
        1.726%, 05/06/05                                 2,804            2,804
   Drivetime Auto Owner Trust
        1.640%, 07/15/05                                 1,041            1,041
   Duke Funding (E)
        1.650%, 04/08/05                                 2,804            2,804
   Five Finance (E)
        1.838%, 09/22/05                                 7,962            7,959
   Harrier Finance Funding (E)
        1.887%, 06/15/05                                 4,878            4,877
   Harwood (E)
        1.870%, 09/20/05                                 7,121            7,121
   Irish Life & Permanent (E)
        1.837%, 10/21/05                                 5,215            5,214
   Lakeside Funding (E)
        1.790%, 10/08/04                                 5,159            5,159
   Liberty Light US Capital (E)
        1.737%, 02/09/05                                 2,804            2,803
        1.735%, 01/14/05                                 2,804            2,804
   Morgan Stanley (E)
        1.696%, 10/04/05                                 1,121            1,121
   Orchid Structured Finance (E)
        1.820%, 11/18/04                                 3,661            3,661
   Pacific Life Global Funding (E)
        1.740%, 10/13/05                                 4,206            4,206
   RMAC (E)
        1.840%, 06/12/05                                 2,523            2,523
   Saturn Ventures (E)
        1.644%, 02/07/05                                 2,804            2,804



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          27

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

Tax-Managed Large Cap Fund (Concluded)

September 30, 2004

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Sigma Finance (E)
        1.649%, 01/04/05                         $       3,364    $       3,364
        1.630%, 11/01/04                                 1,682            1,682
   U.S. Trust (E)
        1.865%, 09/12/05                                 5,607            5,607
   Washington Mutual Bank (E)
        1.730%, 08/18/05                                 5,607            5,607
   White Pine Finance (E)
        1.756%, 03/11/05                                 1,402            1,401
   Whitehawk Funding (E)
        1.741%, 06/15/05                                 1,402            1,402
                                                                  -------------
                                                                        113,362
                                                                  -------------

INDUSTRIALS -- 0.1%
   Caterpillar (E)
        1.701%, 07/11/05                                 2,804            2,804
                                                                  -------------
Total Corporate Obligations
   (Cost $116,166) ($ Thousands)                                        116,166
                                                                  -------------

COMMERCIAL PAPER (C) (D) -- 2.1%

FINANCIALS -- 2.1%
   Atlantis One Funding
        1.312%, 11/02/04                                 2,804            2,800
   Altamira Funding
        1.902%, 10/25/04                                 2,804            2,800
   CIT Group
        1.212%, 11/22/04                                 2,019            2,015
        1.181%, 10/25/04                                 1,525            1,524
   Golden Fish
        1.902%, 10/22/04                                 2,101            2,099
        1.892%, 10/18/04                                 2,417            2,414
   Harrier Finance Funding
        1.885%, 11/22/04                                    24               24
   Household Finance
        1.900%, 10/04/04                                 8,411            8,410
   Mitten
        1.920%, 10/01/04                                 5,607            5,607
   Stanley Works
        1.925%, 11/17/04                                 2,804            2,797
   Tannehill Capital
        1.300%, 10/06/04                                 3,551            3,551
   Times Mirror
        1.915%, 11/15/04                                 5,607            5,594
        1.810%, 10/06/04                                 2,804            2,803
                                                                  -------------
Total Commercial Paper
   (Cost $42,438) ($ Thousands)                                          42,438
                                                                  -------------

-------------------------------------------------------------------------------
                                            Shares/Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
CASH EQUIVALENTS -- 1.2%
   AIM Investco Treasurer's Money
     Market Reserve Fund (C)                         1,401,827    $       1,402
   Bear Stearns Master Notes (C)                     5,607,309            5,607
   First Union Cash Management
     Program                                         1,835,681            1,836
   SEI Daily Income Trust,
     Prime Obligation Fund, Cl A++                  14,494,682           14,495
                                                                  -------------

Total Cash Equivalents
   (Cost $23,340) ($ Thousands)                                          23,340
                                                                  -------------

U.S. TREASURY OBLIGATIONS (A) -- 0.1%
   U.S. Treasury Bills
        1.755%, 02/24/05                         $       1,000              993
        1.626%, 12/23/04                                   200              199
                                                                  -------------

Total U.S. Treasury Obligations
   (Cost $1,192) ($ Thousands)                                            1,192
                                                                  -------------

REPURCHASE AGREEMENTS (C) -- 2.5%
   Barclays
     1.870%, dated 09/30/04, to be
     repurchased on 10/01/04, repurchase
     price $47,168,891 (collateralized by
     various U.S. Government Obligations,
     ranging in par value $88,315-
     $2,806,458, 0.000%-6.625%,
     11/12/04-11/15/30; with total
     market value $48,109,784)                          47,166           47,166
   Lehman Brothers 1.870%,
     dated 09/30/04, to be repurchased
     on 10/01/04, repurchase price
     $2,579,496 (collateralized by
     various U.S. Government Obligations,
     ranging in par value $346,251-
     $1,099,593, 3.500%-6.250%,
     07/20/07-07/15/32; with total
     market value $2,630,999)                            2,579            2,579
                                                                  -------------

Total Repurchase Agreements
   (Cost $49,745) ($ Thousands)                                          49,745
                                                                  -------------

Total Investments -- 110.9%
   (Cost $1,976,671) ($ Thousands)                                    2,199,128
                                                                  -------------



--------------------------------------------------------------------------------
28          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                          Value
Description                                                       ($ Thousands)
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (10.9)%
Payable upon Return on Securities Loaned                          $    (215,358)
Investment Advisory Fees Payable                                           (493)
Administration Fees Payable                                                (570)
Shareholder Servicing Fees Payable                                         (305)
Other Assets and Liabilities, Net                                           390
                                                                  -------------
Total Other Assets and Liabilities                                     (216,336)
                                                                  -------------
Net Assets                                                        $   1,982,792
                                                                  =============

NET ASSETS:
Paid-in-Capital
   (unlimited authorization -- no par value)                          2,358,367
Undistributed net investment income                                       3,996
Accumulated net realized loss on investments
   and futures contracts                                               (602,007)
Net unrealized appreciation on investments                              222,457
Net unrealized depreciation on futures contracts                            (21)
                                                                  -------------
Net Assets -- 100.0%                                              $   1,982,792
                                                                  =============

Net Asset Value, Offering and Redemption
   Price Per Share -- Class A
   ($1,977,883,346 / 189,932,032 shares)                          $       10.41
                                                                  =============

Net Asset Value, Offering and Redemption
   Price Per Share -- Class Y
   ($4,908,970 / 469,588 shares)                                  $       10.45
                                                                  =============

*   Non-income producing security.
+   Real Estate Investment Trust
++  See Note 3 in Notes to Financial Statements.
(A) Security, or portion thereof, has been pledged as collateral on open futures contracts. The rate reported is the effective yield at time of purchase.
(B) This security or a partial position of this security is on loan at September 30, 2004 (see Note 7). The total value of securities on loan at September 30, 2004 was $209,629,598.
(C) This security was purchased with cash collateral held from securities lending (see Note 7). The total value of such securities as of September 30, 2004 was $215,358,411.
(D) The rate reported is the effective yield at time of purchase.
(E) Variable Rate Security -- The rate reported on the Statement of Net Assets is the rate in effect as of September 30, 2004.
ADR -- American Depositary Receipt
Cl  -- Class
NY  -- New York

The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          29

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

Large Cap Value Fund

September 30, 2004

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)*:

35.5%   Financials
11.9%   Energy
11.3%   Industrials
11.1%   Consumer Discretionary
 5.7%   Consumer Staples
 5.2%   Telecommunication Services
 4.8%   Utilities
 4.4%   Information Technology
 4.1%   Materials
 3.2%   Health Care
 2.7%   Short-Term Investments
 0.1%   U.S. Treasury Obligations

*Percentages based on total investments.
-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
COMMON STOCK -- 98.6%

CONSUMER DISCRETIONARY -- 11.8%
   Aeropostale*                                        131,000    $       3,432
   Autoliv                                             370,300           14,960
   Autonation (B)*                                     221,700            3,787
   Barnes & Noble*                                     220,300            8,151
   Black & Decker                                      105,700            8,185
   Boise Cascade                                        22,902              762
   BorgWarner                                          144,800            6,268
   Brunswick                                           222,700           10,191
   Centex (B)                                          101,300            5,112
   Clear Channel Communications                        233,400            7,275
   Comcast, Cl A (B)*                                  241,800            6,828
   Dana                                                237,600            4,203
   Delphi                                              737,900            6,855
   DR Horton                                           285,250            9,445
   Eastman Kodak (B)                                   251,600            8,107
   eBay*                                                27,700            2,547
   Federated Department Stores                         417,100           18,949
   Ford Motor                                        1,473,900           20,708
   Fortune Brands                                       60,000            4,445
   Gannett                                              67,000            5,612
   General Motors (B)                                  395,000           16,780
   Hasbro                                              221,100            4,157
   Interpublic Group (B)*                              103,400            1,095
   JC Penney (B)                                       168,800            5,955
   Johnson Controls                                     93,200            5,295
   Jones Apparel Group                                 116,000            4,153
   KB Home (B)                                         123,000           10,392
   Kmart Holding (B)*                                   69,700            6,097
   Knight-Ridder (B)                                    84,000            5,498
   Lennar, Cl A (B)                                    191,800            9,130
   Liberty Media, Cl A*                                 87,700              765
   Limited                                             645,757           14,394
   Magna International, Cl A                             9,700              719
   May Department Stores (B)                           159,700            4,093
   Maytag (B)                                          138,500            2,544
   McDonald's                                        1,396,200           39,136

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   McGraw-Hill                                          67,900    $       5,411
   McLeodUSA, Cl A (B) (F)*                            251,800               --
   MDC Holdings                                         59,400            4,342
   MGM Mirage*                                         101,800            5,054
   Nordstrom                                            16,550              633
   NVR (B)*                                             16,300            8,981
   Polaris Industries                                   80,900            4,516
   Ryland Group                                         50,300            4,661
   Sears Roebuck (B)                                   251,100           10,006
   Sherwin-Williams                                    448,100           19,698
   Stanley Works                                       371,000           15,779
   Starbucks*                                           55,750            2,534
   Timberland, Cl A*                                    38,400            2,181
   Time Warner*                                      2,769,800           44,705
   UnitedGlobalCom, Cl A (B)*                          127,100              949
   Univision Communications, Cl A (B)*                  45,000            1,422
   VF                                                  152,500            7,541
   Viacom, Cl B                                        664,700           22,307
   Walt Disney                                       1,411,200           31,823
   Wendy's International                                99,900            3,357
   Whirlpool                                            87,200            5,240
   Zale*                                               199,800            5,614
                                                                  -------------
                                                                        492,779
                                                                  -------------

CONSUMER STAPLES -- 6.1%
   Adolph Coors, Cl B                                   52,500            3,566
   Albertson's (B)                                     323,500            7,741
   Altria Group (B)                                  1,206,200           56,740
   Archer-Daniels-Midland                              536,800            9,115
   Avon Products                                       222,400            9,714
   BJ's Wholesale Club (B)*                            111,100            3,038
   Coca-Cola                                           227,400            9,107
   Coca-Cola Enterprises                               370,300            6,999
   ConAgra Foods                                        43,000            1,106
   Constellation Brands, Cl A*                          62,300            2,371
   Costco Wholesale                                    196,200            8,154
   CVS                                                 109,900            4,630
   Dean Foods*                                         139,700            4,194
   Energizer Holdings*                                 289,200           13,332
   General Mills                                       155,100            6,964
   Kimberly-Clark                                      362,800           23,433
   Kroger*                                             632,400            9,815
   Pepsi Bottling Group                                180,300            4,895
   PepsiAmericas                                       211,500            4,040
   PepsiCo                                             193,500            9,414
   Procter & Gamble                                    172,800            9,352
   Reynolds American (B)                               156,600           10,655
   Rite Aid*                                           300,000            1,056
   Safeway (B)*                                        178,427            3,445
   Sara Lee                                            507,800           11,608
   Supervalu                                           232,600            6,408
   Tyson Foods, Cl A                                   505,600            8,100
   UST                                                 107,800            4,340
                                                                  -------------
                                                                        253,332
                                                                  -------------



--------------------------------------------------------------------------------
30          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
ENERGY -- 12.7%
   Amerada Hess (B)                                    156,700    $      13,946
   Anadarko Petroleum                                  102,700            6,815
   Ashland                                              49,400            2,770
   Burlington Resources                                155,700            6,353
   Canadian Natural Resources                          138,300            5,508
   ChevronTexaco                                     2,029,400          108,857
   ConocoPhillips                                      779,600           64,590
   Devon Energy                                         92,700            6,583
   El Paso                                             515,500            4,737
   Exxon Mobil                                       4,903,900          237,005
   Kerr-McGee (B)                                       17,500            1,002
   Marathon Oil                                        662,500           27,348
   Noble Energy                                         25,600            1,491
   Occidental Petroleum                                260,000           14,542
   Precision Drilling*                                  94,800            5,451
   Sunoco (B)                                           71,100            5,260
   Unocal                                              239,500           10,298
   Western Gas Resources                                96,000            2,745
   XTO Energy                                           85,300            2,771
                                                                  -------------
                                                                        528,072
                                                                  -------------

FINANCIALS -- 33.2%
   A.G. Edwards                                        162,000            5,608
   ACE                                                  51,800            2,075
   Aflac                                               118,000            4,627
   Allstate                                          1,003,400           48,153
   American Express                                     86,100            4,431
   American International Group                        472,500           32,125
   AmeriCredit*                                        125,100            2,612
   AmSouth Bancorp (B)                                 387,600            9,457
   AON                                                  45,800            1,316
   Archstone-Smith Trust+                              133,000            4,208
   Astoria Financial                                   226,900            8,053
   Bank of America                                   3,112,104          134,847
   Bank of Hawaii                                      111,200            5,254
   Bank of New York                                    124,500            3,632
   BB&T                                                 61,700            2,449
   Bear Stearns (B)                                    131,900           12,685
   CBL & Associates Properties+                         37,100            2,261
   Chubb                                               143,700           10,099
   CIT Group                                           150,100            5,612
   Citigroup                                         4,169,600          183,963
   Comerica                                            243,700           14,464
   Commerce Bancorp (B)                                 65,000            3,588
   Countrywide Financial (B)                           379,100           14,933
   Equity Office Properties Trust                      753,500           20,533
   Equity Residential (B)                              245,000            7,595
   Fannie Mae                                           36,700            2,327
   Fidelity National Financial                         262,990           10,020
   Fifth Third Bancorp                                 129,300            6,364
   First American                                      284,505            8,771
   First Horizon National                              239,000           10,363
   Franklin Resources (B)                               91,000            5,074

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Freddie Mac                                          86,600    $       5,650
   Fremont General                                     147,800            3,422
   Friedman Billings Ramsey Group,
     Cl A+                                             342,400            6,540
   General Growth Properties+                          337,100           10,450
   Goldman Sachs Group                                 320,900           29,921
   Greenpoint Financial                                218,200           10,094
   Hartford Financial Services Group                   154,500            9,568
   Hibernia, Cl A                                      186,000            4,912
   Huntington Bancshares (B)                           422,800           10,532
   Independence Community Bank                         141,100            5,510
   IndyMac Bancorp                                     246,600            8,927
   IPC Holdings                                         14,900              566
   Jefferson-Pilot                                     318,800           15,832
   JPMorgan Chase                                    2,356,080           93,607
   Keycorp                                             653,300           20,644
   Legg Mason (B)                                       37,050            1,974
   Lehman Brothers Holdings                            332,000           26,467
   Lincoln National                                    492,700           23,157
   Loews                                                69,100            4,042
   Marshall & Ilsley                                   106,300            4,284
   MBIA                                                338,400           19,698
   MBNA                                              1,146,500           28,892
   Mercury General                                      83,900            4,437
   Merrill Lynch                                       378,300           18,809
   Metlife                                             230,000            8,890
   Morgan Stanley                                      556,400           27,431
   National City                                     1,095,996           42,327
   Nationwide Financial Services, Cl A                  84,200            2,956
   New York Community Bancorp                           78,600            1,614
   Old Republic International                          130,350            3,263
   Plum Creek Timber                                   173,500            6,078
   PMI Group                                           102,000            4,139
   PNC Financial Services Group                        632,800           34,234
   Popular                                             542,400           14,265
   Principal Financial Group*                          152,700            5,493
   Progressive                                          46,900            3,975
   Prudential Financial                                119,700            5,631
   Radian Group                                         85,800            3,967
   Regions Financial (B)                               473,114           15,641
   Safeco (B)                                          163,900            7,482
   St. Paul                                            563,600           18,633
   Stancorp Financial Group                             58,400            4,158
   SunTrust Banks (B)                                  312,000           21,968
   Torchmark                                           183,100            9,737
   UnionBanCal                                          74,400            4,405
   US Bancorp                                        1,160,600           33,541
   Wachovia                                          1,492,512           70,073
   Washington Mutual                                   465,500           18,192
   Webster Financial                                    89,200            4,406
   Wells Fargo                                         878,400           52,379
   Xl Capital, Cl A                                     28,700            2,124
   Zions Bancorporation                                 75,200            4,590
                                                                  -------------
                                                                      1,387,026
                                                                  -------------



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          31

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

Large Cap Value Fund (Continued)

September 30, 2004

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
HEALTH CARE -- 3.3%
   Aetna                                                46,300    $       4,627
   Alcon                                                16,700            1,339
   Anthem (B)*                                          48,000            4,188
   Applera--Applied Biosystems Group                   157,600            2,974
   Bausch & Lomb                                        70,700            4,698
   Beckman Coulter                                      53,200            2,986
   Becton Dickinson                                    189,200            9,782
   Bristol-Myers Squibb                                830,800           19,665
   Cardinal Health                                     117,700            5,152
   Caremark Rx*                                        135,500            4,345
   Cephalon (B)*                                        26,500            1,269
   Cigna                                               151,400           10,542
   Community Health Systems*                            70,500            1,881
   HCA (B)                                              64,400            2,457
   Humana*                                             405,000            8,092
   Invitrogen (B)*                                      72,600            3,992
   Johnson & Johnson                                    68,700            3,870
   Merck                                               773,500           25,525
   PerkinElmer                                         545,161            9,388
   UnitedHealth Group                                   37,450            2,761
   WellPoint Health Networks*                           33,600            3,531
   Wyeth                                               111,700            4,178
   Zimmer Holdings*                                     29,300            2,316
                                                                  -------------
                                                                        139,558
                                                                  -------------

INDUSTRIALS -- 11.9%
   Boeing                                              311,500           16,080
   Brascan, Cl A                                        82,800            2,501
   Burlington Northern Santa Fe                        815,700           31,249
   Caterpillar                                          65,000            5,229
   Cendant                                           1,054,700           22,782
   Cooper Industries, Cl A                              35,600            2,100
   Crane                                                30,000              868
   CSX                                                 144,900            4,811
   Cummins                                              93,400            6,901
   Danaher (B)                                          60,400            3,097
   Deere                                               313,300           20,224
   Deluxe                                              111,700            4,582
   Dun & Bradstreet*                                    75,900            4,455
   Eaton                                               155,600            9,867
   Emerson Electric                                    120,200            7,439
   General Dynamics                                    147,700           15,080
   General Electric                                  5,475,300          183,861
   Goodrich                                             92,700            2,907
   HNI                                                  77,200            3,056
   Honeywell International                             380,600           13,648
   Hubbell, Cl B                                        60,900            2,730
   L-3 Communications Holdings                         196,000           13,132
   Lockheed Martin                                      98,500            5,494
   Masco                                               601,400           20,766
   Norfolk Southern                                    190,100            5,654
   Northrop Grumman                                    311,800           16,628

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Paccar (B)                                           79,550    $       5,499
   Parker Hannifin                                      18,500            1,089
   Raytheon                                            258,500            9,818
   RR Donnelley & Sons                                 120,700            3,780
   Ryder System                                         93,600            4,403
   Southwest Airlines                                  127,800            1,741
   SPX (B)                                             232,800            8,241
   Teekay Shipping                                     135,000            5,817
   Textron                                             157,600           10,129
   United Technologies                                 139,100           12,989
   Viad                                                 14,300              339
   W.W. Grainger (B)                                    93,100            5,367
                                                                  -------------
                                                                        494,353
                                                                  -------------

INFORMATION TECHNOLOGY -- 4.7%
   Activision*                                         272,900            3,785
   Arrow Electronics*                                  244,300            5,516
   Autodesk                                            121,900            5,928
   Avnet*                                              234,500            4,015
   Cisco Systems*                                      182,200            3,298
   Convergys*                                          269,800            3,623
   Corning*                                            205,000            2,271
   Cypress Semiconductor (B)*                          231,000            2,042
   Dell*                                                37,100            1,321
   Electronic Arts*                                     22,700            1,044
   Electronic Data Systems                             154,000            2,986
   Flextronics International*                          206,800            2,740
   Hewlett-Packard                                   2,086,200           39,116
   Ingram Micro, Cl A*                                 604,000            9,724
   International Business Machines                     501,700           43,016
   Lucent Technologies (B)*                          1,106,400            3,507
   Microsoft                                           686,800           18,990
   Motorola                                            233,200            4,207
   NCR*                                                222,300           11,024
   Plantronics*                                         28,200            1,219
   Qualcomm                                             39,800            1,554
   Sanmina-SCI*                                        249,400            1,758
   Solectron (B)*                                      600,400            2,972
   Symantec*                                            26,400            1,449
   Tech Data*                                           63,701            2,456
   Unisys*                                             374,000            3,860
   Vishay Intertechnology*                             345,100            4,452
   Xerox (B)*                                          401,500            5,653
   Yahoo! (B)*                                          80,300            2,723
                                                                  -------------
                                                                        196,249
                                                                  -------------

MATERIALS -- 4.4%
   Agrium                                              282,600            5,019
   Alcan                                                80,100            3,829
   Alcoa                                               115,900            3,893
   Bemis                                               154,200            4,099
   Dow Chemical                                        391,900           17,706




--------------------------------------------------------------------------------
32          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   E.I. du Pont de Nemours                             290,900    $      12,451
   Eastman Chemical (B)                                275,400           13,095
   Engelhard                                           127,800            3,623
   Georgia-Pacific                                     262,100            9,423
   International Paper                                 187,200            7,565
   Louisiana-Pacific                                   461,100           11,966
   Lubrizol                                            250,600            8,671
   Lyondell Chemical (B)                                55,000            1,235
   Martin Marietta Materials                            63,800            2,888
   MeadWestvaco                                         95,500            3,046
   Monsanto                                            291,000           10,598
   Nucor                                               204,900           18,722
   Potash of Saskatchewan                               85,000            5,454
   PPG Industries                                      190,900           11,698
   Rohm & Haas                                         163,400            7,021
   Sigma-Aldrich (B)                                    26,400            1,531
   Sonoco Products                                      52,200            1,380
   Southern Peru Copper                                 91,600            4,732
   Temple-Inland                                        32,200            2,162
   United States Steel (B)                             106,100            3,992
   Weyerhaeuser                                        110,200            7,326
                                                                  -------------
                                                                        183,125
                                                                  -------------

TELECOMMUNICATION SERVICES -- 5.5%
   Alltel                                              193,900           10,647
   AT&T (B)                                            994,100           14,236
   AT&T Wireless Services*                              93,200            1,377
   BellSouth (B)                                     2,092,000           56,735
   CenturyTel                                          261,100            8,940
   SBC Communications                                2,111,500           54,793
   Sprint (B)                                          259,850            5,231
   Telephone & Data Systems                             87,700            7,382
   Verizon Communications                            1,801,400           70,939
                                                                  -------------
                                                                        230,280
                                                                  -------------

UTILITIES -- 5.0%
   American Electric Power (B)                         189,500            6,057
   Centerpoint Energy (B)                              495,300            5,131
   Constellation Energy Group                          479,000           19,083
   DTE Energy                                           70,800            2,987
   Duke Energy (B)                                     117,400            2,687
   Edison International                              1,014,800           26,902
   Entergy                                             233,000           14,122
   Exelon                                              200,000            7,338
   FirstEnergy                                         184,000            7,559
   FPL Group (B)                                        25,000            1,708
   National Fuel Gas                                    97,900            2,774
   Northeast Utilities                               1,023,576           19,847
   NSTAR                                               160,800            7,895
   Oneok (B)                                           699,400           18,198
   Pepco Holdings (B)                                  244,100            4,858

-------------------------------------------------------------------------------
                                            Shares/Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   PG&E*                                                46,000    $       1,398
   Pinnacle West Capital                               109,000            4,524
   PPL                                                 143,700            6,780
   Progress Energy                                      48,300            2,045
   SCANA (B)                                           136,700            5,104
   Sempra Energy                                       334,600           12,109
   Texas Genco Holdings                                 24,700            1,152
   TXU                                                 299,300           14,343
   WGL Holdings                                        102,600            2,900
   Wisconsin Energy                                     72,000            2,297
   Xcel Energy                                         601,800           10,423
                                                                  -------------
                                                                        210,221
                                                                  -------------

Total Common Stock
   (Cost $3,709,314) ($ Thousands)                                    4,114,995
                                                                  -------------

CORPORATE OBLIGATIONS (C) -- 3.3%

FINANCIALS -- 3.2%
   Allstate Life Global Funding (E)
        1.750%, 10/14/05                         $       1,649            1,649
   Belford Funding (E)
        1.811%, 02/02/05                                 6,598            6,598
   Blue Heron Funding (E)
        1.870%, 02/23/05                                 6,598            6,598
        1.857%, 03/18/05                                 2,969            2,969
   Bradford & Bingley (E)
        1.732%, 01/07/05                                 4,156            4,154
   CCN Bluegrass (E)
        1.891%, 08/18/05                                 4,948            4,948
   CIT Group (E)
        1.870%, 12/01/04                                 3,958            3,958
   Commodore (E)
        1.970%, 12/12/38                                 1,979            1,979
   Countrywide Home Loans (E)
        2.030%, 06/23/05                                 2,639            2,639
        1.850%, 08/26/05                                 1,979            1,979
        1.830%, 02/23/05                                 1,913            1,913
        1.820%, 05/20/05                                 1,320            1,319
   Davis Square Funding (E)
        1.726%, 04/06/05                                 3,299            3,299
        1.726%, 05/06/05                                 3,299            3,299
   Drivetime Auto Owner Trust
        1.64%, 07/15/05                                  1,225            1,225
   Duke Funding (E)
        1.650%, 04/08/05                                 3,299            3,299
   Five Finance (E)
        1.838%, 09/22/05                                 9,368            9,364
   Harrier Finance Funding
        1.887%, 06/15/05                                 5,740            5,738
   Harwood (E)
        1.870%, 09/20/05                                 8,379            8,379



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          33

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

Large Cap Value Fund (Concluded)

September 30, 2004

-------------------------------------------------------------------------------
                                            Shares/Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Irish Life & Permanent (E)
        1.837%, 10/21/05                         $       6,136    $       6,135
   Lakeside Funding (E)
        1.790%, 10/08/04                                 6,070            6,070
   Liberty Light US Capital (E)
        1.737%, 02/09/05                                 3,299            3,298
        1.735%, 01/14/05                                 3,299            3,299
   Morgan Stanley (E)
        1.696%, 10/04/05                                 1,319            1,319
   Orchid Structured Finance (E)
        1.820%, 11/18/04                                 4,307            4,307
   Pacific Life Global Funding (E)
        1.740%, 10/13/05                                 4,948            4,948
   RMAC (E)
        1.840%, 06/12/05                                 2,969            2,969
   Saturn Ventures (E)
        1.644%, 02/07/05                                 3,299            3,299
   Sigma Finance (E)
        1.649%, 01/04/05                                 3,959            3,958
        1.630%, 11/01/04                                 1,979            1,979
   U.S. Trust (E)
        1.865%, 09/12/05                                 6,598            6,598
   Washington Mutual Bank (E)
        1.730%, 08/18/05                                 6,598            6,598
   White Pine Finance (E)
        1.756%, 03/11/05                                 1,649            1,649
   Whitehawk Funding (E)
        1.741%, 06/15/05                                 1,649            1,649
                                                                  -------------
                                                                        133,381
                                                                  -------------

INDUSTRIALS -- 0.1%
   Caterpillar (E)
        1.701%, 07/11/05                                 3,299            3,299
                                                                  -------------

Total Corporate Obligations
   (Cost $136,680) ($ Thousands)                                        136,680
                                                                  -------------

CASH EQUIVALENTS -- 1.4%
   AIM Investco Treasurer's
     Money Market Reserve Fund (C)                   1,649,384            1,649
   Bear Stearns Master Notes (C)                     6,597,534            6,598
   SEI Daily Income Trust,
     Prime Obligation Fund, Cl A++                  51,259,949           51,260
                                                                  -------------
Total Cash Equivalents
   (Cost $59,507) ($ Thousands)                                          59,507
                                                                  -------------

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (C) (D) -- 1.2%

FINANCIALS -- 1.2%
   Atlantis One Funding
        1.312%, 11/02/04                         $       3,299    $       3,295
   Altamira Funding
        1.902%, 10/25/04                                 3,299            3,294
   CIT Group
        1.212%, 11/22/04                                 2,375            2,371
        1.181%, 10/25/04                                 1,795            1,793
   Golden Fish
        1.902%, 10/22/04                                 2,472            2,470
        1.892%, 10/18/04                                 2,843            2,841
   Harrier Finance Funding
        1.885%, 11/22/04                                    28               28
   Household Finance
        1.900%, 10/04/04                                 9,896            9,895
   Mitten
        1.920%, 10/01/04                                 6,597            6,597
   Stanley Works
        1.925%, 11/17/04                                 3,299            3,290
   Tannehill Capital
        1.300%, 10/06/04                                 4,178            4,178
   Times Mirror
        1.915%, 11/15/04                                 6,598            6,582
        1.810%, 10/06/04                                 3,299            3,298
                                                                  -------------

Total Commercial Paper
   (Cost $49,932) ($ Thousands)                                          49,932
                                                                  -------------

U.S. TREASURY OBLIGATION -- 0.1%
   U.S. Treasury Bills (A)
        1.755%, 02/24/05                                 4,000            3,969
                                                                  -------------

Total U.S. Treasury Obligation
   (Cost $3,972) ($ Thousands)                                            3,969
                                                                  -------------

REPURCHASE AGREEMENTS (C) -- 1.4%
   Barclays
     1.870%, dated 09/30/04, to be
     repurchased on 10/01/04, repurchase
     price $55,498,701 (collateralized by
     various U.S. Government Obligations,
     ranging in par value $103,911-
     $3,302,066, 0.000%-6.625%,
     11/12/04-11/15/30; with total
     market value $56,605,752)                          55,496           55,496



--------------------------------------------------------------------------------
34          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Lehman Brothers
     1.870%, dated 09/30/04, to be
     repurchased on 10/01/04,
     repurchase price $3,035,023
     (collateralized by various
     U.S. Government Obligations,
     ranging in par value $407,398-
     $1,293,776, 3.500%-6.250%,
     07/20/07-07/15/32; with total
     market value $3,095,621)                    $       3,035    $       3,035
                                                                  -------------

Total Repurchase Agreements
   (Cost $58,531) ($ Thousands)                                          58,531
                                                                  -------------

Total Investments -- 106.0%
   (Cost $4,017,936) ($ Thousands)                                    4,423,614
                                                                  -------------

OTHER ASSETS AND LIABILITIES -- (6.0)%
Payable Upon Return on Securities Loaned                               (253,390)
Investment Advisory Fees Payable                                           (686)
Administration Fees Payable                                              (1,199)
Shareholder Servicing Fees Payable                                         (720)
Administration Servicing Fees Payable                                        (4)
Trustees' Fees Payable                                                       (1)
Other Assets and Liabilities, Net                                         6,041
                                                                  -------------

Total Other Assets and Liabilities                                     (249,959)
                                                                  -------------

Net Assets -- 100.0%                                              $   4,173,655
                                                                  =============

NET ASSETS:
Paid-in-Capital
   (unlimited authorization -- no par value)                      $   3,753,752
Undistributed net investment income                                      12,000
Accumulated net realized gain on investments
   and futures contracts                                                  2,422
Net unrealized appreciation on investments                              405,678
Net unrealized depreciation on futures contracts                           (197)
                                                                  -------------

Net Assets -- 100.0%                                              $   4,173,655
                                                                  =============

Net Asset Value, Offering and Redemption
   Price Per Share -- Class A
   ($4,153,475,199 / 209,802,057 shares)                          $       19.80
                                                                  =============

Net Asset Value, Offering and Redemption
   Price Per Share -- Class I
   ($20,180,240 / 1,019,977 shares)                               $       19.78
                                                                  =============

--------------------------------------------------------------------------------
Description
--------------------------------------------------------------------------------

*   Non-income producing security.
+   Real Estate Investment Trust
++  See Note 3 in Notes to Financial Statements.
(A) Security, or portion thereof, has been pledged as collateral on open futures contracts. The rate reported is the effective yield at time of purchase.
(B) This security or a partial position of this security is on loan at September 31, 2004 (see Note 7). The total value of securities on loan at September 31, 2004 was $245,985,778.
(C) This security was purchased with cash collateral held from securities lending (see Note 7). The total value of such securities as of September 31, 2004 was $253,389,721.
(D) The rate reported is the effective yield at time of purchase.
(E) Variable Rate Security -- The rate reported on the Statement of Net Assets is the rate in effect as of September 30, 2004.
(F) Security considered illiquid. The total value of such security as of September 30, 2004 was $0 and represented 0.00% of Net Assets.
Cl  -- Class
Amounts designated as "--" are zero or have been rounded to zero.


The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          35

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

Large Cap Growth Fund

September 30, 2004

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)*:

23.8%   Information Technology
19.3%   Consumer Discretionary
16.7%   Health Care
15.7%   Financials
 9.4%   Consumer Staples
 9.2%   Industrials
 2.8%   Short-Term Investments
 1.4%   Energy
 1.0%   Materials
 0.7%   Telecommunication Services
 0.0%   Utilities
 0.0%   U.S. Treasury Obligations

*Percentages based on total investments.
-------------------------------------------------------------------------------
                                                                   MARKET VALUE
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
COMMON STOCK -- 98.7%

CONSUMER DISCRETIONARY -- 20.8%
   Bed Bath & Beyond*                                  512,900    $      19,034
   Carmax (B)*                                         193,210            4,164
   Clear Channel Communications                        492,070           15,338
   Comcast, Special Cl A (B)*                          256,330            7,157
   COX Communications, Cl A*                           176,930            5,862
   Dollar Tree Stores*                                 133,850            3,607
   DR Horton                                           187,000            6,192
   eBay (B)*                                         1,241,530          114,146
   EchoStar Communications, Cl A*                    1,182,720           36,806
   Family Dollar Stores                                327,980            8,888
   Foot Locker                                         253,000            5,996
   Gannett                                             254,480           21,315
   Getty Images (B)*                                   158,000            8,737
   Harrah's Entertainment (B)                          239,480           12,688
   Home Depot                                          949,100           37,205
   International Game Technology                       820,000           29,479
   JC Penney (B)                                       129,000            4,551
   Kohl's (B)*                                       1,126,600           54,291
   Lamar Advertising, Cl A*                            168,830            7,025
   Liberty Media International, Cl A*                  903,498           30,142
   Liberty Media, Cl A*                                541,850            4,725
   Lowe's                                              843,820           45,862
   Marriott International, Cl A                      1,074,902           55,852
   McDonald's                                        1,049,600           29,420
   McGraw-Hill                                         277,050           22,078
   Omnicom Group                                       171,500           12,530
   Petsmart (B)                                        247,000            7,012
   Staples                                           1,500,000           44,730
   Starwood Hotels & Resorts Worldwide                 134,150            6,227
   Target                                              478,400           21,648
   Time Warner*                                        830,920           13,411
   Univision Communications, Cl A (B)*                 631,370           19,958
   Valassis Communications (B)*                        203,360            6,015
   Viacom, Cl B                                        634,670           21,300
   Walt Disney                                         643,992           14,522

-------------------------------------------------------------------------------
                                                                   MARKET VALUE
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   XM Satellite Radio Holdings,
     Cl A (B)*                                       1,523,000    $      47,243
                                                                  -------------
                                                                        805,156
                                                                  -------------

CONSUMER STAPLES -- 10.1%
   Avon Products                                       278,820           12,179
   Coca-Cola                                           619,609           24,815
   Colgate-Palmolive                                   654,059           29,550
   CVS                                                 251,000           10,575
   Energizer Holdings*                                 105,560            4,866
   Estee Lauder, Cl A                                   36,855            1,541
   Gillette                                          1,704,235           71,135
   PepsiCo                                           1,003,141           48,803
   Procter & Gamble                                  1,073,244           58,084
   Wal-Mart Stores (B)                               1,538,120           81,828
   Walgreen                                            850,000           30,455
   Wm. Wrigley Jr                                      260,370           16,484
                                                                  -------------
                                                                        390,315
                                                                  -------------

ENERGY -- 1.5%
   ConocoPhillips                                      245,900           20,373
   Schlumberger                                        499,231           33,603
   XTO Energy                                          177,500            5,765
                                                                  -------------
                                                                         59,741
                                                                  -------------

FINANCIALS -- 11.1%
   AMBAC Financial Group                                66,880            5,347
   American Express                                    317,000           16,313
   American International Group                      1,165,683           79,255
   Capital One Financial (B)                           152,435           11,265
   Charles Schwab                                    4,566,740           41,968
   Citigroup                                           516,291           22,779
   Fannie Mae                                          428,950           27,196
   Franklin Resources (B)                              242,400           13,516
   Freddie Mac                                         473,800           30,911
   Golden West Financial                                44,140            4,897
   Goldman Sachs Group                                 704,700           65,706
   MBNA                                                480,100           12,099
   Moody's                                             683,440           50,062
   Northern Trust                                      800,000           32,640
   State Street                                        286,100           12,219
   Willis Group Holdings                               103,190            3,859
                                                                  -------------
                                                                        430,032
                                                                  -------------

HEALTH CARE -- 18.0%
   Advanced Medical Optics*                            204,000            8,072
   Allergan                                            525,000           38,089
   Amgen*                                              745,654           42,264
   Beckman Coulter                                     158,000            8,867
   Boston Scientific*                                  643,800           25,578
   Caremark Rx*                                        408,300           13,094



--------------------------------------------------------------------------------
36          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Coventry Health Care*                               152,000    $       8,112
   Eli Lilly                                           514,320           30,885
   Fisher Scientific International (B)*                139,000            8,108
   Genentech*                                        1,888,700           99,006
   Genzyme*                                            177,200            9,641
   Guidant                                             186,430           12,312
   Johnson & Johnson                                   727,092           40,957
   Laboratory of America Holdings*                     179,000            7,826
   Medtronic                                         2,032,434          105,483
   Pfizer                                            3,452,497          105,646
   UnitedHealth Group                                   74,705            5,509
   VCA Antech*                                         342,000            7,055
   WellPoint Health Networks*                          450,000           47,291
   Wyeth                                               549,670           20,558
   Zimmer Holdings*                                    645,000           50,981
                                                                  -------------
                                                                        695,334
                                                                  -------------

INDUSTRIALS -- 9.8%
   3M                                                  266,748           21,332
   Accenture, Cl A*                                    261,000            7,060
   Apollo Group, Cl A*                                 455,000           33,383
   Caterpillar                                         258,138           20,767
   Cendant                                           1,071,920           23,154
   Cintas (B)                                          585,500           24,614
   Cooper Industries, Cl A                             102,835            6,067
   Cummins                                              89,000            6,576
   Expeditors International Washington                 750,000           38,775
   Fastenal                                            295,900           17,044
   General Electric                                    922,100           30,964
   Illinois Tool Works                                 180,700           16,836
   Rockwell Automation                                 221,000            8,553
   Rockwell Collins                                    203,000            7,539
   Tyco International                                  301,000            9,229
   United Parcel Service, Cl B                       1,041,754           79,090
   Weight Watchers International (B)*                  750,000           29,115
                                                                  -------------
                                                                        380,098
                                                                  -------------

INFORMATION TECHNOLOGY -- 25.6%
   Akamai Technologies (B)*                            563,000            7,910
   Autodesk                                            143,000            6,954
   Automatic Data Processing                           182,100            7,524
   Cisco Systems*                                    3,706,520           67,088
   Dell*                                             1,624,460           57,831
   Electronic Arts (B)*                                186,656            8,584
   EMC*                                              1,635,140           18,870
   First Data                                        2,995,820          130,318
   Fiserv*                                             688,900           24,015
   Google, Cl A (B)*                                    29,470            3,819
   Intel                                             3,856,630           77,364
   Intuit*                                             650,000           29,510
   Lexmark International, Cl A*                        315,000           26,463
   Linear Technology                                   890,380           32,267

-------------------------------------------------------------------------------
                                            Shares/Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Marvell Technology Group*                           259,000    $       6,768
   Maxim Integrated Products                           325,500           13,766
   Microsoft                                         5,809,200          160,625
   Motorola                                            384,000            6,927
   Oracle*                                             670,400            7,562
   Paychex                                           2,739,000           82,581
   Polycom*                                            272,000            5,391
   Qualcomm                                          3,463,280          135,207
   Research In Motion*                                  98,000            7,481
   Sabre Holdings, Cl A                                346,940            8,511
   Sandisk (B)*                                        961,000           27,984
   Trimble Navigation*                                 306,000            9,670
   Yahoo! (B)*                                         378,860           12,847
   Zebra Technologies, Cl A (B)*                       135,000            8,236
                                                                  -------------
                                                                        992,073
                                                                  -------------

MATERIALS -- 1.0%
   Praxair                                             925,000           39,534
                                                                  -------------

TELECOMMUNICATION SERVICES -- 0.8%
   Crown Castle International (B)*                     533,880            7,944
   Nokia ADR (B)                                     1,601,300           21,970
                                                                  -------------

                                                                         29,914
                                                                  -------------

Total Common Stock
   (Cost $3,702,599) ($ Thousands)                                    3,822,197
                                                                  -------------

CORPORATE OBLIGATIONS (C) -- 4.3%

FINANCIALS -- 4.2%
   Allstate Life Global Funding (D)
        1.750%, 10/14/05                         $       2,005            2,005
   Belford Funding (D)
        1.811%, 02/02/05                                 8,021            8,021
   Blue Heron Funding (D)
        1.870%, 02/23/05                                 8,021            8,021
        1.857%, 03/18/05                                 3,609            3,609
   Bradford & Bingley (D)
        1.732%, 01/07/05                                 5,053            5,051
   CCN Bluegrass (D)
        1.891%, 08/18/05                                 6,016            6,016
   CIT Group (D)
        1.870%, 12/01/04                                 4,812            4,812
   Commodore (D)
        1.970%, 12/12/38                                 2,406            2,406
   Countrywide Home Loans (D)
        2.030%, 06/23/05                                 3,208            3,208
        1.850%, 08/26/05                                 2,406            2,406
        1.830%, 02/23/05                                 2,326            2,326
        1.820%, 05/20/05                                 1,604            1,604
   Davis Square Funding (D)
        1.726%, 04/06/05                                 4,010            4,010
        1.726%, 05/06/05                                 4,010            4,010



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          37

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

Large Cap Growth Fund (Concluded)

September 30, 2004

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Drivetime Auto Owner Trust
        1.640%, 07/15/05                         $       1,489    $       1,489
   Duke Funding (D)
        1.650%, 04/08/05                                 4,010            4,010
   Five Finance (D)
        1.838%, 09/22/05                                11,389           11,384
   Harrier Finance Funding (D)
        1.887%, 06/15/05                                 6,978            6,976
   Harwood (D)
        1.870%, 09/20/05                                10,186           10,186
   Irish Life & Permanent D)
        1.837%, 10/21/05                                 7,459            7,458
   Lakeside Funding (D)
        1.790%, 10/08/04                                 7,379            7,379
   Liberty Light US Capital (D)
        1.737%, 02/09/05                                 4,010            4,010
        1.735%, 01/14/05                                 4,010            4,010
   Morgan Stanley (D)
        1.696%, 10/04/05                                 1,604            1,604
   Orchid Structured Finance (D)
        1.820%, 11/18/04                                 5,237            5,237
   Pacific Life Global Funding (D)
        1.740%, 10/13/05                                 6,016            6,016
   RMAC (D)
        1.840%, 06/12/05                                 3,609            3,609
   Saturn Ventures (D)
        1.644%, 02/07/05                                 4,010            4,010
   Sigma Finance (D)
        1.649%, 01/04/05                                 4,812            4,812
        1.630%, 11/01/04                                 2,406            2,406
   U.S. Trust (D)
        1.865%, 09/12/05                                 8,021            8,021
   Washington Mutual Bank (D)
        1.730%, 08/18/05                                 8,021            8,021
   White Pine Finance (D)
        1.756%, 03/11/05                                 2,005            2,005
   Whitehawk CDO Funding (D)
        1.741%, 06/15/05                                 2,005            2,005
                                                                  -------------
                                                                        162,153
                                                                  -------------

INDUSTRIALS -- 0.1%
   Caterpillar (D)
        1.701%, 07/11/05                                 4,010            4,010
                                                                  -------------

Total Corporate Obligations
   (Cost $166,163) ($ Thousands)                                        166,163
                                                                  -------------

-------------------------------------------------------------------------------
                                            Shares/Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (C) (A) -- 1.6%

FINANCIALS -- 1.6%
   Atlantis One Funding
     1.312%, 11/02/04                            $       4,010    $       4,006
   Altamira Funding
        1.902%, 10/25/04                                 4,010            4,005
   CIT Group
        1.212%, 11/22/04                                 2,887            2,882
        1.181%, 10/25/04                                 2,182            2,180
   Golden Fish
        1.902%, 10/22/04                                 3,006            3,002
        1.892%, 10/18/04                                 3,457            3,454
   Harrier Finance Funding
        1.885%, 11/22/04                                    34               34
   Household Finance
        1.900%, 10/04/04                                12,031           12,029
   Mitten
        1.920%, 10/01/04                                 8,021            8,021
   Stanley Works
        1.925%, 11/17/04                                 4,010            4,000
   Tannehill Capital
        1.300%, 10/06/04                                 5,080            5,079
   Times Mirror
        1.915%, 11/15/04                                 8,021            8,002
        1.810%, 10/06/04                                 4,010            4,009
                                                                  -------------

Total Commercial Paper
   (Cost $60,703) ($ Thousands)                                          60,703
                                                                  -------------

CASH EQUIVALENTS -- 1.1%
   AIM Investco Treasurer's Money
     Market Reserve Fund (C)                         2,005,173            2,005
   Bear Stearns Master Notes (C)                     8,020,691            8,021
   First Union Cash Management
     Program                                         8,609,833            8,610
   SEI Daily Income Trust, Prime
     Obligation Fund, Cl A+                         24,906,076           24,906
                                                                  -------------

Total Cash Equivalents
   (Cost $43,542) ($ Thousands)                                          43,542
                                                                  -------------



--------------------------------------------------------------------------------
38          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (C) -- 1.8%
   Barclays
     1.870%, dated 09/30/04, to be
     repurchased on 10/01/04,
     repurchase price $67,470,347
     (collateralized by various
     U.S. Government Obligations,
     ranging in par value $126,326-
     $4,014,356, 0.000%-6.625%,
     11/12/04-11/15/30; with total
     market value $68,816,199)                   $      67,467    $      67,467
   Lehman Brothers
     1.870%, dated 09/30/04, to be
     repurchased on 10/01/04,
     repurchase price $3,689,709
     (collateralized by various
     U.S. Government Obligations,
     ranging in par value $495,278-
     $1,572,857, 3.500%-6.250%,
     07/20/07-07/15/32; with total
     market value $3,763,379)                            3,690            3,690
                                                                  -------------

Total Repurchase Agreements
   (Cost $71,157) ($ Thousands)                                          71,157
                                                                  -------------

Total Investments -- 107.5%
   (Cost $4,044,164) ($ Thousands)                                    4,163,762
                                                                  -------------

OTHER ASSETS AND LIABILITIES -- (7.5)%
Payable Upon Return on Securities Loaned                               (308,049)
Investment Advisory Fees Payable                                         (1,119)
Administration Fees Payable                                              (1,117)
Shareholder Servicing Fees Payable                                         (444)
Administration Servicing Fees Payable                                        (5)
Trustees' Fees Payable                                                       (1)
Other Assets and Liabilities, Net                                        21,644
                                                                  -------------

Total Other Assets and Liabilities                                     (289,091)
                                                                  -------------

Net Assets -- 100%                                                $   3,874,671
                                                                  =============

-------------------------------------------------------------------------------
                                                                          Value
Description                                                       ($ Thousands)
-------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital
   (unlimited authorization -- no par value)                      $   5,427,253
Accumulated net realized loss on investments                         (1,672,180)
Net unrealized appreciation on investments                              119,598
                                                                  -------------
Net Assets -- 100.0%                                              $   3,874,671
                                                                  =============

Net Asset Value, Offering and Redemption
   Price Per Share -- Class A
   ($3,846,240,233 / 224,487,034 shares)                          $       17.13
                                                                  =============

Net Asset Value, Offering and Redemption
   Price Per Share -- Class I
   ($28,431,257 / 1,672,259 shares)                               $       17.00
                                                                  =============

*   Non-income producing security.
+   See Note 3 in Notes to Financial Statements.
(A) The rate reported is the effective yield at time of purchase.
(B) This security or a partial position of this security is on loan at September 30, 2004 (see Note 7). The total value of securities on loan at September 30, 2004 was $300,916,304.
(C) This security was purchased with cash collateral held from securities lending (see Note 7). The total value of such securities as of September 30, 2004 was $308,048,513.
(D) Variable Rate Security -- The rate reported on the Statement of Net Assets is the rate in effect as of September 30, 2004.
ADR -- American Depositary Receipt
Cl  -- Class

The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          39

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

Tax-Managed Small Cap Fund

September 30, 2004

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)*:

23.2%   Financials
14.2%   Information Technology
14.0%   Consumer Discretionary
13.8%   Short-Term Investments
10.6%   Industrials
10.5%   Health Care
 4.9%   Materials
 3.4%   Utilities
 2.5%   Energy
 2.4%   Consumer Staples
 0.3%   Telecommunication Services
 0.2%   U.S. Treasury Obligations

*Percentages based on total investments.
-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
COMMON STOCK -- 94.6%

CONSUMER DISCRETIONARY -- 18.0%
   Abercrombie & Fitch, Cl A                            12,700    $         400
   Adesa (B)*                                           16,000              263
   American Eagle Outfitters*                           12,800              472
   American Greetings, Cl A (B)*                        19,200              482
   AnnTaylor Stores*                                    23,850              558
   ArvinMeritor                                         10,300              193
   Autoliv (B)                                          18,600              751
   Autonation*                                          13,100              224
   Aztar*                                               17,300              458
   Bandag (B)                                            5,600              245
   Barnes & Noble (B)*                                  23,000              851
   Black & Decker                                        2,300              178
   BOB Evans Farms (B)                                  12,000              326
   BorgWarner                                           30,050            1,301
   Brunswick                                            26,100            1,194
   Callaway Golf (B)                                    24,900              263
   Cheesecake Factory*                                  19,900              864
   Choice Hotels International (B)                       7,375              425
   Coach*                                               20,900              887
   Columbia Sportswear (B)*                              9,800              534
   Cooper Tire & Rubber (B)                             12,900              260
   Cost Plus (B)*                                       12,300              435
   CSK Auto*                                             8,500              113
   Cumulus Media, Cl A*                                 20,600              296
   Design Within Reach*                                  6,400              110
   Dillard's, Cl A (B)                                  14,900              294
   Electronics Boutique Holdings (B)*                   10,100              344
   Fleetwood Enterprises (B)*                           29,800              452
   Four Seasons Hotels                                   8,000              513
   Gentex (B)                                           14,800              520
   Getty Images*                                        10,900              603
   Group 1 Automotive (B)*                               7,100              194
   Handleman (B)                                        54,600            1,117
   Harman International Industries                       6,600              711
   Helen Of Troy*                                        9,710              264

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Hollinger International, Cl A                        15,400    $         266
   Jarden (B)*                                          36,090            1,317
   Jo-Ann Stores*                                        8,000              224
   K2 (B)*                                              26,200              375
   Kerzner International (B)*                            8,000              352
   La-Z-Boy (B)                                         10,200              155
   Landry's Restaurants (B)                             18,865              515
   Leapfrog Enterprises (B)*                            18,400              373
   Lear (B)                                             11,700              637
   Mediacom Communications, Cl A (B)*                   31,700              207
   MSC Industrial Direct, Cl A (B)                      38,800            1,322
   MTR Gaming Group*                                    27,100              253
   Multimedia Games (B)*                                22,100              343
   NVR (B)*                                              1,600              882
   Orbitz, Cl A*                                         1,400               38
   Pacific Sunwear of California (B)                    38,800              817
   Petsmart (B)                                         23,400              664
   PF Chang's China Bistro (B)*                         17,500              849
   Pier 1 Imports                                       16,700              302
   Polo Ralph Lauren (B)                                43,600            1,586
   Pulte Homes                                          11,000              675
   Regis                                                13,400              539
   Royal Caribbean Cruises                               9,800              427
   Ryland Group (B)                                     14,300            1,325
   Scholastic (B)*                                       9,700              300
   ShopKo Stores (B)*                                   26,000              453
   Shuffle Master (B)*                                  10,182              381
   Sonic (B)*                                           16,000              410
   Sonic Automotive (B)                                 14,900              299
   Station Casinos                                       9,405              461
   Stride Rite (B)                                      38,900              399
   Unifi (B)*                                           22,600               51
   Urban Outfitters*                                     8,400              289
   Valassis Communications*                              9,100              269
   Visteon (B)                                          32,300              258
   Westwood One*                                        14,600              289
   Whirlpool                                             8,500              511
   Williams-Sonoma*                                     38,100            1,431
   WMS Industries (B)*                                   9,500              244
   Wynn Resorts (B)*                                    10,500              543
   XM Satellite Radio Holdings, Cl A*                   17,200              533
                                                                  -------------
                                                                         38,659
                                                                  -------------

CONSUMER STAPLES -- 3.0%
   Adolph Coors, Cl B (B)                               12,200              829
   BJ's Wholesale Club (B)*                             26,200              716
   Constellation Brands, Cl A*                           4,400              168
   Corn Products International (B)                      14,300              659
   Cott                                                  8,390              242
   Del Monte Foods*                                     30,200              317
   Interstate Bakeries (B)                              29,600              116
   JM Smucker                                            3,700              164



--------------------------------------------------------------------------------
40          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Nash Finch (B)                                       11,300    $         355
   Pathmark Stores (B)*                                 56,700              275
   PepsiAmericas                                        18,700              357
   Ralcorp Holdings*                                    14,100              509
   Robert Mondavi, Cl A (B)*                             6,000              235
   Supervalu                                            20,900              576
   Tyson Foods, Cl A                                    10,800              173
   United Natural Foods*                                19,860              528
   Universal (B)*                                        6,300              281
   Winn-Dixie Stores (B)                                13,600               42
                                                                  -------------
                                                                          6,542
                                                                  -------------

ENERGY -- 3.2%
   Amerada Hess                                          8,600              765
   Ashland                                               9,500              533
   Chesapeake Energy                                    31,755              503
   EOG Resources                                         8,000              527
   Houston Exploration*                                  5,100              303
   Magnum Hunter Resources*                             31,600              365
   National-Oilwell (B)*                                 8,700              286
   Patina Oil & Gas                                     24,635              728
   Patterson-UTI Energy                                 19,400              370
   Stone Energy (B)*                                    12,100              529
   Swift Energy (B)*                                    23,300              558
   Talisman Energy                                      13,900              360
   Tesoro Petroleum*                                    34,000            1,004
                                                                  -------------
                                                                          6,831
                                                                  -------------

FINANCIALS -- 14.4%
   Accredited Home Lenders*                             10,200              393
   Affiliated Managers Group*                           12,600              675
   Allmerica Financial*                                 17,500              470
   American Financial Group                             22,200              664
   AmerUs Group (B)                                     10,400              426
   Arch Capital Group*                                   9,885              385
   Astoria Financial                                    16,200              575
   Bancorpsouth                                         23,200              533
   Banknorth Group                                      26,800              938
   Bear Stearns                                          7,000              673
   CapitalSource (B)*                                   24,900              556
   CIT Group                                             6,600              247
   City National                                         9,200              597
   Colonial BancGroup                                   34,200              699
   Commerce Bancshares (B)                              12,512              602
   Cullen/Frost Bankers                                 10,800              502
   Downey Financial (B)                                  7,200              396
   E*Trade Financial*                                  169,100            1,931
   East-West Bancorp                                     3,500              118
   Eaton Vance (B)                                       6,900              279
   Fidelity National Financial                          14,800              564
   First American                                       28,000              863
   Friedman Billings Ramsey Group,
     Cl A (B)+                                          41,200              787

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   GATX (B)                                             13,500    $         360
   Glacier Bancorp (B)                                   3,100               90
   Greater Bay Bancorp (B)                              11,100              319
   Greenpoint Financial                                 19,200              888
   Grupo TMM ADR, Ser A*                                48,900              116
   Hibernia, Cl A                                       28,600              755
   Host Marriott+*                                      20,100              282
   Huntington Bancshares                                33,000              822
   IndyMac Bancorp (B)                                  11,700              424
   Jackson Hewitt Tax Service*                          25,000              506
   Knight Trading Group, Cl A*                          26,500              245
   LandAmerica Financial Group (B)                      10,800              491
   Levitt, Cl A*                                         7,250              170
   MoneyGram International*                              9,700              166
   Montpelier Re Holdings (B)                            9,300              341
   Old Republic International                           25,500              638
   Oriental Financial Group (B)                         13,200              357
   PartnerRe Holdings (B)                               12,500              684
   Popular                                              37,700              991
   ProAssurance (B)*                                    23,785              833
   Provident Bankshares (B)                             27,174              912
   Providian Financial*                                 49,000              761
   Radian Group                                          7,524              348
   Reckson Associates Realty (B)+                        6,600              190
   RenaissanceRe Holdings                                3,300              170
   Sky Financial Group                                  13,700              342
   Sovereign Bancorp (B)                                47,400            1,034
   Stancorp Financial Group                              4,400              313
   Sterling Financial*                                  10,600              374
   Stewart Information Services (B)                     10,500              414
   UCBH Holdings (B)                                    13,655              533
   UnionBanCal                                          14,300              847
   Washington Federal                                   16,000              402
   Westamerica Bancorporation (B)                        3,600              198
   Willis Group Holdings                                 5,800              217
   Wintrust Financial                                    2,000              115
   WR Berkley                                            8,110              342
                                                                  -------------
                                                                         30,863
                                                                  -------------

HEALTH CARE -- 13.4%
   Abgenix (B)*                                         20,300              200
   Accelrys (B)*                                        35,500              231
   Accredo Health*                                      16,200              382
   Advanced Medical Optics (B)*                         20,810              823
   Align Technology*                                    21,175              323
   Alpharma, Cl A (B)                                   42,900              785
   American Healthways (B)*                             25,895              754
   American Medical Systems
     Holdings (B)*                                      16,145              586
   AMERIGROUP (B)*                                       7,800              439
   Amylin Pharmaceuticals (B)*                          18,400              377
   Animas (B)*                                          17,600              283
   Applera--Applied Biosystems Group                     6,300              119



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          41

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

Tax-Managed Small Cap Fund (Continued)

September 30, 2004

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Applera--Celera Genomics
     Group (B)*                                         50,500    $         590
   Apria Healthcare Group (B)*                          15,400              420
   Barr Pharmaceuticals*                                31,975            1,325
   Cephalon (B)*                                        24,000            1,150
   Cerner (B)*                                           1,100               48
   Chiron*                                              12,500              552
   Community Health Systems*                            20,300              542
   Cooper                                               14,370              985
   Coventry Health Care*                                 3,650              195
   Cubist Pharmaceuticals (B)*                          63,200              624
   CV Therapeutics (B)*                                 76,400              955
   Dendreon (B)*                                        54,300              457
   Depomed (B)*                                         45,300              236
   Express Scripts*                                      4,300              281
   Fisher Scientific International*                     22,100            1,289
   Gen-Probe (B)*                                        8,340              332
   Genencor International*                              21,400              343
   Genta (B)*                                           74,700              201
   Health Net*                                          33,700              833
   Healthsouth*                                         76,100              388
   Human Genome Sciences (B)*                           12,200              133
   Humana*                                              17,800              356
   IDX Systems (B)*                                     17,100              555
   Immucor (B)*                                         19,100              473
   Inspire Pharmaceuticals (B)*                         13,600              214
   InterMune*                                           20,000              236
   Invitrogen*                                           5,800              319
   King Pharmaceuticals*                                18,700              223
   Laboratory of America Holdings*                       8,400              367
   Ligand Pharmaceuticals, Cl B (B)*                    58,200              583
   Martek Biosciences*                                  10,460              509
   Medicis Pharmaceutical, Cl A (B)                     15,200              593
   MGI Pharma (B)*                                      13,100              350
   Myriad Genetics (B)*                                 14,600              250
   NeighborCare*                                           300                8
   Pacificare Health Systems*                           22,800              837
   Par Pharmaceutical*                                   7,400              266
   Parexel International (B)*                           14,000              274
   PerkinElmer                                          20,100              346
   Pharmacopeia Drug Discovery (B)*                     26,050              128
   Pozen (B)*                                           25,300              221
   Protein Design Labs (B)*                             24,300              476
   Rigel Pharmaceuticals (B)*                            5,500              139
   Select Medical                                       26,000              349
   SurModics (B)*                                       10,600              252
   Sybron Dental Specialties (B)*                       32,366              961
   Telik (B)*                                           13,800              308
   Triad Hospitals*                                     12,800              441
   Trimeris (B)*                                        49,600              746
   Varian*                                               6,700              254
   Varian Medical Systems*                              13,850              479
   Watson Pharmaceuticals*                               5,700              168
                                                                  -------------
                                                                         28,862
                                                                  -------------

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
INDUSTRIALS -- 13.5%
   Advisory Board (B)*                                   3,700    $         124
   America West Holdings (B)*                           24,400              132
   aQuantive (B)*                                       37,400              361
   Banta                                                21,900              871
   BearingPoint (B)*                                    68,500              612
   Briggs & Stratton                                    15,700            1,275
   Bright Horizons Family Solutions (B)*                 6,900              375
   Brink's                                              23,600              712
   Bucyrus International, Cl A*                          4,300              144
   Calgon Carbon (B)                                    65,400              472
   CNH Global (B)                                       26,040              510
   Corporate Executive Board (B)                         8,300              508
   Cummins                                              19,890            1,470
   Deluxe                                                7,600              312
   DRS Technologies*                                    10,100              378
   Education Management*                                20,400              543
   Engineered Support Systems                            6,700              306
   ESCO Technologies*                                    4,510              306
   Esterline Technologies*                               9,700              297
   General Maritime (B)*                                19,130              666
   Genessee & Wyoming, Cl A*                             6,700              170
   Goodrich                                             28,900              906
   Harsco                                               12,500              561
   Herman Miller (B)                                    21,300              525
   Intermagnetics General (B)*                          13,823              320
   iPayment (B)*                                         9,170              368
   ITT Educational Services (B)*                        15,700              566
   John H. Harland (B)                                   9,000              282
   Joy Global (B)                                       23,880              821
   Kansas City Southern (B)*                            20,700              314
   Lafarge North America                                 6,200              291
   Laidlaw International*                               32,100              528
   Lennox International (B)                             17,900              267
   Manitowoc (B)                                        13,200              468
   Milacron (B)*                                        51,900              162
   Monster Worldwide (B)*                               20,200              498
   Moog, Cl A*                                          10,800              392
   Navistar International (B)*                          14,800              550
   Nordson                                               7,230              248
   Orbital Sciences*                                    22,300              255
   Paccar                                                2,700              187
   Pall                                                 26,700              654
   Power-One*                                           16,500              107
   Quanta Services (B)*                                 80,200              485
   Resources Connection*                                 6,700              253
   Rofin-Sinar Technologies (B)*                         9,700              285
   Roper Industries                                      1,800              103
   RR Donnelley & Sons                                   4,900              153
   Ryder System (B)                                     30,700            1,444
   Senomyx (B)*                                         57,200              515
   Service International*                               34,400              214
   Tecumseh Products, Cl A (B)                           6,700              281



--------------------------------------------------------------------------------
42          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Teledyne Technologies*                               39,500    $         989
   Timken                                               29,500              726
   Toro (B)                                              5,855              400
   United Industrial (B)                                 4,200              138
   Universal Forest Products (B)                        15,600              534
   URS (B)*                                             18,400              491
   UTI Worldwide (B)                                     6,300              370
   Wabash National (B)*                                 12,815              352
   Washington Group International (B)*                  20,600              713
   Westinghouse Air Brake Technologies                  20,800              389
   Yellow Roadway*                                       1,700               80
   York International                                   10,300              325
                                                                  -------------
                                                                         29,054
                                                                  -------------

INFORMATION TECHNOLOGY -- 18.1%
   Advanced Micro Devices (B)*                          14,800              192
   Akamai Technologies*                                 21,300              299
   Alliance Semiconductor*                              36,500              126
   AMIS Holdings*                                        6,600               89
   Amkor Technology (B)*                                30,800              112
   Amphenol, Cl A*                                       9,500              325
   Arris Group (B)*                                    134,700              703
   Ascential Software (B)*                              40,450              545
   Ask Jeeves*                                          33,735            1,103
   ATI Technologies*                                     7,600              117
   Autodesk (B)                                         11,880              578
   Avid Technology*                                      1,000               47
   Avocent (B)*                                         18,500              482
   Axcelis Technologies (B)*                            25,600              212
   Black Box (B)                                         7,200              266
   BMC Software*                                        18,300              289
   Borland Software*                                    18,800              157
   Brooks Automation*                                   51,500              729
   C-COR (B)*                                           58,000              490
   CallWave*                                             6,200               59
   Certegy                                              13,700              510
   Checkfree*                                           22,500              623
   Checkpoint Systems (B)*                              16,100              251
   Citrix Systems*                                      23,300              408
   Cogent*                                               2,700               49
   Cognizant Technology Solutions,
     Cl A*                                               3,200               98
   Conexant Systems*                                    84,700              136
   Convergys (B)*                                       26,200              352
   Cree (B)*                                            31,600              965
   CSG Systems International (B)*                       24,400              376
   Cymer (B)*                                           14,000              401
   Cypress Semiconductor*                               58,800              520
   Digi International*                                  20,500              234
   E.piphany*                                           35,600              143
   Earthlink (B)*                                       29,600              305
   Emulex (B)*                                          20,000              230
   eResearch Technology (B)*                            19,990              266

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   F5 Networks (B)*                                     46,115    $       1,405
   Fairchild Semiconductor
     International*                                     39,100              554
   FEI (B)*                                             38,200              755
   Foundry Networks*                                    32,300              307
   InFocus*                                              1,600               15
   Ingram Micro, Cl A*                                  32,100              517
   Integrated Device Technology*                         9,000               86
   Internet Security Systems*                           32,000              544
   Jack Henry & Associates (B)                          21,600              405
   Keynote Systems*                                     25,000              354
   Komag (B)*                                           26,800              373
   Lam Research*                                        18,500              405
   Lattice Semiconductor (B)*                          212,000            1,041
   Lionbridge Technologies (B)*                         27,400              235
   LSI Logic*                                           30,000              129
   Macromedia*                                           3,400               68
   Macrovision (B)*                                     19,800              477
   Manhattan Associates*                                 7,600              186
   Maxtor (B)*                                         187,600              976
   McAfee*                                              17,400              350
   Mentor Graphics (B)*                                 16,400              180
   Mercury Interactive*                                 12,700              443
   Methode Electronics (B)                              33,500              428
   Micrel*                                              36,600              381
   NCR (B)*                                             18,100              898
   NetIQ*                                                7,400               79
   Nvidia (B)*                                           9,100              132
   O2Micro International (B)*                           26,200              281
   Omnivision Technologies*                              3,100               44
   Paxar (B)*                                           19,200              435
   Pixar (B)*                                            7,900              623
   Pixelworks (B)*                                     106,600            1,067
   Plantronics*                                          6,900              298
   PMC - Sierra*                                        29,400              259
   Polycom*                                             69,000            1,368
   Quantum (B)*                                        163,500              378
   RADWARE*                                             13,400              295
   Red Hat*                                             38,900              476
   Redback Networks*                                     7,100               37
   RF Micro Devices (B)*                                92,400              586
   RSA Security (B)*                                    28,540              551
   SafeNet (B)*                                         10,600              280
   Scansource*                                           5,185              331
   Scientific Games, Cl A*                              15,600              298
   Silicon Image*                                       29,000              367
   Skyworks Solutions*                                  31,875              303
   Spectrasite (B)*                                     11,320              526
   Sybase*                                              13,200              182
   Synaptics (B)*                                       23,715              478
   Synopsys*                                            21,500              340
   Tech Data*                                           13,100              505
   Teradyne (B)*                                        43,300              580



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          43

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

Tax-Managed Small Cap Fund (Concluded)

September 30, 2004

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   THQ (B)*                                             17,500    $         341
   TIBCO Software*                                     114,200              972
   TTM Technologies (B)*                                14,100              125
   Unisys*                                              61,800              638
   Utstarcom (B)*                                       18,900              305
   Wavecom ADR (B)*                                     32,200              112
   Western Digital*                                     77,600              682
   Zebra Technologies, Cl A*                             5,302              323
                                                                  -------------
                                                                         38,896
                                                                  -------------

MATERIALS -- 6.3%
   Airgas                                               12,400              298
   Albemarle (B)                                        17,200              604
   Aptargroup                                            5,600              246
   Ball                                                  9,400              352
   Constar International*                               10,900               54
   Crown Holdings*                                      47,500              490
   Cytec Industries                                     41,000            2,007
   Faro Technologies (B)*                               15,095              307
   FMC*                                                 16,400              797
   Georgia Gulf                                         11,330              505
   Headwaters (B)*                                      10,700              330
   Hercules (B)*                                        37,400              533
   IMC Global                                           22,600              393
   Jacuzzi Brands*                                      61,900              576
   Louisiana-Pacific                                    26,700              693
   Lubrizol                                             14,300              495
   Nova Chemicals                                        9,300              360
   Olin                                                 13,000              260
   OM Group (B)*                                        11,200              409
   Owens-Illinois*                                      18,500              296
   Packaging of America                                 14,600              357
   Peabody Energy                                       10,800              643
   Perini*                                              15,800              225
   Quanex (B)                                            8,500              436
   Silgan Holdings                                       7,695              356
   Sonoco Products                                      12,800              338
   Terra Industries*                                    84,600              733
   United States Steel                                   9,700              365
                                                                  -------------
                                                                         13,458
                                                                  -------------

TELECOMMUNICATION SERVICES -- 0.4%
   CenturyTel                                           15,500              531
   General Communication, Cl A (B)*                     36,700              332
                                                                  -------------
                                                                            863
                                                                  -------------

UTILITIES -- 4.3%
   Allete (B)                                            5,166              168
   Aquila (B)*                                          26,000               81
   Avista                                               26,200              474
   CMS Energy (B)*                                      26,400              251
   Constellation Energy Group                           13,900              554

-------------------------------------------------------------------------------
                                            Shares/Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Edison International                                 36,100    $         957
   El Paso Electric*                                    14,400              231
   Energen                                               6,900              356
   MDU Resources Group                                  27,450              723
   Northeast Utilities                                  28,300              549
   Oneok                                                15,800              411
   Pinnacle West Capital (B)                            10,200              423
   PPL                                                  15,900              750
   Puget Energy                                          8,800              200
   Reliant Energy*                                      41,900              391
   Sempra Energy                                        27,000              977
   UGI                                                  17,250              643
   Wisconsin Energy                                     34,800            1,110
                                                                  -------------
                                                                          9,249
                                                                  -------------

Total Common Stock
   (Cost $179,738) ($ Thousands)                                        203,277
                                                                  -------------

                                                     Number of
                                                      Warrants
WARRANTS -- 0.0%
   Washington Mutual (D)*                              115,700               16
                                                                  --------------

Total Warrants
   (Cost $31) ($ Thousands)                                                  16
                                                                  --------------

                                                     Number of
                                                        Rights
RIGHTS -- 0.0%
   Bank United (E)*                                      7,000               --
                                                                  --------------

Total Rights
   (Cost $2) ($ Thousands)                                                   --
                                                                  --------------

COMMERCIAL PAPER (C) (F) -- 15.3%

FINANCIALS -- 15.3%
   ASAP Funding
        1.820%, 10/19/04                         $       2,800            2,797
   Ajax Bambino
        1.830%, 10/25/04                                 2,500            2,497
   Altamira Funding
        1.800%, 10/14/04                                 2,814            2,812
   Bavaria TRR
        1.800%, 10/12/04                                 2,500            2,499
   Broadhollow
        1.830%, 10/01/04                                 2,500            2,500
   Cobblestone Funding
        1.800%, 10/15/04                                 2,400            2,398
   Eiffel Funding
        1.820%, 11/03/04                                 2,500            2,496
   Hannover Funding
        1.790%, 10/18/04                                 2,500            2,498
   Harwood St. Funding
        1.800%, 10/12/04                                 2,600            2,599



--------------------------------------------------------------------------------
44          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                            Shares/Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Lakeside Funding
           1.790%, 10/08/04                      $       2,500    $       2,500
   Main St. Warehouse
           1.820%, 10/18/04                              2,500            2,498
   Mica Funding
           1.800%, 10/22/04                              2,000            1,998
   Mitten
           1.800%, 10/12/04                              2,800            2,798
                                                                  -------------

Total Commercial Paper
   (Cost $32,890) ($ Thousands)                                          32,890
                                                                  -------------

U.S. TREASURY OBLIGATION -- 0.2%

   U.S. Treasury Bills (A)
        1.755%, 02/24/05                                   500              496
                                                                  -------------

Total U.S. Treasury Obligation
   (Cost $496) ($ Thousands)                                                496
                                                                  -------------

CASH EQUIVALENTS -- 9.3%
   One Group Institutional Prime
     Money Market Fund, (C)                          9,460,950            9,461
   The Reserve Primary Fund, Cl 8 (C)                9,460,950            9,461
   SEI Daily Income Trust, Prime
     Obligation Fund, Cl A++                        10,023,619           10,024
                                                                  -------------

Total Cash Equivalents
   (Cost $19,985) ($ Thousands)                                          19,985
                                                                  -------------

REPURCHASE AGREEMENTS (C) -- 8.4%
   Barclays
     1.880%, dated 09/30/04, to be
     repurchased on 10/01/04,
     repurchase price $7,000,366
     (collateralized by various
     U.S. Government Obligations,
     par value $7,183,000, 0.000%,
     01/15/05; with total market
     value $7,140,620)                                   7,000            7,000
   Lehman Brothers
     1.850%, dated 09/30/04, to be
     repurchased on 10/01/04,
     repurchase price $11,000,565
     (collateralized by various
     U.S. Government Obligations,
     ranging in par value $271,953-
     $1,807,933, 4.500%-8.500%,
     04/01/05-03/01/34; with total
     market value $11,224,387)                          11,000           11,000
                                                                  -------------

Total Repurchase Agreements
   (Cost $18,000) ($ Thousands)                                          18,000
                                                                  -------------

Total Investments -- 127.8%
(Cost $251,142) ($ Thousands)                                           274,664
                                                                  -------------

-------------------------------------------------------------------------------
                                                                          Value
Description                                                       ($ Thousands)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (27.8)%
Payable Upon Return on Securities Loaned                          $     (60,851)
Investment Advisory Fees Payable                                            (92)
Administration Fees Payable                                                 (61)
Shareholder Servicing Fees Payable                                          (37)
Other Assets and Liabilities, Net                                         1,236
                                                                  -------------
Total Other Assets and Liabilities                                      (59,805)
                                                                  -------------
Net Assets -- 100%                                                $     214,859
                                                                  =============

NET ASSETS:
Paid-in-Capital
   (unlimited authorization -- no par value)                            178,482
Accumulated net realized gain on investments
   and futures contracts                                                 12,723
Net unrealized appreciation on investments                               23,522
Net unrealized appreciation on futures contracts                            132
                                                                  -------------
Net Assets -- 100.0%                                              $     214,859
                                                                  =============

Net Asset Value, Offering and Redemption
   Price Per Share -- Class A
   ($214,859,428 / 18,479,653 shares)                             $       11.63
                                                                  =============

*   Non-income producing security.
+   Real Estate Investment Trust
++  See Note 3 in Notes to Financial Statements.
(A) Security, or portion thereof, has been pledged as collateral on open futures contracts. The rate reported is the effective yield at time of purchase.
(B) This security or a partial position of this security is on loan at September 30, 2004 (see Note 7). The total value of securities on loan at September 30, 2004 was $57,972,892.
(C) This security was purchased with cash collateral held from securities lending (see Note 7). The total value of such securities as of September 30, 2004 was $60,850,973.
(D) This warrant represents a potential distribution settlement in a legal claim and does not have a strike price or expiration date.
(E) This security was issued for possible settlement of pending litigation and does not have an expiration date.
(F) The rate reported is the effective yield at time of purchase.
ADR -- American Depositary Receipt
Cl  -- Class
Amounts designated as "--" are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          45

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

Small Cap Value Fund

September 30, 2004

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)*:

29.3%   Financials
16.6%   Industrials
14.7%   Consumer Discretionary
 8.2%   Information Technology
 6.5%   Energy
 5.7%   Health Care
 5.7%   Materials
 5.6%   Short-Term Investments
 4.0%   Utilities
 2.5%   Consumer Staples
 0.7%   Exchange Traded Fund
 0.4%   Telecommunication Services
 0.1%   U.S. Treasury Obligations
 0.0%   Warrants
 0.0%   Rights

*Percentages based on total investments.
-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
COMMON STOCK -- 95.7%

CONSUMER DISCRETIONARY -- 16.2%
   7-Eleven*                                            41,400    $         827
   Abercrombie & Fitch, Cl A                            42,500            1,339
   Adesa*                                               91,700            1,507
   Advo                                                256,625            7,940
   American Greetings, Cl A (B)*                        87,700            2,203
   Arctic Cat                                           61,200            1,588
   ArvinMeritor                                         94,200            1,766
   Aztar*                                               52,300            1,386
   Bandag                                               24,000            1,051
   Belo, Cl A (B)                                       54,900            1,237
   Bluegreen*                                           60,600              674
   BorgWarner                                           51,200            2,216
   Brinker International*                               25,100              782
   Brown Shoe                                           51,800            1,298
   Burlington Coat Factory Warehouse                     5,200              110
   California Pizza Kitchen*                            48,000            1,049
   Carmike Cinemas*                                     47,450            1,671
   Cato, Cl A                                           64,000            1,424
   CEC Entertainment*                                   35,400            1,301
   Cooper Tire & Rubber                                 47,300              954
   CSK Auto*                                           124,100            1,653
   Cumulus Media, Cl A*                                 89,300            1,285
   Department 56*                                        6,200              101
   Dillard's, Cl A                                      92,600            1,828
   Dollar Thrifty Automotive Group*                     85,300            2,075
   Dress Barn*                                           8,206              143
   Eagle Materials                                      26,900            1,918
   Ethan Allen Interiors (B)                            58,400            2,029
   Fairmont Hotels & Resorts                            25,000              683
   Fleetwood Enterprises*                              159,100            2,415
   Foot Locker                                          88,100            2,088
   Furniture Brands International                       29,600              742

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   GameStop, Cl A*                                      44,200    $         818
   Gaylord Entertainment (B)*                           65,400            2,027
   Genesco*                                             22,100              520
   Handleman                                           231,953            4,746
   Haverty Furniture                                    39,100              686
   Hilton Hotels                                        19,000              358
   Hollinger International, Cl A (B)                    76,700            1,326
   Hollywood Entertainment*                            251,400            2,481
   Hooker Furniture                                      6,900              191
   Ihop (B)                                             25,200              963
   Insight Communications, Cl A*                        50,800              447
   Interstate Hotels & Resorts*                         61,800              250
   Jack in the Box*                                     66,400            2,107
   Jakks Pacific*                                       55,800            1,283
   Jarden*                                              79,900            2,916
   Jo-Ann Stores*                                       92,700            2,599
   Journal Communications, Cl A                         58,300            1,023
   K2*                                                 132,300            1,893
   Kellwood                                            236,100            8,606
   Kerzner International*                               33,400            1,469
   Kimball International, Cl B                          35,200              489
   La Quinta*                                           17,400              136
   La-Z-Boy (B)                                        128,500            1,951
   Leapfrog Enterprises (B)*                           103,000            2,086
   Liberty                                              40,400            1,606
   Lin TV, Cl A*                                        14,300              279
   Lithia Motors, Cl A                                  39,000              829
   Lodgenet Entertainment*                               7,300               96
   Lone Star Steakhouse & Saloon                        27,700              716
   M/I Homes                                            23,500              997
   MDC Holdings                                         12,600              921
   Men's Wearhouse*                                     60,200            1,749
   Movie Gallery (B)                                   284,800            4,993
   MTR Gaming Group*                                   174,100            1,623
   Multimedia Games (B)*                                94,700            1,468
   National Presto Industries                           23,413              979
   Nautilus Group (B)                                   44,390            1,003
   O'Charleys*                                          30,200              492
   Papa John's International (B)*                       69,300            2,126
   Payless Shoesource (B)*                             268,000            2,715
   Pier 1 Imports                                       83,600            1,512
   Polo Ralph Lauren                                    67,400            2,451
   RC2*                                                  9,400              309
   Reebok International (B)                             38,000            1,395
   Regis                                               100,321            4,035
   Rent-A-Center*                                       19,500              504
   Ryan's Restaurant Group*                             78,200            1,160
   Ryland Group                                         15,100            1,399
   Scholastic*                                          46,500            1,436
   Sonic Automotive                                     32,900              660
   Stage Stores*                                        13,700              469
   Standard-Pacific                                      6,500              366
   Starwood Hotels & Resorts
     Worldwide (B)                                      76,800            3,565
   Steinway Musical Instruments*                         9,900              269



--------------------------------------------------------------------------------
46          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Sturm Ruger                                          11,900    $         107
   Superior Essex*                                      65,300              957
   Superior Industries International                   104,200            3,121
   Tenneco Automotive*                                  56,800              744
   Too*                                                 98,400            1,778
   Tower Automotive (B)*                               126,100              264
   Trans World Entertainment*                           38,300              374
   Tupperware                                           47,200              801
   Unifi*                                              114,300              261
   United Auto Group                                    53,000            1,330
   Valassis Communications*                             86,300            2,553
   Visteon                                             199,700            1,596
   WMS Industries (B)*                                  50,900            1,308
   World Wrestling Entertainment                        82,100            1,003
   Zale*                                               188,000            5,283
                                                                  -------------
                                                                        154,256
                                                                  -------------

CONSUMER STAPLES -- 2.8%
   Adolph Coors, Cl B                                   35,700            2,425
   BJ's Wholesale Club (B)*                            120,200            3,286
   Casey's General Stores                               92,900            1,727
   Chiquita Brands International*                       88,100            1,534
   Corn Products International                          25,500            1,175
   Del Monte Foods*                                    199,100            2,089
   Delta & Pine Land                                    46,500            1,244
   Hain Celestial Group*                                40,100              709
   Interstate Bakeries (B)                              58,900              230
   Lance                                                20,800              336
   Nash Finch                                           34,100            1,072
   Pathmark Stores*                                    269,700            1,308
   PepsiAmericas                                        81,200            1,551
   Ralcorp Holdings*                                    59,300            2,141
   Rayovac*                                             29,400              775
   Robert Mondavi, Cl A*                                32,400            1,269
   Sanderson Farms                                      28,100              940
   Supervalu (B)                                        35,000              964
   Tyson Foods, Cl A                                    51,400              823
   Universal*                                           26,300            1,174
                                                                  -------------
                                                                         26,772
                                                                  -------------

ENERGY -- 7.2%
   Atlas America (B)*                                   56,280            1,225
   Atwood Oceanics*                                     26,400            1,255
   Cabot Oil & Gas                                      59,000            2,649
   Cimarex Energy*                                      73,600            2,572
   Clayton Williams Energy (B)*                          7,800              167
   Core Laboratories (B)*                               63,500            1,562
   Energy Partners*                                     82,900            1,350
   Forest Oil*                                         178,450            5,375
   Gulf Island Fabrication                               6,000              134
   Holly                                                42,600            1,086
   Houston Exploration*                                 10,600              629

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Key Energy Services*                                 95,200    $       1,052
   Magnum Hunter Resources*                            199,700            2,305
   NATCO Group, Cl A*                                   99,884              864
   National-Oilwell (B)*                                41,500            1,364
   Oceaneering International*                           43,300            1,595
   Overseas Shipholding Group                           40,600            2,015
   Penn Virginia                                        25,200              998
   Pioneer Natural Resources                            87,012            3,000
   Plains Exploration & Production*                    254,119            6,063
   Range Resources                                     154,200            2,697
   Remington Oil & Gas*                                 34,400              903
   RPC                                                  18,700              334
   SEMCO Energy                                        162,700              893
   St. Mary Land & Exploration                          91,500            3,643
   Stone Energy*                                       132,300            5,789
   Superior Energy Services*                            44,700              578
   Swift Energy*                                       114,700            2,748
   Tesoro Petroleum*                                    68,600            2,026
   Tidewater                                            40,400            1,315
   Veritas DGC*                                        176,700            4,025
   Vintage Petroleum                                    94,600            1,899
   W-H Energy Services*                                104,500            2,168
   Whiting Petroleum*                                   53,600            1,629
                                                                  -------------
                                                                         67,907
                                                                  -------------

FINANCIALS -- 24.7%
   Acadia Realty Trust+                                 41,800              617
   Advanta, Cl B                                        19,800              479
   Affiliated Managers Group (B)*                       40,750            2,182
   Allmerica Financial*                                 74,200            1,994
   AMB Property+                                        93,500            3,461
   AmericanWest Bancorp*                                 3,210               61
   AmerUs Group (B)                                     24,900            1,021
   Anthracite Capital+                                 121,200            1,348
   Anworth Mortgage Asset+                              53,100              604
   Arbor Realty Trust (B)+*                            128,400            2,850
   Arch Capital Group (B)*                              27,800            1,083
   Aspen Insurance Holdings*                            46,600            1,072
   AvalonBay Communities+                               22,800            1,373
   Bancorpsouth                                         40,000              920
   Bank Mutual                                         147,100            1,765
   Bedford Property Investors+                          12,000              364
   Boston Properties+                                   74,200            4,110
   Brandywine Realty Trust+                             24,700              703
   Camden Property Trust+                               26,700            1,234
   Capital Southwest                                    26,500            2,014
   Capitol Bancorp (B)                                  10,900              320
   Cardinal Financial*                                 156,110            1,469
   Cascade Bancorp                                       5,800              113
   Cathay General Bancorp                               10,200              379
   CB Richard Ellis Group, Cl A*                        49,800            1,150
   CBL & Associates Properties+                         36,800            2,243
   Central Pacific Financial                            40,971            1,128



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          47

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

Small Cap Value Fund (Continued)

September 30, 2004

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Chemical Financial                                    7,100    $         259
   City Holding                                         10,500              345
   CNA Surety*                                          18,600              197
   Colonial BancGroup                                   62,100            1,270
   Colonial Properties Trust+                           20,300              816
   Columbia Banking System                              14,700              350
   Commerce Group                                       23,600            1,142
   Commercial Federal                                   34,600              934
   Community Bank System                                34,200              859
   Community Trust Bancorp                               2,900               90
   CompuCredit*                                         36,600              681
   Corus Bankshares                                     15,900              686
   Crescent Real Estate Equity+                         27,400              431
   CRT Properties+                                      30,900              663
   Delphi Financial Group, Cl A                         35,800            1,438
   Donegal Group, Cl A                                  72,741            1,397
   Entertainment Properties Trust+                      22,500              850
   Equity Inns+                                         74,400              735
   FBL Financial Group, Cl A                            16,900              443
   FelCor Lodging Trust*                                82,500              933
   First American                                      133,400            4,113
   First Citizens Bancshares, Cl A                       8,706            1,027
   First Community Bancorp                               4,600              189
   First Community Bancshares                            2,600               85
   First Financial Bankshares                            3,100              124
   First Indiana                                        84,283            1,694
   First Industrial Realty Trust                        61,200            2,258
   First Merchants                                       5,300              131
   First Niagara Financial Group                       163,700            2,190
   First Potomac Realty Trust+                          13,600              281
   First Republic Bank                                  13,300              612
   FirstFed Financial*                                   6,500              318
   FirstMerit                                           28,600              752
   Flagstar Bancorp                                    129,600            2,758
   Flushing Financial                                   38,700              736
   Fpic Insurance Group (B)*                            25,800              667
   Frontier Financial                                    3,900              138
   GATX (B)                                            112,000            2,986
   General Growth Properties (B)+                      160,900            4,988
   Glenborough Realty Trust+                            25,300              525
   Glimcher Realty Trust+                                7,900              192
   Greater Bay Bancorp                                 107,700            3,096
   Grupo TMM ADR, Ser A*                               237,100              562
   Hancock Holding                                       5,000              159
   Hanmi Financial                                       9,800              296
   Hilb Rogal & Hamilton (B)                           154,500            5,596
   Horace Mann Educators (B)                            70,850            1,246
   Host Marriott (B)*+                                 265,100            3,719
   HRPT Properties Trust+                               45,000              495
   Hub International                                    57,300            1,036
   Independant Bank                                      4,800              148
   Independence Community Bank                          19,200              750
   Independent Bank                                      5,390              146
   IndyMac Bancorp (B)                                  63,900            2,313

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Innkeepers USA Trust+                                45,800    $         570
   IPC Holdings                                         47,400            1,802
   Irwin Financial                                      73,100            1,887
   iStar Financial+                                     98,500            4,061
   Jackson Hewitt Tax Service*                         151,800            3,071
   Jones Lang LaSalle*                                  37,000            1,221
   Kilroy Realty+                                       28,500            1,084
   Kimco Realty+                                       103,000            5,284
   Knight Trading Group, Cl A*                         146,600            1,353
   LandAmerica Financial Group                          64,100            2,917
   LaSalle Hotel Properties+                            40,000            1,104
   Levitt, Cl A*                                        21,000              493
   Liberty Property Trust (B)+                          42,300            1,685
   LNR Property                                         13,800              854
   LTC Properties+                                      38,300              685
   Macatawa Bank                                         2,200               62
   MainSource Financial Group                            1,500               31
   Max Re Capital                                       33,200              664
   Medallion Financial                                 115,881            1,049
   Medical Properties Trust+*                           39,400              394
   Mid-America Apartment
     Communities+                                       21,200              826
   Mid-State Bancshares                                  8,800              226
   MoneyGram International*                             41,200              704
   Montpelier Re Holdings                               27,300            1,001
   Nara Bancorp                                         21,600              435
   National Health Investors+                           31,200              887
   National Processing*                                 30,400              806
   Navigators Group*                                     8,400              246
   NBT Bancorp                                          52,200            1,223
   NCRIC Group*                                         91,804              781
   New Century Financial (B)                            17,400            1,048
   NewAlliance Bancshares*                              87,001            1,248
   Newcastle Investment+                                39,300            1,207
   Novastar Financial (B)+                              29,000            1,264
   Odyssey Re Holdings (B)                              30,600              679
   Omega Healthcare Investors+                          50,800              547
   Oriental Financial Group                             82,300            2,227
   Pacific Capital Bancorp                              24,266              718
   Pan Pacific Retail Properties+                       10,500              568
   Parkway Properties+                                   5,500              255
   Partners Trust Financial Group                       20,300              210
   Pennsylvania Real Estate
     Investment Trust+                                  10,600              410
   Peoples Holding                                       2,500               81
   PFF Bancorp                                          23,500              899
   Philadelphia Consolidated Holding*                    9,100              502
   Phoenix                                              62,400              650
   Platinum Underwriters Holdings                       85,880            2,515
   PMI Group                                            47,400            1,923
   Post Properties+                                     28,700              858
   Presidential Life                                    32,900              565
   ProAssurance*                                        40,200            1,408
   Prologis                                            126,600            4,461



--------------------------------------------------------------------------------
48          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Prosperity Bancshares                                14,000    $         374
   Provident Bankshares                                 74,025            2,484
   PS Business Parks+                                   39,100            1,558
   Public Storage (B)+                                  69,800            3,459
   PXRE Group                                           76,400            1,789
   R & G Financial, Cl B                                 1,800               70
   Rainier Pacific Financial Group*                    100,300            1,788
   RAIT Investment Trust+                               21,300              583
   Realty Income+                                       13,500              608
   Reckson Associates Realty+                           46,700            1,343
   Regency Centers+                                     74,100            3,445
   RenaissanceRe Holdings                               41,300            2,130
   Rouse+                                               25,700            1,719
   Safety Insurance Group                                1,900               42
   Saul Centers (B)+                                    22,600              743
   Scottish RE Group                                    47,300            1,001
   Selective Insurance Group                            34,800            1,295
   Senior Housing Properties Trust+                    161,200            2,873
   Silicon Valley Bancshares*                           30,000            1,115
   Simmons First National                                3,500               90
   Simon Property Group (B)                             99,000            5,309
   Sky Financial Group                                 104,100            2,602
   SL Green Realty+                                     39,700            2,057
   Sterling Financial*                                  66,000            2,326
   Stewart Information Services                        175,000            6,895
   Strategic Hotel Capital+                             64,000              865
   Susquehanna Bancshares                                8,500              209
   Tanger Factory Outlet Centers+                        2,700              121
   Texas Regional Bancshares, Cl A                      14,685              457
   Trammell Crow*                                      106,200            1,669
   Trico Bancshares                                      5,600              117
   Trustmark                                            67,900            2,110
   UICI*                                                85,200            2,789
   UMB Financial                                        33,300            1,587
   Umpqua Holdings                                      11,600              262
   United Community Financial                            8,100               92
   United Fire & Casualty (B)                            5,500              315
   Ventas (B)+                                          99,700            2,584
   Vornado Realty Trust+                                32,700            2,050
   Washington Federal                                  107,000            2,691
   Weingarten Realty Investors (B)+                     64,300            2,123
   WesBanco                                             24,400              710
   West Coast Bancorp                                    5,900              123
   Westcorp                                             10,500              446
   Winston Hotels+                                     229,700            2,458
   WR Berkley                                           52,550            2,216
   Zenith National Insurance (B)                        64,200            2,716
                                                                  -------------
                                                                        234,959
                                                                  -------------

HEALTH CARE -- 6.4%
   Accelrys*                                           154,400            1,007
   Albany Molecular Research*                           33,500              322
   Alderwoods Group*                                    29,900              294

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Alpharma, Cl A                                      150,000    $       2,743
   Applera--Celera Genomics Group*                     240,900            2,816
   Apria Healthcare Group*                              72,100            1,965
   Bio-Rad Laboratories, Cl A*                          37,500            1,916
   Community Health Systems (B)*                        96,500            2,575
   Conmed*                                              22,000              579
   Cross Country Healthcare*                            79,300            1,229
   Diamondrock Hospitality*                             57,100              571
   First Health Group*                                  19,300              311
   Genencor International*                             162,900            2,615
   Health Net*                                         164,200            4,059
   Healthsouth (B)*                                    363,800            1,855
   Human Genome Sciences*                               10,200              111
   Mettler Toledo International*                        49,820            2,352
   MTS Systems                                          12,900              274
   Myriad Genetics*                                     64,200            1,098
   National Dentex*                                    104,508            2,945
   NDCHealth                                            40,000              642
   NeighborCare*                                         1,100               28
   Neoforma*                                             9,800               91
   Ocular Sciences (B)*                                 51,100            2,451
   Owens & Minor                                        58,800            1,494
   Pacificare Health Systems*                           28,800            1,057
   Par Pharmaceutical*                                  25,600              920
   Parexel International*                               66,900            1,311
   PerkinElmer                                          64,700            1,114
   Perrigo                                              75,900            1,560
   Pharmacopeia Drug Discovery*                        126,550              620
   Prime Medical Services*                              42,300              305
   RehabCare Group*                                     17,900              412
   Res-Care*                                           162,710            1,928
   Select Medical                                      107,200            1,440
   Sola International*                                 167,300            3,187
   Sybron Dental Specialties*                          246,600            7,322
   Techne*                                               9,700              370
   Triad Hospitals*                                     53,600            1,846
   West Pharmaceutical Services                         27,400              571
                                                                  -------------
                                                                         60,306
                                                                  -------------

INDUSTRIALS -- 18.2%
   Acuity Brands                                        21,300              506
   Albany International, Cl A                          110,800            3,303
   Alexander & Baldwin                                  13,500              458
   Angelica                                              7,400              184
   AO Smith                                            108,030            2,631
   Applied Industrial Technologies                      35,900            1,283
   Arkansas Best                                        38,300            1,403
   Artesyn Technologies*                                23,500              235
   Banta                                               110,600            4,396
   BearingPoint*                                       520,700            4,655
   Blount International*                               102,700            1,345
   Bowne                                                49,400              642
   Briggs & Stratton                                    45,900            3,727



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          49

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

Small Cap Value Fund (Continued)

September 30, 2004

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Brink's                                             112,300    $       3,388
   Bucyrus International, Cl A*                         18,400              618
   Calgon Carbon                                       214,600            1,549
   Cascade                                              25,400              705
   CDI (B)                                              33,200              681
   CellStar (B)*                                       187,700              856
   CIRCOR International                                 82,900            1,617
   CNH Global                                          125,060            2,449
   Coinstar (B)*                                        16,000              373
   Consolidated Graphics*                               31,200            1,307
   Courier                                              45,000            1,876
   CPI Aerostructures*                                 121,740            1,108
   DRS Technologies*                                    54,300            2,033
   Duratek*                                            153,400            2,729
   EMCOR Group*                                         37,300            1,403
   Ennis Business Forms                                 13,600              291
   Esterline Technologies*                              52,600            1,609
   ExpressJet Holdings*                                 17,400              174
   Flowserve*                                           10,300              249
   FTI Consulting (B)*                                  69,200            1,308
   Gardner Denver*                                       5,600              154
   General Cable (B)*                                  162,500            1,729
   Genessee & Wyoming, Cl A*                            21,850              553
   Genlyte Group*                                       34,500            2,221
   Global Power Equipment Group*                        52,100              386
   Griffon (B)*                                        195,020            4,115
   Harsco                                               26,700            1,199
   Heartland Express                                    53,100              980
   Herley Industries*                                   48,300              903
   IKON Office Solutions                                62,400              750
   Insituform Technologies, Cl A*                      160,500            2,997
   Integrated Electrical Services*                     323,000            1,554
   John H. Harland                                      85,600            2,684
   Kadant*                                              69,180            1,270
   Kansas City Southern*                               198,500            3,011
   Kaydon                                               98,900            2,845
   Kennametal                                           60,000            2,709
   Kirby*                                               89,300            3,585
   Laidlaw International*                              143,600            2,362
   Lennox International                                 68,500            1,023
   LSI Industries                                      103,275            1,078
   Magellan Health Services (B)*                        61,100            2,234
   Manitowoc                                            65,800            2,333
   Mcgrath Rentcorp                                      3,200              117
   Medical Staffing Network
     Holdings (B)*                                     157,300              966
   Milacron*                                           239,900              749
   MKS Instruments*                                     37,000              567
   Mueller Industries                                   40,800            1,752
   Navigant International (B)*                           8,900              145
   Navistar International (B)*                          70,700            2,629
   NCO Group*                                           25,200              679
   Orbital Sciences (B)*                               106,600            1,217
   Overnite                                             36,300            1,141

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Pall                                                127,900    $       3,131
   Penn Engineering & Manufacturing                      9,800              183
   PRG-Schultz International*                          212,490            1,220
   Quality Distribution*                               106,920              653
   Quanta Services (B)*                                382,600            2,315
   R.H. Donnelley*                                      35,200            1,738
   Regal-Beloit                                        130,900            3,166
   Robbins & Myers                                     106,300            2,339
   Ryder System (B)                                     97,000            4,563
   Sauer                                                 9,200              157
   School Specialty (B)*                                97,800            3,854
   SCS Transportation*                                  16,900              320
   Simpson Manufacturing                                73,600            4,652
   Skywest                                             113,900            1,714
   Source Interlink*                                   107,000            1,040
   Sourcecorp*                                          42,200              934
   Standard Register                                     9,300               98
   Stewart Enterprises, Cl A*                          146,200            1,016
   Swift Transportation*                                41,800              703
   Tecumseh Products, Cl A                              47,200            1,976
   Teledyne Technologies*                              122,000            3,055
   Terex*                                                4,800              208
   Tetra Tech*                                         161,300            2,044
   Thomas Industries                                     5,100              160
   Timken                                               87,500            2,154
   Toro                                                 12,100              826
   Tredegar                                             35,200              641
   Unifirst                                             31,000              887
   United Industrial                                    31,500            1,036
   United Rentals (B)*                                  61,000              969
   United Stationers (B)*                               23,300            1,011
   Universal Forest Products                            23,800              814
   URS*                                                 78,900            2,105
   US Xpress Enterprises, Cl A*                          4,400               82
   USF                                                  79,900            2,868
   Valmont Industries                                   20,900              436
   Walter Industries                                   139,800            2,240
   Washington Group International*                     131,400            4,549
   Watson Wyatt Holdings                                94,000            2,472
   Westinghouse Air Brake Technologies                  99,000            1,850
   Woodward Governor                                    14,000              945
   Yellow Roadway*                                      15,500              727
   York International                                   49,500            1,564
                                                                  -------------
                                                                        173,143
                                                                  -------------

INFORMATION TECHNOLOGY -- 9.0%
   1-800 Contacts (B)*                                  66,300            1,008
   Advanced Digital Information*                       103,000              896
   Agilysys                                             43,200              747
   Alliance Semiconductor*                             174,200              603
   Anixter International                                24,300              853
   Ansys*                                                5,800              288
   Arris Group*                                        274,900            1,435



--------------------------------------------------------------------------------
50          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
   Ascential Software*                                 192,800    $       2,597
   Avnet*                                               61,700            1,056
   Axcelis Technologies*                                30,500              253
   Bel Fuse, Cl B                                        6,400              212
   Belden CDT                                          128,900            2,810
   BISYS Group (B)*                                     84,600            1,236
   Black Box                                            16,700              617
   Borland Software*                                   242,300            2,023
   CCC Information Services Group*                      27,276              483
   Checkpoint Systems*                                  38,700              603
   Coherent*                                            87,881            2,280
   CommScope*                                           19,100              413
   CSG Systems International (B)*                       79,700            1,228
   Cypress Semiconductor (B)*                          137,900            1,219
   Digi International*                                  45,100              515
   DoubleClick (B)*                                    105,700              625
   Dupont Photomasks (B)*                               63,500            1,082
   E.piphany*                                          169,500              683
   Earthlink*                                          404,000            4,161
   ESS Technology*                                      39,900              273
   Fairchild Semiconductor
     International*                                    186,900            2,648
   InFocus*                                             76,600              702
   Ingram Micro, Cl A*                                 139,600            2,248
   Intergraph*                                          27,500              747
   Internet Security Systems*                          159,800            2,717
   Keynote Systems*                                    127,900            1,811
   Komag (B)*                                           93,500            1,300
   Kulicke & Soffa Industries (B)*                      97,100              549
   Lawson Software*                                      6,000               34
   Lincoln Electric Holdings                            19,400              608
   Littelfuse*                                          37,100            1,281
   LTX*                                                 10,400               56
   Maxtor*                                             511,000            2,657
   Methode Electronics                                 131,700            1,684
   MSC.Software (B)*                                    39,200              315
   Newport*                                             79,300              910
   Nvidia*                                              42,700              620
   Parametric Technology*                              247,000            1,304
   Pegasus Solutions*                                   75,700              902
   Performance Technologies*                           118,800              751
   Photronics*                                         152,200            2,530
   Planar Systems*                                      16,100              180
   Polycom*                                             51,100            1,013
   Pomeroy IT Solutions*                               164,650            2,084
   Progress Software*                                   17,300              344
   ProQuest*                                            90,200            2,318
   Quantum*                                            780,500            1,803
   RADWARE*                                             63,800            1,404
   Redback Networks*                                    33,800              176
   Richardson Electronics                              152,090            1,462
   SBS Technologies*                                     2,800               34
   Scientific Games, Cl A*                              65,700            1,255

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Silicon Storage Technology*                         129,500    $         825
   Standard Microsystems*                               11,600              203
   Stoneridge*                                          15,400              217
   Storage Technology (B)*                              24,000              606
   Sybase*                                             174,700            2,409
   SYKES Enterprises*                                   54,000              248
   Synopsys*                                            68,600            1,086
   THQ*                                                  7,800              152
   TIBCO Software*                                     522,700            4,448
   TTM Technologies*                                    84,600              752
   Ultratech*                                           27,800              436
   Unisys*                                             172,200            1,777
   United Online*                                       87,100              838
   Utstarcom (B)*                                       90,100            1,451
   Wavecom ADR*                                        152,500              531
   webMethods (B)*                                     204,300            1,087
                                                                  -------------
                                                                         85,712
                                                                  -------------

MATERIALS -- 6.3%
   Airgas                                               82,600            1,988
   Albemarle                                           100,100            3,512
   Aptargroup                                           72,200            3,175
   Cambrex                                              22,200              487
   Cleveland-Cliffs (B)*                                16,800            1,359
   Constar International*                              104,200              516
   Crown Holdings*                                     371,900            3,834
   Cytec Industries                                    142,200            6,961
   FMC*                                                 57,300            2,783
   Georgia Gulf                                         54,700            2,439
   Greif, Cl A                                           9,500              400
   H.B. Fuller                                          16,900              463
   Hercules (B)*                                       178,400            2,542
   IMC Global (B)                                       85,500            1,487
   Jacuzzi Brands*                                     426,700            3,968
   Louisiana-Pacific                                    63,400            1,645
   Massey Energy                                        40,500            1,172
   Myers Industries                                     16,610              182
   NewMarket*                                           38,260              799
   Octel                                                25,200              535
   Olin                                                144,700            2,894
   OM Group*                                            70,800            2,588
   Packaging of America                                 61,900            1,515
   Perini*                                              49,100              700
   Quanex                                               58,400            2,995
   Roanoke Electric Steel                               15,400              221
   Rock-Tenn, Cl A                                      38,900              612
   Schweitzer-Mauduit International                     95,000            3,078
   Silgan Holdings                                      34,900            1,616
   Steel Dynamics                                       28,900            1,116
   USG (B)*                                            118,300            2,157
                                                                  -------------
                                                                         59,739
                                                                  -------------



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          51

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

Small Cap Value Fund (Continued)

September 30, 2004

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 0.5%
   Aspect Communications*                               48,000    $         477
   Boston Communications Group*                        102,200              896
   Brightpoint*                                         14,300              246
   CT Communications                                     5,700               79
   General Communication, Cl A*                        149,919            1,357
   Golden Telecom (B)                                    4,500              128
   IDT*                                                 27,700              404
   IDT, Cl B*                                           42,700              642
   Talk America Holdings (B)*                           66,600              348
                                                                  -------------
                                                                          4,577
                                                                  -------------

UTILITIES -- 4.4%
   AGL Resources                                       162,201            4,991
   Allete (B)                                           29,699              965
   Aquila (B)*                                         123,600              386
   Avista                                               63,300            1,146
   Black Hills                                          65,600            1,822
   Cascade Natural Gas                                  49,100            1,042
   Cleco                                                63,100            1,088
   CMS Energy (B)*                                     126,200            1,201
   El Paso Electric*                                   138,200            2,221
   Energen                                              88,400            4,557
   Idacorp                                              65,000            1,889
   New Jersey Resources                                 33,400            1,383
   Northwest Natural Gas                                18,600              590
   NUI (B)                                             108,200            1,443
   Oneok                                               108,000            2,810
   Pico Holdings*                                      109,800            2,090
   PNM Resources                                       199,050            4,481
   South Jersey Industries                              12,000              573
   Southwest Gas                                        37,000              886
   UGI                                                  18,700              697
   UIL Holdings                                         24,200            1,190
   Westar Energy                                       125,800            2,541
   Wisconsin Energy                                     56,800            1,812
                                                                  -------------
                                                                         41,804
                                                                  -------------

Total Common Stock
   (Cost $798,862) ($ Thousands)                                        909,175
                                                                  -------------

EXCHANGE TRADED FUND -- 0.8%
   iShares Russell 2000 Index Fund (B)*                  63,700           7,252
                                                                  -------------

Total Exchange Traded Fund
   (Cost $7,050) ($ Thousands)                                            7,252
                                                                  -------------

                                                     Number of
                                                      Warrants
WARRANTS -- 0.0%
   Washington Mutual (D)*                              383,342               54
                                                                  -------------
Total Warrants
   (Cost $55) ($ Thousands)                                                  54
                                                                  -------------

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------

                                                     Number of
                                                        Rights
RIGHTS -- 0.0%
   Bank United (G)*                                     46,300    $           3
                                                                  -------------

Total Rights
   (Cost $8) ($ Thousands)                                                    3
                                                                  -------------

CORPORATE OBLIGATIONS (C) -- 5.7%

FINANCIALS -- 5.6%
   Allstate Life Global Funding (F)
        1.750%, 10/14/05                         $         653              653
   Belford Funding (F)
        1.811%, 02/02/05                                 2,611            2,611
   Blue Heron Funding (F)
        1.870%, 02/23/05                                 2,611            2,611
        1.857%, 03/18/05                                 1,175            1,175
   Bradford & Bingley (F)
        1.732%, 01/07/05                                 1,645            1,644
   CCN Bluegrass (F)
        1.891%, 08/18/05                                 1,958            1,958
   CIT Group (F)
        1.870%, 12/01/04                                 1,567            1,567
   Commodore (F)
        1.970%, 12/12/38                                   783              783
   Countrywide Home Loans (F)
        2.030%, 06/23/05                                 1,044            1,044
        1.850%, 08/26/05                                   783              783
        1.830%, 02/23/05                                   757              757
        1.820%, 05/20/05                                   522              522
   Davis Square Funding (F)
        1.726%, 04/06/05                                 1,306            1,306
        1.726%, 05/06/05                                 1,306            1,306
   Drivetime Auto Owner Trust
        1.640%, 07/15/05                                   485              485
   Duke Funding (F)
        1.650%, 04/08/05                                 1,306            1,306
   Five Finance (F)
        1.838%, 09/22/05                                 3,708            3,706
   Harrier Finance Funding (F)
        1.887%, 06/15/05                                 2,272            2,271
   Harwood (F)
        1.870%, 09/20/05                                 3,316            3,316
   Irish Life & Permanent (F)
        1.837%, 10/21/05                                 2,428            2,428
   Lakeside Funding (F)
        1.790%, 10/08/04                                 2,402            2,402
   Liberty Light US Capital (F)
        1.737%, 02/09/05                                 1,306            1,305
        1.735%, 01/14/05                                 1,306            1,306
   Morgan Stanley (F)
        1.696%, 10/04/05                                   522              522
   Orchid Structured Finance
        1.820%, 11/18/04                                 1,705            1,705



--------------------------------------------------------------------------------
52          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                            Shares/Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Pacific Life Global Funding (F)
     1.740%, 10/13/05                            $       1,958    $       1,958
   RMAC (F)
        1.840%, 06/12/05                                 1,175            1,175
   Saturn Ventures (F)
        1.644%, 02/07/05                                 1,306            1,305
   Sigma Finance (F)
        1.649%, 01/04/05                                 1,567            1,566
        1.630%, 11/01/04                                   783              783
   U.S. Trust (F)
        1.865%, 09/12/05                                 2,611            2,611
   Washington Mutual Bank (F)
        1.730%, 08/18/05                                 2,611            2,611
   White Pine Finance (F)
        1.756%, 03/11/05                                   653              653
   Whitehawk Funding (F)
        1.741%, 06/15/05                                   653              653
                                                                  -------------
                                                                         52,787
                                                                  -------------

INDUSTRIALS -- 0.1%
   Caterpillar (F)
        1.701%, 07/11/05                                 1,306            1,306
                                                                  -------------

Total Corporate Obligations
   (Cost $54,093) ($ Thousands)                                          54,093
                                                                  -------------

CASH EQUIVALENTS -- 3.8%
   AIM Investco Treasurer's Money
     Market Reserve Fund (C)                           652,765              653
   Bear Stearns Master Notes (C)                     2,611,060            2,611
   First Union Cash Management
     Program                                           596,667              597
   SEI Daily Income Trust, Prime
     Obligation Fund, Cl A++                        31,452,478           31,452
                                                                  -------------

Total Cash Equivalents
   (Cost $35,313) ($ Thousands)                                          35,313
                                                                  -------------

COMMERCIAL PAPER (C) (E) -- 2.1%

FINANCIALS -- 2.1%
   Atlantis One Funding
        1.312%, 11/02/04                                 1,306            1,304
   Altamira Funding
        1.902%, 10/25/04                                 1,306            1,304
   CIT Group
        1.212%, 11/22/04                                   940              938
        1.181%, 10/25/04                                   710              710
   Golden Fish
        1.902%, 10/22/04                                   978              978
        1.892%, 10/18/04                                 1,125            1,124

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Harrier Finance Funding
     1.885%, 11/22/04                            $          11    $          11
   Household Finance
     1.900%, 10/04/04                                    3,917            3,916
   Mitten
     1.920%, 10/01/04                                    2,611            2,611
   Stanley Works
     1.925%, 11/17/04                                    1,306            1,302
   Tannehill Capital
     1.300%, 10/06/04                                    1,654            1,653
   Times Mirror
     1.915%, 11/15/04                                    2,611            2,605
     1.810%, 10/06/04                                    1,306            1,305
                                                                  -------------

Total Commercial Paper
   (Cost $19,761) ($ Thousands)                                          19,761
                                                                  -------------

U.S. TREASURY OBLIGATION -- 0.1%
   U.S. Treasury Bills (A)
     1.755%, 02/24/05                                    1,500            1,489
                                                                  -------------

Total U.S. Treasury Obligation
   (Cost $1,490) ($ Thousands)                                            1,489
                                                                  -------------

REPURCHASE AGREEMENTS (C) -- 2.4%
   Barclays
     1.870%, dated 09/30/04, to be
     repurchased on 10/01/04,
     repurchase price $21,964,330
     (collateralized by various
     U.S. Government Obligations
     ranging in par value $41,124-
     $1,306,835, 0.000%-6.625%,
     11/12/04-11/15/30; with total
     market value $22,402,460)                          21,963           21,963
   Lehman Brothers
     1.870%, dated 09/30/04, to be
     repurchased on 10/01/04,
     repurchase price $1,201,150
     (collateralized by various
     U.S. Government Obligations
     ranging in par value $161,233-
     $512,029, 3.500%-6.250%,
     07/20/07-07/15/32; with total
     market value $1,225,132)                            1,201            1,201
                                                                  -------------

Total Repurchase Agreements
   (Cost $23,164) ($ Thousands)                                          23,164
                                                                  -------------

Total Investments -- 110.6%
   (Cost $939,796) ($ Thousands)                                      1,050,304
                                                                  -------------



--------------------------------------------------------------------------------
SEI INSTITUTIONAL MANAGED TRUST / ANNUAL REPORT / SEPTEMBER 30, 2004          53

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

Small Cap Value Fund (Concluded)

September 30, 2004

-------------------------------------------------------------------------------
                                                                          Value
Description                                                       ($ Thousands)
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (10.6)%
Payable Upon Return on Securities Loaned                          $    (100,282)
Investment Advisory Fees Payable                                           (500)
Administration Fees Payable                                                (269)
Shareholder Servicing Fees Payable                                          (68)
Administration Servicing Fees Payable                                        (1)
Other Assets and Liabilities, Net                                           253
                                                                  -------------
Total Other Assets and Liabilities                                     (100,867)
                                                                  -------------
Net Assets -- 100%                                                $     949,437
                                                                  =============

NET ASSETS:
Paid-in-Capital
   (unlimited authorization -- no par value)                            699,178
Accumulated net realized gain on investments
   and futures contracts                                                139,370
Net unrealized appreciation on investments                              110,508
Net unrealized appreciation on futures contracts                            381
                                                                  -------------
Net Assets -- 100.0%                                              $     949,437
                                                                  =============

Net Asset Value, Offering and Redemption
   Price Per Share -- Class A
   ($942,037,267 / 45,421,621 shares)                             $       20.74
                                                                  =============

Net Asset Value, Offering and Redemption
   Price Per Share -- Class I
   ($7,399,369 / 357,358 shares)                                  $       20.71
                                                                  =============

*   Non-income producing security.
+   Real Estate Investment Trust
++  See Note 3 in Notes to Financial Statements.
(A) Security, or portion thereof, has been pledged as collateral on open futures contracts. The rate reported is the effective yield at time of purchase.
(B) This security or a partial position of this security is on loan at September 30, 2004 (see Note 7). The total value of securities on loan at September 30, 2004 was $97,317,718.
(C) This security was purchased with cash collateral held from securities lending (see Note 7). The total value of such securities as of September 30, 2004 was $100,282,267.
(D) This warrant represents a potential distribution settlement in a legal claim and does not have a strike price or expiration date.
(E) The rate reported is the effective yield at time of purchase.
(F) Variable Rate Security -- The rate reported on the Statement of Net Assets is the rate in effect as of September 30, 2004.
(G) This security was issued for possible settlement of pending litigation and does not have an expiration date.
ADR -- American Depositary Receipt
Cl  -- Class

The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
54          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

Small Cap Growth Fund

September 30, 2004

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)*:

23.0%   Information Technology
21.6%   Financials
17.2%   Healthcare
13.3%   Consumer Discretionary
10.5%   Industrials
 5.6%   Short-Term Investments
 3.3%   Energy
 2.9%   Materials
 1.5%   Consumer Staples
 0.4%   Telecommunication Services
 0.4%   Utilities
 0.2%   Exchange Traded Fund
 0.1%   U.S. Treasury Obligations
 0.0%   Warrants

*Percentages based on total investments.
-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
COMMON STOCK -- 97.8%

CONSUMER DISCRETIONARY -- 15.7%
   America's Car Mart*                                 181,500    $       6,126
   BJ's Restaurants (B)*                                35,900              570
   Cache*                                               19,500              292
   Carter's (B)*                                       133,400            3,694
   Charming Shoppes*                                   238,700            1,700
   Cheesecake Factory (B)*                              63,000            2,734
   Christopher & Banks                                 175,650            2,812
   Coach*                                              109,100            4,628
   Cost Plus*                                          134,900            4,773
   Dick's Sporting Goods (B)*                           39,300            1,400
   Electronics Boutique Holdings (B)*                   58,600            1,998
   Four Seasons Hotels                                  36,200            2,320
   GameStop, Cl A (B)*                                 126,700            2,345
   Gildan Activewear, Cl A*                             70,500            1,988
   Group 1 Automotive*                                  74,800            2,041
   Guitar Center (B)*                                   66,300            2,871
   Helen Of Troy*                                       55,905            1,522
   Hibbett Sporting Goods*                             251,775            5,159
   HOT Topic (B)*                                      419,050            7,141
   Identix (B)*                                        286,000            1,905
   Jarden*                                             100,430            3,665
   Kenneth Cole Productions, Cl A                       92,650            2,607
   Landry's Restaurants                                109,165            2,979
   Lin TV, Cl A*                                       262,400            5,112
   Lions Gate Entertainment*                           382,300            3,326
   M/I Homes                                            50,300            2,135
   Marvel Enterprises (B)*                             149,950            2,183
   Mediacom Communications, Cl A (B)*                  331,500            2,165
   Meritage*                                            43,900            3,450
   MSC Industrial Direct, Cl A                         145,465            4,957
   Nexstar Broadcasting Group, Cl A*                   130,300            1,110
   Noble International (B)                              42,070              769
   O'Reilly Automotive*                                 45,000            1,723
   Panera Bread, Cl A (B)*                             168,000            6,307
   Parkervision (B)*                                   153,000              604

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   PF Chang's China Bistro (B)*                         30,100    $       1,460
   Phillips-Van Heusen                                 156,200            3,480
   Quiksilver*                                         212,300            5,397
   Rare Hospitality International (B)*                 148,350            3,953
   RC2*                                                 79,600            2,619
   Red Robin Gourmet Burgers (B)*                       64,600            2,821
   Regis                                                41,300            1,661
   Shuffle Master (B)*                                  59,870            2,243
   Sonic (B)*                                          107,300            2,750
   Standard Motor Products                             127,500            1,926
   Standard-Pacific                                     37,800            2,131
   Theglobe.com*                                     1,050,000              510
   Timberland, Cl A*                                    31,900            1,812
   Tractor Supply (B)*                                  48,200            1,515
   Urban Outfitters*                                   252,200            8,676
   Value Line                                           19,000              703
   WCI Communities*                                    178,400            4,157
   West Marine (B)*                                     62,700            1,340
   Wolverine World Wide                                 47,200            1,189
   Yankee Candle*                                       76,500            2,215
                                                                  -------------
                                                                        153,669
                                                                  -------------

CONSUMER STAPLES -- 1.7%
   Bunge                                                48,200            1,927
   Chattem*                                             86,210            2,780
   Cott                                                 48,145            1,389
   Great Atlantic & Pacific Tea*                       111,700              681
   NBTY*                                                91,700            1,977
   PC Mall*                                             78,300            1,197
   Pilgrim's Pride (B)                                  53,500            1,449
   United Natural Foods*                               205,595            5,469
                                                                  -------------
                                                                         16,869
                                                                  -------------

ENERGY -- 3.9%
   Cabot Oil & Gas                                      49,700            2,232
   Cal Dive International*                              82,800            2,949
   CARBO Ceramics                                       22,290            1,608
   Denbury Resources*                                  224,800            5,710
   Encore Acquisition*                                  40,500            1,397
   Forest Oil*                                          62,000            1,867
   Horizon Offshore (B)*                                96,600               68
   Hydril*                                              41,765            1,794
   Key Energy Services*                                105,100            1,161
   Magnum Hunter Resources*                            117,400            1,355
   Patina Oil & Gas                                     46,515            1,376
   Penn Virginia                                        60,300            2,387
   Plains Exploration & Production*                    103,783            2,476
   Pride International (B)*                             66,000            1,306
   Range Resources                                      35,900              628
   Stone Energy*                                        35,000            1,532
   Swift Energy*                                        90,000            2,156
   Syntroleum*                                         231,600            1,626
   Tetra Technologies*                                  79,900            2,481
   Vintage Petroleum                                   110,900            2,226
                                                                  -------------
                                                                         38,335
                                                                  -------------



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          55

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

Small Cap Growth Fund (Continued)

September 30, 2004

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
FINANCIALS -- 12.4%
   Acadia Realty Trust+                                149,500    $       2,205
   Affiliated Managers Group (B)*                       72,450            3,879
   American Home Mortgage Investment+                   72,000            2,012
   Apollo Investment                                    36,600              518
   Arch Capital Group (B)*                              60,485            2,355
   Bank of the Ozarks                                   17,800              529
   Brookline Bancorp                                   126,300            1,979
   CapitalSource (B)*                                  197,600            4,414
   Cascade Bancorp                                      78,350            1,520
   Commercial Capital Bancorp*                         292,733            6,642
   Delphi Financial Group, Cl A                         96,850            3,890
   Downey Financial                                     90,500            4,974
   E*Trade Financial*                                  894,000           10,210
   East-West Bancorp (B)                                15,400              517
   Encore Capital Group*                               109,800            2,070
   Euronet Worldwide*                                   72,900            1,365
   First Cash Financial Services*                      131,550            2,635
   First Marblehead*                                    42,400            1,967
   First Republic Bank                                  43,800            2,015
   FirstFed Financial*                                  35,100            1,716
   Friedman Billings Ramsey Group,
     Cl A (B)+                                         230,900            4,410
   Glacier Bancorp                                      24,000              700
   Global Signal+                                       75,200            1,722
   Greenhill                                            38,000              897
   HCC Insurance Holdings                               63,100            1,902
   Hub International                                    48,000              868
   Itla Capital*                                         9,500              439
   Kansas City Life Insurance                           39,400            1,677
   KNBT Bancorp*                                       127,000            2,139
   Medical Properties Trust+*                          144,000            1,440
   MFA Mortgage Investments (B)+                       171,500            1,580
   Nara Bancorp                                         72,745            1,466
   NewAlliance Bancshares (B)*                         173,700            2,493
   One Liberty Properties+                              83,100            1,500
   PFF Bancorp                                          53,440            2,045
   Piper Jaffray*                                       12,200              483
   Placer Sierra Bancshares*                            83,700            1,758
   Platinum Underwriters Holdings                       69,360            2,031
   Portfolio Recovery Associates (B)*                   63,800            1,875
   ProAssurance (B)*                                   133,040            4,659
   RAIT Investment Trust+                               59,400            1,625
   Redwood Trust+                                       30,900            1,929
   Saxon Capital+*                                     102,000            2,193
   Shurgard Storage Centers, Cl A+                      45,500            1,765
   Silicon Valley Bancshares*                          198,700            7,386
   Sterling Financial*                                  40,244            1,418
   TierOne                                              71,300            1,644
   UCBH Holdings                                        80,495            3,145
   United PanAm Financial (B)*                         106,100            1,910
   Westcorp                                            117,500            4,996
                                                                  -------------
                                                                        121,507
                                                                  -------------

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
HEALTH CARE -- 20.6%
   Abaxis*                                              31,100    $         405
   Abgenix*                                            181,800            1,793
   Accredo Health*                                      78,700            1,855
   Advanced Medical Optics*                            122,575            4,850
   Advanced Neuromodulation Systems*                     4,700              143
   Align Technology*                                   392,310            5,994
   Alkermes (B)*                                       151,200            1,745
   Alliance Imaging*                                   207,700            1,551
   American Healthways (B)*                            154,035            4,484
   American Medical Systems Holdings*                   90,155            3,270
   Amsurg*                                              74,000            1,567
   Applera--Celera Genomics Group*                     179,300            2,096
   Ariad Pharmaceuticals*                              219,800            1,470
   Arqule*                                              51,200              237
   Array Biopharma*                                    105,200              735
   Atherogenics (B)*                                    44,300            1,460
   August Technology*                                  152,500            1,048
   Axonyx (B)*                                         187,400            1,059
   Beverly Enterprises*                                268,000            2,029
   Bio-Rad Laboratories, Cl A*                          39,800            2,034
   Bioject Medical Technologies*                       111,700              121
   Biosite (B)*                                         58,000            2,840
   Cardiodynamics International*                       143,000              658
   Cell Genesys*                                       490,600            4,401
   Columbia Laboratories*                               62,400              190
   Conceptus (B)*                                      107,900            1,000
   Conmed*                                              39,200            1,031
   Cooper (B)                                           81,580            5,592
   Corixa (B)*                                         450,000            1,872
   Crucell ADR*                                        276,000            2,238
   Cubist Pharmaceuticals (B)*                         439,200            4,339
   CV Therapeutics (B)*                                419,800            5,247
   Cyberonics (B)*                                      85,900            1,757
   deCODE Genetics (B)*                                186,900            1,407
   Dendreon*                                           384,900            3,237
   Depomed (B)*                                        235,000            1,227
   Diamondrock Hospitality*                            167,600            1,676
   Digene*                                              77,800            2,020
   Discovery Laboratories*                             152,600            1,022
   Dov Pharmaceutical (B)*                              82,600            1,416
   Dyax*                                               219,900            1,680
   Encysive Pharmaceuticals*                           335,500            3,030
   Epix Medical*                                       129,600            2,503
   Exact Sciences*                                     140,600              464
   Exelixis*                                           169,521            1,366
   First Horizon Pharmaceutical*                       112,548            2,252
   Gen-Probe*                                           53,800            2,145
   Genta (B)*                                          522,500            1,406
   Guilford Pharmaceuticals (B)*                       137,800              689
   Human Genome Sciences (B)*                          185,000            2,018
   Icoria (B)*                                         736,800              354
   Immucor*                                            159,900            3,958
   Impax Laboratories*                                 110,800            1,702



--------------------------------------------------------------------------------
56          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Incyte (B)*                                         314,100    $       3,025
   Isis Pharmaceuticals (B)*                           535,400            2,623
   Isolagen (B)*                                       215,400            2,036
   Kosan Biosciences*                                  314,900            1,814
   La Jolla Pharmaceutical*                            546,400            1,666
   LifePoint Hospitals*                                 41,800            1,254
   Ligand Pharmaceuticals, Cl B (B)*                    98,000              982
   Martek Biosciences*                                  60,050            2,921
   Medarex (B)*                                        633,800            4,677
   Medcath*                                            108,000            1,709
   Medicines*                                           60,000            1,448
   Medicis Pharmaceutical, Cl A (B)                    147,000            5,739
   Merit Medical Systems*                               83,000            1,254
   MGI Pharma (B)*                                     102,400            2,733
   Nabi Biopharmaceuticals*                            188,600            2,523
   Nektar Therapeutics*                                526,300            7,621
   NitroMed (B)*                                        70,200            1,674
   North American Scientific*                          218,900            1,116
   NuVasive*                                            63,100              666
   Nuvelo*                                              78,100              772
   Odyssey HealthCare*                                  78,200            1,388
   OraSure Technologies*                               183,500            1,156
   Orthologic*                                         281,600            1,982
   Pain Therapeutics (B)*                              284,200            2,043
   PerkinElmer                                         116,100            1,999
   Pharmaceutical Product Development*                  76,200            2,743
   PolyMedica (B)                                       90,200            2,778
   Pozen*                                              182,700            1,597
   Protein Design Labs*                                222,700            4,360
   Rigel Pharmaceuticals (B)*                           35,700              903
   Rotech Healthcare*                                   65,000            1,300
   Salix Pharmaceuticals*                               43,800              943
   SFBC International (B)*                              77,675            2,044
   SonoSite*                                            87,700            2,285
   Symbion*                                             81,300            1,309
   Taro Pharmaceuticals Industries*                     32,000              748
   Telik*                                              220,700            4,922
   Third Wave Technologies*                            596,400            4,103
   Transgenomic*                                       246,400              286
   Transkaryotic Therapies*                            118,500            2,101
   United Therapeutics (B)*                             82,100            2,868
   Varian*                                              64,900            2,458
   Vasogen*                                             57,300              262
   Viropharma (B)*                                     119,500              231
                                                                  -------------
                                                                        201,745
                                                                  -------------

INDUSTRIALS -- 12.2%
   Active Power*                                       136,600              376
   Advisory Board (B)*                                 126,363            4,246
   AGCO (B)*                                           101,500            2,296
   Alliant Techsystems*                                 30,550            1,848
   aQuantive (B)*                                      412,200            3,978
   Armor Holdings*                                      49,600            2,064

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Artesyn Technologies*                                35,400    $         353
   Aspect Medical Systems*                              59,000            1,067
   Beacon Roofing Supply*                              101,760            1,669
   Blount International*                               146,200            1,915
   Charles River Associates*                           128,500            4,920
   Chicago Bridge & Iron (NY Shares)                    67,400            2,021
   Corinthian Colleges (B)*                            120,000            1,618
   Corporate Executive Board                            80,437            4,926
   CoStar Group*                                        46,800            2,302
   DiamondCluster International*                       144,100            1,758
   EDO                                                  71,100            1,973
   Education Management*                                78,800            2,099
   Engineered Support Systems (B)                       52,500            2,396
   ESCO Technologies*                                   45,540            3,086
   FLYi (B)*                                           163,800              640
   General Maritime*                                   111,470            3,883
   Gevity HR                                            86,100            1,324
   GrafTech International (B)*                         153,900            2,147
   Innovative Solutions & Support*                      90,520            2,220
   Intermagnetics General*                              80,513            1,864
   Intersections*                                       57,500              842
   iPayment*                                           118,095            4,743
   Iron Mountain*                                       63,800            2,160
   Joy Global                                          140,130            4,818
   Knight Transportation*                              121,450            2,601
   Labor Ready (B)*                                    128,100            1,796
   Laureate Education*                                 130,000            4,839
   Learning Tree International*                         55,400              781
   Mcgrath Rentcorp                                     13,700              501
   Mercury Computer Systems*                            73,500            1,979
   Moog, Cl A*                                          63,430            2,303
   MTC Technologies*                                     5,800              160
   Navigant Consulting (B)*                            104,800            2,301
   Princeton Review*                                   169,400            1,270
   Ritchie Brothers Auctioneers                         77,500            2,375
   Rofin-Sinar Technologies*                           115,720            3,400
   Sirf Technology Holdings*                            56,400              803
   Sirva*                                               70,100            1,605
   Strayer Education                                    60,700            6,981
   Surebeam, Cl A (B)*                                 580,855                5
   Sypris Solutions                                    115,400            1,575
   Terex*                                               47,800            2,075
   United Rentals*                                     129,000            2,050
   Universal Display (B)*                               50,000              421
   Universal Forest Products                            53,200            1,819
   USF                                                  58,500            2,100
   Ventiv Health*                                      112,555            1,908
   Wabash National*                                     74,515            2,047
                                                                  -------------
                                                                        119,247
                                                                  -------------

INFORMATION TECHNOLOGY -- 26.9%
   1-800 Contacts (B)*                                 103,000            1,567
   Adaptec*                                            236,600            1,798



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          57

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

Small Cap Growth Fund (Continued)

September 30, 2004

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Aeroflex*                                           181,100    $       1,914
   Agile Software*                                     337,000            2,672
   Akamai Technologies (B)*                            161,800            2,273
   Ansys*                                               31,670            1,575
   Ask Jeeves (B)*                                     214,285            7,009
   Asyst Technologies*                                 299,500            1,530
   ATMI (B)*                                           208,250            4,265
   Avocent*                                              5,600              146
   BakBone Software*                                   624,700              725
   BEI Technologies                                     65,925            1,806
   BISYS Group (B)*                                    150,500            2,199
   Blackbaud (B)*                                      113,500            1,112
   Blackboard (B)*                                      95,000            1,630
   Brooks Automation*                                  368,300            5,211
   Cabot Microelectronics (B)*                          40,200            1,457
   Ceradyne*                                            39,610            1,739
   Cognex (B)                                           78,292            2,051
   Concur Technologies*                                118,225            1,240
   Corillian*                                        1,217,592            5,613
   Credence Systems*                                   792,040            5,703
   Cymer (B)*                                          233,200            6,684
   Digimarc*                                           503,000            4,547
   Digital Insight*                                    182,000            2,481
   Digitas*                                            293,400            2,268
   DoubleClick (B)*                                    141,800              838
   Dupont Photomasks (B)*                               86,600            1,476
   Electroglas (B)*                                     86,600              258
   eResearch Technology*                               117,430            1,565
   Exar*                                               151,900            2,151
   F5 Networks*                                        109,785            3,344
   FEI (B)*                                            297,600            5,881
   Genesis Microchip*                                  421,100            5,685
   Global Payments                                      49,600            2,656
   Harmonic*                                           178,500            1,187
   Homestore (B)*                                      945,200            2,183
   Hutchinson Technology (B)*                          130,300            3,483
   Hyperion Solutions (B)*                              32,300            1,098
   Immersion*                                          639,300            3,407
   Integrated Circuit Systems (B)*                      39,000              838
   International Rectifier*                             76,300            2,617
   Interwoven*                                         151,550            1,097
   Iomega                                              363,500            1,690
   Itron*                                              127,500            2,225
   iVillage*                                           340,400            2,042
   Jack Henry & Associates                             204,900            3,846
   JDA Software Group*                                 166,500            1,802
   Jupitermedia*                                       231,110            4,114
   Kanbay International*                               155,300            3,302
   KFX (B)*                                            232,000            1,789
   Komag (B)*                                          168,300            2,339
   Lattice Semiconductor*                            1,597,700            7,845
   Leadis Technology*                                   97,600            1,101
   Lionbridge Technologies*                            374,200            3,214
   LivePerson*                                         209,800              686

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Macrovision*                                        140,400    $       3,381
   Manhattan Associates*                               101,800            2,486
   Matrixone*                                          430,600            2,179
   MAXIMUS*                                             68,000            1,959
   Mentor Graphics*                                    111,200            1,219
   Micromuse*                                          404,700            1,489
   Motive*                                              72,000              809
   Mykrolis*                                           235,400            2,370
   Netegrity*                                          240,100            1,803
   NIC*                                                 42,700              229
   O2Micro International*                              323,200            3,471
   Onyx Software*                                      152,525              551
   Open Solutions*                                      74,400            1,858
   OSI Systems (B)*                                    139,500            2,246
   Packeteer*                                          116,000            1,254
   Pinnacle Systems*                                   813,500            3,392
   Pixelworks*                                         761,350            7,621
   PLX Technology*                                     258,800            1,866
   Polycom*                                            523,200           10,370
   Power Integrations*                                 104,500            2,135
   Radisys*                                            151,000            2,106
   Remec (B)*                                          412,700            1,944
   Roxio (B)*                                           81,700              420
   Rudolph Technologies (B)*                           218,500            3,658
   Sapient*                                             27,200              208
   ScanSoft (B)*                                       525,200            2,143
   Scansource*                                          30,195            1,926
   Secure Computing*                                   243,800            1,850
   Semtech (B)*                                         78,800            1,511
   Sigmatel*                                           169,300            3,591
   Silicon Image*                                      166,575            2,106
   SimpleTech*                                         422,500            1,546
   Sina (B)*                                            70,800            1,805
   Sipex*                                              184,000              966
   Skyworks Solutions*                                 940,750            8,937
   SoftBrands*                                          53,333               60
   Sonus Networks*                                     304,500            1,714
   SS&C Technologies                                   145,920            2,850
   STATS ChipPAC ADR (B)*                              268,482            1,606
   Stratasys (B)*                                      123,950            3,911
   SupportSoft*                                        119,900            1,168
   Synaptics*                                          212,430            4,283
   Tessera Technologies*                               108,000            2,387
   TradeStation Group*                                 269,300            1,651
   Transaction Systems Architects, Cl A*                47,400              881
   Trident Microsystems*                                17,050              172
   Triquint Semiconductor*                             863,500            3,368
   Trizetto Group*                                     172,600            1,006
   TTM Technologies*                                    88,800              789
   Ultra Clean Holdings*                               212,300              909
   Verint Systems*                                      58,455            2,153
   Western Digital*                                     64,000              563
                                                                  -------------
                                                                        263,850
                                                                  -------------



--------------------------------------------------------------------------------
58          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                            Shares/Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
MATERIALS -- 3.5%
   Arch Coal                                            65,000    $       2,307
   Carpenter Technology                                 66,370            3,169
   Faro Technologies*                                   87,130            1,772
   Ferro                                                86,000            1,876
   Georgia Gulf                                         66,265            2,955
   Headwaters (B)*                                      77,100            2,379
   KCS Energy*                                          47,400              659
   Massey Energy                                        74,900            2,167
   Northgate Minerals*                               1,115,500            2,131
   Silgan Holdings                                      43,650            2,021
   Steel Dynamics                                       81,900            3,163
   Symyx Technologies*                                 196,700            4,632
   Wheeling-Pittsburgh (B)*                            150,600            4,715
                                                                  --------------
                                                                         33,946
                                                                  --------------

TELECOMMUNICATION SERVICES -- 0.5%
   Alvarion*                                           170,100            2,201
   AudioCodes*                                         185,150            2,331
                                                                  -------------
                                                                          4,532
                                                                  -------------

UTILITIES -- 0.4%
   PNM Resources                                        93,150            2,097
   UGI                                                  60,600            2,258
                                                                  -------------
                                                                          4,355
                                                                  -------------

Total Common Stock
   (Cost $972,369) ($ Thousands)                                        958,055
                                                                  -------------

EXCHANGE TRADED FUND -- 0.2%
   NASDAQ-100 Index Tracking Stock (B)*                 51,700            1,817
                                                                  -------------

Total Exchange Traded Fund
   (Cost $1,817) ($ Thousands)                                            1,817
                                                                  -------------

                                                     Number of
                                                      Warrants
WARRANTS -- 0.0%
   Theglobe.com, Expires 05/05/09 (D)                  525,000              204
                                                                  -------------

Total Warrants
   (Cost $255) ($ Thousands)                                                204
                                                                  -------------

CORPORATE OBLIGATIONS (C) -- 9.8%

FINANCIALS -- 9.6%
   Allstate Life Global Funding (A)
        1.750%, 10/14/05                         $       1,160            1,160
   Belford Funding (A)
        1.811%, 02/02/05                                 4,641            4,641
   Blue Heron Funding (A)
        1.870%, 02/23/05                                 4,641            4,641
        1.857%, 03/18/05                                 2,088            2,088

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                       ($Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Bradford & Bingley (A)
        1.732%, 01/07/05                         $       2,924    $       2,922
   CCN Bluegrass (A)
        1.891%, 08/18/05                                 3,481            3,481
   CIT Group (A)
        1.870%, 12/01/04                                 2,785            2,785
   Commodore (A)
        1.970%, 12/12/38                                 1,392            1,392
   Countrywide Home Loans (A)
        2.030%, 06/23/05                                 1,856            1,856
        1.850%, 08/26/05                                 1,392            1,392
        1.830%, 02/23/05                                 1,346            1,346
        1.820%, 05/20/05                                   928              928
   Davis Square Funding (A)
        1.726%, 04/06/05                                 2,320            2,320
        1.726%, 05/06/05                                 2,320            2,320
   Drivetime Auto Owner Trust
        1.640%, 07/15/05                                   862              862
   Duke Funding (A)
        1.650%, 04/08/05                                 2,320            2,320
   Five Finance (A)
        1.838%, 09/22/05                                 6,590            6,587
   Harrier Finance Funding (A)
        1.887%, 06/15/05                                 4,037            4,036
   Harwood (A)
        1.870%, 09/20/05                                 5,894            5,894
   Irish Life & Permanent (A)
        1.837%, 10/21/05                                 4,316            4,315
   Lakeside Funding (A)
        1.790%, 10/08/04                                 4,270            4,270
   Liberty Light US Capital (A)
        1.737%, 02/09/05                                 2,320            2,320
        1.735%, 01/14/05                                 2,320            2,320
   Morgan Stanley (A)
        1.696%, 10/04/05                                   928              928
   Orchid Structured Finance (A)
        1.820%, 11/18/04                                 3,030            3,030
   Pacific Life Global Funding (A)
        1.740%, 10/13/05                                 3,481            3,481
   RMAC (A)
        1.840%, 06/12/05                                 2,088            2,088
   Saturn Ventures (A)
        1.644%, 02/07/05                                 2,320            2,320
   Sigma Finance (A)
        1.649%, 01/04/05                                 2,784            2,784
        1.630%, 11/01/04                                 1,392            1,392
   U.S. Trust (A)
        1.865%, 09/12/05                                 4,641            4,641
   Washington Mutual Bank (A)
        1.730%, 08/18/05                                 4,641            4,641
   White Pine Finance (A)
        1.756%, 03/11/05                                 1,160            1,160
   Whitehawk CDO Funding (A)
        1.741%, 06/15/05                                 1,160            1,160
                                                                  -------------
                                                                         93,821
                                                                  -------------



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          59

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

Small Cap Growth Fund (Concluded)

September 30, 2004

-------------------------------------------------------------------------------
                                            Shares/Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
INDUSTRIALS -- 0.2%
   Caterpillar (A)
        1.701%, 07/11/05                         $       2,320    $       2,320
                                                                  -------------

Total Corporate Obligations
   (Cost $96,141) ($ Thousands)                                          96,141
                                                                  -------------

COMMERCIAL PAPER (C) (E) -- 3.6%

FINANCIALS -- 3.6%
   Atlantis One Funding
        1.312%, 11/02/04                                 2,320            2,318
   Altamira Funding
        1.902%, 10/25/04                                 2,320            2,317
   CIT Group
        1.212%, 11/22/04                                 1,671            1,668
        1.181%, 10/25/04                                 1,262            1,261
   Golden Fish
        1.902%, 10/22/04                                 1,739            1,737
        1.892%, 10/18/04                                 2,000            1,998
   Harrier Finance Funding
        1.885%, 11/22/04                                    20               20
   Household Finance
        1.900%, 10/04/04                                 6,961            6,960
   Mitten
        1.920%, 10/01/04                                 4,641            4,641
   Stanley Works
        1.925%, 11/17/04                                 2,320            2,314
   Tannehill Capital
        1.300%, 10/06/04                                 2,939            2,938
   Times Mirror
        1.915%, 11/15/04                                 4,641            4,630
        1.810%, 10/06/04                                 2,320            2,320
                                                                  -------------

Total Commercial Paper
   (Cost $35,122) ($ Thousands)                                          35,122
                                                                  -------------

CASH EQUIVALENTS -- 2.5%
   AIM Investco Treasurer's Money
     Market Reserve Fund (C)                         1,160,178            1,160
   Bear Stearns Master Notes (C)                     4,640,712            4,641
   First Union Cash Management
     Program                                         3,489,006            3,489
   SEI Daily Income Trust, Prime
     Obligation Fund, Cl A++                        14,493,006           14,493
                                                                  -------------

Total Cash Equivalents
   (Cost $23,783) ($ Thousands)                                          23,783
                                                                  -------------

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION -- 0.1%
   U.S. Treasury Bills (A)
        1.755%, 02/24/05                         $       1,500    $       1,488
                                                                  -------------

Total U.S. Treasury Obligation
   (Cost $1,489) ($ Thousands)                                            1,488
                                                                  -------------

REPURCHASE AGREEMENTS (C) -- 4.2%
   Barclays
     1.870%, dated 09/30/04, to be
     repurchased on 10/01/04, repurchase
     price $39,037,837 (collateralized by
     various U.S. Government Obligations,
     ranging in par value $73,091-
     $2,322,676, 0.000%-6.625%,
     11/12/04-11/15/30; with total
     market value $39,816,537)                          39,036           39,036
   Lehman Brothers
     1.870%, dated 09/30/04, to be
     repurchased on 10/01/04,
     repurchase price $2,134,838
     (collateralized by various
     U.S. Government Obligations,
     ranging in par value $286,564-
     $910,044, 3.500%-6.250%,
     07/20/07-07/15/32; with total
     market value $2,177,463)                            2,135            2,135
                                                                  -------------

Total Repurchase Agreements
   (Cost $41,171) ($ Thousands)                                          41,171
                                                                  -------------

Total Investments -- 118.2%
   (Cost $1,172,147) ($ Thousands)                                    1,157,781
                                                                  -------------

OTHER ASSETS AND LIABILITIES -- (18.2)%

Payable Upon Return on Securities Loaned                               (178,235)
Investment Advisory Fees Payable                                           (512)
Administration Fees Payable                                                (276)
Shareholder Servicing Fees Payable                                          (68)
Administration Servicing Fees Payable                                        (2)
Other Assets and Liabilities, Net                                           601
                                                                  -------------
Total Other Assets & Liabilities                                       (178,492)
                                                                  -------------
Net Assets -- 100%                                                $     979,289
                                                                  =============



--------------------------------------------------------------------------------
60          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                          Value
Description                                                       ($ Thousands)
-------------------------------------------------------------------------------

NET ASSETS:

Paid-in-Capital
   (unlimited authorization-- no par value)                       $   1,206,293
Accumulated net realized loss on investments                           (212,638)
Net unrealized depreciation on investments                              (14,366)
                                                                  -------------
Net Assets -- 100.0%                                              $     979,289
                                                                  =============

Net Asset Value, Offering and Redemption
   Price Per Share -- Class A
   ($970,759,152 / 64,105,137 shares)                             $       15.14
                                                                  =============

Net Asset Value, Offering and Redemption
   Price Per Share -- Class I
   ($8,529,683 / 567,928 shares)                                  $       15.02
                                                                  =============

*   Non-income producing security.
+   Real Estate Investment Trust
++  See Note 3 in Notes to Financial Statements.

(A) Variable Rate Security -- The rate reported on the Statement of Net Assets is the rate in effect as of September 30, 2004.
(B) This security or a partial position of this security is on loan at September 30, 2004 (see Note 7). The total value of securities on loan at September 30, 2004 was $169,829,936.
(C) This security was purchased with cash collateral held from securities lending (see Note 7). The total value of such securities as of September 30, 2004 was $178,234,561.
(D) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total value of such securities as of September 30, 2004 was $203,763 and represented 0.02% of Net Assets.
(E) The rate reported is the effective yield at time of purchase.
ADR -- American Depositary Receipt
Cl  -- Class
NY  -- New York

The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          61

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

MID-CAP FUND

September 30, 2004
--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)*:

27.5%   Financials
16.5%   Consumer Discretionary
13.1%   Information Technology
 7.9%   Health Care
 7.5%   Utilities
 6.7%   Industrials
 6.3%   Short-Term Investments
 5.0%   Materials
 4.3%   Energy
 3.9%   Consumer Staples
 1.1%   Telecommunication Services
 0.2%   U.S. Treasury Obligations

*Percentages based on total investments.
-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------

COMMON STOCK -- 97.5%

CONSUMER DISCRETIONARY -- 19.8%
   Abercrombie & Fitch, Cl A                             2,900    $          91
   Advance Auto Parts*                                   4,100              141
   American Axle & Manufacturing Holdings                4,400              129
   AnnTaylor Stores*                                     1,300               31
   Autoliv                                              12,400              501
   Barnes & Noble (B)*                                  23,200              858
   Black & Decker                                        6,100              472
   Borders Group                                         6,300              156
   Brunswick (B)                                        16,100              737
   Claire's Stores                                      23,100              579
   Darden Restaurants                                   23,400              546
   Eastman Kodak (B)                                    30,600              986
   Federated Department Stores                          15,500              704
   Fortune Brands                                        4,200              311
   Hearst-Argyle Television                              7,500              183
   Hilton Hotels                                        11,200              211
   John Wiley & Sons, Cl A                               1,600               51
   Johnson Controls                                      9,700              551
   Lennar, Cl A                                            900               43
   Marriott International, Cl A                          2,300              120
   Nordstrom                                               600               23
   NVR*                                                  1,200              661
   Pacific Sunwear of California                         1,300               27
   Polaris Industries                                      500               28
   Reader's Digest Association                           3,800               56
   Regal Entertainment Group, Cl A (B)                   4,500               86
   Rent-A-Center*                                        9,750              252
   Sherwin-Williams                                     14,100              620
   Stanley Works                                        16,300              693
   Whirlpool                                            13,100              787
                                                                  -------------
                                                                         10,634
                                                                  -------------

CONSUMER STAPLES -- 4.7%
   Energizer Holdings*                                   6,000              277
   Loews--Carolina Group                                20,600              502

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Pepsi Bottling Group                                  3,200    $          87
   Pilgrim's Pride (B)                                  20,500              555
   Supervalu (B)                                        22,300              614
   Tyson Foods, Cl A                                    29,200              468
                                                                  -------------
                                                                          2,503
                                                                  -------------

ENERGY -- 5.2%
   Baker Hughes                                          4,900              214
   BJ Services (B)*                                      3,100              162
   Chesapeake Energy                                     6,600              104
   FMC Technologies*                                     1,500               50
   Marathon Oil                                         16,000              660
   Newfield Exploration*                                 4,600              282
   Noble Energy                                            800               47
   Sunoco (B)                                           13,200              977
   Valero Energy                                         3,400              273
                                                                  -------------
                                                                          2,769
                                                                  -------------

FINANCIALS -- 18.3%
   Archstone-Smith Trust+                                  300               10
   Bank of Hawaii                                       16,100              761
   BlackRock, Cl A                                       3,800              279
   Boston Properties+                                   10,600              587
   Chicago Mercantile Exchange (B)                       2,700              436
   City National                                        12,100              786
   Commerce Bancorp (B)                                 12,100              668
   E*Trade Financial*                                    9,500              109
   First Horizon National                                6,000              260
   HCC Insurance Holdings                               13,400              404
   Hibernia, Cl A                                        3,100               82
   Host Marriott+*                                         600                8
   HRPT Properties Trust+                               32,500              357
   Independence Community Bank                           2,700              105
   Loews                                                 9,100              532
   Mercury General                                       6,800              360
   Mills+ (B)                                           11,700              607
   Nationwide Financial Services, Cl A                  11,200              393
   Providian Financial*                                 27,100              421
   Raymond James Financial                              19,900              480
   Safeco (B)                                            8,500              388
   Simon Property Group                                  1,000               54
   SL Green Realty+                                     12,500              648
   Thornburg Mortgage (B)+                               3,000               87
   Trizec Properties+                                   18,100              289
   UnionBanCal                                          11,100              657
   WR Berkley (B)                                        1,500               63
                                                                  -------------
                                                                          9,831
                                                                  -------------

HEALTH CARE -- 9.6%
   Affymetrix (B)*                                       4,500              138
   AmerisourceBergen (B)                                12,500              671
   Andrx*                                               11,200              250



--------------------------------------------------------------------------------
62          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Applera--Applied Biosystems Group                     9,300    $         176
   Bausch & Lomb (B)                                     1,600              106
   Cephalon*                                             3,200              153
   Cigna                                                13,800              961
   Coventry Health Care*                                   600               32
   Dade Behring Holdings*                               10,200              568
   DaVita*                                              12,950              403
   Eyetech Pharmaceuticals*                              3,200              109
   Gen-Probe*                                            3,600              144
   Genzyme*                                              2,000              109
   Hillenbrand Industries                                5,500              278
   Hospira*                                              1,800               55
   ICOS (B)*                                               600               15
   ImClone Systems*                                      1,400               74
   Invitrogen (B)*                                       2,000              110
   Lincare Holdings (B)*                                15,600              463
   Millipore (B)*                                        3,000              144
   Pacificare Health Systems*                              300               11
   Par Pharmaceutical*                                   1,600               58
   PerkinElmer                                           6,000              103
                                                                  -------------
                                                                          5,131
                                                                  -------------

INDUSTRIALS -- 7.8%
   Brink's                                               2,400               72
   Burlington Northern Santa Fe                          1,000               38
   Cummins                                               5,400              399
   Deluxe                                                1,000               41
   Eaton                                                15,100              957
   Hubbell, Cl B                                         7,800              350
   JB Hunt Transport Services                            8,500              316
   Lafarge North America                                 8,200              385
   Norfolk Southern                                        100                3
   Pitney Bowes                                         16,700              736
   Ryder System (B)                                     18,400              866
                                                                  -------------
                                                                          4,163
                                                                  -------------

INFORMATION TECHNOLOGY -- 15.7%
   Acxiom                                                7,100              169
   Adobe Systems                                         5,900              292
   Advanced Micro Devices (B)*                           2,300               30
   Amphenol, Cl A*                                      12,300              421
   Arrow Electronics*                                    9,000              203
   Checkfree*                                           11,000              304
   Citrix Systems*                                      27,100              475
   Computer Sciences*                                   19,800              933
   Convergys*                                            2,300               31
   Cypress Semiconductor (B)*                           15,600              138
   Fairchild Semiconductor International*                1,800               26
   Harris                                                5,900              324
   Intuit*                                               4,600              209

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Jack Henry & Associates                               8,200    $         154
   Lam Research*                                        21,400              468
   Lexmark International, Cl A*                            600               50
   MEMC Electronic Materials*                           51,500              437
   National Semiconductor*                              13,400              208
   NetFlix (B)*                                          1,100               17
   Sabre Holdings, Cl A                                 36,300              890
   Sanmina-SCI*                                         53,300              376
   Scientific-Atlanta                                    1,300               34
   Storage Technology (B)*                               5,400              136
   Symantec (B)*                                         3,300              181
   Synopsys*                                             2,100               33
   Tech Data*                                            6,600              254
   Unisys*                                              22,100              228
   VeriSign (B)*                                        21,100              420
   Xerox (B)*                                           71,900            1,012
                                                                  -------------
                                                                          8,453
                                                                  -------------

MATERIALS -- 6.0%
   Ball                                                  9,700              363
   Eastman Chemical                                      4,100              195
   Georgia-Pacific                                      12,600              453
   Louisiana-Pacific                                     8,100              210
   Monsanto                                              4,500              164
   Phelps Dodge                                         11,000            1,012
   Temple-Inland                                         6,000              403
   United States Steel                                  11,900              448
                                                                  -------------
                                                                          3,248
                                                                  -------------

TELECOMMUNICATION SERVICES -- 1.3%
   CenturyTel                                           16,900              579
   West*                                                 2,100               61
   Western Wireless*                                     2,700               69
                                                                  -------------
                                                                            709
                                                                  -------------

UTILITIES -- 9.1%
   AES (B)*                                             24,600              246
   Constellation Energy Group                            6,500              259
   Edison International                                 33,800              896
   Great Plains Energy                                  16,500              481
   KeySpan (B)                                           9,600              376
   National Fuel Gas                                    20,200              572
   Sempra Energy                                        19,224              696
   TXU                                                  23,300            1,116
   Xcel Energy                                          12,800              222
                                                                  -------------
                                                                          4,864
                                                                  -------------

Total Common Stock
   (Cost $47,298) ($ Thousands)                                          52,305
                                                                  -------------



--------------------------------------------------------------------------------
SEI INSTITUTIONAL MANAGED TRUST / ANNUAL REPORT / SEPTEMBER 30, 2004          63

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

Mid-Cap Fund (Concluded)

September 30, 2004

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (C) -- 11.0%

FINANCIALS -- 10.7%
   Allstate Life Global Funding (E)
        1.750%, 10/14/05                         $          71    $          71
   Belford Funding (E)
        1.811%, 02/02/05                                   285              285
   Blue Heron Funding (E)
        1.870%, 02/23/05                                   285              285
        1.857%, 03/18/05                                   128              128
   Bradford & Bingley (E)
        1.732%, 01/07/05                                   180              179
   CCN Bluegrass (E)
        1.891%, 08/18/05                                   214              214
   CIT Group (E)
        1.870%, 12/01/04                                   171              171
   Commodore (E)
        1.970%, 12/12/38                                    86               86
   Countrywide Home Loans (E)
        2.030%, 06/23/05                                   114              114
        1.850%, 08/26/05                                    86               86
        1.830%, 02/23/05                                    83               83
        1.820%, 05/20/05                                    57               57
   Davis Square Funding (E)
        1.726%, 04/06/05                                   143              143
        1.726%, 05/06/05                                   142              142
   Drivetime Auto Owner Trust
        1.640%, 07/15/05                                    53               53
   Duke Funding (E)
        1.650%, 04/08/05                                   142              142
   Five Finance (E)
        1.838%, 09/22/05                                   405              404
   Harrier Finance Funding (E)
        1.887%, 06/15/05                                   248              248
   Harwood (E)
        1.870%, 09/20/05                                   362              362
   Irish Life & Permanent (E)
        1.837%, 10/21/05                                   265              265
   Lakeside Funding (E)
        1.790%, 10/08/04                                   262              262
   Liberty Light US Capital (E)
        1.737%, 02/09/05                                   142              142
        1.735%, 01/14/05                                   142              142
   Morgan Stanley (E)
        1.696%, 10/04/05                                    57               57
   Orchid Structured Finance (E)
        1.820%, 11/18/04                                   186              186
   Pacific Life Global Funding (E)
        1.740%, 10/13/05                                   214              214
   RMAC (E)
        1.840%, 06/12/05                                   128              128
   Saturn Ventures (E)
        1.644%, 02/07/05                                   142              142

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Sigma Finance (E)
        1.649%, 01/04/05                         $         171    $         171
        1.630%, 11/01/04                                    85               86
   U.S. Trust (E)
        1.865%, 09/12/05                                   285              285
   Washington Mutual Bank
        1.730%, 08/18/05                                   285              285
   White Pine Finance (E)
        1.756%, 03/11/05                                    71               71
   Whitehawk Funding (E)
        1.741%, 06/15/05                                    71               71
                                                                  -------------
                                                                          5,760
                                                                  -------------

INDUSTRIALS -- 0.3%
   Caterpillar (E)
        1.701%, 07/11/05                                   143              143
                                                                  -------------

Total Corporate Obligations
   (Cost $5,903) ($ Thousands)                                            5,903
                                                                  -------------

COMMERCIAL PAPER (C) (D) -- 4.0%

FINANCIALS -- 4.0%
   Atlantis One Funding
        1.312%, 11/02/04                                   142              142
   Altamira Funding
        1.902%, 10/25/04                                   142              142
   CIT Group
        1.212%, 11/22/04                                   103              102
        1.181%, 10/25/04                                    77               78
   Golden Fish
        1.902%, 10/22/04                                   107              107
        1.892%, 10/18/04                                   123              123
   Harrier Finance Funding
        1.885%, 11/22/04                                     1                1
   Household Finance
        1.900%, 10/04/04                                   427              427
   Mitten
        1.920%, 10/01/04                                   285              285
   Stanley Works
        1.925%, 11/17/04                                   142              142
   Tannehill Capital
        1.300%, 10/06/04                                   180              180
   Times Mirror
        1.915%, 11/15/04                                   285              284
        1.810%, 10/06/04                                   142              143
                                                                  -------------

Total Commercial Paper
   (Cost $2,156) ($ Thousands)                                            2,156
                                                                  -------------



--------------------------------------------------------------------------------
64          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                            Shares/Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
CASH EQUIVALENTS -- 2.9%
   AIM Investco Treasurer's Money
     Market Reserve Fund (C)                            71,231    $          71
   Bear Stearns Master Notes (C)                       284,922              285
   SEI Daily Income Trust, Prime
     Obligation Fund, Cl A++                         1,211,031            1,211
                                                                  -------------

Total Cash Equivalents
   (Cost $1,567) ($ Thousands)                                            1,567
                                                                  -------------

U.S. TREASURY OBLIGATION -- 0.3%
   U.S. Treasury Bills (A)
        1.657%, 12/23/04                         $         120              119
                                                                  -------------

Total U.S. Treasury Obligation
   (Cost $119) ($ Thousands)                                                119
                                                                  -------------

REPURCHASE AGREEMENTS (C) -- 4.7%
   Barclays
     1.870%, dated 09/30/04, to be
     repurchased on 10/01/04, repurchase
     price $2,396,775 (collateralized by
     various U.S. Government Obligations,
     ranging in par value $4,488-
     $142,603, 0.000%-6.625%,
     11/12/04-11/15/30; with total
     market value $2,444,584)                            2,397            2,397
   Lehman Brothers
     1.870%, dated 09/30/04, to be
     repurchased on 10/01/04,
     repurchase price $131,071
     (collateralized by various
     U.S. Government Obligations,
     ranging in par value $17,594-
     $55,873, 3.500%-6.250%,
     07/20/07-07/15/32; with total
     market value $133,688)                                131              131
                                                                  -------------

Total Repurchase Agreements
   (Cost $2,528) ($ Thousands)                                            2,528
                                                                  -------------

Total Investments -- 120.4%
   (Cost $59,571) ($ Thousands)                                          64,578
                                                                  -------------

OTHER ASSETS AND LIABILITIES -- (20.4)%
Payable Upon Return on Securities Loaned                                (10,943)
Investment Advisory Fees Payable                                            (17)
Administration Fees Payable                                                 (15)
Shareholder Servicing Fees Payable                                           (9)
Other Assets and Liabilities, Net                                            48
                                                                  -------------
Total Other Assets and Liabilities                                      (10,936)
                                                                  -------------
Net Assets -- 100%                                                $      53,642
                                                                  =============

-------------------------------------------------------------------------------
                                                                          Value
Description                                                       ($ Thousands)
-------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital
   (unlimited authorization -- no par value)                      $      43,386
Accumulated net realized gain on investments
   and futures contracts                                                  5,246
Net unrealized appreciation on investments                                5,007
Net unrealized appreciation on futures contracts                              3
                                                                  -------------
Net Assets -- 100.0%                                              $      53,642
                                                                  =============

Net Asset Value, Offering and Redemption
   Price Per Share -- Class A
   ($53,641,745 / 3,007,608 shares)                               $       17.84
                                                                  =============

*   Non-income producing security.
+   Real Estate Investment Trust
++  See Note 3 in Notes to Financial Statements.
(A) Security, or portion thereof, has been pledged as collateral on open futures contracts. The rate reported is the effective yield at time of purchase.
(B) This security or a partial position of this security is on loan at September 30, 2004 (see Note 7). The total value of securities on loan at September 30, 2004 was $10,673,797.
(C) This security was purchased with cash collateral held from securities lending (see Note 7). The total value of such securities as of September 30, 2004 was $10,942,925.
(D) The rate reported is the effective yield at time of purchase.
(E) Variable Rate Security -- The rate reported on the Statement of Net Assets is the rate in effect as of September 30, 2004.
Cl  -- Class

The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          65

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

Real Estate Fund

September 30, 2004

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)*:

88.7%   Financials
 7.9%   Consumer Discretionary
 2.1%   Short-Term Investments
 1.0%   Exchange Traded Fund
 0.3%   Health Care

*Percentages based on total investments.
-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
COMMON STOCK -- 96.7%

CONSUMER DISCRETIONARY -- 7.9%
   Fairmont Hotels & Resorts                            24,300    $         664
   Hilton Hotels                                         4,600               87
   Interstate Hotels & Resorts*                          9,300               38
   La Quinta*                                            4,700               36
   Standard-Pacific                                      1,700               96
   Starwood Hotels & Resorts Worldwide                  39,900            1,852
                                                                  -------------
                                                                          2,773
                                                                  -------------

FINANCIALS -- 88.5%
   Acadia Realty Trust+                                 12,000              177
   AMB Property+                                        48,900            1,810
   Apartment Investment & Management,
     Cl A                                               20,500              713
   Arbor Realty Trust+*                                  5,300              118
   Archstone-Smith Trust+                               21,850              691
   AvalonBay Communities+                               18,600            1,120
   Boston Properties+                                   19,100            1,058
   Brandywine Realty Trust+                             15,000              427
   Camden Property Trust+                               21,550              996
   CB Richard Ellis Group, Cl A*                        11,600              268
   Corporate Office Properties Trust+                   28,300              725
   Equity Residential                                   32,400            1,004
   Essex Property Trust+                                 4,900              352
   Federal Realty Investment Trust+                     19,000              836
   First Potomac Realty Trust+                           4,900              101
   Gables Residential Trust+                            10,500              359
   General Growth Properties+                           37,900            1,175
   Host Marriott+*                                     107,200            1,504
   iStar Financial+                                     24,500            1,010
   Kimco Realty+                                        25,900            1,329
   Liberty Property Trust+                              10,600              422
   LNR Property                                          4,800              297
   Macerich+                                            19,200            1,023
   Mack-Cali Realty+                                    17,500              775
   Medical Properties Trust+*                           11,400              114
   New Plan Excel Realty Trust+                         13,500              338
   Pan Pacific Retail Properties+                        3,200              173
   Post Properties+                                     11,250              336
   Prologis                                             31,900            1,124
   PS Business Parks+                                   10,800              430

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Public Storage+                                      33,250    $       1,648
   RAIT Investment Trust+                                2,400               66
   Realty Income+                                        2,800              126
   Reckson Associates Realty+                           23,750              683
   Regency Centers+                                     30,400            1,413
   Rouse+                                                5,300              355
   Saul Centers+                                         5,500              181
   Shurgard Storage Centers, Cl A+                      12,300              477
   Simon Property Group                                 39,750            2,132
   SL Green Realty+                                     18,700              969
   Strategic Hotel Capital+                             12,000              162
   Taubman Centers+                                     10,750              278
   Ventas+                                              24,200              627
   Vornado Realty Trust+                                 8,800              552
   Weingarten Realty Investors+                         16,000              528
                                                                  -------------
                                                                         31,002
                                                                  -------------

HEALTH CARE -- 0.3%
   Diamondrock Hospitality*                              9,800               98
                                                                  -------------

Total Common Stock
   (Cost $31,513) ($ Thousands)                                          33,873
                                                                  -------------

EXCHANGE TRADED FUND -- 1.0%
   iShares Cohen & Steers Realty
     Majors Index Fund*                                  3,000              356
                                                                  -------------

Total Exchange Trade Fund
   (Cost $351) ($ Thousands)                                                356
                                                                  -------------

CASH EQUIVALENT -- 2.1%
   SEI Daily Income Trust, Prime
     Obligation Fund, Cl A++                           719,341              719
                                                                  -------------

Total Cash Equivalent
   (Cost $719) ($ Thousands)                                                719
                                                                  -------------

Total Investments -- 99.8%
   (Cost $32,583) ($ Thousands)                                          34,948
                                                                  -------------

OTHER ASSETS AND LIABILITIES -- 0.2%
Investment Advisory Fees Payable                                            (17)
Administration Fees Payable                                                 (10)
Shareholder Servicing Fees Payable                                           (5)
Other Assets and Liabilities, Net                                            92
                                                                  -------------
Total Other Assets and Liabilities                                           60
                                                                  -------------
Net Assets -- 100%                                                $      35,008
                                                                  =============



--------------------------------------------------------------------------------
66          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                          Value
Description                                                       ($ Thousands)
-------------------------------------------------------------------------------
NET ASSETS:
Paid-in-Capital
   (unlimited authorization-- no par value)                       $      32,078
Undistributed net investment income                                         103
Accumulated net realized gain on investments                                461
Net unrealized appreciation on investments                                2,366
                                                                  -------------
Net Assets-- 100.0%                                               $      35,008
                                                                  =============

Net Asset Value, Offering and Redemption
   Price Per Share -- Class A
   ($35,007,717 / 2,943,423 shares)                               $       11.89
                                                                  =============

*   Non-income producing security.
+   Real Estate Investment Trust
++  See Note 3 in Notes to Financial Statements.
Cl  -- Class

The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          67

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund

September 30, 2004

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)*:

26.0%   Corporate Obligations
17.0%   U.S. Government Mortgage-Backed Obligations
14.8%   U.S. Treasury Obligations
13.8%   Asset-Backed Securities
13.7%   U.S. Government Agency Obligations
10.3%   Short-Term Investments
 4.3%   Commercial Paper
 0.1%   Municipal Bond
 0.0%   Certificates of Deposit
 0.0%   Common Stock

*Percentages based on total investments.
-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 33.5%

CONSUMER DISCRETIONARY -- 2.1%
   British Sky Broadcasting
        8.200%, 07/15/09                         $       1,245    $       1,450
   COX Communications
        7.875%, 08/15/09                                   750              837
        7.125%, 10/01/12                                   825              895
        5.500%, 10/01/15                                   155              148
        4.625%, 06/01/13                                   430              397
   Comcast
        7.050%, 03/15/33 (K)                               350              384
        6.500%, 01/15/15                                 1,475            1,593
        5.500%, 03/15/11                                 2,035            2,121
   Comcast Cable Communications
        8.375%, 03/15/13                                 2,450            2,967
        6.750%, 01/30/11                                 7,430            8,241
        6.375%, 01/30/06                                   720              750
   Continental Cablevision
        9.000%, 09/01/08                                 1,150            1,348
        8.300%, 05/15/06                                   985            1,062
   DaimlerChrysler
        7.450%, 03/01/27                                   515              564
        7.300%, 01/15/12                                 1,400            1,590
        6.500%, 11/15/13                                 4,710            5,110
        4.050%, 06/04/08                                   265              267
        2.343%, 09/10/07 (A)                             1,000            1,001
   Ford Motor
        9.215%, 09/15/21 (K)                             1,000            1,133
        7.450%, 07/16/31 (K)                             1,335            1,308
        6.375%, 02/01/29                                 9,250            8,129
   General Motors (K)
        8.375%, 07/15/33                                 4,330            4,598
   Liberty Media
        7.875%, 07/15/09                                   615              687
        5.700%, 05/15/13 (K)                               995              984
        3.380%, 09/17/06 (A)                             7,035            7,110

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   News America
        7.300%, 04/30/28                         $         550    $         621
        7.280%, 06/30/28                                   650              732
        7.125%, 04/08/28                                   375              415
   News America Holdings
        7.750%, 01/20/24                                   595              695
   TCI Communications
        7.875%, 02/15/26                                 2,335            2,741
   TCI Communications MTN
        8.350%, 02/15/05                                 2,475            2,526
   Target
        6.350%, 01/15/11                                 1,320            1,471
        5.875%, 03/01/12                                 3,560            3,875
   Time Warner
        9.150%, 02/01/23                                 1,805            2,326
        8.375%, 07/15/33                                   950            1,163
        8.180%, 08/15/07                                   450              503
        7.700%, 05/01/32                                 6,115            7,111
        7.570%, 02/01/24                                   170              192
        6.875%, 05/01/12                                 1,690            1,886
        6.625%, 05/15/29                                 1,805            1,861
   Viacom (A)
        5.625%, 08/15/12                                   895              938
   Yum! Brands
        7.700%, 07/01/12                                   835              992
                                                                  -------------
                                                                         84,722
                                                                  -------------

CONSUMER STAPLES -- 1.0%
   Albertsons
        8.000%, 05/01/31                                   425              513
   Altria Group
        7.750%, 01/15/27 (K)                             5,145            5,435
        7.000%, 11/04/13                                 3,880            4,048
   Diageo Capital PLC
        3.375%, 03/20/08                                   530              528
   Duty Free International (F) (H) (J)
        7.000%, 07/15/04                                 2,451               25
   General Mills
        6.000%, 02/15/12                                 1,495            1,610
        5.125%, 02/15/07                                 1,325            1,380
   Kellogg, Ser B
        6.600%, 04/01/11                                 1,660            1,869
   Kraft Foods
        6.250%, 06/01/12                                   205              224
        5.625%, 11/01/11                                 1,425            1,505
   Kroger
        7.500%, 04/01/31                                   465              540



--------------------------------------------------------------------------------
68          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Nabisco
        7.550%, 06/15/15                         $       3,565    $       4,265
        6.375%, 02/01/05                                 4,130            4,171
   Philip Morris Capital
        7.500%, 07/16/09                                 1,750            1,836
   RJ Reynolds Tobacco Holdings,
     Ser B (K)
        7.750%, 05/15/06                                 7,230            7,519
   Safeway
        4.950%, 08/16/10                                   660              670
   Sara Lee
        6.250%, 09/15/11                                 1,215            1,350
        3.875%, 06/15/13                                   775              729
   Secured Finance
        9.050%, 12/15/04                                 2,505            2,532
                                                                  -------------
                                                                         40,749
                                                                  -------------

ENERGY -- 1.5%
   Alberta Energy
        7.375%, 11/01/31                                   805              953
   Anadarko Finance, Ser B
        7.500%, 05/01/31                                   705              862
        6.750%, 05/01/11                                 2,510            2,843
   Apache
        6.250%, 04/15/12                                 1,385            1,552
   Centerpoint Energy Resources, Ser B
        7.875%, 04/01/13                                   505              595
   Conoco
        6.950%, 04/15/29                                 4,060            4,684
   Conoco Funding
        7.250%, 10/15/31                                   530              635
        6.350%, 10/15/11                                 2,290            2,554
   ConocoPhillips
        5.900%, 10/15/32                                   900              922
        4.750%, 10/15/12                                 4,910            4,979
   Consolidated Natural Gas, Ser A
        5.000%, 03/01/14                                   650              650
   Devon Energy
        7.950%, 04/15/32                                 2,425            3,008
   Devon Financing
        7.875%, 09/30/31                                   445              546
        6.875%, 09/30/11 (K)                             1,915            2,161
   El Paso
        6.950%, 06/01/28                                 6,750            5,434
   El Paso MTN
        7.800%, 08/01/31                                 2,280            2,001
        7.750%, 01/15/32 (K)                             5,075            4,428
   Encana
        6.500%, 08/15/34                                 1,000            1,069
        4.750%, 10/15/13                                 1,440            1,424

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Enterprise Products (B)
        4.000%, 10/15/07                         $         850    $         855
   Enterprise Products Operations (B)
        5.600%, 10/15/14                                 1,050            1,058
   Enterprise Products Operations, Ser B
        6.875%, 03/01/33                                   895              920
   Kerr-Mcgee
        7.875%, 09/15/31                                   840              993
        6.950%, 07/01/24                                   845              901
   Pioneer Natural Resources
        5.875%, 07/15/16                                   665              694
   Statoil (B)
        5.125%, 04/30/14                                 1,430            1,466
   Tosco
        8.125%, 02/15/30                                   400              522
   Valero Energy
        6.875%, 04/15/12                                   865              974
   Vastar Resources
        6.500%, 04/01/09                                 3,490            3,870
   XTO Energy
        7.500%, 04/15/12                                 1,540            1,809
   YPF Sociedad Anonima MTN, Ser A
        7.750%, 08/27/07                                 5,000            5,363
                                                                  -------------
                                                                         60,725
                                                                  -------------

FINANCIALS -- 20.4%
   ASIF Global Finance (B)
        3.900%, 10/22/08                                 4,435            4,471
   Allstate Life Global Funding (A) (L)
        1.750%, 10/14/05                                 5,625            5,625
   American Express
        4.750%, 06/17/09                                   590              612
        4.375%, 07/30/09                                 1,325            1,354
   American General Capital
        8.500%, 07/01/30                                   600              802
   Arch Capital Group
        7.350%, 05/01/34                                 5,000            5,178
   Archstone-Smith Operating Trust
        5.625%, 08/15/14                                   150              155
   Aspen Insurance Holdings (B)
        6.000%, 08/15/14                                   850              856
   Associates
        6.250%, 11/01/08                                 1,005            1,102
   Banc One
        7.875%, 08/01/10                                 3,525            4,160
        6.000%, 08/01/08                                   745              806
        2.625%, 06/30/08                                 3,200            3,086
   Bank One Texas
        6.250%, 02/15/08                                   575              622



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          69

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

September 30, 2004

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Bank of America
        7.400%, 01/15/11 (K)                     $       3,155    $       3,677
        6.250%, 04/15/12                                 4,915            5,433
        5.875%, 02/15/09                                 2,205            2,387
        5.375%, 06/15/14                                   485              504
        5.250%, 02/01/07                                   800              838
        5.250%, 12/01/15                                 1,035            1,052
        3.875%, 01/15/08                                   475              482
        3.375%, 02/17/09                                 1,510            1,486
        3.250%, 08/15/08                                 1,400            1,382
   BankBoston
        6.375%, 03/25/08                                   250              272
        6.375%, 04/15/08                                   515              561
   BankAmerica Capital (A)
        2.170%, 01/15/27                                 1,800            1,737
   Barclays Bank PLC (B)
        8.550%, 09/29/49                                 2,950            3,613
   Belford Funding (A) (L)
        1.811%, 02/02/05                                22,500           22,500
   Berkshire Hathaway (B) (K)
        3.400%, 07/02/07                                 1,555            1,561
   Blue Heron Funding (A) (L)
        1.870%, 02/23/05                                22,500           22,500
        1.857%, 03/18/05                                10,125           10,125
   Boeing Capital
        6.500%, 02/15/12                                   465              521
        6.100%, 03/01/11                                 1,175            1,286
        5.800%, 01/15/13                                   425              456
   Bradford & Bingley (A) (L)
        1.732%, 01/07/05                                14,175           14,170
   CA Preferred Fund Trust
        7.000%, 01/29/49                                 1,000            1,037
   CCN Bluegrass (A) (L)
        1.891%, 08/18/05                                16,875           16,875
   CIT Group (A) (L)
        1.870%, 12/01/04                                13,500           13,500
   Capital One Bank
        6.700%, 05/15/08                                 1,830            2,006
        4.875%, 05/15/08                                 5,699            5,903
   Chase Capital Funding, Ser C (A)
        2.340%, 03/01/27                                 1,000              950
   Chase Capital, Ser B (A)
        2.194%, 02/01/27                                 1,000              945
   Citicorp
        7.200%, 06/15/07                                 1,200            1,320
   Citigroup
        6.500%, 01/18/11                                 1,205            1,352
        6.200%, 03/15/09                                   400              438
        6.000%, 02/21/12                                   430              473
        5.625%, 08/27/12                                 2,745            2,934
        5.500%, 08/09/06                                 1,210            1,265

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
        5.000%, 03/06/07                         $       1,215    $       1,268
        5.000%, 09/15/14 (B)                             4,745            4,751
        3.500%, 02/01/08                                 4,910            4,922
        2.000%, 06/09/09 (A)                             2,675            2,676
   Citigroup Global Markets
        6.500%, 02/15/08                                   820              897
   Colonial Realty MTN
        6.980%, 09/26/05                                 7,200            7,443
   Commodore (A) (L)
        1.970%, 12/12/38                                 6,750            6,750
   Countrywide Home Loan, Ser L, MTN
        2.875%, 02/15/07                                 3,320            3,284
   Countrywide Home Loans (A) (L)
        2.030%, 06/23/05                                 9,000            8,999
        1.850%, 08/26/05                                 6,750            6,750
        1.830%, 02/23/05                                 6,525            6,525
        1.820%, 05/20/05                                 4,500            4,500
   Credit Suisse First Boston USA
        4.625%, 01/15/08                                 2,800            2,892
   Danske Bank (A)
        5.914%, 12/29/49                                 5,150            5,417
   Davis Square Funding (A) (L)
        1.726%, 04/06/05                                11,250           11,250
        1.726%, 05/06/05                                11,250           11,250
   Developers Diversified Realty MTN
        7.000%, 03/19/07                                 1,300            1,402
   Drivetime Auto Owner Trust (L)
        1.640%, 07/15/05                                 4,177            4,177
   Dryden Investor Trust (B) (J)
        7.157%, 07/23/08                                 5,581            5,976
   Duke Funding (A) (L)
        1.650%, 04/08/05                                11,250           11,250
   EOP Operating
        7.250%, 06/15/28                                   755              820
        4.750%, 03/15/14                                 3,410            3,290
   Equity One
        3.875%, 04/15/09                                   580              564
   Farmers Exchange Capital (B)
        7.200%, 07/15/48                                 1,465            1,483
        7.050%, 07/15/28                                 4,434            4,506
   Farmers Insurance Exchange (B)
        8.625%, 05/01/24                                 5,717            6,753
   Five Finance (A) (L)
        1.838%, 09/22/05                                31,951           31,936
   Ford Motor Credit
        7.875%, 06/15/10 (K)                             9,690           10,808
        7.375%, 10/28/09                                   420              460
        7.250%, 10/25/11                                 8,239            8,916
        7.000%, 10/01/13                                   585              619
        6.875%, 02/01/06                                 3,635            3,804
        3.535%, 10/25/04 (A)                             1,375            1,376



--------------------------------------------------------------------------------
70          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Ford Motor Credit MTN
        9.140%, 12/30/14                         $       1,000    $       1,014
   GE Capital Franchise MTN
        6.860%, 06/15/07                                 1,850            2,037
   General Electric Capital
        3.500%, 05/01/08                                 2,390            2,392
   General Electric Capital MTN
        3.250%, 06/15/09                                 1,945            1,899
   General Electric Capital MTN, Ser A
        6.000%, 06/15/12                                   150              165
        5.875%, 02/15/12                                 2,200            2,388
        5.450%, 01/15/13                                   180              191
        4.750%, 09/15/14                                 1,300            1,292
        3.450%, 07/16/07                                 9,420            9,469
        1.762%, 07/28/08 (A)                             4,325            4,318
   General Motors Acceptance
        8.000%, 11/01/31 (K)                             8,512            8,810
        7.250%, 03/02/11                                 3,520            3,758
        6.875%, 09/15/11                                12,850           13,480
        6.125%, 09/15/06 (K)                               785              821
        6.125%, 02/01/07 (K)                               460              483
        5.625%, 05/15/09 (K)                             2,510            2,559
   Goldman Sachs Group
        6.875%, 01/15/11                                 3,775            4,263
        4.750%, 07/15/13                                   610              599
        4.540%, 06/25/34 (A)                            11,454           11,350
   HBOS Treasury Services PLC
        3.600%, 08/15/07                                 1,235            1,247
   HRPT Properties Trust
        6.250%, 08/15/16                                   805              833
   HSBC Bank USA
        4.625%, 04/01/14                                 1,525            1,495
        3.875%, 09/15/09                                 3,075            3,062
        1.980%, 09/21/07 (A)                             4,075            4,071
   Harrier Finance Funding (A) (L)
        1.887%, 06/15/05                                19,575           19,570
   Harwood (A) (L)
        1.870%, 09/20/05                                28,575           28,575
   Healthcare Realty Trust
        5.125%, 04/01/14                                 2,400            2,323
   Household Finance
        8.000%, 07/15/10                                 3,475            4,107
        7.000%, 05/15/12                                 2,280            2,609
        6.750%, 05/15/11                                   675              760
        6.400%, 06/17/08                                 2,730            2,979
        6.375%, 10/15/11                                 2,220            2,447
        6.375%, 11/27/12 (K)                             1,160            1,285
        5.875%, 02/01/09                                 2,870            3,092
        4.125%, 12/15/08                                 1,700            1,719
   Irish Life & Permanent (A) (L)
        1.837%, 10/21/05                                20,925           20,922
   Istar Financial
        4.875%, 01/15/09                                   280              281

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Istar Financial, Ser B
        5.700%, 03/01/14                         $         610    $         611
   JP Morgan Capital Trust II
        7.950%, 02/01/27                                   580              646
   JP Morgan Chase
        6.750%, 02/01/11                                 2,351            2,645
        6.625%, 03/15/12                                   800              898
        5.750%, 01/02/13                                 4,360            4,642
        5.250%, 05/30/07                                   400              420
        5.125%, 09/15/14                                 2,055            2,066
        4.000%, 02/01/08                                 1,390            1,411
        3.625%, 05/01/08                                 1,740            1,743
        3.500%, 03/15/09 (K)                               800              789
        2.160%, 10/02/09 (A)                             3,700            3,705
   Korea Development Bank
        4.250%, 11/13/07                                   755              769
   Lakeside Funding (A) (L)
        1.790%, 10/08/04                                20,700           20,700
   Lehman Brothers
        7.000%, 02/01/08                                 3,395            3,747
        6.500%, 04/15/08                                   695              758
   Liberty Light US Capital (A) (L)
        1.737%, 02/09/05                                11,250           11,249
        1.735%, 01/14/05                                11,250           11,250
   Loews
        7.000%, 10/15/23                                   850              863
   MBNA America Bank
        4.625%, 08/03/09                                   985            1,006
   Massmutual Global Funding II (B)
        2.550%, 07/15/08                                 1,200            1,163
   Merrill Lynch
        7.430%, 09/01/22                                    19               20
   Merrill Lynch MTN, Ser B
        3.375%, 09/14/07                                 2,100            2,099
   Merrill Lynch MTN, Ser C
        4.125%, 09/10/09                                   985              988
   Met Life Global Funding (B)
        4.750%, 06/20/07                                 1,100            1,140
        4.250%, 07/30/09                                   815              824
   Monumental Global Funding II (B)
        4.375%, 07/30/09                                 1,800            1,825
   Morgan Stanley
        5.300%, 03/01/13                                 1,630            1,671
        1.696%, 10/04/05 (A) (L)                         4,500            4,500
   NB Capital Trust IV
        8.250%, 04/15/27                                 4,500            5,183
   National City Bank
        3.300%, 05/15/07                                   750              753
        2.090%, 06/29/09 (A)                             1,975            1,973
   NationsBank Capital Trust (A)
        2.150%, 01/15/27                                 6,850            6,599



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          71

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

September 30, 2004

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Nationwide Bulding Society (B)
        3.500%, 07/31/07                         $       3,250    $       3,254
   Nationwide Mutual Insurance (B)
        6.600%, 04/15/34                                 1,590            1,582
   New York Life Global Funding (B)
        3.875%, 01/15/09                                 1,000            1,004
   Odyssey Re Holdings
        7.650%, 11/01/13                                 4,383            4,781
   Orchid Structured Finance (A) (L)
        1.820%, 11/18/04                                14,691           14,691
   PNC Funding
        5.250%, 11/15/15                                 1,040            1,056
   Pacific Life Global Funding (A) (L)
        1.740%, 10/13/05                                16,875           16,875
   Permanent Financing PLC, Ser 2A (A)
        4.200%, 06/10/07                                16,000           16,326
   Prime Property Funding (B)
        5.600%, 06/15/11                                 2,220            2,312
   Protective Life MTN
        3.700%, 11/24/08                                 1,800            1,804
   RBS Capital Trust B
        6.800%, 12/05/49                                 1,000            1,028
   RBS Capital Trust I (A)
        4.709%, 12/29/49                                   610              590
   RMAC (A) (L)
        1.840%, 06/12/05                                10,125           10,125
   Rabobank Capital (B)
        5.260%, 12/29/49                                   600              605
   Rosue (K)
        5.375%, 11/26/13                                   880              839
   Royal Bank of Scotland
        5.000%, 11/12/13                                   525              535
   Royal Bank of Scotland Group PLC,
     Ser 2
        8.817%, 03/31/49                                 5,505            5,670
   SLM MTN, Cl A,
        5.000%, 10/01/13                                 2,620            2,633
   Saturn Ventures (A) (L)
        1.644%, 02/07/05                                11,250           11,250
   Sigma Finance (A) (L)
        1.649%, 01/04/05                                13,500           13,499
        1.630%, 11/01/04                                 6,750            6,750
   Simon Property Group
        4.900%, 01/30/14                                   685              668
   SunTrust Bank
        3.625%, 10/15/07                                 2,385            2,398
        1.910%, 06/02/09 (A)                               925              925
   TIAA Global Markets (B)
        3.875%, 01/22/08                                 1,160            1,176
   Toyota Motor Credit
        5.500%, 12/15/08                                   120              128
   U.S. Trust (A) (L)
        1.865%, 09/12/05                                22,500           22,500

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   UBS Preferred Funding Trust I (A)
        8.622%, 10/29/49                         $         650    $         785
   US Bancorp MTN, Ser N
        3.950%, 08/23/07                                   395              401
        3.125%, 03/15/08                                 2,215            2,181
   US Bank
        2.870%, 02/01/07                                 1,295            1,286
        2.400%, 03/12/07                                 1,975            1,939
        2.040%, 10/01/07 (A)                             4,825            4,821
   Wachovia
        5.250%, 08/01/14                                 1,010            1,032
        3.625%, 02/17/09                                 3,060            3,036
   Washington Mutual Bank
        4.000%, 01/15/09                                 1,865            1,867
        1.730%, 08/18/05 (A) (L)                        22,500           22,500
   Wells Fargo (A)
        7.800%, 06/15/10                                   800              827
   Western & Southern Financial (B)
        5.750%, 07/15/33                                   135              130
   White Pine Finance (A) (L)
        1.756%, 03/11/05                                 5,625            5,624
   Whitehawk Funding (A) (L)
        1.741%, 06/15/05                                 5,625            5,625
   Zions Bancorporation
        6.000%, 09/15/15                                 1,170            1,243
                                                                  -------------
                                                                        831,706
                                                                  -------------

HEALTH CARE -- 0.4%
   Boston Scientific (K)
        5.450%, 06/15/14                                   780              817
   Bristol-Myers Squibb
        6.875%, 08/01/97                                   680              766
        5.750%, 10/01/11 (K)                             4,530            4,858
   HCA
        5.750%, 03/15/14                                 6,470            6,414
   Tenet Healthcare (K)
        7.375%, 02/01/13                                   336              316
   Wyeth
        6.950%, 03/15/11                                   605              673
        6.500%, 02/01/34 (K)                             1,365            1,397
                                                                  -------------
                                                                         15,241
                                                                  -------------

INDUSTRIALS -- 3.1%
   Air 2 US (B)
        8.027%, 10/01/19                                 3,830            3,199
   America West Airlines, Ser 99-1
        7.930%, 01/02/19                                10,173           11,193
   American Airlines, Ser 01-2 (K)
        7.858%, 10/01/11                                 3,000            2,982
   American Airlines, Ser 99-1 (K)
        7.024%, 10/15/09                                 4,630            4,550



--------------------------------------------------------------------------------
72          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Burlington North Santa Fe
        7.290%, 06/01/36                         $       1,560    $       1,870
        6.125%, 03/15/09                                    25               27
   Canadian National Railways
        7.375%, 10/15/31                                 1,630            1,973
   Caterpillar (A) (L)
        1.701%, 07/11/05                                11,250           11,250
   Citicorp Lease (B)
        7.220%, 06/15/05                                 5,544            5,725
   Continental Airlines, Ser 00-2
        7.707%, 04/02/21 (K)                             3,115            3,027
        7.487%, 10/02/10                                 1,730            1,686
   Continental Airlines, Ser 971A
        7.461%, 04/01/15                                   517              479
   Continental Airlines, Ser 974A (K)
        6.900%, 01/02/18                                 8,124            7,823
   Continental Airlines, Ser 99-1 (K)
        7.256%, 03/15/20                                   895              883
   Delta Airlines, Ser 02-1, Cl G-1 (K)
        6.718%, 01/02/23                                 7,429            7,634
   Delta Airlines, Ser 02-1, Cl G-2
        6.417%, 07/02/12                                 3,900            3,960
   Delta Airlines, Ser 2001-1, Cl A-2 (K)
        7.111%, 09/18/11                                   580              521
   Delta Airlines, Ser 2000-1, Cl A-2 (K)
        7.570%, 11/18/10                                 2,350            2,110
   Eastman Kodak (K)
        7.250%, 11/15/13                                   590              650
   Encana Holdings
        5.800%, 05/01/14                                   220              234
   Federal Express, Ser A3
        8.400%, 03/23/10                                   600              670
   General Electric
        5.000%, 02/01/13                                 1,100            1,131
   Litton Industries
        7.750%, 03/15/26                                   950            1,144
   Lockheed Martin
        8.500%, 12/01/29                                 4,045            5,350
   Norfolk Southern
        7.050%, 05/01/37                                 1,205            1,362
   Northrup Grumman
        4.079%, 11/16/06                                 1,400            1,422
   Northwest Airlines, Ser 2001-1,
      Cl A-1 (K)
        7.041%, 04/01/22                                 1,809            1,771
   Ohana Military, Ser 04I
        6.193%, 04/01/49                                 1,000            1,043
   Raytheon
        6.000%, 12/15/10                                    95              104
        5.500%, 11/15/12                                    55               58
        5.375%, 04/01/13                                   555              577
        4.500%, 11/15/07                                   700              723
   Systems 2001 Asset Trust (B)
        6.664%, 09/15/13                                 1,674            1,861

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Tyco International Group
        6.875%, 01/15/29 (K)                     $       6,310    $       7,071
        6.750%, 02/15/11                                 2,190            2,464
        6.375%, 10/15/11                                 8,335            9,218
        6.000%, 11/15/13                                   915              988
   US Airways, Ser CL B (H) (J)
        7.500%, 04/15/08                                 2,696               --
   United Airlines, Ser 00-2 (H) (J)
        7.811%, 10/01/09                                   982              238
   United Airlines, Ser A-3 (H) (J)
        8.390%, 01/21/11                                 1,466              596
   United Technology
        6.500%, 06/01/09                                 2,365            2,634
   Waste Management
        7.375%, 08/01/10                                 2,480            2,863
        7.125%, 12/15/17                                 8,305            9,540
        7.100%, 08/01/26                                 1,710            1,901
                                                                  -------------
                                                                        126,505
                                                                  -------------

INFORMATION TECHNOLOGY -- 0.1%
   Electronic Data Systems (K)
        7.125%, 10/15/09                                 3,100            3,329
                                                                  -------------

MATERIALS -- 0.2%
   International Paper
        5.500%, 01/15/14                                   700              717
   Lubrizol
        5.500%, 10/01/14                                   730              725
   MeadWestavaco
        6.850%, 04/01/12                                 1,480            1,649
   Weyerhaeuser
        7.375%, 03/15/32                                   920            1,056
        6.750%, 03/15/12 (K)                             3,060            3,431
                                                                  -------------
                                                                          7,578
                                                                  -------------

REGIONAL AGENCIES -- 1.2%
   Aid-Israel
        5.500%, 09/18/23                                 5,525            5,709
   Quebec Province
        5.000%, 07/17/09                                 1,060            1,114
   Russian Federation
        5.000%, 03/31/30                                12,500           12,054
   United Mexican States
        8.375%, 01/14/11                                 2,390            2,802
   United Mexican States MTN
        6.375%, 01/16/13                                 2,930            3,085
   United Mexican States MTN, Ser A
        8.000%, 09/24/22 (K)                             6,665            7,515
        7.500%, 04/08/33                                15,950           16,764
        6.750%, 09/27/34                                   455              437
                                                                  -------------
                                                                         49,480
                                                                  -------------



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          73

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

September 30, 2004

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 1.3%
   AT&T Wireless Services
        8.750%, 03/01/31                         $         335    $         440
        8.125%, 05/01/12                                 1,595            1,927
        7.350%, 03/01/06                                 2,536            2,693
   BellSouth
        6.550%, 06/15/34 (K)                               550              579
        4.200%, 09/15/09                                 1,950            1,961
   British Telecommunications PLC
        8.875%, 12/15/30                                    50               66
        8.375%, 12/15/10                                 1,250            1,507
   Deutsche Telekom International
        8.750%, 06/15/30                                 2,823            3,649
   France Telecom
        8.500%, 03/01/11                                 1,942            2,325
        7.950%, 03/01/06                                 1,390            1,485
   New England Telephone & Telegraph
        7.875%, 11/15/29                                 1,825            2,200
   New Jersey Bell Telephone
        7.850%, 11/15/29                                 1,135            1,365
   SBC Communications
        6.450%, 06/15/34                                   350              358
   Sprint Capital
        8.375%, 03/15/12                                 1,745            2,113
        7.625%, 01/30/11                                   815              942
        7.125%, 01/30/06                                 3,300            3,480
        6.000%, 01/15/07                                 1,830            1,937
        3.964%, 08/17/06 (D)                             6,625            6,811
   Telecom Italia Capital (B)
        6.000%, 09/30/34                                 1,575            1,538
        5.250%, 11/15/13                                 2,205            2,247
        4.950%, 09/30/14                                 1,705            1,684
   Telefonica Europe
        7.750%, 09/15/10                                   925            1,090
   Verizon Global Funding
        7.750%, 12/01/30                                 1,115            1,335
        7.250%, 12/01/10                                   855              986
        6.875%, 06/15/12                                 3,550            4,024
   Verizon Maryland, Ser A
        6.125%, 03/01/12                                   910              980
   Verizon New York, Cl A
        6.875%, 04/01/12                                   920            1,023
   Verizon Pennsylvania, Ser A
        5.650%, 11/15/11                                   525              554
   Vodafone Group
        5.000%, 12/16/13                                 2,095            2,123
                                                                  -------------
                                                                         53,422
                                                                  -------------

UTILITIES -- 2.2%
   American Electric Power, Ser C
        5.375%, 03/15/10                                   574              604
   Arizona Public Services
        8.000%, 12/30/15                                 3,740            4,245

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Centerpoint Energy, Ser B
        6.850%, 06/01/15                         $         360    $         389
   Cleveland Electric Illumination
        5.650%, 12/15/13                                   500              517
   Cogentrix Energy
        8.750%, 10/15/08                                 7,758            9,079
   Conectiv MTN, Ser A
        6.730%, 06/01/06                                 1,610            1,631
   Dominion Resources
        5.700%, 09/17/12 (K)                             5,070            5,331
        4.125%, 02/15/08                                   810              821
   Dominion Resources, Ser D
        5.125%, 12/15/09                                   900              932
   Duke Energy
        6.250%, 01/15/12                                 1,300            1,416
        5.625%, 11/30/12                                   730              765
   El Paso Electric, Ser E
        9.400%, 05/01/11                                 3,700            4,153
   Exelon
        6.750%, 05/01/11                                   410              458
   FPL Energy (B)
        6.639%, 06/20/23                                 7,220            7,571
   FirstEnergy, Ser A
        5.500%, 11/15/06                                 2,850            2,967
   FirstEnergy, Ser B
        6.450%, 11/15/11                                 1,510            1,647
   FirstEnergy, Ser C
        7.375%, 11/15/31                                 7,500            8,423
   Florida Power
        5.900%, 03/01/33                                   325              330
   Hydro-Quebec, Ser JL
        6.300%, 05/11/11                                 1,525            1,709
   Ohio Edison
        5.450%, 05/01/15                                   275              279
   Oncor Electric Delivery
        6.375%, 01/15/15                                   660              728
   Ontario Electricity Financial
        6.100%, 01/30/08                                 1,145            1,242
   Pacific Gas & Electric
        6.050%, 03/01/34                                 3,237            3,295
        2.300%, 04/03/06 (A)                             1,520            1,521
   Pinnacle West Capital (A)
        2.494%, 11/01/05                                 3,780            3,780
   Power Contract (B)
        5.200%, 02/01/06                                 4,914            4,984
   Progress Energy
        7.750%, 03/01/31                                   910            1,076
        7.000%, 10/30/31                                 1,295            1,408
   Public Service
        7.875%, 10/01/12                                   870            1,060
   SP Powerassets (B)
        5.000%, 10/22/13                                   150              152



--------------------------------------------------------------------------------
74          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Sonat
        7.625%, 07/15/11                         $       2,850    $       2,807
   Southern California Edison
        8.000%, 02/15/07                                 2,320            2,568
   TXU Energy
        7.000%, 03/15/13                                   780              881
        2.380%, 01/17/06 (A) (B)                         1,800            1,804
   Virginia Electric & Power, Ser A
        5.750%, 03/31/06                                 2,400            2,497
   Williams
        8.750%, 03/15/32                                 4,340            4,850
        7.750%, 06/15/31 (K)                             1,880            1,908
   Williams, Ser A
        7.500%, 01/15/31                                 1,490            1,498
                                                                  -------------
                                                                         91,326
                                                                  -------------

Total Corporate Obligations
   (Cost $1,326,301) ($ Thousands)                                    1,364,783
                                                                  -------------

U.S. GOVERNMENT MORTGAGE-BACKED
OBLIGATIONS -- 22.0%
   FHLMC
        9.000%, 12/01/05                                     8                8
        7.500%, 11/01/29 to 09/01/32                     8,245            8,843
        7.000%, 06/01/15 to 06/01/32                     9,800           10,392
        6.500%, 08/01/08 to 06/01/17                    11,459           12,128
        6.000%, 12/01/12 to 12/01/33                    13,569           14,139
        5.500%, 07/01/11 to 04/01/34                    35,109           36,005
        5.000%, 01/01/11 to 03/01/34                    79,358           79,871
        4.000%, 04/01/19 to 01/01/34                     6,979            6,405
   FHLMC TBA
        7.000%, 10/01/19                                 4,500            4,766
        6.000%, 10/01/19 to 10/14/34                     2,200            2,407
        5.000%, 10/14/34                                 2,900            2,871
        4.500%, 10/01/19                                 8,700            8,665
   FNMA
        9.000%, 07/01/07                                     1                1
        8.000%, 02/01/13 to 10/01/15                       692              732
        7.500%, 11/01/29 to 12/01/31                        16               18
        7.000%, 12/01/07 to 07/01/32                    13,543           14,351
        6.500%, 02/01/13 to 07/01/32                    12,878           13,589
        6.000%, 02/01/13 to 09/01/34                    28,226           29,395
        5.500%, 12/01/13 to 08/01/34                    97,221           99,378
        5.000%, 08/01/11 to 03/01/34                    50,713           50,441
        4.500%, 06/01/18 to 10/01/19                    12,644           12,662
        4.000%, 07/01/10 to 10/01/33                    16,196           15,878
   FNMA TBA
        8.000%, 10/15/33                                 1,000            1,081
        7.500%, 10/15/33                                 1,200            1,284
        6.500%, 10/14/34 to 10/25/34                    71,128           74,596
        6.000%, 10/20/19 to 12/01/34                    71,132           73,868
        5.500%, 11/01/33 to 10/14/34                       172              165
        5.000%, 10/01/19 to 12/25/34                    41,204           41,717
        4.000%, 10/01/19                                 6,500            6,333

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   GNMA
        8.000%, 11/15/29 to 09/15/31             $         978    $       1,068
        7.500%, 03/15/29 to 01/15/32                     1,923            2,072
        7.000%, 08/15/13 to 11/15/32                     3,383            3,612
        6.500%, 07/15/14 to 08/15/29                     6,932            7,359
        6.000%, 03/15/14 to 07/20/34                    37,072           38,629
        5.500%, 04/15/14 to 10/15/33                    15,875           16,315
        3.750%, 05/20/34                                 7,958            7,902
   GNMA TBA
        6.500%, 10/01/34 to 10/21/34                    64,300           67,776
        5.500%, 10/21/34                                16,700           16,982
        5.000%, 10/01/33                               113,000          112,364
                                                                  -------------

Total U.S. Government Mortgage-Backed Obligations
   (Cost $888,115) ($ Thousands)                                        896,068
                                                                  -------------

U.S. TREASURY OBLIGATIONS -- 19.0%
   U.S. Treasury Bonds
       12.000%, 08/15/13 (K)                             9,045           11,943
       10.375%, 11/15/12 (K)                            14,860           18,099
        8.875%, 08/15/17 (K)                             2,780            3,966
        8.750%, 05/15/17 (K)                            22,452           31,677
        8.500%, 02/15/20 (K)                             2,400            3,400
        8.125%, 08/15/19 (K)                            31,950           43,740
        7.125%, 02/15/23                                 6,632            8,455
        6.750%, 08/15/26 (K)                            11,185           13,892
        6.250%, 08/15/23                                 6,048            7,062
        6.125%, 11/15/27 (K)                            26,435           30,689
        6.000%, 02/15/26 (K)                            13,710           15,631
        5.500%, 08/15/28 (K)                             5,925            6,369
        5.375%, 02/15/31 (K)                           137,875          147,699
        4.250%, 01/15/10 (E) (K)                         4,323            5,017
        3.875%, 01/15/09 to 04/15/29 (E)                32,073           42,375
        3.625%, 04/15/28 (E) (K)                        11,793           14,963
        3.375%, 01/15/07 to 01/15/12 (E)                 2,447            2,636
        2.375%, 01/15/25 (E) (K)                        30,005           31,257
   U.S. Treasury Notes
        4.750%, 05/15/14 (K)                             2,300            2,414
        4.375%, 08/15/12 (K)                             4,050            4,175
        4.250%, 08/15/13 to 08/15/14 (K)                78,671           79,564
        4.000%, 06/15/09 (K)                            33,410           34,384
        3.625%, 07/15/09 (K)                               700              709
        3.500%, 08/15/09 (K)                            25,930           26,087
        3.375%, 11/15/08 to 09/15/09 (K)                43,023           43,078
        3.250%, 08/15/08 (K)                            10,000           10,047
        3.125%, 09/15/08 to 10/15/08 (K)                 4,490            4,484
        3.000%, 11/15/07 (K)                               700              702
        3.000%, 07/15/12 (E) (K)                        18,439           20,417
        2.750%, 08/15/07 (K)                             9,270            9,245
        2.500%, 05/31/06 to 09/30/06                    17,744           17,743
        2.375%, 08/31/06 (K)                            39,707           39,560
        2.000%, 07/15/14 (E) (K)                        15,495           15,838
        1.875%, 07/15/13 (E) (K)                         7,446            7,572



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          75

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

September 30, 2004

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   U.S. Treasury STRIPS (I)
        5.970%, 11/15/21 (K)                     $      43,310    $      18,103
        5.860%, 08/15/28                                 7,665            2,225
        5.780%, 02/15/23                                   670              260
                                                                  -------------

Total U.S. Treasury Obligations
   (Cost $743,897) ($ Thousands)                                        775,477
                                                                  -------------

ASSET-BACKED SECURITIES -- 17.8%

AUTOMOTIVE -- 1.8%
   AESOP Funding, Ser 1998-1, Cl A
        6.140%, 05/20/06                                 6,500            6,612
   AESOP Funding, Ser 2003-4A,
     Cl A1 (A)
        2.041%, 08/20/07                                 1,900            1,901
   Americredit Automobile Receivables
     Trust, Ser 2002-1, Cl A3
        4.230%, 10/06/06                                 2,475            2,486
   Americredit Automobile Receivables
     Trust, Ser 2002-A, Cl A3 (A)
        1.886%, 10/12/06                                 3,209            3,210
   Americredit Automobile Receivables
     Trust, Ser 2003-BX, Cl A2A
        1.550%, 11/06/06                                   549              549
   Capital Auto Receivables Asset Trust,
     Ser 2004-1, Cl A3
        2.000%, 11/15/07                                 3,455            3,419
   Chase Manhattan Auto Owner Trust,
     Ser 2004-A, Cl A3
        2.080%, 05/15/08                                 4,290            4,252
   Chesapeake Funding, Ser 2003-1,
     Cl A1 (A)
        1.946%, 08/07/08                                18,000           18,019
   DaimlerChrysler Auto Trust,
     Ser 2004-B, Cl A3
        3.180%, 09/08/08                                 2,212            2,219
   DaimlerChrysler Master Owner Trust,
     Ser 2002-A, Cl A (A)
        1.820%, 05/15/07                                 5,000            5,002
   Drivetime Auto Owner Trust,
     Ser 2003-B, Cl A2
        1.347%, 04/17/06                                 3,295            3,287
   Drivetime Auto Owner Trust,
     Ser 2004-B, Cl A2
        2.586%, 06/15/07                                 3,250            3,249
   Ford Credit Auto Owner Trust,
     Ser 2002-A, Cl A3B (A)
        1.880%, 01/15/06                                 1,990            1,990
   Ford Credit Auto Owner Trust,
     Ser 2002-D, Cl A4B (A)
        1.880%, 11/15/06                                17,600           17,615

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Nissan Auto Receivables Owner Trust,
     Ser 2002-B, Cl A3
        3.990%, 12/15/05                         $       1,203    $       1,205
                                                                  -------------
                                                                         75,015
                                                                  -------------

CREDIT CARDS -- 2.7%
   American Express Credit Account Master,
     Ser 2004-3, Cl A
        4.350%, 12/15/11                                 1,720            1,764
   Citibank Credit Card Issuance Trust,
     Ser 2000-A1, Cl A1
        6.900%, 10/15/07                                 7,725            8,070
   Citibank Credit Card Issuance Trust,
     Ser 2000-A3, Cl A3
        6.875%, 11/16/09                                 3,055            3,372
   Citibank Credit Card Issuance Trust,
     Ser 2002-A5, Cl A5 (A)
        1.920%, 09/17/07                                17,700           17,707
   Citibank Credit Card Issuance Trust,
     Ser 2003-A10, Cl A10
        4.750%, 12/10/15                                 2,570            2,596
   Citibank Credit Card Issuance Trust,
     Ser 2003-A3, Cl A3
        3.100%, 03/10/10                                   300              297
   Citibank Credit Card Issuance Trust,
     Ser 2003-A6, Cl A6
        2.900%, 05/17/10                                23,815           23,330
   Citibank Credit Card Issuance Trust,
     Ser 2004-A1, Cl A1
        2.550%, 01/20/09                                17,325           17,136
   Citibank OMNI Master Trust,
     Ser 2002-4, Cl A (A)
        1.890%, 08/18/09                                13,639           13,653
   MBNA Credit Card Master Note Trust,
     Ser 2004-A4, Cl A4
        2.700%, 09/15/09                                 9,500            9,402
   Metris Master Trust,
     Ser 2000-1, Cl A (A)
        2.111%, 08/20/08                                 2,000            1,995
   Metris Master Trust,
     Ser 2000-3, Cl A (A)
        2.071%, 09/21/09                                 4,640            4,627
   National City Credit Card Master Trust,
     Ser 2000-1, Cl A (A)
        1.910%, 08/15/07                                 6,330            6,338
                                                                  -------------
                                                                        110,287
                                                                  -------------



--------------------------------------------------------------------------------
76          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
MORTGAGE RELATED SECURITIES -- 13.2%
   ABS Home Equity Loan Trust,
     Ser 2001-HE3, Cl A1 (A)
        2.030%, 11/15/31                         $       1,892    $       1,894
   AFC Home Equity Loan Trust,
     Ser 1998-1, Cl 1A2 (A)
        2.110%, 04/25/28                                   354              354
   AFC Home Equity Loan Trust,
     Ser 2000-1, Cl 2A (A)
        2.080%, 03/25/30                                11,725           11,707
   ARSI, Ser 2004-W5, Cl AF1 (A)
        1.950%, 04/25/34                                 7,921            7,920
   Advanta Mortgage Loan Trust,
     Ser 1998-3, Cl A2 (A)
        2.140%, 09/25/28                                   233              233
   American Business Financial Services,
     Ser 2002-1, Cl A5
        6.510%, 12/15/32                                 2,600            2,752
   American Business Financial Services,
     Ser 2002-4, Cl A IO (J)
        4.000%, 07/15/05                                32,798              779
   Ameriquest Finance NIM Trust,
     Ser 2003-N6, Cl NOTE (A)
        2.140%, 05/25/10                                   472              472
   Asset Securitization,
     Ser 1996-D2, Cl A1
        6.920%, 02/14/29                                 9,668           10,090
   Bank of America Mortgage Securities,
     Ser 2003-1, Cl 2A4
        5.000%, 02/25/18                                10,351           10,349
   Bank of America Mortgage Securities,
     Ser 2004-5, Cl 4A1
        5.000%, 06/25/19                                 3,773            3,880
   Bank of America Mortgage Securities,
     Ser 2004-6, Cl 4A1
        5.000%, 07/25/19                                 3,920            3,947
   BankBoston Home Equity Loan Trust,
     Ser 1998-2, Cl A5
        6.140%, 02/25/19                                    99              100
   Bear Stearns Asset-Backed Securities,
     Ser 2000-2, Cl M2
        8.280%, 08/25/30                                 8,000            8,672
   Bear Stearns Asset-Backed Securities,
     Ser 2001-A, Cl AI4
        6.820%, 02/15/31                                 3,781            3,850
   CDC Mortgage Capital Trust,
     Ser 2002-HE3, Cl A (A)
        2.330%, 03/25/33                                 4,003            4,019
   CDC Mortgage Capital Trust,
     Ser 2003-HE2, Cl A
        2.190%, 10/25/33                                 8,479            8,489
   CSFB, Ser 1997-C2, Cl AX IO (A)
        1.362%, 01/17/35                                38,510            1,068

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   CSFB, Ser 2001-FL2A, Cl A (A)
        2.010%, 09/15/13                         $       2,033    $       2,032
   CSFB, Ser 2001-MH29, Cl A
        5.600%, 09/25/31                                 2,599            2,613
   Chase Commercial Mortgage Securities,
     Ser 2000-1, Cl A2
        7.757%, 04/15/32                                 3,580            4,099
   Chase Commercial Mortgage Securities,
     Ser 2000-3, Cl A2
        7.319%, 10/15/32                                 5,680            6,552
   Chase Funding Mortgage Loan,
     Ser 2002-1, Cl 2A2 (A)
        2.090%, 03/25/32                                 6,336            6,351
   Chase Funding Net Interest Margin,
     Ser 2003-C1A, Cl NOTE
        6.750%, 03/27/36                                   385              387
   Conseco Finance Home Loan Trust,
     Ser 2000-E, Cl M1
        8.130%, 08/15/31                                 2,800            2,807
   Conseco Finance Securitization,
     Ser 2000-4, Cl A4
        7.730%, 04/01/31                                 4,118            4,150
   Conseco Finance Securitization,
     Ser 2000-4, Cl A5
        7.970%, 05/01/32                                 4,800            4,027
   Conseco Finance Securitization,
     Ser 2000-4, Cl A6
        8.310%, 05/01/32                                 1,500            1,292
   Conseco Finance,
     Ser 2001-A, Cl IIB1
       10.300%, 03/15/32                                 3,975            4,281
   Conseco Finance,
     Ser 2001-C, Cl A4
        6.190%, 03/15/30                                   314              330
   Conseco Finance, Ser 2001-D, Cl A5
        6.190%, 11/15/32                                 4,130            4,400
   Contimortgage Home Equity Loan,
     Ser 1997-1, Cl A9
        7.050%, 03/15/28                                   482              481
   Contimortgage Home Equity Loan,
     Ser 1997-2, Cl A9
        7.090%, 04/15/28                                   775              775
   Countrywide Alternative Loan Trust,
     Ser 2004-2CB, Cl 4A1
        5.000%, 03/25/19                                 5,423            5,438
   Countrywide Alternative Loan Trust,
     Ser 2004-J1, Cl 1A1
        6.000%, 02/25/34                                 3,933            4,015
   Countrywide Asset-Backed Certificates,
     Ser 2003-C2, Cl 2A1 (A)
        2.140%, 06/25/33                                 4,394            4,399
   Countrywide Asset-Backed Certificates,
     Ser 2004-3N, Cl NOTE (A)
        2.040%, 05/25/09                                 6,410            6,410



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          77

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

September 30, 2004

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Countrywide Home Equity Loan Trust,
     Ser 2001-A, Cl A (A)
        2.000%, 04/15/27                         $       6,290    $       6,292
   Countrywide Home Equity Loan Trust,
     Ser 2004-K, Cl A2 (A)
        2.140%, 02/15/34                                13,510           13,510
   Criimi Mae Commercial Mortgage,
     Ser 1998-C1, Cl A2
        7.000%, 06/02/33                                14,450           15,720
   DLJ Commercial Mortgage,
     Ser 1999-CG1, Cl A1B
        6.460%, 03/10/32                                 5,030            5,545
   DLJ Commercial Mortgage,
     Ser 1999-CG2, Cl A1B
        7.300%, 06/10/32                                 5,525            6,290
   EMC Mortgage Loan Trust,
     Ser 2002-AA, Cl A1 (A)
        2.310%, 05/25/39                                 5,569            5,588
   EQCC Trust, Ser 2002-1, Cl 2A (A)
        2.140%, 11/25/31                                 2,407            2,412
   Equity One, Ser 2001-2, Cl AF3
        6.132%, 08/25/32                                   632              634
   Equity One, Ser 2002-2, Cl AF3
        5.773%, 10/25/32                                12,247           12,564
   Equivantage Home Equity Loan Trust,
     Ser 1997-2, Cl A3 (A)
        7.780%, 07/25/28                                   481              480
   FFCA Secured Lending,
     Ser 1997-1, Cl IO (A) (J)
        0.433%, 02/18/22                                 1,968               22
   FFCA Secured Lending,
     Ser 1999-1A, Cl IO (A) (J)
        1.680%, 09/18/25                                17,986              795
   First Horizon, Ser 2004-HE2, Cl A (A)
        2.060%, 02/25/34                                13,141           13,125
   First Union-Lehman Brothers,
     1997-C2, Cl IO (A)
        1.294%, 11/18/29                                 5,365              259
   First Union National Bank,
     Ser 2000-C2, Cl A2
        7.202%, 10/15/32                                 1,900            2,180
   Fleet Home Equity Trust,
     Ser 2001-1, Cl A (A)
        2.021%, 05/20/31                                   530              529
   Fund America Investors,
     Ser 1993-A, Cl A2 (A)
        6.038%, 06/25/23                                   732              747
   GE Capital Mortgage Services,
     Ser 1997-HE3, Cl A6
        6.720%, 10/25/27                                 2,307            2,305
   GMAC Commercial Mortgage Securities,
     Ser 1998-C1, Cl A2
        6.700%, 05/15/30                                12,420           13,548

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   GMAC Commercial Mortgage Securities,
     Ser 1999-C2, Cl A2
        6.945%, 09/15/33                         $         100    $         112
   GMAC Commercial Mortgage Securities,
     Ser 1999-C3, Cl A2
        7.179%, 08/15/36                                 5,685            6,419
   GMAC Commercial Mortgage Securities,
     Ser 2003-FL1A, Cl A (A)
        2.110%, 03/11/15                                 4,380            4,380
   GSAMP Trust, Ser 2003-SEA,
     Cl A1 (A)
        2.240%, 02/25/33                                10,912           10,941
   GSR Mortgage Loan Trust,
     Ser 2003-13, Cl 1A1 (A)
        4.517%, 10/25/33                                10,694           10,530
   Goldman Sachs Mortgage Securities,
     Ser 1998-C1, Cl A3
        6.135%, 10/18/30                                 4,603            4,949
   Green Tree Financial, Ser 1993-4, Cl A5
        7.050%, 01/15/19                                   966              997
   Green Tree Financial, Ser 1996-5, Cl A6
        7.750%, 07/15/27                                 2,509            2,737
   Green Tree Financial, Ser 1998-6, Cl A6
        6.270%, 06/01/30                                 1,700            1,743
   Green Tree Financial, Ser 1999-1 Cl A4
        5.760%, 11/01/18                                 1,088            1,102
   Green Tree Financial, Ser 1999-3, Cl A5
        6.160%, 02/01/31                                 4,554            4,676
   Green Tree Recreational Equipment,
     Ser 1997-D, Cl A1HE
        6.900%, 03/15/29                                    85               85
   Greenwich Capital Commercial Funding,
     Ser 2004-GG1, Cl A4
        4.755%, 06/10/36                                 5,820            5,982
   Heller Financial Commercial Mortgage,
     Ser 1999-PH1, Cl A2
        6.847%, 05/15/31                                 4,200            4,669
   Household Home Equity Loan Trust,
     Ser 2002-3, Cl A (A)
        2.261%, 07/20/32                                 1,875            1,877
   IMPAC CMB Trust,
     Ser 2002-5, Cl A1 (A)
        2.210%, 07/25/32                                 7,546            7,560
   IMPAC CMB Trust,
     Ser 2003-12, Cl A1 (A)
        2.220%, 12/25/33                                13,234           13,229
   Indymac Home Equity Loan Trust,
     Ser 2000-A, Cl AV1 (A)
        2.100%, 06/25/31                                 1,454            1,455
   JP Morgan Chase Commercial Mortgage,
     Ser 1997-C5, Cl X IO (A)
        1.490%, 09/15/29                                 6,805              295
   JP Morgan Chase Commercial Mortgage,
     Ser 2001-CIB2, Cl A3
        6.429%, 04/15/35                                 5,170            5,765



--------------------------------------------------------------------------------
78          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   JP Morgan Chase Commercial Mortgage,
     Ser 2004-LN2, Cl A1
        4.475%, 07/15/41                         $       6,273    $       6,349
   Lehman Brothers Commercial Mortgage,
     Ser 1998-C2, Cl A2
        6.560%, 11/18/35                                 3,510            3,814
   Lehman Brothers, Ser 2000-C4, Cl A2
        7.370%, 08/15/26                                 4,855            5,615
   MLCC Mortgage Investors,
     Ser 2004-B, Cl A3 (A)
        3.014%, 05/25/29                                 7,808            8,032
   Merrill Lynch Mortgage Investors,
     Ser 1996-C2, Cl A3
        6.960%, 11/21/28                                 4,290            4,533
   Merrill Lynch Mortgage Investors,
     Ser 2002-NC1, Cl A1 (A)
        2.160%, 05/25/33                                   404              404
   Mesa Trust Asset-Backed Certificates,
     Ser 2002-3, Cl A IO (A) (B) (J)
        5.000%, 04/18/05                                 7,057              120
   Metropolitan Asset Funding,
     Ser 1998-A, Cl A4
        6.981%, 01/20/26                                   264              265
   Mid-State Trust, Ser 11, Cl A1
        4.864%, 07/15/38                                 7,481            7,218
   Money Store SBA Loan Trust,
     Ser 1999-1, Cl A (A)
        2.300%, 07/15/25                                   870              864
   Morgan Stanley Capital I,
     Ser 1998-HF2, Cl A2
        6.480%, 11/15/30                                 4,255            4,640
   Morgan Stanley Dean Witter Capital I,
     Ser 2002-NC4, Cl A2 (A)
        2.240%, 09/25/32                                 1,360            1,362
   Morgan Stanley, Ser 2003-NC8,
     Cl A2 (A)
        2.200%, 09/25/33                                 9,792            9,819
   Nomura Asset Securities,
     Ser 1996-MD5, Cl A1B
        7.120%, 04/13/39                                 6,100            6,460
   Nomura Asset Securities,
     Ser 1998-D6, Cl A1B
        6.590%, 03/15/30                                 2,495            2,734
   Novastar Home, Ser 1998-2, Cl A2 (A)
        1.685%, 08/25/28                                   898              898
   Oncor Electric Delivery Transition Bond,
     Ser 2003-1, Cl A2
        4.030%, 02/15/12                                 5,000            5,069
   Option One Mortgage Loan Trust,
     Ser 2001-4, Cl A (A)
        2.140%, 01/25/32                                 2,838            2,841
   Residential Accredit Loan,
     Ser 1997-QS8, Cl A10
        7.500%, 08/25/27                                   124              124

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Residential Asset Mortgage Products,
     Ser 2003-RZ4, Cl A1 (A)
        1.990%, 06/25/24                         $       5,261    $       5,263
   Residential Asset Mortgage Products,
     Ser 2004-SL1, Cl A8
        6.500%, 11/25/31                                 9,081            9,427
   Residential Asset Mortgage,
     Ser 2002-RS5, Cl AI5
        5.410%, 09/25/32                                15,000           15,408
   Residential Asset Mortgage,
     Ser 2002-RS6, Cl AI5
        5.650%, 11/25/32                                 9,000            9,360
   Residential Asset Mortgage,
     Ser 2003-RS2, Cl AII (A)
        2.180%, 03/25/33                                 1,031            1,033
   Residential Asset Securities,
     Ser 2002-KS7, Cl A2 (A)
        2.210%, 11/25/32                                 9,251            9,270
   Residential Funding Mortgage Securities,
     Ser 2000-HI1, Cl AI7
        8.290%, 02/25/25                                11,845           12,319
   Saxon Asset Securities,
     Ser 1999-1, Cl AF6
        6.350%, 02/25/29                                 3,460            3,456
   Start, Ser 2003-1
        1.620%, 01/21/10                                 8,168            8,168
   Start, Ser 2003-2 (A)
        1.549%, 01/21/09                                10,433           10,430
   Structured Asset Investment Loan Trust,
     Ser 2003-BC7, Cl 1A1 (A)
        1.970%, 07/25/33                                 3,694            3,694
   Structured Asset Investment Loan Trust,
     Ser 2003-BC8, Cl 3A1 (A)
        1.980%, 08/25/10                                   899              899
   Structured Asset Securities,
     Ser 2002-26, Cl 1A4
        5.300%, 01/25/33                                 2,367            2,364
   Structured Asset Securities,
     Ser 2002-BC1, Cl A1 (A)
        2.340%, 08/25/32                                 1,262            1,263
   Washington Mutual Mortgage,
     Ser 2002-MS12, Cl A
        6.500%, 05/25/32                                   471              480
   Washington Mutual Mortgage,
     Ser 2003-MS1, Cl 1A
        5.000%, 02/25/18                                 4,142            4,106
   Washington Mutual Mortgage,
     Ser 2003-MS2, Cl 3A1
        5.000%, 03/25/18                                11,593           11,770
   Washington Mutual,
     Ser 2004-AR10, Cl A2A (A)
        2.090%, 07/25/44                                12,414           12,384
   Wells Fargo, Ser 2002-D, Cl 1A2 (A)
        5.690%, 08/25/32                                   789              796



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          79

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

September 30, 2004

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Wells Fargo, Ser 2003-3, Cl 1A21
        5.250%, 04/25/33                         $       6,292    $       6,358
                                                                  -------------
                                                                        536,871
                                                                  -------------

OTHER ASSET-BACKED SECURITIES -- 0.1%
   Embarcadero Aircraft,
     Ser 2000-A, Cl A1 (A)
        2.240%, 08/15/25                                 7,500            3,450
                                                                  -------------

Total Asset-Backed Securities
   (Cost $733,930) ($ Thousands)                                        725,623
                                                                  -------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 17.7%
   FHLB
        3.625%, 11/14/08 (A)                                40               40
        1.745%, 09/12/05 (I)                            23,950           23,943
        1.641%, 10/04/04 (I)                           165,000          165,000
        1.400%, 10/01/04 (I)                            41,700           41,700
   FHLMC
        6.875%, 09/15/10 (K)                             1,415            1,628
        6.625%, 09/15/09                                20,041           22,596
        5.000%, 07/15/14                                 6,278            6,461
        4.625%, 05/28/13 (K)                             3,750            3,725
        4.500%, 12/16/10 (K)                            24,245           24,277
        4.125%, 02/24/11 (K)                             9,475            9,325
        3.875%, 11/10/08 to 01/12/09 (K)                 4,170            4,172
        3.750%, 08/03/07 (K)                             8,095            8,150
        3.500%, 04/01/08 (K)                             5,050            5,026
        2.000%, 11/18/05 (K)                            11,496           11,488
        1.830%, 12/27/04 (I)                            17,940           17,850
        1.790%, 12/15/04 (I)                             9,555            9,519
        1.742%, 12/20/04 (I) (K)                        37,525           37,373
        1.679%, 12/13/04 (I)                               137              137
        1.582%, 11/30/04 (I)                             8,000            7,976
        1.140%, 12/15/04 (I)                            15,556           15,498
        1.070%, 12/06/04 (I) (K)                         2,305            2,298
   FHLMC CMO, Ser 2588, Cl IG IO
        5.500%, 03/15/32                                 9,861            1,323
   FHLMC CMO, Ser 1, Cl Z
        9.300%, 04/15/19                                   403              403
   FHLMC CMO, Ser 1005, Cl D
        6.500%, 10/15/05                                    14               14
   FHLMC CMO, Ser 1081, Cl K
        7.000%, 05/15/21                                   661              663
   FHLMC CMO, Ser 1101, Cl M
        6.950%, 07/15/21                                 1,208            1,212
   FHLMC CMO, Ser 1611, Cl Z
        6.500%, 11/15/23                                11,605           12,396
   FHLMC CMO, Ser 1983, Cl Z
        6.500%, 12/15/23                                 3,164            3,278
   FHLMC CMO, Ser 2043, Cl CJ
        6.500%, 04/15/28                                 8,370            8,811

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   FHLMC CMO, Ser 2277, Cl B
        7.500%, 01/15/31                         $       2,496    $       2,534
   FHLMC CMO, Ser 2389, Cl CD
        6.000%, 03/15/16                                11,518           11,933
   FHLMC CMO, Ser 2480, Cl QJ
        6.000%, 02/15/30                                 3,143            3,170
   FHLMC CMO, Ser 2544, Cl IW IO
        5.500%, 03/15/26                                 7,039              904
   FHLMC CMO, Ser 2579, Cl PI IO
        5.500%, 03/15/27                                 7,037              550
   FHLMC CMO, Ser 2581, Cl HV
        4.500%, 02/15/17                                 1,554            1,570
   FHLMC CMO, Ser 2591, Cl QM
        4.500%, 06/15/17                                 3,085            3,111
   FHLMC CMO, Ser 2621, Cl LJ IO
        5.500%, 12/15/26                                 3,995              478
   FHLMC CMO, Ser 2625, Cl IO IO
        5.000%, 12/15/31                                 4,180              583
   FHLMC CMO, Ser 2631, Cl IJ IO
        5.000%, 10/15/26                                 3,780              704
   FHLMC CMO, Ser 2731, Cl PK
        3.500%, 05/15/26                                 8,385            8,353
   FHLMC CMO, Ser 2733, Cl ME
        5.000%, 01/15/34                                 5,995            5,753
   FHLMC CMO, Ser 2736, Cl DB
        3.300%, 11/15/26                                 5,273            5,201
   FHLMC CMO, Ser 2791, Cl VD
        5.000%, 02/15/21                                 1,434            1,403
   FHLMC CMO, Ser 2791, Cl VJ
        5.000%, 02/15/21                                 1,603            1,568
   FHLMC CMO, Ser 2791, Cl Vl
        5.000%, 02/15/21                                 1,507            1,477
   FHLMC CMO, Ser 2801, Cl EH
        4.500%, 11/15/16                                 5,232            5,270
   FHLMC CMO, Ser 2807, Cl ND
        5.500%, 04/15/29                                 2,370            2,424
   FHLMC CMO, Ser 2809, Cl HX IO
        6.000%, 10/15/24                                 6,853              788
   FHLMC CMO, Ser 2810, Cl MC
        5.500%, 03/15/30                                 1,672            1,718
   FHLMC CMO, Ser 2820, Cl PE
        5.500%, 03/15/30                                 2,249            2,317
   FHLMC CMO, Ser 2825, Cl PM
        5.500%, 03/15/30                                 2,093            2,145
   FHLMC CMO, Ser 2828 Cl EW
        5.500%, 02/15/33                                 4,078            4,150
   FHLMC CMO, Ser 2832, Cl PD
        5.500%, 09/15/29                                 1,978            2,039
   FHLMC CMO, Ser 2835, Cl ND
        5.500%, 11/15/27                                 1,717            1,774
   FHLMC CMO, Ser 2835, Cl NE
        5.500%, 06/15/29                                 1,012            1,042
   FHLMC CMO, Ser 2849, Cl PD
        5.500%, 03/15/30                                 1,247            1,286



--------------------------------------------------------------------------------
80          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   FHLMC CMO, Ser 2858, Cl JM
        5.500%, 03/15/30                         $       3,487    $       3,596
   FHLMC CMO, Ser 2859, Cl PD
        5.500%, 04/15/30                                 1,119            1,146
   FHLMC CMO, Ser 2864, Cl NA
        5.500%, 12/31/49                                 5,800            6,084
   FNMA
        7.125%, 06/15/10 (K)                             3,230            3,747
        6.625%, 10/15/07                                27,739           30,451
        6.625%, 09/15/09 (K)                             3,100            3,491
        4.625%, 10/15/14                                   230              229
        3.125%, 03/16/09 (K)                             3,810            3,703
        2.350%, 04/05/07 (K)                            10,490           10,325
        1.982%, 04/01/05 (I)                             5,670            5,611
        1.860%, 12/22/04 (I)                            14,700           14,638
        1.750%, 06/16/06                                 1,980            1,950
        1.670%, 12/20/04 (I)                            19,896           19,816
        1.550%, 10/04/04 (I)                             1,305            1,305
   FNMA CMO, Ser 2003-16, Cl KA
        6.000%, 04/25/30                                   732              737
   FNMA CMO, Ser 1999-11, Cl Z
        5.500%, 03/25/29                                 9,510            9,439
   FNMA CMO, Ser 1999-T2, Cl A1
        7.500%, 01/19/39                                   746              808
   FNMA CMO, Ser 2001-T2, Cl B
        6.022%, 11/25/10                                 4,500            4,915
   FNMA CMO, Ser 2002-22, Cl PE
        6.500%, 11/25/30                                 3,916            3,955
   FNMA CMO, Ser 2002-65, Cl TP
        7.000%, 03/25/31                                 1,966            2,005
   FNMA CMO, Ser 2002-82, Cl XJ
        4.500%, 09/25/12                                 2,274            2,297
   FNMA CMO, Ser 2002-94, Cl BJ IO
        5.500%, 04/25/16                                 2,345              191
   FNMA CMO, Ser 2003-13, Cl GA
        4.500%, 06/25/32                                 4,862            4,904
   FNMA CMO, Ser 2003-24, Cl PA
        4.500%, 11/25/09                                 3,672            3,707
   FNMA CMO, Ser 2003-32, Cl KA
        5.000%, 07/25/13                                 2,453            2,490
   FNMA CMO, Ser 2003-41, Cl YN
        4.000%, 05/25/17                                 2,907            2,928
   FNMA CMO, Ser 2003-79, Cl KA
        3.750%, 05/25/11                                 2,550            2,558
   FNMA CMO, Ser 2003-87, Cl TJ
        4.500%, 09/25/18                                 3,200            3,086
   FNMA CMO, Ser 2003-92, Cl KQ
        3.500%, 06/25/23                                 4,821            4,806
   FNMA CMO, Ser 342, Cl 2 IO
        6.000%, 09/01/33                                 6,987            1,419
   FNMA STRIPS, Ser 329, Cl 1 PO (I)
        6.680%, 01/01/33                                 5,365            4,293
   FNMA STRIPS, Ser 334, Cl 3 IO
        5.500%, 02/01/33                                 5,141            1,050

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   GNMA CMO, Ser 2001-18, Cl WH (A)
       24.214%, 04/20/31                         $       1,222    $       1,450
   GNMA CMO, Ser 2002-51, Cl SG (A)
       24.651%, 04/20/31                                 1,032            1,263
   GNMA CMO, Ser 2003-58, Cl LG IO
        5.500%, 05/17/29                                 4,036              936
   GNMA CMO, Ser 2003-86, Cl LC IO
        5.500%, 10/20/27                                12,170            1,319
   GNMA CMO, Ser 2004-26, Cl GC
        5.000%, 06/16/31                                 1,667            1,675
   GNMA CMO, Ser 2004-3, Cl JC
        5.000%, 11/20/30                                 2,043            2,053
   GNMA CMO, Ser 2004-41, Cl PC
        5.500%, 10/20/33                                 5,072            5,114
   GNMA CMO, Ser 2004-42, Cl LE
        5.500%, 07/20/33                                 1,508            1,530
   GNMA CMO, Ser 2004-44, Cl PD
        5.500%, 04/20/33                                 2,695            2,733
   GNMA CMO, Ser 2004-54, Cl LE
        5.500%, 08/20/33                                 3,025            3,059
   SLMA
        4.120%, 04/01/09                                 5,460            5,481
   Small Business Administration,
     Ser 2003-P10A, Cl 1 (A)
        4.524%, 02/10/13                                 7,193            7,213
   TVA
        7.125%, 05/01/30                                 4,950            6,125
                                                                  -------------

Total U.S. Government Agency Obligations
   (Cost $719,934) ($ Thousands)                                        722,158
                                                                  -------------

COMMERCIAL PAPER (I) -- 5.5%

FINANCIALS -- 5.4%
   Atlantis One Funding (L)
        1.312%, 11/02/04                                11,250           11,237
   Altamira Funding (L)
        1.902%, 10/25/04                                11,250           11,236
   CIT Group
        1.000%, 12/02/04                                19,525           19,467
   CIT Group (L)
        1.212%, 11/22/04                                 8,100            8,086
        1.181%, 10/25/04                                 6,120            6,115
   DaimlerChrysler
        1.510%, 10/25/04                                19,075           19,056
   GE Capital
        1.410%, 10/19/04                                12,415           12,406
   Golden Fish (L)
        1.902%, 10/22/04                                 8,432            8,423
        1.892%, 10/18/04                                 9,697            9,688
   Harrier Finance Funding (L)
        1.885%, 11/22/04                                    96               96
   Household Finance (L)
        1.900%, 10/04/04                                33,751           33,745



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          81

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Concluded)

September 30, 2004

-------------------------------------------------------------------------------
                                            Shares/Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Mitten (L)
        1.920%, 10/01/04                         $      22,500    $      22,500
   Stanley Works (L)
        1.925%, 11/17/04                                11,250           11,222
   Tannehill Capital (L)
        1.300%, 10/06/04                                14,250           14,248
   Times Mirror (L)
        1.915%, 11/15/04                                22,500           22,447
        1.810%, 10/06/04                                11,250           11,247
                                                                  -------------
                                                                        221,219
                                                                  -------------

INDUSTRIALS -- 0.1%
   Hertz
        2.040%, 03/24/05                                 3,690            3,691
                                                                  -------------

Total Commercial Paper
   (Cost $224,909) ($ Thousands)                                        224,910
                                                                  -------------

CASH EQUIVALENTS -- 2.2%
   AIM Investco Treasurer's
     Money Market Reserve Fund (L)                   5,625,093            5,625
   Bear Stearns Master Notes (L)                    22,500,371           22,500
   Evergreen Select Money Market Fund                  621,548              622
   SEI Daily Income Trust,
     Prime Obligation Fund, Cl A+                   59,476,274           59,476
                                                                  -------------

Total Cash Equivalents
   (Cost $88,223) ($ Thousands)                                          88,223
                                                                  -------------

MUNICIPAL BONDS -- 0.1%
   California State, Department of Water, Ser E, RB
        3.975%, 05/01/05                                 1,750            1,763
   Los Angeles County, California
     Taxable Pension Obligation,
     Ser D, RB, MBIA (G)
        7.725%, 06/30/10                                 3,850            2,955
                                                                  -------------

Total Municipal Bonds
   (Cost $4,240) ($ Thousands)                                            4,718
                                                                  -------------

CERTIFICATES OF DEPOSIT -- 0.0%
   SunTrust Bank
        4.415%, 06/15/09                                 1,675            1,710
                                                                  -------------

Total Certificates Of Deposit
   (Cost $1,675) ($ Thousands)                                            1,710
                                                                  -------------

COMMON STOCK -- 0.1%
   MCI*                                                119,852            2,008
                                                                  -------------

Total Common Stock
   (Cost $3,814) ($ Thousands)                                            2,008
                                                                  -------------

-------------------------------------------------------------------------------
                                         Contracts/Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 11.1%
   Barclays (L)
     1.870%, dated 09/30/04, to be
     repurchased on 10/01/04, repurchase
   price $189,273,954 (collateralized by
     various U.S. Government Obligations,
     ranging in par value $354,381-
     $11,261,436, 0.000%-6.625%,
     11/12/04-11/15/30; with total
     market value $193,049,462)                  $     189,264    $     189,264
   Countrywide
     1.890%, dated 09/30/04, to be
     repurchased on 10/01/04,
     repurchase price $252,713,267
     (collateralized by various
     U.S. Government Obligations,
     ranging in par value $2,275,000-
     $50,000,000, 2.070%-5.350%,
     05/15/06-11/15/30; with total
     market value $257,866,691)                        252,700          252,700
   Lehman Brothers
     (L) 1.870%, dated 09/30/04, to be
     repurchased on 10/01/04,
     repurchase price $10,350,708
     (collateralized by various
     U.S. Government Obligations,
     ranging in par value $1,389,398-
     $4,412,323, 3.500%-6.250%,
     07/20/07-07/15/32; with total
     market value $10,557,372)                          10,350           10,350
                                                                  -------------

Total Repurchase Agreements
   (Cost $452,314) ($ Thousands)                                        452,314
                                                                  -------------

Total Investments -- 129.0%
   (Cost $5,187,352) ($ Thousands)                                    5,257,992
                                                                  -------------

WRITTEN OPTIONS -- (0.1)%
   December 2004 Treasury Bond Future
     Call, Expires 11/26/04,
     Strike Price $114                                     (54)             (47)
   December 2004 Treasury Bond Future
     Put, Expires 11/26/04,
     Strike Price $107                                     (54)             (11)
   December 2004 Ten Year Treasury Note
     Call, Expires 11/26/04,
     Strike Price $109                                    (169)            (639)
   December 2004 Ten Year Treasury Note
     Call, Expires 11/26/04,
     Strike Price $113                                     (56)             (54)
   December 2004 Ten Year Treasury Note
     Put, Expires 11/26/04,
     Strike Price $103                                    (235)              (4)
   December 2004 Treasury Bond Future
     Call, Expires 11/26/04,
     Strike Price $109                                    (485)          (1,796)




--------------------------------------------------------------------------------
82          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                          Contracts    ($ Thousands)
--------------------------------------------------------------------------------
   March 2005 Ten Year Treasury Note
     Call, Expires 02/18/05,
     Strike Price $114                                    (159)   $        (179)
                                                                  -------------

Total Written Options
   (Cost $(1,387)) ($ Thousands)                                         (2,730)
                                                                  -------------

Percentages are based on Net Assets of $4,077,485,164.

*   Non-income producing security.
+   See Note 3 in Notes to Financial Statements.
(A) Variable Rate Security -- The rate reported on the Statement of Net Assets is the rate in effect as of September 30, 2004.
(B) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.
(C) Security, or portion thereof, has been pledged as collateral on open futures contracts. The rate reported is the effective yield at time of purchase.
(D) Step Bonds -- The rate reflected on the Schedule of Investments is the effective yield on September 30, 2004. The coupon on a step bond changes on a specified date.
(E) Treasury Inflation Index Notes
(F) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total value of such securities as of September 30, 2004 was $24,514 and represented 0.00% of Net Assets.
(G) Zero-coupon security. Rate shown is the effective yield at the date of purchase.
(H) Security in default on interest payments.
(I) Rate reported is the effective yield at time of purchase.
(J) Securities considered illiquid. The total value of such securities as of September 30, 2004 was $8,550,320 and represented 0.2% of Net Assets.
(K) This security or a partial position of this security is on loan at September 30, 2004 (see Note 7). The total value of securities on loan at September 30, 2004 was $828,809,492.
(L) This security was purchased with cash collateral held from securities lending (see Note 7). The total value of such securities as of September 30, 2004 was $864,165,706.
Cl    -- Class
CMO   -- Collateralized Mortgage Obligation
FFCA  -- Federal Farm Credit Association
FHLB  -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA  -- Federal National Mortgage Association
GNMA  -- Government National Mortgage Association
IO    -- Interest Only Security
LLC   -- Limited Liability Company
MBIA  -- Municipal Bond Insurance Association
MTN   -- Medium Term Note
PLC   -- Public Limited Company
PO    -- Principal Only Security
RB    -- Revenue Bond
REMIC -- Real Estate Mortgage Investment Conduit
SBA   -- Small Business Administration
Ser   -- Series
STRIPS -- Separately Traded Registered Interest and Principal Securities
TBA   -- To Be Announced
TVA   -- Tennessee Valley Authority
Amounts designated as "--" are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          83

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

High Yield Bond Fund

September 30, 2004
--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)*:

22.2%   Consumer Discretionary
15.7%   Industrials
15.6%   Financials
11.4%   Materials
 7.1%   Telecommunication Services
 6.2%   Utilities
 5.9%   Short-Term Investments
 5.7%   Health Care
 5.2%   Energy
 2.1%   Consumer Staples
 1.2%   Information Technology
 1.2%   Preferred/Convertible Stocks
 0.4%   Common Stock
 0.1%   U.S. Government Agency Obligations
 0.0%   Warrants

*Percentages based on total investments.
-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 102.9%

CONSUMER DISCRETIONARY -- 26.4%
   AMC Entertainment (A) (G)
        8.000%, 03/01/14                         $       6,780    $       6,373
   AMF Bowling Worldwide (A)
       10.000%, 03/01/10                                 3,135            3,323
   Adesa
        7.625%, 06/15/12                                 1,000            1,030
   Advanced Accessory Systems
       13.250%, 12/15/11 (B)                             2,825            1,130
       10.750%, 06/15/11 (G)                             2,225            2,091
   Ainsworth Lumber
        7.250%, 10/01/12 (A)                             2,900            2,929
        6.750%, 03/15/14                                 2,975            2,851
        5.669%, 10/01/10 (A) (D) (G)                     2,450            2,474
   American Casino & Entertainment (A)
        7.850%, 02/01/12                                   750              787
   American Tower (G)
        7.500%, 05/01/12                                 3,225            3,289
   American Tower Escrow (E)
       10.310%, 08/01/08                                   475              354
   Ameristar Casinos
       10.750%, 02/15/09                                 2,100            2,383
   Asbury Automotive
        9.000%, 06/15/12                                 5,600            5,908
        8.000%, 03/15/14                                   525              517
   Associated Materials (A) (B)
       11.250%, 03/01/14                                 4,780            3,477
   Avalon Cable (B)
       10.528%, 12/01/08                                   630              660
   Bally Total Fitness
       10.500%, 07/15/11                                 1,610            1,529

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Beazer Homes
        8.625%, 05/15/11                         $       2,500    $       2,756
   Blockbuster (A)
        9.000%, 09/01/12                                 1,350            1,401
   Boyd Gaming
        9.250%, 08/01/09                                   500              546
        8.750%, 04/15/12                                 2,000            2,230
   Broder Brothers
       11.250%, 10/15/10                                 2,670            2,670
   CCO Holdings
        8.750%, 11/15/13                                 1,670            1,639
   CSC Holdings, Ser B
        8.125%, 07/15/09                                   750              797
        8.125%, 08/15/09                                 2,740            2,911
   Cablevision Systems (A) (D) (G)
        5.670%, 04/01/09                                 6,825            7,098
   Carmike Cinemas
        7.500%, 02/15/14                                   600              607
   Charter Communications Holdings
       13.478%, 01/15/11 (B) (G)                         1,750            1,251
       10.750%, 10/01/09 (G)                             4,375            3,587
       10.250%, 09/15/10                                 5,000            5,106
       10.000%, 04/01/09 (G)                               900              729
       10.000%, 05/15/11                                 3,150            2,425
        9.625%, 11/15/09                                 1,325            1,043
        8.375%, 04/30/14 (A)                             1,150            1,143
        8.000%, 04/30/12 (A)                                85               85
   Chumash Casino & Resort (A)
        9.000%, 07/15/10                                 1,220            1,354
   Cinemark (B)
        9.750%, 03/15/14                                 2,675            1,839
   Coleman Cable (A)
        9.875%, 10/01/12                                    75               76
   Collins & Aikman Floorcovering, Ser B
        9.750%, 02/15/10                                   700              742
   Collins & Aikman Products
       12.875%, 08/15/12 (G)                             8,970            8,275
       10.750%, 12/31/11                                 2,530            2,530
   Csk Auto
        7.000%, 01/15/14                                   250              242
   Dana
        7.000%, 03/01/29 (G)                             2,000            2,010
        6.500%, 03/15/08                                   125              132
   Delco Remy International
       11.000%, 05/01/09                                 3,600            3,780
        9.375%, 04/15/12 (D) (G)                         3,300            3,234
        5.600%, 04/15/09 (D)                               760              764
   Denny's
       11.250%, 01/15/08                                 1,700            1,764
       10.000%, 10/01/12 (A)                             2,025            2,033
   Dex Media (G)
        8.439%, 11/15/13 (B)                             5,075            3,717
        8.000%, 11/15/13                                 2,635            2,767



--------------------------------------------------------------------------------
84          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Dex Media East (G)
       12.125%, 11/15/12                         $       4,043    $       5,034
   Dex Media West, Ser B
        9.875%, 08/15/13                                 2,085            2,450
   Dura Operating, Ser D (G)
        9.000%, 05/01/09                                   475              423
   Echostar
        6.625%, 10/01/14 (A)                             1,145            1,138
        6.375%, 10/01/11                                   500              506
   Elizabeth Arden
        7.750%, 01/15/14                                   375              394
   Equinox Holdings
        9.000%, 12/15/09                                   175              180
   Fedders North America
        9.875%, 03/01/14                                 3,625            3,018
   Felcor Lodging (A) (D)
        5.840%, 06/01/11                                 1,875            1,894
   Granite Broadcasting (G)
        9.750%, 12/01/10                                 1,750            1,619
   Group 1 Automotive
        8.250%, 08/15/13                                 1,000            1,055
   Hard Rock Hotel
        8.875%, 06/01/13                                    25               27
   Herbst Gaming (A)
        8.125%, 06/01/12                                 1,000            1,025
   Hilton Hotels
        7.625%, 05/15/08                                 1,500            1,680
   Hollywood Casino Shreveport (C) (G)
       13.000%, 08/01/06                                 2,725            2,306
   Hollywood Entertainment
        9.625%, 03/15/11                                 3,955            4,232
   Home Interior & Gifts
       10.125%, 06/01/08                                 1,225            1,060
   Houghton (B)
       13.409%, 10/15/13                                 1,000              605
   Houghton Mifflin (G)
        9.875%, 02/01/13                                 1,980            2,079
        8.250%, 02/01/11                                 1,250            1,306
   Inn of the Mountain Gods
       12.000%, 11/15/10                                 1,200            1,374
   Interline Brands
       11.500%, 05/15/11                                 1,950            2,164
   Intrawest (A)
        7.500%, 10/15/13                                 1,325            1,373
   Isle of Capri Casinos
        7.000%, 03/01/14                                   210              211
   Jean Countu Group (A)
        8.500%, 08/01/14                                 3,525            3,499
        7.625%, 08/01/12                                   600              610
   Jo-Ann Stores
        7.500%, 03/01/12                                   425              444
   Jostens Holding (B)
       10.250%, 12/01/13                                 1,600            1,100

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   LBI Media (B)
       11.000%, 10/15/13                         $       1,300    $         938
   LCE Aquisition (A)
        9.000%, 08/01/14                                 1,875            1,936
   MGM Mirage
        8.500%, 09/15/10                                   500              568
        6.750%, 09/01/12 (A)                               750              776
        6.000%, 10/01/09 (A)                               275              279
        5.875%, 02/27/14                                 1,875            1,805
   Marquee (A) (G)
        8.625%, 08/15/12                                 2,330            2,470
   Mediacom Broadband LLC
       11.000%, 07/15/13                                   425              453
   Mediacom, LLC Ser B (G)
        8.500%, 04/15/08                                   150              153
   Mohegan Tribal Gaming
        8.000%, 04/01/12                                 3,850            4,254
   Muzak LLC
       10.000%, 02/15/09                                 2,725            2,412
        9.875%, 03/15/09 (G)                             6,195            4,553
   Nationsrent
        9.500%, 10/15/10                                 8,360            9,071
   Nexstar Holdings LLC (B)
       11.269%, 04/01/13                                 2,575            1,973
   Nextmedia Operating
       10.750%, 07/01/11                                 4,500            5,068
   North American Energy Partner (A)
        8.750%, 12/01/11                                 1,650            1,609
   Northwest Airlines
        7.625%, 03/15/05                                 1,500            1,478
   O'Charley's
        9.000%, 11/01/13                                 1,225            1,286
   ONO Finance PLC
       14.000%, 02/15/11                                 4,000            4,605
   PLY Gem Industries (A)
        9.000%, 02/15/12                                 2,250            2,244
   Pantry
        7.750%, 02/15/14                                   675              685
   Park Place Entertainment
        9.375%, 02/15/07                                   375              418
   Paxson Communications
       11.835%, 01/15/09 (B)                             5,900            5,059
       10.750%, 07/15/08                                   100              101
   Perry Ellis International, Ser B
        8.875%, 09/15/13                                 2,000            2,120
   Petro Stopping
        9.000%, 02/15/12                                   625              663
   Phillips Van-Heusen
        8.125%, 05/01/13                                   325              348
        7.250%, 02/15/11                                   150              156
   Pinnacle Entertainment
        8.750%, 10/01/13                                 7,025            7,201
        8.250%, 03/15/12                                 1,875            1,880



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          85

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

High Yield Bond Fund (Continued)

September 30, 2004

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Pinnacle Entertainment, Ser B
        9.250%, 02/15/07                         $         400    $         410
   Playtex Products
        8.000%, 03/01/11                                 1,675            1,776
   Premier Entertainment
       10.750%, 02/01/12                                 1,900            2,005
   Prime Hospitality, Ser B
        8.375%, 05/01/12                                 1,150            1,302
   Primedia (A)
        8.000%, 05/15/13                                   425              404
        7.086%, 05/15/10 (D)                             1,375            1,382
   Quebecor Media
       11.125%, 07/15/11                                 3,775            4,360
   RH Donnelley
       10.875%, 12/15/12 (A)                             3,025            3,668
       10.875%, 12/15/12 (G)                             4,045            4,905
   Rite Aid (A)
        6.875%, 12/15/28                                   725              549
   River Rock Entertainment
        9.750%, 11/01/11                                   675              710
   Rogers Cable
        7.875%, 05/01/12                                 1,870            2,034
        6.250%, 06/15/13                                 1,325            1,299
   Royal Caribbean Cruises
        7.500%, 10/15/27                                   840              874
        6.875%, 12/01/13                                   280              298
   Sealy Mattress
        8.250%, 06/15/14                                   950              957
   Seneca Gaming (A)
        7.250%, 05/01/12                                 1,625            1,678
   Shaw Communications
        7.200%, 12/15/11                                 2,740            2,980
   Sinclair Broadcast Group (A) (B)
        3.647%, 07/15/18                                   850              770
   Sonic Automotive, Ser B
        8.625%, 08/15/13                                 1,000            1,058
   Stanadyne (A)
       10.000%, 08/15/14                                 1,700            1,768
   Star Gas Partner (A)
       10.250%, 02/15/13                                   700              767
   Stater Brothers (A) (G)
        8.125%, 06/15/12                                 2,635            2,760
   Station Casinos
        6.875%, 03/01/16                                 5,075            5,215
   Telenet Group Holdings (A) (B) (G)
       10.597%, 06/15/14                                 1,325              974
   Tenneco Automotive, Ser B (G)
       11.625%, 10/15/09                                   350              369
   Town Sports International (G)
        9.625%, 04/15/11                                 3,025            3,070
   Travelcenters of America
       12.750%, 05/01/09                                 1,750            2,030
   Turning Stone Casino Entertainment (A)
        9.125%, 12/15/10                                 6,260            6,761

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   United Auto Group
        9.625%, 03/15/12                         $         750    $         827
   United Components
        9.375%, 06/15/13                                 2,700            2,909
   United Rentals North America
        7.000%, 02/15/14 (G)                             2,400            2,130
        6.500%, 02/15/12                                 1,590            1,530
   Vaguard Health Holdings (A) (B)
       11.250%, 10/01/15                                 7,300            4,216
   Vail Resorts
        6.750%, 02/15/14                                   325              328
   Vertis, Ser B
       10.875%, 06/15/09                                 3,000            3,225
   Vicorp Restaurants
       10.500%, 04/15/11                                   625              622
   Videotron
        6.875%, 01/15/14                                   725              743
   Von Hoffman
       10.250%, 03/15/09                                 1,000            1,110
   William Carter, Ser B
       10.875%, 08/15/11                                 2,601            2,920
   Wynn Las Vegas LLC
       12.000%, 11/01/10                                 4,096            5,120
   XM Satellite Radio (D)
        7.194%, 05/01/09                                 1,500            1,526
   Yell Finance
       12.216%, 08/01/11 (B)                             2,340            2,293
       10.750%, 08/01/11                                 1,300            1,508
   Young Broadcasting
       10.000%, 03/01/11 (G)                             2,450            2,524
        8.750%, 01/15/14                                   925              888
        8.500%, 12/15/08                                   950            1,009
                                                                  -------------
                                                                        316,317
                                                                  -------------

CONSUMER STAPLES -- 2.4%
   American Seafood
       10.125%, 04/15/10                                 1,100            1,177
   Burns Philips Capital
       10.750%, 02/15/11                                 1,300            1,436
        9.750%, 07/15/12                                 3,050            3,264
        9.500%, 11/15/10                                   225              244
   Chiquita Brands (A)
        7.500%, 11/01/14                                   200              200
   Commonwealth Brands (A)
       10.625%, 09/01/08                                 1,650            1,716
   Del Monte
        8.625%, 12/15/12                                   755              840
   Dole Foods
        8.625%, 05/01/09                                   410              447
   Fleming (C)
       10.125%, 04/01/08                                 2,175              386
        9.250%, 06/15/10 (G)                               400               71
   General Nutrition Center
        8.500%, 12/01/10                                   325              332



--------------------------------------------------------------------------------
86          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Johnson Diversey Holdings (B)
        9.485%, 05/15/13                         $         650    $         536
   Lazydays (A)
       11.750%, 05/15/12                                 2,500            2,625
   Le-Natures (A)
       10.000%, 06/15/13                                 4,000            4,260
   Leiner Health (A)
       11.000%, 06/01/12                                 2,800            2,975
   Merisant (A)
        9.500%, 07/15/13                                   900              855
   Natural Beef Pack
       10.500%, 08/01/11                                 1,300            1,333
   Petco Animal Supplies
       10.750%, 11/01/11                                   830              963
   Pilgrims Pride
        9.250%, 11/15/13                                   150              165
   Rite Aid
       12.500%, 09/15/06                                   325              369
        7.700%, 02/15/27                                   300              251
        6.875%, 08/15/13 (G)                               400              350
   Seminis Vegetable Seeds
       10.250%, 10/01/13                                 3,625            4,042
                                                                  -------------
                                                                         28,837
                                                                  -------------

ENERGY -- 6.5%
   Baytex Energy
        9.625%, 07/15/10                                 1,225            1,317
   Belden & Blake (A)
        8.750%, 07/15/12                                   750              799
   Chesapeake Energy
        7.750%, 01/15/15                                 1,000            1,090
        7.000%, 08/15/14 (A)                             1,025            1,084
        6.875%, 01/15/16 (G)                             3,195            3,339
   Citgo Petroleum
       11.375%, 02/01/11                                   800              942
   Dynegy Holdings
        8.750%, 02/15/12 (G)                             2,550            2,652
        8.020%, 07/15/08 (A) (D)                         3,000            3,210
        7.625%, 10/15/26                                   775              670
        7.125%, 05/15/18                                   150              131
        6.875%, 04/01/11 (G)                               475              452
   El Paso
        9.625%, 05/15/12                                 3,145            3,294
        7.875%, 06/15/12 (G)                               400              397
        7.625%, 09/01/08 (G)                             5,100            5,138
        7.000%, 05/15/11 (G)                               975              941
        6.950%, 06/01/28                                 1,650            1,328
        6.500%, 05/15/06 (G)                               350              356
   El Paso MTN
        7.800%, 08/01/31                                 1,100              965
        7.375%, 12/15/12                                   800              772
   El Paso Natural Gas, Ser A
        7.625%, 08/01/10                                 3,490            3,734

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Energy Partners
        8.750%, 08/01/10                         $       1,355    $       1,470
   Forest Oil
        8.000%, 12/15/11 (A)                             1,770            1,987
        7.750%, 05/01/14                                   830              903
   Frontier Oil (A)
        6.625%, 10/01/11                                 1,250            1,266
   Giant Industries
       11.000%, 05/15/12                                 1,859            2,129
        8.000%, 05/15/14                                 3,550            3,621
   Hanover Compressor
        9.000%, 06/01/14                                 1,950            2,140
        8.625%, 12/15/10                                 1,500            1,628
   Newfield Exploration
        8.375%, 08/15/12                                 1,700            1,913
        7.625%, 03/01/11 (G)                             1,950            2,184
   Parker Drilling
        9.625%, 10/01/13                                 2,400            2,676
        6.540%, 09/01/10 (A) (D)                         5,700            5,714
   Petroleum Geo-Services
       10.000%, 11/05/10                                 4,864            5,508
   Premcor Refining Group
        7.750%, 02/01/12                                 2,215            2,414
   Range Resources
        7.375%, 07/15/13                                   500              525
   SESI LLC (G)
        8.875%, 05/15/11                                 2,000            2,185
   United Refining (A)
       10.500%, 08/15/12                                 5,395            5,301
   Vintage Petroleum
        8.250%, 05/01/12                                 1,325            1,474
                                                                  -------------
                                                                         77,649
                                                                  -------------

FINANCIALS -- 13.8%
   Alamosa Delaware (G)
        8.500%, 01/31/12                                   975              987
   Allstate Life Global Funding (D) (H)
        1.750%, 10/14/05                                 1,260            1,260
   Arch Western Finance (A)
        7.500%, 07/01/13                                 1,835            1,973
   Atlantic Broadband Financing (A) (D)
        9.375%, 01/15/14                                   550              521
   Atlantic Broadband Financing (D)+
        4.370%, 07/29/11                                 1,000            1,013
   BCP Caylux Holding Loan (D)+
        5.730%, 12/15/11                                 1,000            1,018
   Belford Funding (D) (H)
        1.811%, 02/02/05                                 5,038            5,038
   Blue Heron Funding (D) (H)
        1.870%, 02/23/05                                 5,038            5,038
        1.857%, 03/18/05                                 2,267            2,267
   Bradford & Bingley (D) (H)
        1.732%, 01/07/05                                 3,174            3,172



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          87

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

High Yield Bond Fund (Continued)

September 30, 2004

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
CB Richard Ellis Service
    11.250%, 06/15/11                            $         950    $       1,109
     9.750%, 05/15/10 (G)                                  471              533
CCFC (D)+
     7.840%, 08/26/09                                    2,985            3,201
CCN Bluegrass (D) (H)
     1.891%, 08/18/05                                    3,778            3,778
CIT Group (D) (H)
     1.870%, 12/01/04                                    3,023            3,023
Chase Funding Loan Acquisition,
  Ser 2003-C1, Cl 2A2 (D)
     2.170%, 01/25/33                                    2,195            2,199
Choctaw Resort Development
     9.250%, 04/01/09                                      590              630
Citifinancial Mortgage Securities (D)
     2.130%, 08/25/33                                      685              685
Commodore (D) (H)
     1.970%, 12/12/38                                    1,511            1,511
Countrywide Home Loans (D) (H)
     2.030%, 06/23/05                                    2,015            2,015
     1.850%, 08/26/05                                    1,511            1,511
     1.830%, 02/23/05                                    1,461            1,461
     1.820%, 05/20/05                                    1,008            1,008
Crum & Forster
    10.375%, 06/15/13                                    1,000            1,068
Davis Square Funding (D) (H)
     1.726%, 04/06/05                                    2,519            2,519
     1.726%, 05/06/05                                    2,519            2,519
Denny's Term Loan (D)+
     6.945%, 08/17/10                                    2,500            2,513
Drivetime Auto Owner Trust (H)
     1.640%, 07/15/05                                      935              935
Duke Funding (D) (H)
     1.650%, 04/08/05                                    2,519            2,519
Dynegy Bank Loan (D)+
     5.670%, 05/27/10                                      998            1,017
Fairfax Financial Holdings
     8.250%, 10/01/15                                      930              846
     7.750%, 04/26/12                                      750              678
Felcor Lodging
     9.000%, 06/01/11                                      150              165
Finova Group
     7.500%, 11/15/09                                    3,086            1,539
Five Finance (D) (H)
     1.838%, 09/22/05                                    7,154            7,150
Foundation Coal (D)+
     3.680%, 06/23/11                                    1,000            1,008
Fremont General, Ser B
     7.875%, 03/17/09                                    1,500            1,469
Fremont Home Loan Trust (D)
     2.210%, 01/25/34                                    1,212            1,212
Global Cash (A)
     8.750%, 03/15/12                                    1,630            1,728

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
Guilford Mills (D)+
     5.810%, 05/26/10                            $         904    $         889
Harrier Finance Funding (D) (H)
     1.887%, 06/15/05                                    4,383            4,383
Harwood (D) (H)
     1.870%, 09/20/05                                    6,398            6,398
Irish Life & Permanent (D) (H)
     1.837%, 10/21/05                                    4,685            4,685
Kgen Partners (D)+
    13.188%, 05/25/11                                    3,260            3,325
LNR Property, Ser A
     7.250%, 10/15/13                                    1,725            1,880
Lakeside Funding (D) (H)
     1.790%, 10/08/04                                    4,635            4,635
Liberty Light US Capital (D) (H)
     1.737%, 02/09/05                                    2,519            2,519
     1.735%, 01/14/05                                    2,519            2,519
Meristar Hospitality
    10.500%, 06/15/09                                       75               82
Merrill Investors (D)
     2.140%, 10/25/34                                      568              568
Metris (D)+
    10.600%, 05/06/07                                    3,000            3,146
Morgan Stanley (D) (H)
     1.696%, 10/04/05                                    1,008            1,008
New ASAT (A)
     9.250%, 02/01/11                                    2,575            2,163
Nexstar Finance LLC
    12.000%, 04/01/08                                    1,900            2,090
Option One Mortgage Loan Trust (D)
     2.140%, 04/25/33                                    1,931            1,932
     2.100%, 09/25/31                                      527              527
Orchid Structured Finance (D) (H)
     1.820%, 11/18/04                                    3,289            3,289
Pacific Life Global Funding (D) (H)
     1.740%, 10/13/05                                    3,778            3,778
Pamco (D)
     3.044%, 05/01/10                                    1,775            1,385
Poster Financial Group
     8.750%, 12/01/11                                      300              312
RMAC (D) (H)
     1.840%, 06/12/05                                    2,267            2,267
Refco Finance Holdings (A)
     9.000%, 08/01/12                                    1,375            1,468
Reliant Resources, Ser A (D)+
     5.350%, 03/15/07                                      940              940
Rockwood Senior (D)+
     9.710%, 07/30/14                                    2,350            2,350
Saturn Ventures (D) (H)
     1.644%, 02/07/05                                    2,519            2,519
Senior Housing
     7.875%, 04/15/15                                    2,025            2,197
Ship Finance MTN
     8.500%, 12/15/13                                    5,755            5,726



--------------------------------------------------------------------------------
88          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Sigma Finance (D) (H)
        1.649%, 01/04/05                         $       3,023    $       3,022
        1.630%, 11/01/04                                 1,511            1,511
   Tech Olympic USA
        7.500%, 03/15/11                                 1,875            1,908
   U.S. Trust (D) (H)
        1.865%, 09/12/05                                 5,038            5,038
   United Airlines (D)+
        8.000%, 06/30/05                                 1,000            1,014
   Universal City Development
       11.750%, 04/01/10                                 2,250            2,621
   Washington Mutual Bank (D) (H)
        1.730%, 08/18/05                                 5,038            5,038
   White Pine Finance (D) (H)
        1.756%, 03/11/05                                 1,259            1,259
   Whitehawk Funding (D) (H)
        1.741%, 06/15/05                                 1,259            1,259
                                                                  -------------
                                                                        165,486
                                                                  -------------

HEALTH CARE -- 6.6%
   Alliance Imaging
       10.375%, 04/15/11                                   825              896
   Allied Waste
        6.375%, 04/15/11                                 2,945            2,864
   Amerisourcebergen
        7.250%, 11/15/12                                 1,000            1,085
   Ardent Health Services
       10.000%, 08/15/13                                 2,500            2,562
   Biovail
        7.875%, 04/01/10                                 5,085            5,187
   Concentra Operating
        9.500%, 08/15/10                                   575              635
        9.125%, 06/01/1 (A)                                350              383
   Curative Health Services
       10.750%, 05/01/11                                 4,250            3,889
   Duane Reade (A) (G)
        9.750%, 08/01/11                                 1,190            1,125
   Encore Medical (A)
        9.750%, 10/01/12                                 1,000              988
   Hanger Orthopedic Group (G)
       10.375%, 02/15/09                                 1,950            1,794
   Icon Health & Fitness
       11.250%, 04/01/12                                   750              803
   Insight Health Services, Ser B (G)
        9.875%, 11/01/11                                 7,000            7,000
   Inverness Medical Innovations (A)
        8.750%, 02/15/12                                 1,575            1,583
   Kinetic Concepts
        7.375%, 05/15/13                                   568              596
   MQ Associates (A) (E)
       12.250%, 08/15/12                                 4,500            2,835
   Mariner Health Care (A)
        8.250%, 12/15/13                                   525              564

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Medcath Holdings (A)
        9.875%, 07/15/12                         $       2,000    $       2,090
   Medical Device (A)
       10.000%, 07/15/12                                   425              451
   Medquest, Ser B
       11.875%, 08/15/12                                 2,500            2,850
   National Nephrology (A)
        9.000%, 11/01/11                                   750              867
   Norcross Safety Products, Ser B
        9.875%, 08/15/11                                 1,650            1,790
   Polypore (A)
        8.750%, 05/15/12                                   750              778
   Sybron Dental Specialties
        8.125%, 06/15/12                                   850              920
   Tenet Healthcare (A)
        9.875%, 07/01/14                                 2,623            2,741
   Town Sports International (A)
       11.000%, 02/01/14                                 7,975            4,067
   US Oncology (A)
       10.750%, 08/15/14 (G)                             9,020            9,268
        9.000%, 08/15/12                                 2,825            2,924
   VWR International (A)
        8.000%, 04/15/14                                 1,250            1,322
        6.875%, 04/15/12                                   700              732
   Vanguard Health (A)
        9.000%, 10/01/14                                10,105           10,130
   WH Holdings
        9.500%, 04/01/11                                 3,000            3,248
                                                                  -------------
                                                                         78,967
                                                                  -------------

INDUSTRIALS -- 17.7%
   Aavid Thermal Technology
       12.750%, 02/01/07                                 1,600            1,728
   Advanstar Communications (G)
       10.750%, 08/15/10                                 1,425            1,578
   Aearo
        8.250%, 04/15/12                                   685              699
   Air 2 US (A)
        8.027%, 10/01/19                                 2,886            2,411
   Alderwoods Group (A)
        7.750%, 09/15/12                                   550              582
   Allied Holdings, Ser B
        8.625%, 10/01/07                                 3,800            2,964
   Allied Waste North America (G)
        6.125%, 02/15/14                                 1,485            1,385
   Ames True Temper (A)
       10.000%, 07/15/12                                 5,925            6,051
   Amscan Holdings (A)
        8.750%, 05/01/14                                 2,520            2,570
   Amsted Industries (A)
       10.250%, 10/15/11                                 1,875            2,062
   Appleton Papers (A)
        9.750%, 06/15/14                                 6,000            6,180
        8.125%, 06/15/11                                   250              257



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          89

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

High Yield Bond Fund (Continued)

September 30, 2004

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
Argo Technology (A)
     9.250%, 06/01/11                            $         175    $         188
Associated Materials
     9.750%, 04/15/12                                      260              298
Atrium, Ser B
    10.500%, 05/01/09                                      500              525
Autocam (A)
    10.875%, 06/15/14                                      100              100
BE Aerospace (G)
     9.500%, 11/01/08                                    2,200            2,277
BE Aerospace, Ser B (G)
     8.000%, 03/01/08                                    2,200            2,172
Blount
     8.875%, 08/01/12                                    2,420            2,571
Borden (A) (D)
     6.430%, 07/15/10                                    1,873            1,896
Brand Services
    12.000%, 10/15/12                                      500              567
Brickman Group, Ser B
    11.750%, 12/15/09                                      275              318
Buhrmann (A)
     8.250%, 07/01/14                                    2,425            2,425
Case New Holland (A)
     9.250%, 08/01/11 (G)                                  900            1,008
     6.000%, 06/01/09                                      275              272
Caterpillar (D) (H)
     1.701%, 07/11/05                                    2,519            2,519
Cenveo (G)
     7.875%, 12/01/13                                    6,050            5,899
Chukchansi Economic Development Authority (A)
    14.500%, 06/15/09                                    3,035            3,794
Coinmach
     9.000%, 02/01/10                                    4,255            4,415
Consolidated Holdings (A)
     9.750%, 04/01/12                                      925              948
Continental Airlines
     8.000%, 12/15/05                                    1,495            1,368
Continental Airlines, Ser 982A
     6.410%, 04/15/07                                    1,470            1,346
Continental Airlines, Ser 991A
     6.545%, 02/02/19                                    2,530            2,441
Cornell (A) (G)
    10.750%, 07/01/12                                    1,775            1,779
Crystal US Holdings (A) (B) (G)
    10.500%, 10/01/14                                    4,375            2,614
Dayton Superior
    10.750%, 09/15/08                                    3,250            3,477
Delta Air Lines, Ser 2001-1, Cl A-2
     7.111%, 09/18/11                                    2,250            2,021
Delta Airlines, Ser 2000-1, Cl A2 (G)
     7.570%, 11/18/10                                    5,710            5,128
EB Aerospace
     8.500%, 10/01/10                                      500              545

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
Erico International
     8.875%, 03/01/12                            $         350    $         362
Gencorp
     9.500%, 08/15/13                                    5,750            6,152
General Binding
     9.375%, 06/01/08                                    1,000            1,017
Geo Sub (A)
    11.000%, 05/15/12                                    1,225            1,158
Great Lakes Dredge & Dock (G)
     7.750%, 12/15/13                                    1,450            1,254
Gulfmark Offshore (A)
     7.750%, 07/15/14                                    2,875            2,911
Horizon Lines (A)
     9.000%, 11/01/12                                    2,850            3,007
Huntsman Advance Materials (A)
    11.000%, 07/15/10                                    1,000            1,160
Interface
     9.500%, 02/01/14                                      550              569
Invensys PLC (A)
     9.875%, 03/15/11                                    2,825            2,896
Iron Mountain
     6.625%, 01/01/16                                       75               73
JB Poindexter (A)
     8.750%, 03/15/14                                      100              106
Jostens (A)
     7.625%, 10/01/12                                      800              804
K Hovnavian Enterprises
     8.000%, 04/01/12                                      565              626
Kansas City Southern
     9.500%, 10/01/08                                    3,300            3,614
L-3 Communications
     6.125%, 07/15/13                                      720              729
Laidlaw International
    10.750%, 06/15/11                                    3,625            4,137
Language Line (A)
    11.125%, 06/15/12                                    2,710            2,778
MMI Products, Ser B
    11.250%, 04/15/07                                    2,000            2,020
Maax (A)
     9.750%, 06/15/12                                      650              689
Medianews
     6.375%, 04/01/14                                      725              714
Meritage Homes (G)
     7.000%, 05/01/14                                    3,925            4,023
Monitronics International (A)
    11.750%, 09/01/10                                    2,000            2,180
Mueller Group (A)
    10.000%, 05/01/12                                    6,085            6,572
     6.444%, 11/01/11                                    2,265            2,333
NCL (A)
    10.625%, 07/15/14                                    2,950            3,090
National Waterworks, Ser B
    10.500%, 12/01/12                                    1,050            1,192



--------------------------------------------------------------------------------
90          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Navistar International (G)
        7.500%, 06/15/11                         $       5,510    $       5,882
   Nebraska Book
        8.625%, 03/15/12                                   925              920
   North Atlantic Trading
        9.250%, 03/01/12                                   125              120
   OMI
        7.625%, 12/01/13                                 1,000            1,026
   Park-Ohio Industries
        9.250%, 12/01/07                                 2,390            2,426
   Prestige Brands (A)
        9.250%, 04/15/12                                   250              245
   Quality Distributors (A)
        9.000%, 11/15/10                                 2,400            2,283
   Qwest (A)
        7.875%, 09/01/11                                   375              389
   Rainbow National Services LLC (A)
        8.750%, 09/01/12                                 2,225            2,308
   Riddell Bell Holdings (A)
        8.375%, 10/01/15                                 1,000            1,016
   SPX
        7.500%, 01/01/13                                   900              915
   Schuler Homes
       10.500%, 07/15/11                                   425              489
   Seitel
       11.750%, 07/15/11                                   825              844
   Service
        7.700%, 04/15/09                                 2,000            2,155
        6.750%, 04/01/16 (A)                               850              850
   Southern Star
        8.500%, 08/01/10                                 1,000            1,090
   Standard Pacific (G)
        7.750%, 03/15/13                                 1,780            1,936
   TD Funding (G)
        8.375%, 07/15/11                                 1,100            1,177
   TFM
       12.500%, 06/15/12                                   375              416
       11.252%, 06/15/09 (B)                             4,905            4,954
   THL Buildco (A) (G)
        8.500%, 09/01/14                                 3,700            3,876
   Tech Olympic USA
       10.375%, 07/01/12                                 6,750            7,560
   Tempur Pedic
       10.250%, 08/15/10                                 1,170            1,331
   Terex
        9.250%, 07/15/11                                 1,000            1,120
        7.375%, 01/15/14 (G)                             3,700            3,885
   Terex, Ser B
       10.375%, 04/01/11                                    62               70
   Thermadyne Holdings
        9.250%, 02/01/14                                   875              851
   Transportation Technology (A)
       12.500%, 03/31/10                                 1,525            1,565
   UGS (A) (G)
       10.000%, 06/01/12                                   200              218

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   US Concrete
        8.375%, 04/01/14                         $       2,450    $       2,560
   United Rentals
        7.750%, 11/15/13                                 4,950            4,641
   Unova
        7.000%, 03/15/08                                   400              412
   Waste Services (A)
        9.500%, 04/15/14                                   450              428
   Westinghouse Air Brake
        6.875%, 07/31/13                                 1,000            1,025
   Williams (A) (D)
        4.944%, 05/01/09                                 2,300            2,386
   Xerox
        8.000%, 02/01/27 (G)                             9,075            8,939
        7.625%, 06/15/13                                   655              707
        6.875%, 08/15/11                                 1,215            1,270
                                                                  -------------
                                                                        211,829
                                                                  -------------

INFORMATION TECHNOLOGY -- 1.4%
   Activant Solutions
       10.500%, 06/15/11                                   725              747
   Amkor Technologies
       10.500%, 05/01/09 (G)                             1,600            1,360
        7.125%, 03/15/11                                   400              328
   Communications & Power
        8.000%, 02/01/12                                   200              209
   Freescale Semiconductor (A)
        7.125%, 07/15/14                                 1,840            1,914
        4.380%, 07/15/09 (D)                             1,875            1,922
   On Semiconductor
       15.800%, 08/04/11 (A) (E)                         1,675            2,261
       12.000%, 03/15/10 (G)                               737              847
   Panamsat Holdings (A) (B)
       10.500%, 11/01/14                                 5,180            3,024
   Rhythms Netconnections (F) (J)
       12.750%, 04/15/09                                 1,126               --
   Sup Essx Communication &
     Essx Group (A)
        9.000%, 04/15/12                                 1,350            1,350
   Unisys
        6.875%, 03/15/10                                 1,530            1,595
   Viasystems
       10.500%, 01/15/11                                   875              831
                                                                  -------------
                                                                         16,388
                                                                  -------------

MATERIALS -- 13.1%
   AK Steel
        9.000%, 09/15/07                                   900              907
        7.875%, 02/15/09 (G)                             1,075            1,067
        7.750%, 06/15/12 (G)                             9,200            8,993
   Anchor Glass Container
       11.000%, 02/15/13                                   275              313
   Berry Plastics
       10.750%, 07/15/12                                 1,050            1,186



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          91

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

High Yield Bond Fund (Continued)

September 30, 2004

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Bway
       10.000%, 10/15/10                         $       4,675    $       5,119
   Century Aluminum (A)
        7.500%, 08/15/14                                   875              921
   Consolidated Containers
       10.750%, 06/15/09 (A) (B)                         1,275            1,026
       10.125%, 07/15/09 (G)                               975              916
   Constar International (G)
       11.000%, 12/01/12                                 1,850            1,748
   Crompton (A)
        9.875%, 08/01/12                                 4,475            4,699
        7.670%, 08/01/10 (D) (G)                           900              936
   Crown Cork & Seal
        8.000%, 04/15/23                                 2,875            2,674
        7.000%, 12/15/06                                 1,500            1,545
   Crown Euro Holdings
       10.875%, 03/01/13                                 3,125            3,633
        9.500%, 03/01/11                                   540              602
   Equistar Chemical
       10.625%, 05/01/11                                 4,655            5,307
       10.125%, 09/01/08                                 2,100            2,368
        8.750%, 02/15/09 (G)                               775              835
   Fastentech (A) (G)
       11.500%, 05/01/11                                 1,450            1,631
   Fisher Scientific (A)
        6.750%, 08/15/14                                   750              787
   Foamex (G)
       13.500%, 08/15/05                                   475              456
        9.875%, 06/15/07                                 3,725            2,794
   Freeport McMoran
        6.875%, 02/01/14                                 9,150            8,830
   Georgia Gulf
        7.125%, 12/15/13                                   600              622
   Georgia-Pacific
        9.375%, 02/01/13                                 2,980            3,509
        7.750%, 11/15/29                                 1,370            1,473
   Goodyear Tire & Rubber (G)
        7.857%, 08/15/11                                 4,975            4,689
   Graham Packaging
        9.875%, 10/15/14                                 2,950            3,020
        8.500%, 10/15/12                                   925              943
   Graphic Packaging International
        9.500%, 08/15/13                                 1,500            1,714
   HMP Equity Holdings (E)
       15.430%, 05/15/08                                   800              504
   Hexcel (G)
        9.750%, 01/15/09                                 1,000            1,050
   Huntsman ICI Chemicals (G)
       10.125%, 07/01/09                                 3,350            3,518
   Huntsman International LLC
       15.470%, 12/31/09 (E)                               300              159
       11.625%, 10/15/10                                 1,285            1,487
       11.500%, 07/15/12 (A) (G)                         2,050            2,263
        8.800%, 07/15/11 (A) (D)                         1,500            1,583

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   IMCO Recycling
       10.375%, 10/15/10                         $         350    $         385
   Innophos (A)
        8.875%, 08/15/14                                   375              399
   International Steel Group (A)
        6.500%, 04/15/14                                 2,335            2,335
   Intertape Polymer (A)
        8.500%, 08/01/14                                   525              530
   Invista (A)
        9.250%, 05/01/12                                 3,350            3,576
   Ipsco
        8.750%, 06/01/13                                 3,510            4,001
   Ispat Inland
        9.750%, 04/01/14                                 1,800            1,985
        8.350%, 04/01/10 (D)                             3,375            3,594
   Jarden
        9.750%, 05/01/12                                 2,350            2,597
   Lyondell Chemical, Ser A
        9.625%, 05/01/07                                 4,825            5,253
   Massey Energy (G)
        6.625%, 11/15/10                                 2,105            2,194
   Methanex
        8.750%, 08/15/12                                 2,720            3,128
   Mueller Holdings (A) (B)
       14.750%, 04/15/14                                 5,155            3,325
   Nalco
        8.875%, 11/15/13                                 2,000            2,150
   Newark Group (A)
        9.750%, 03/15/14                                 3,300            3,399
   Nova (G)
        6.500%, 01/15/12                                 2,585            2,669
   Oregon Steel Mills (G)
       10.000%, 07/15/09                                 2,700            2,950
   Owens-Brockway Glass (G)
        8.750%, 11/15/12                                 3,000            3,330
   Owens-Illinois
        8.100%, 05/15/07 (G)                               800              840
        7.800%, 05/15/18                                   450              437
        7.350%, 05/15/08 (G)                               875              902
   Peabody Energy
        5.875%, 04/15/16                                   760              751
   Pliant
       11.125%, 06/15/09 (B)                               725              620
       11.125%, 09/01/09                                   300              310
   Resolution Performance (G)
        9.500%, 04/15/10                                 1,100            1,136
   Rhodia
       10.250%, 06/01/10                                   200              207
        8.875%, 06/01/11 (G)                             1,100              957
   Rockwood Specialties Group
       10.625%, 05/15/11                                   400              440
   Solo Cup (G)
        8.500%, 02/15/14                                 7,750            7,634



--------------------------------------------------------------------------------
92          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Tekni-Plex (A) (G)
        8.750%, 11/15/13                         $       1,525    $       1,449
   Tekni-Plex, Ser B
       12.750%, 06/15/10                                 2,750            2,296
   United Industries, Ser D
        9.875%, 04/01/09                                   775              810
   Valmont Industries (A)
        6.875%, 05/01/14                                   325              335
   Wolverine Tube
       10.500%, 04/01/09                                 1,625            1,788
        7.375%, 08/01/08 (A)                             2,245            2,223
                                                                  -------------
                                                                        156,762
                                                                  -------------

TELECOMMUNICATION SERVICES -- 8.3%
   American Cellular, Ser B
       10.000%, 08/01/11                                 1,440            1,166
   American Towers
        7.250%, 12/01/11                                   500              520
   Call-Net Enterprises
       10.625%, 12/31/08                                 1,375            1,341
   Calpoint Receivables (A)
        7.440%, 12/10/06                                 4,440            4,440
   Centennial Communications (G)
       10.750%, 12/15/08                                 1,287            1,338
       10.125%, 06/15/13                                 4,125            4,342
        8.125%, 02/01/14 (A)                             5,825            5,556
   Cincinnati Bell
        8.375%, 01/15/14 (G)                             2,850            2,601
        7.250%, 07/15/13                                 1,150            1,107
   Citizens Communications
        7.625%, 08/15/08                                   750              787
   Crown Castle International
        7.500%, 12/01/13                                 1,000            1,047
   Crown Castle International,
     Ser B (G)
        7.500%, 12/01/13                                   775              812
   Dobson Communications
       10.875%, 07/01/10                                   150              108
        8.875%, 10/01/13 (G)                             2,220            1,432
   Echostar DBS
        9.125%, 01/15/09                                 2,000            2,225
   Fairpoint Communications
       12.500%, 05/01/10                                 1,000            1,070
       11.875%, 03/01/10                                 2,050            2,337
   Fisher Communications (A)
        8.625%, 09/15/14                                 1,975            2,054
   GCI
        7.250%, 02/15/14                                   825              808
   Horizon PCS (A)
       11.375%, 07/15/12                                   350              364
   Inmarsat Finance (A)
        7.625%, 06/30/12                                   250              248

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Kabel Deutschland (A)
       10.625%, 07/01/04                         $       3,250    $       3,542
   Level 3 Communications
       12.791%, 12/01/08 (B)                               675              499
       11.000%, 03/15/08 (G)                               950              741
   Level 3 Financing (A) (G)
       10.750%, 10/15/11                                 1,250            1,053
   Lucent Technologies (G)
        6.450%, 03/15/29                                 5,575            4,516
   MCI
        7.735%, 05/01/14                                   319              302
        6.688%, 05/01/09 (G)                             5,855            5,643
        5.908%, 05/01/07                                   305              302
   Nextel Communications
        6.875%, 10/31/13                                 2,935            3,052
        5.950%, 03/15/14 (G)                             2,125            2,082
   Nortel Networks LTD
        6.125%, 02/15/06                                   700              714
   Panamsat (A)
        9.000%, 08/15/14                                 5,890            6,126
   Primus Telecommunications
       12.750%, 10/15/09                                   175              150
        8.000%, 01/15/14 (G)                             3,625            2,683
   Qwest (A) (G)
        9.125%, 03/15/12                                 1,935            2,129
   Qwest Capital Funding
        7.750%, 08/15/06                                 2,225            2,233
        7.750%, 02/15/31                                 1,925            1,473
        7.250%, 02/15/11 (G)                             5,575            4,976
        7.000%, 08/03/09 (G)                               150              137
   Qwest Communications International
        5.211%, 02/15/09 (D)                               950              905
        7.500%, 02/15/14 (G)                             1,400            1,285
   Qwest Services (A)
       13.500%, 12/15/10                                 2,300            2,685
   Rogers Wireless
        6.375%, 03/01/14                                   650              598
   Rural Cellular
        9.875%, 02/01/10 (G)                               400              396
        9.750%, 01/15/10                                   650              566
        8.250%, 03/15/12 (A)                             1,000            1,018
        6.380%, 03/15/10 (A) (D)                         1,350            1,374
   Rural Cellular, Ser B (G)
        9.625%, 05/15/08                                   810              749
   Securus Technologies (A)
       11.000%, 09/01/11                                 1,850            1,841
   Spectrasite
        8.250%, 05/15/10                                   650              699
   Time Warner Telecommunications Holdings
       10.125%, 02/01/11 (G)                               125              120
        9.250%, 02/15/14                                 1,750            1,741
        5.711%, 02/15/11                                   175              173



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          93

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

High Yield Bond Fund (Continued)

September 30, 2004

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   US Lec (A) (D)
       10.670%, 10/01/09                         $         850    $         846
   US Unwired, Ser B
       10.000%, 06/15/12 (G)                               850              882
        6.130%, 06/15/10 (D)                             1,850            1,896
   Ubiquitel
        9.875%, 03/01/11 (A)                               875              911
        9.875%, 03/01/11 (G)                             1,425            1,484
   Western Wireless
        9.250%, 07/15/13                                   950              969
                                                                  -------------
                                                                         99,194
                                                                  -------------

UTILITIES -- 6.7%
   AES
       10.000%, 07/15/05 (A) (G)                           222              225
        9.000%, 05/15/15 (A)                             4,010            4,521
        8.750%, 05/15/13 (A)                               940            1,060
        7.750%, 03/01/14                                 1,200            1,239
   Airgas
        9.125%, 10/01/11                                 2,500            2,812
   CMS Energy
        9.875%, 10/15/07                                 3,120            3,467
   Calpine
        9.875%, 12/01/11 (A)                            11,065            8,686
        9.625%, 09/30/14 (A)                             3,495            3,434
        8.750%, 07/15/07 (G)                               450              357
        8.750%, 07/15/13 (A) (G)                         3,020            2,280
        8.500%, 07/15/10 (A) (G)                         1,000              765
        7.750%, 04/15/09                                   300              192
        7.625%, 04/15/06 (G)                               150              139
        7.350%, 07/15/07 (A) (D)                         4,208            3,671
   Calpine Canada Energy (G)
        8.500%, 05/01/08                                 3,565            2,460
   Edison Mission Energy
        9.875%, 04/15/11                                   450              524
   Gulfterra Energy Partners, Ser B
        8.500%, 06/01/10                                   594              691
   Homer City Funding LLC
        8.734%, 10/01/26                                   999            1,119
   Illinova
       11.500%, 12/15/10                                 5,000            5,925
   Midwest Generation LLC (G)
        8.750%, 05/01/34                                 5,061            5,516
   Mirant Americas (C) (G)
        8.500%, 10/01/21                                 4,500            3,937
   Mission Energy Holding
       13.500%, 07/15/08                                 1,395            1,765
   NCG, Ser B
        8.316%, 06/01/27                                 3,150            2,520
   NRG (A)
        8.000%, 12/15/13                                 2,000            2,143
   Nevada Power (A)
        6.500%, 04/15/12                                    75               77

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Northwest Pipeline
        8.125%, 03/01/10                         $         425    $         477
   Pacific Energy (A)
        7.125%, 06/15/14                                   425              460
   Reliant Energy
        9.250%, 07/15/10                                 1,220            1,310
   Reliant Resources (G)
        9.500%, 07/15/13                                   645              701
   Secunda (A) (D)
        9.760%, 09/01/12                                 1,250            1,241
   Sonat
        7.625%, 07/15/11                                 1,875            1,847
   Southern Natural Gas
        8.875%, 03/15/10                                   725              816
   Star Gas Partner
       10.250%, 02/15/13                                   125              137
   Teco Energy
       10.500%, 12/01/07                                 2,140            2,482
        7.500%, 06/15/10                                 2,250            2,430
        7.000%, 05/01/12                                 1,500            1,571
   Tennessee Gas Pipeline
        7.500%, 04/01/17                                 1,000            1,038
   Transcont Gas Pipeline
        7.250%, 12/01/26                                 2,985            3,112
   Utilicorp Canada Finance
        7.750%, 06/15/11                                 3,000            3,060
                                                                  -------------
                                                                         80,207
                                                                  -------------

Total Corporate Obligations
   (Cost $1,223,390) ($ Thousands)                                    1,231,636
                                                                  -------------

COMMERCIAL PAPER (I) -- 4.3%
FINANCIALS -- 4.3%
   Atlantis One Funding (H)
        1.312%, 11/02/04                                 2,519            2,516
   Altamira Funding (H)
        1.902%, 10/25/04                                 2,519            2,516
   CIT Group (H)
        1.212%, 11/22/04                                 1,814            1,810
        1.181%, 10/25/04                                 1,370            1,369
   General Electric Capital
        1.740%, 10/01/04                                13,006           13,006
   Golden Fish (H)
        1.902%, 10/22/04                                 1,888            1,886
        1.892%, 10/18/04                                 2,171            2,169
   Harrier Finance Funding (H)
        1.885%, 11/22/04                                    21               21
   Household Finance (H)
        1.900%, 10/04/04                                 7,557            7,556
   Mitten (H)
        1.920%, 10/01/04                                 5,038            5,038
   Stanley Works (H)
        1.925%, 11/17/04                                 2,519            2,513



--------------------------------------------------------------------------------
94          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                            Face Amount/Shares     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Tannehill Capital (H)
        1.300%, 10/06/04                         $       3,191    $       3,190
   Times Mirror (H)
        1.915%, 11/15/04                                 5,038            5,026
        1.810%, 10/06/04                                 2,519            2,518
                                                                  -------------

Total Commercial Paper
   (Cost $51,134) ($ Thousands)                                          51,134
                                                                  -------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.1%
   FHLMC, Ser 2603, Cl LI IO
        5.500%, 09/15/28                                 2,235              314
   FHLMC, Ser 2621, Cl LJ IO
        5.500%, 12/15/26                                 4,439              531
   FHLMC, Ser 2696, Cl NI IO
        5.500%, 03/15/23                                 2,950              233
   FNMA, Ser 2003-37, Cl LG IO
        5.500%, 05/25/32                                 2,718              362
   FNMA, Ser 342, Cl 2 IO
        6.000%, 09/01/33                                   854              174
                                                                  -------------

Total U.S. Government Agency Obligations
   (Cost $1,608) ($ Thousands)                                            1,614
                                                                  -------------

PREFERRED/CONVERTIBLE STOCKS -- 1.4%
   Crown Castle*                                        57,000            2,601
   Dobson Communications (G)*                           36,060            1,515
   General Nutrition Center (A)                          1,750            1,855
   Granite*                                             19,500              956
   Paxson Communications PIK*                              285               21
   Paxson Communications PIK (G)*                       78,200            5,865
   Primedia, Ser D                                      26,500            2,451
   Primedia, Ser H                                       6,000              498
   Rural Cellular PIK (G)*                              11,070              653
   Rural Cellular, Ser B PIK*                            9,500              793
                                                                  -------------

Total Preferred/Convertible Stocks
   (Cost $20,747) ($ Thousands)                                          17,208
                                                                  -------------

COMMON STOCK -- 0.4%
   Crown Castle International*                          13,763              205
   MCI*                                                182,593            3,058
   Telewest Global Incorporated (G)*                   175,170            2,036
                                                                  -------------

Total Common Stock
   (Cost $6,953) ($ Thousands)                                            5,299
                                                                  -------------

-------------------------------------------------------------------------------
                                            Shares/Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------

                                                     Number of
                                                      Warrants
WARRANTS -- 0.1%
   American Tower, Expires 08/01/08*                       725    $         137
   Horizon PCS, Expires 10/01/10 (F)*                    3,100               --
   Huntsman, Expires 05/15/2011*                           800              184
   IPCS, Expires 07/15/10 (F)*                           1,250               --
   Iwo Holdings, Expires 01/15/11 (F)*                   1,850               --
   Leap Wireless International,
     Expires 04/15/10 (F)*                               4,700               --
   Mueller Holdings, Expires 04/15/14*                   5,155              309
   Pegasus Communications,
     Expires 01/01/07*                                     250               --
   Travelcenters of America,
     Expires 05/01/09 (F)*                              10,000               50
                                                                  -------------

Total Warrants
   (Cost $323) ($ Thousands)                                                680
                                                                  -------------

CASH EQUIVALENTS -- 3.1%
   AIM Investco Treasurer's
     Money Market Reserve Fund (H)                   1,259,472            1,259
   Bear Stearns Master Notes (H)                     5,037,890            5,038
   SEI Daily Income Trust,
     Prime Obligation Fund, Cl A++                  30,816,242           30,816
                                                                  -------------

Total Cash Equivalents
   (Cost $37,113) ($ Thousands)                                          37,113
                                                                  -------------

REPURCHASE AGREEMENTS (H) -- 3.7%
   Barclays
     1.870%, dated 09/30/04, to be
     repurchased on 10/01/04, repurchase
     price $42,378,913 (collateralized by
     various U.S. Government Obligations,
     ranging in par value $79,347-
     $2,521,464, 0.000%-6.625%,
     11/12/04-11/15/30; with total
     market value $43,224,258)                   $      42,377           42,377
   Lehman Brothers
     1.870%, dated 09/30/04, to be
     repurchased on 10/01/04,
     repurchase price $2,317,550
     (collateralized by various
     U.S. Government Obligations,
     ranging in par value $311,090-
     $987,930, 3.500%-6.250%,
     07/20/07-07/15/32; with total
     market value $2,363,822)                            2,317            2,317
                                                                  -------------

Total Repurchase Agreements
   (Cost $44,694) ($ Thousands)                                          44,694
                                                                  -------------

Total Investments -- 116.0%
   (Cost $1,385,962) ($ Thousands)                                    1,389,378
                                                                  -------------



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          95

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

High Yield Bond Fund (Concluded)

September 30, 2004

-------------------------------------------------------------------------------
                                                                          Value
Description                                                       ($ Thousands)
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (16.0)%
Payable upon Return on Securities Loaned                          $    (193,489)
Investment Advisory Fees Payable                                           (404)
Administration Fees Payable                                                (336)
Shareholder Servicing Fees Payable                                          (49)
Other Assets and Liabilities, Net                                         2,454
                                                                  -------------

Total Other Assets and Liabilities                                     (191,824)
                                                                  -------------

Net Assets -- 100%                                                $   1,197,554
                                                                  =============

NET ASSETS:
Paid-in-Capital
   (unlimited authorization -- no par value)                      $   1,334,345
Accumulated net realized loss on investments                           (140,207)
Net unrealized appreciation on investments                                3,416
                                                                  -------------

Net Assets -- 100.0%                                              $   1,197,554
                                                                  =============

Net Asset Value, Offering and Redemption
   Price Per Share -- Class A
   ($1,197,554,079 / 139,645,818 shares)                          $        8.58
                                                                  =============

*   Non-income producing security.
+   Bank Loan.
++  See Note 3 in Notes to Financial Statements.
(A) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(B) Step Bonds -- The rate reflected on the Statement of Net Assets is the effective yield on September 30, 2004. The coupon on a step bond changes on a specified date.
(C) Security in default on interest payments.
(D) Variable Rate Security -- The rate reported on the Statement of Net Assets is the rate in effect as of September 30, 2004.
(E) Zero-coupon security. Rate shown is the effective yield at the date of purchase.
(F) Securities considered illiquid. The total value of such securities as of September 30, 2004 was $50,073 and represented 0.00% of Net Assets.
(G) This security or a partial position of this security is on loan at September 30, 2004 (see Note 7). The total value of securities on loan at September 30, 2004 was $181,976,277.
(H) This security was purchased with cash collateral held from securities lending (see Note 7). The total value of such securities as of September 30, 2004 was $193,488,868.
(I) The rate reported is the effective yield at time of purchase.
(J) Securities fair valued using method determined in good faith by the Valuation Committee of the Board of Trustees. The total value of such securities as of September 30, 2004 was $0 and represented 0.00% of Net Assets.
CV    -- Convertible Security
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA  -- Federal National Mortgage Association
IO    -- Interest Only
LLC   -- Limited Liability Company
LP    -- Limited Partnership
MTN   -- Medium Term Note
PCS   -- Personal Communications Service
PIK   -- Payment-in-Kind
PLC   -- Public Limited Company
Ser   -- Series
Amounts designated as "--" are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
96          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

Statement of Assets and Liabilities ($ Thousands)

September 30, 2004

-------------------------------------------------------------------------------------
                                                                           CORE FIXED
                                                                               INCOME
                                                                                 FUND
-------------------------------------------------------------------------------------
ASSETS:
  Investments at value (Cost $5,127,876)                                  $ 5,198,516
  Investments in affiliated registered investment company
    at value (cost $59,476)                                                    59,476
  Cash                                                                            423
  Receivable for investment securities sold                                   542,004
  Interest receivable                                                          28,628
  Receivable for capital shares sold                                            2,752
  Variation margin receivable                                                     298
-------------------------------------------------------------------------------------
  Total Assets                                                              5,832,097
-------------------------------------------------------------------------------------

LIABILITIES:
  Options written, at value (premium received $1,387)                           2,730
  Payable for investment securities purchased                                 878,068
  Payable for portfolio shares redeemed                                         6,575
  Income distribution payable                                                     855
  Payable upon return on securities loaned                                    864,166
  Investment advisory fees payable                                                812
  Administration fees payable                                                     937
  Shareholder servicing fees payable                                              194
  Administration servicing fees payable                                             2
  Trustees' fees payable                                                            1
  Accrued expenses payable                                                        272
-------------------------------------------------------------------------------------
  Total Liabilities                                                         1,754,612
-------------------------------------------------------------------------------------
Total Net Assets                                                          $ 4,077,485
-------------------------------------------------------------------------------------

NET ASSETS:
  Paid-in-Capital
    (unlimited authorization -- no par value)                             $ 3,980,734
  Distributions in excess of net investments income                                (2)
  Accumulated net realized gain on investments and futures contracts           26,543
  Net unrealized appreciation on investments and option contracts              69,297
  Net unrealized appreciation on futures contracts                                913
-------------------------------------------------------------------------------------
Total Net Assets -- 100.0%                                                $ 4,077,485
=====================================================================================
Net Asset Value, Offering and Redemption Price Per Share -- Class A
  ($4,067,065,495 / 381,909,813 shares)                                   $     10.65
-------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share -- Class I
  ($10,419,670 / 978,672 shares)                                          $     10.65
=====================================================================================

The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          97

--------------------------------------------------------------------------------

Statement of Operations ($ Thousands)

For the year or period ended September 30, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                                   TAX-MANAGED        LARGE CAP        LARGE CAP      TAX-MANAGED            SMALL
                                                     LARGE CAP            VALUE           GROWTH        SMALL CAP        CAP VALUE
                                                          FUND             FUND             FUND             FUND             FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

  Dividends                                        $    32,549      $    96,834      $    30,938      $     1,489     $     11,093
  Dividends from Affiliated Registered Investment
    Company                                                319              471              759               90              263
  Interest                                                  49               44              138               13               44
  Securities Lending Income -- Net                         147              251              449               77              161
  Less: Foreign Taxes Withheld                             (35)             (68)             (99)              (6)             (15)
----------------------------------------------------------------------------------------------------------------------------------
  Total Investment Income                               33,029           97,532           32,185            1,663           11,546
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:

  Investment Advisory Fees                               7,891           13,983           15,675            1,356            5,917
  Administration Fees                                    6,895           13,983           13,716              730            3,186
  Shareholder Servicing Fees -- Class A                  4,920            9,949            9,746              522            2,262
  Shareholder Servicing Fees -- Class I                     --               39               51               --               13
  Shareholder Servicing Fees -- Class Y                      7               --               --               --               --
  Administration Servicing Fees -- Class I                  --               39               51               --               13
  Custodian/Wire Agent Fees                                117              233              234               13               57
  Printing Fees                                            106              202              201               12               46
  Professional Fees                                         40               75               78                4               19
  Registration fees                                         26               59               55                2               13
  Trustee Fees                                              17               34               34                2                8
  Litigation Fees (See Note 9)                              --               --               --               --               --
  Other Expenses                                            34               63               62                5               16
----------------------------------------------------------------------------------------------------------------------------------
  Total Expenses                                        20,053           38,659           39,903            2,646           11,550
----------------------------------------------------------------------------------------------------------------------------------
  Less, Waiver of:
    Investment Advisory Fees                            (1,853)          (2,800)          (2,051)            (215)             (11)
    Administrator Fees                                      --               --               --               --               --
    Shareholder Servicing Fees                          (1,411)          (1,789)          (4,412)            (131)          (1,492)
----------------------------------------------------------------------------------------------------------------------------------
  Net Expenses                                          16,789           34,070           33,440            2,300           10,047
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                            16,240           63,462           (1,255)            (637)           1,499
==================================================================================================================================
  NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS:

Net Realized Gain on:
    Investments                                         54,929          204,835           88,553           27,440          181,547
    Futures Contracts                                    1,919              999            3,477              252            2,896
    Written Options                                         --               --               --               --               --
  Net Change in Unrealized Appreciation
    (Depreciation) on:

    Investments                                        174,142          421,386          214,876            1,877           13,357
    Futures Contracts                                      483              331            1,116              321            1,112
    Written Options                                         --               --               --               --               --
----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                $   247,713      $   691,013      $   306,767      $    29,253     $    200,411
==================================================================================================================================

Amount designated as "--" are $0 or have been rounded to $0.

(1) The Real Estate Fund commenced operations on November 13, 2003.

The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
98          SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                         SMALL
                                                    CAP GROWTH          MID-CAP      REAL ESTATE       CORE FIXED       HIGH YIELD
                                                          FUND             FUND          FUND(1)      INCOME FUND        BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
                                                   $     3,733      $       667      $       388      $        --     $      2,326
  Dividends
  Dividends from Affiliated Registered Investment
    Company                                                269               10                7            1,045              198
  Interest                                                 182                2               --          162,630           90,097
  Securities Lending Income -- Net                         414                5               --              866              239
  Less: Foreign Taxes Withheld                             (10)              (1)              --               --               --
----------------------------------------------------------------------------------------------------------------------------------
  Total Investment Income                                4,588              683              395          164,541           92,860
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:

  Investment Advisory Fees                               6,340              178               77           10,981            5,210
  Administration Fees                                    3,414              156               42           11,181            3,740
  Shareholder Servicing Fees -- Class A                  2,419              111               30            9,963            2,672
  Shareholder Servicing Fees -- Class I                     20               --               --               20               --
  Shareholder Servicing Fees -- Class Y                     --               --               --               --               --
  Administration Servicing Fees -- Class I                  20               --               --               20               --
  Custodian/Wire Agent Fees                                 59                4                1              240               64
  Printing Fees                                             54                3                1              194               53
  Professional Fees                                         20               --                1               75               21
  Registration fees                                         17                1                3               89               32
  Trustee Fees                                               9                1               --               35                9
  Litigation Fees (See Note 9)                              --               --               --              237               --
  Other Expenses                                            16                1                1              428               87
----------------------------------------------------------------------------------------------------------------------------------
  Total Expenses                                        12,388              455              156           33,463           11,888
----------------------------------------------------------------------------------------------------------------------------------
  Less, Waiver of:
    Investment Advisory Fees                               (81)              --               (7)          (1,319)            (684)
    Administrator Fees                                      --               --               (2)              --               --
    Shareholder Servicing Fees                          (1,536)              (9)             (15)          (7,972)          (2,101)
----------------------------------------------------------------------------------------------------------------------------------
  Net Expenses                                          10,771              446              132           24,172            9,103
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                            (6,183)             237              263          140,369           83,757
==================================================================================================================================
  NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS:

Net Realized Gain on:
    Investments
    Futures Contracts                                  124,257            8,247              464           29,277           59,483
    Written Options                                      1,399               86               --            4,628               --
  Net Change in Unrealized Appreciation                     --               --               --            9,523               --
    (Depreciation) on:

    Investments                                        (60,890)             796            2,366          (10,465)         (34,492)
    Futures Contracts                                      431               32               --             (525)              --
    Written Options                                         --               --               --             (484)              --
----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                $    59,014      $     9,398      $     3,093      $   172,323     $    108,748
==================================================================================================================================



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004          99

--------------------------------------------------------------------------------

Statement of Changes in Net Assets ($ Thousands)

For the years ended September 30,

-----------------------------------------------------------------------------------------------------------------------------------
                                                          TAX-MANAGED                  LARGE CAP                  LARGE CAP
                                                        LARGE CAP FUND                VALUE FUND                 GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                          2004          2003          2004          2003           2004        2003
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income (Loss)                    $    16,240   $    14,041   $    63,462   $    54,021   $     (1,255) $      599
   Net Realized Gain (Loss) from Investments
      and Futures Contracts                             56,848       (65,584)      205,834       (76,585)        92,030     (21,051)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments and
      Futures Contracts                                174,625       425,131       421,717       687,877        215,992     654,756
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets
      from Operations                                  247,713       373,588       691,013       665,313        306,767     634,304
-----------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
      Class A                                          (15,361)      (14,152)      (61,784)      (52,235)            --        (599)
      Class I                                               --            --          (182)         (101)            --          --
      Class Y                                              (38)          (38)            --           --             --          --
   Net Realized Gains:
      Class A                                               --            --            --            --             --          --
      Class I                                               --            --            --            --             --          --
   Return of Capital:
      Class A                                               --            --            --            --             --      (1,355)
-----------------------------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions                   (15,399)      (14,190)      (61,966)      (52,336)            --      (1,954)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):
   Class A:
      Proceeds from Shares Issued                      485,269       930,527     1,046,688     1,392,381      1,002,606   1,437,280
      Reinvestment of Dividends & Distributions         14,546        13,340        57,774        48,783             --       1,833
      Cost of Shares Redeemed                         (510,985)     (981,727)   (1,105,865)   (1,422,012)    (1,026,860) (1,409,894)
-----------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
      from Class A Transactions                        (11,170)      (37,860)       (1,403)       19,152        (24,254)     29,219
-----------------------------------------------------------------------------------------------------------------------------------
   Class I:
      Proceeds from Shares Issued                           --            --        12,456         3,905         21,678       4,943
      Reinvestment of Dividends & Distributions             --            --           180            96             --          --
      Cost of Shares Redeemed                               --            --        (3,397)       (2,510)        (6,330)     (2,438)
-----------------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived
      from Class I Transactions                             --            --         9,239         1,491         15,348       2,505
-----------------------------------------------------------------------------------------------------------------------------------
   Class Y:
      Proceeds from Shares Issued                        1,318         1,059            --            --             --          --
      Reinvestment of Dividends & Distributions             38            38            --            --             --          --
      Cost of Shares Redeemed                            (834)          (607)           --            --             --          --
-----------------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived
      from Class Y Transactions                            522           490            --            --             --          --
-----------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
      from Capital Share Transactions                  (10,648)      (37,370)        7,836        20,643         (8,906)     31,724
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets                          221,666       322,028       636,883       633,620        297,861     664,074
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   BEGINNING OF YEAR                                 1,761,126     1,439,098     3,536,772     2,903,152      3,576,810   2,912,736
-----------------------------------------------------------------------------------------------------------------------------------
   END OF YEAR                                     $ 1,982,792   $ 1,761,126   $ 4,173,655   $ 3,536,772   $  3,874,671  $3,576,810
-----------------------------------------------------------------------------------------------------------------------------------
   UNDISTRIBUTED NET INVESTMENT INCOME
      INCLUDED IN NET ASSETS AT PERIOD END         $     3,996   $     3,155   $    12,000   $    13,769   $         --  $       --
===================================================================================================================================

Amount designated as "--" are $0 or have been rounded to $0.

(1) See Note 4 in the notes to financial statements for additional information.

The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
100         SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                          TAX-MANAGED                 SMALL CAP                  SMALL CAP
                                                        SMALL CAP FUND                VALUE FUND                 GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                          2004          2003          2004          2003           2004        2003
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income (Loss)                    $      (637)  $      (322)  $     1,499   $     3,728   $     (6,183) $   (4,881)
   Net Realized Gain (Loss) from Investments
      and Futures Contracts                             27,692         7,651       184,443        39,140        125,656      38,724
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments and
      Futures Contracts                                  2,198        38,895        14,469       143,303        (60,459)    257,650
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets
      from Operations                                   29,253        46,224       200,411       186,171         59,014     291,493
-----------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
      Class A                                               --            --        (2,906)       (4,148)            --          --
      Class I                                               --            --            (4)           (4)            --          --
      Class Y                                               --            --            --            --             --          --
   Net Realized Gains:
      Class A                                               --            --       (45,443)      (22,063)            --          --
      Class I                                               --            --          (178)          (26)            --          --
   Return of Capital:
      Class A                                               --            --            --            --             --          --
-----------------------------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions                        --            --       (48,531)      (26,241)            --          --
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS(1):
   Class A:
      Proceeds from Shares Issued                       65,579        90,648       302,432       272,198        384,684     342,445
      Reinvestment of Dividends & Distributions             --            --        45,475        23,540             --          --
      Cost of Shares Redeemed                          (61,746)      (98,863)     (352,556)     (351,441)      (348,814)   (363,755)
-----------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
      from Class A Transactions                          3,833        (8,215)       (4,649)      (55,703)        35,870     (21,310)
-----------------------------------------------------------------------------------------------------------------------------------
   Class I:
      Proceeds from Shares Issued                           --            --         6,192         2,077          7,255       3,204
      Reinvestment of Dividends & Distributions             --            --           183            24             --
      Cost of Shares Redeemed                               --            --        (2,242)         (650)        (4,095)     (1,020)
-----------------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived
      from Class I Transactions                             --            --         4,133         1,451          3,160       2,184
-----------------------------------------------------------------------------------------------------------------------------------
   Class Y:
      Proceeds from Shares Issued                           --            --            --            --             --          --
      Reinvestment of Dividends & Distributions             --            --            --            --             --          --
      Cost of Shares Redeemed                               --            --            --            --             --          --
-----------------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived
      from Class Y Transactions                             --            --            --            --             --          --
-----------------------------------------------------------------------------------------------------------------------------------

   Increase (Decrease) in Net Assets Derived
      from Capital Share Transactions                    3,833        (8,215)         (516)      (54,252)        39,030     (19,126)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets                           33,086        38,009       151,364       105,678         98,044     272,367
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   BEGINNING OF YEAR                                   181,773       143,764       798,073       692,395        881,245     608,878
-----------------------------------------------------------------------------------------------------------------------------------
   END OF YEAR                                     $   214,859   $   181,773   $   949,437   $   798,073   $    979,289  $  881,245
-----------------------------------------------------------------------------------------------------------------------------------
   UNDISTRIBUTED NET INVESTMENT INCOME
      INCLUDED IN NET ASSETS AT PERIOD END         $        --   $        --   $        --   $       502   $         --  $       --
===================================================================================================================================



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004         101

--------------------------------------------------------------------------------

Statements of Changes in Net Assets ($ Thousands)

For the years or period ended September 30,

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                                    REAL ESTATE
                                                             MID-CAP FUND              FUND(2)
------------------------------------------------------------------------------------------------
                                                          2004           2003           2004
------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income                              $        237   $        292   $        263
   Net Realized Gain on Investments,
     Written Options and Futures Contracts                   8,333            660            464
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments, Written Options
     and Futures Contracts                                     828          8,048          2,366
------------------------------------------------------------------------------------------------
   Net Increase in Net Assets from Operations                9,398          9,000          3,093
------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
     Class A                                                  (310)          (217)          (164)
     Class I                                                    --             --             --
   Net Realized Gains:
     Class A                                                  (839)          (165)            --
     Class I                                                    --             --             --
------------------------------------------------------------------------------------------------
   Total Dividends and Distributions                        (1,149)          (382)          (164)
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):
   Class A:
     Proceeds from Shares Issued                            33,834         25,669         38,717
     Reinvestment of Dividends & Distributions                 992            323            156
     Cost of Shares Redeemed                               (30,935)       (18,607)        (6,794)
------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived
     from Class A Transactions                               3,891          7,385         32,079
------------------------------------------------------------------------------------------------
   Class I:
     Proceeds from Shares Issued                                --             --             --
     Reinvestment of Dividends & Distributions                  --             --             --
     Cost of Shares Redeemed                                    --             --             --
------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived
     from Class I Transactions                                  --             --             --
------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived
     from Capital Share Transactions                         3,891          7,385         32,079
------------------------------------------------------------------------------------------------
   Net Increase in Net Assets                               12,140         16,003         35,008
------------------------------------------------------------------------------------------------
NET ASSETS:
   BEGINNING OF YEAR/PERIOD                                 41,502         25,499             --
------------------------------------------------------------------------------------------------
   END OF YEAR/PERIOD                                 $     53,642   $     41,502   $     35,008
------------------------------------------------------------------------------------------------
   UNDISTRIBUTED NET INVESTMENT INCOME/
     (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
     INCOME) INCLUDED IN NET ASSETS AT PERIOD END     $         --   $        119   $        103
================================================================================================

Amount designated as "--" are $0 or have been rounded to $0.

(1) See Note 4 in the notes to financial statements for additional information.

(2) The Real Estate Fund commenced operations on November 13, 2003.

The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
102         SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                 CORE                       HIGH YIELD
                                                          FIXED INCOME FUND                  BOND FUND
---------------------------------------------------------------------------------------------------------------
                                                              2004           2003           2004           2003
---------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income                              $    140,369   $    137,725   $     83,757   $     75,474
   Net Realized Gain on Investments,
     Written Options and Futures Contracts                  43,428         76,036         59,483         20,228
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments, Written Options
     and Futures Contracts                                 (11,474)        16,106        (34,492)        66,579
---------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets from Operations              172,323        229,867        108,748        162,281
---------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
     Class A                                              (143,902)      (144,439)       (83,753)       (75,605)
     Class I                                                  (269)          (232)            --             --
   Net Realized Gains:
     Class A                                               (46,906)       (72,339)            --             --
     Class I                                                   (71)          (101)            --             --
---------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions                      (191,148)      (217,111)       (83,753)       (75,605)
---------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):
   Class A:
     Proceeds from Shares Issued                         1,317,314      1,652,509        574,056        561,162
     Reinvestment of Dividends & Distributions             176,160        197,586         78,070         70,711
     Cost of Shares Redeemed                            (1,231,029)    (1,726,377)      (456,226)      (487,415)
---------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived
     from Class A Transactions                             262,445        123,718        195,900        144,458
---------------------------------------------------------------------------------------------------------------
   Class I:
     Proceeds from Shares Issued                             7,823          6,795             --             --
     Reinvestment of Dividends & Distributions                 340            310             --             --
     Cost of Shares Redeemed                                (3,658)        (5,433)            --             --
---------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived
     from Class I Transactions                               4,505          1,672             --             --
---------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived
     from Capital Share Transactions                       266,950        125,390        195,900        144,458
---------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets                              248,125        138,146        220,895        231,134
---------------------------------------------------------------------------------------------------------------
NET ASSETS:
   BEGINNING OF YEAR/PERIOD                              3,829,360      3,691,214        976,659        745,525
---------------------------------------------------------------------------------------------------------------
   END OF YEAR/PERIOD                                 $  4,077,485   $  3,829,360   $  1,197,554   $    976,659
---------------------------------------------------------------------------------------------------------------
   UNDISTRIBUTED NET INVESTMENT INCOME/
     (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
     INCOME) INCLUDED IN NET ASSETS AT PERIOD END     $         (2)  $        129   $         --   $         (4)
===============================================================================================================



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004         103

--------------------------------------------------------------------------------

Financial Highlights

FOR THE PERIODS ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                        NET
                                                                   REALIZED
                                                                        AND
                                  NET ASSET           NET        UNREALIZED                        DIVIDENDS
                                     VALUE,    INVESTMENT             GAINS                         FROM NET
                                  BEGINNING        INCOME       (LOSSES) ON       TOTAL FROM      INVESTMENT
                                  OF PERIOD        (LOSS)        SECURITIES       OPERATIONS          INCOME
----------------------------------------------------------------------------------------------------------------
TAX-MANAGED LARGE CAP FUND
 Class A
  2004                           $     9.20    $     0.08(1)    $      1.21(1)    $     1.29     $     (0.08)
  2003                                 7.50          0.08(1)           1.70(1)          1.78           (0.08)
  2002                                 9.49          0.06             (1.98)           (1.92)          (0.07)
  2001                                13.62          0.07             (4.13)           (4.06)          (0.07)
  2000                                12.65          0.09              1.00             1.09           (0.09)
 Class Y
  2004                           $     9.21    $     0.12(1)    $      1.20(1)    $     1.32     $     (0.08)
  2003                                 7.50          0.10(1)           1.71(1)          1.81           (0.10)
  2002(2)                             10.45          0.05             (2.98)           (2.93)          (0.02)
LARGE CAP VALUE FUND
 Class A
  2004                           $    16.81    $     0.30(1)    $      2.99(1)    $     3.29     $     (0.30)
  2003                                13.94          0.25(1)           2.86(1)          3.11           (0.24)
  2002                                17.39          0.21             (3.26)           (3.05)          (0.21)
  2001                                18.70          0.21             (1.14)           (0.93)          (0.22)
  2000                                18.97          0.27              0.56             0.83           (0.26)
 Class I
  2004                           $    16.80    $     0.25(1)    $      2.98(1)    $     3.23     $     (0.25)
  2003                                13.94          0.21(1)           2.86(1)          3.07           (0.21)
  2002                                17.39          0.19             (3.28)           (3.09)          (0.17)
  2001(3)                             19.38          0.03             (2.02)           (1.99)             --
LARGE CAP GROWTH FUND
 Class A
  2004                           $    15.77    $    (0.01)(1)   $      1.37(1)    $     1.36     $        --
  2003                                12.97            --(1)           2.81(1)          2.81           (0.01)(8)
  2002                                16.73         (0.04)(1)         (3.72)(1)        (3.76)             --
  2001                                36.24         (0.06)           (17.75)          (17.81)             --
  2000                                28.58         (0.04)             8.67             8.63              --
Class I
  2004                           $    15.68    $    (0.05)(1)   $      1.37(1)    $     1.32     $        --
  2003                                12.92         (0.03)(1)          2.79(1)          2.76              --*
  2002                                16.72         (0.07)(1)         (3.73)(1)        (3.80)             --
  2001(3)                             20.60         (0.01)            (3.87)           (3.88)             --
TAX-MANAGED SMALL CAP FUND
 Class A
  2004                           $    10.00    $    (0.04)(1)   $      1.67(1)    $     1.63     $        --
  2003                                 7.54         (0.02)(1)          2.48(1)          2.46              --
  2002                                 8.15         (0.01)            (0.60)           (0.61)             --
  2001(4)                             10.00            --             (1.84)           (1.84)          (0.01)(8)
SMALL CAP VALUE FUND
 Class A
  2004                           $    17.45    $     0.03(1)    $      4.32(1)    $     4.35     $     (0.06)
  2003                                13.99          0.08(1)           3.91(1)          3.99           (0.09)
  2002                                15.66          0.08             (0.21)           (0.13)          (0.09)
  2001                                16.13          0.13              0.36             0.49           (0.14)
  2000                                14.06          0.15              2.05             2.20           (0.13)
 Class I
  2004                           $    17.44    $    (0.02)(1)   $      4.31(1)    $     4.29     $     (0.02)
  2003                                13.99          0.04(1)           3.90(1)          3.94           (0.05)
  2002(5)                             16.47          0.02             (2.49)           (2.47)          (0.01)

----------------------------------------------------------------------------------------------------------------
                              DISTRIBUTIONS
                                       FROM            TOTAL
                                   REALIZED        DIVIDENDS         NET ASSET                       NET ASSETS
                                    CAPITAL              AND        VALUE, END            TOTAL   END OF PERIOD
                                      GAINS    DISTRIBUTIONS         OF PERIOD          RETURN+    ($THOUSANDS)
----------------------------------------------------------------------------------------------------------------
TAX-MANAGED LARGE CAP FUND
 Class A
  2004                           $       --    $       (0.08)      $     10.41            14.05%  $   1,977,883
  2003                                   --            (0.08)             9.20            23.84       1,757,292
  2002                                   --            (0.07)             7.50           (20.44)      1,436,467
  2001                                   --            (0.07)             9.49           (29.92)      1,658,097
  2000                                (0.03)           (0.12)            13.62             8.66       1,969,302
 Class Y
  2004                           $       --    $       (0.08)      $     10.45            14.41%  $       4,909
  2003                                   --            (0.10)             9.21            24.26           3,834
  2002(2)                                --            (0.02)             7.50           (28.05)          2,631
LARGE CAP VALUE FUND
 Class A
  2004                           $       --    $       (0.30)      $     19.80            19.66%  $   4,153,475
  2003                                   --            (0.24)            16.81            22.55       3,527,686
  2002                                (0.19)           (0.40)            13.94           (18.06)      2,896,977
  2001                                (0.16)           (0.38)            17.39            (5.08)      3,590,194
  2000                                (0.84)           (1.10)            18.70             4.47       3,548,830
 Class I
  2004                           $       --    $       (0.25)      $     19.78            19.33%  $      20,180
  2003                                   --            (0.21)            16.80            22.17           9,086
  2002                                (0.19)           (0.36)            13.94           (18.24)          6,175
  2001(3)                                --               --             17.39           (10.27)            152
LARGE CAP GROWTH FUND
 Class A
  2004                           $       --    $          --       $     17.13             8.62%  $   3,846,240
  2003                                   --            (0.01)(8)         15.77            21.66       3,564,487
  2002                                   --               --             12.97           (22.47)      2,904,802
  2001                                (1.70)           (1.70)            16.73           (51.08)      3,487,142
  2000                                (0.97)           (0.97)            36.24            30.67       4,898,050
Class I
  2004                           $       --    $          --       $     17.00             8.42%  $      28,431
  2003                                   --              --*             15.68            21.37          12,323
  2002                                   --               --             12.92           (22.73)          7,934
  2001(3)                                --               --             16.72           (18.83)             81
TAX-MANAGED SMALL CAP FUND
 Class A
  2004                           $       --    $          --       $     11.63            16.30%  $     214,859
  2003                                   --               --             10.00            32.63         181,773
  2002                                   --               --              7.54            (7.48)        143,764
  2001(4)                                --            (0.01)(8)          8.15           (18.46)        125,129
SMALL CAP VALUE FUND
 Class A
  2004                           $    (1.00)   $       (1.06)      $     20.74            25.67%  $     942,037
  2003                                (0.44)           (0.53)            17.45            29.28         795,501
  2002                                (1.45)           (1.54)            13.99            (2.20)        691,668
  2001                                (0.82)           (0.96)            15.66             3.12         794,109
  2000                                   --            (0.13)            16.13            15.74         897,276
 Class I
  2004                           $    (1.00)   $       (1.02)      $     20.71            25.29%  $       7,400
  2003                                (0.44)           (0.49)            17.44            28.91           2,572
  2002(5)                                --            (0.01)            13.99           (14.99)            727

-------------------------------------------------------------------------------------
                                             RATIO OF NET      RATIO OF
                                               INVESTMENT      EXPENSES
                                    RATIO OF       INCOME    TO AVERAGE
                                    EXPENSES       (LOSS)    NET ASSETS    PORTFOLIO
                                  TO AVERAGE   TO AVERAGE    (EXCLUDING     TURNOVER
                                  NET ASSETS   NET ASSETS      WAIVERS)         RATE
-------------------------------------------------------------------------------------
TAX-MANAGED LARGE CAP FUND
 Class A
  2004                                  0.85%        0.83%         1.02%          29%
  2003                                  0.85         0.88          1.02           99
  2002                                  0.85         0.65          1.03           80
  2001                                  0.85         0.60          1.01           84
  2000                                  0.85         0.69          1.06           47
 Class Y
  2004                                  0.55%        1.13%         0.72%          29%
  2003                                  0.55         1.17          0.72           99
  2002(2)                               0.55         1.03          0.72           80
LARGE CAP VALUE FUND
 Class A
  2004                                  0.85%        1.59%         0.97%          46%
  2003                                  0.85         1.61          0.97          106
  2002                                  0.85         1.23          0.97           41
  2001                                  0.85         1.11          0.97           89
  2000                                  0.85         1.55          0.97           70
 Class I
  2004                                  1.10%        1.33%         1.22%          46%
  2003                                  1.10         1.36          1.22          106
  2002                                  1.10         1.01          1.22           41
  2001(3)                               1.10         1.09          1.22           89
LARGE CAP GROWTH FUND
 Class A
  2004                                  0.85%       (0.03)%        1.02%          36%
  2003                                  0.85         0.02          1.02           72
  2002                                  0.85        (0.21)         1.02           62
  2001                                  0.85        (0.29)         1.03          112
  2000                                  0.85        (0.32)         1.02           69
Class I
  2004                                  1.10%       (0.28)%        1.27%          36%
  2003                                  1.10        (0.24)         1.27           72
  2002                                  1.10        (0.41)         1.27           62
  2001(3)                               1.10        (0.45)         1.28          112
TAX-MANAGED SMALL CAP FUND
 Class A
  2004                                  1.10%       (0.31)%        1.27%          86%
  2003                                  1.10        (0.21)         1.27          142
  2002                                  1.10        (0.21)         1.26           86
  2001(4)                               1.10        (0.04)         1.30           82
SMALL CAP VALUE FUND
 Class A
  2004                                  1.10%        0.17%         1.27%          89%
  2003                                  1.10         0.52          1.27           99
  2002                                  1.10         0.46          1.27           48
  2001                                  1.10         0.78          1.26           99
  2000                                  1.10         1.03          1.28          119
 Class I
  2004                                  1.35%       (0.09)%        1.52%          89%
  2003                                  1.35         0.23          1.52           99
  2002(5)                               1.35         0.21          1.52           48



--------------------------------------------------------------------------------
104         SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                        NET
                                                                   REALIZED
                                                                        AND
                                  NET ASSET           NET        UNREALIZED                        DIVIDENDS
                                     VALUE,    INVESTMENT             GAINS                         FROM NET
                                  BEGINNING        INCOME       (LOSSES) ON       TOTAL FROM      INVESTMENT
                                  OF PERIOD        (LOSS)        SECURITIES       OPERATIONS          INCOME
-------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
 Class A
   2004                          $    14.11    $    (0.10)(1)   $      1.13(1)    $     1.03     $        --
   2003                                9.62         (0.08)(1)          4.57(1)          4.49              --
   2002                               12.35         (0.09)(1)         (2.64)(1)        (2.73)             --
   2001                               30.57         (0.14)           (10.81)          (10.95)             --
   2000                               21.12         (0.01)            11.28            11.27              --
 Class I
   2004                          $    14.03    $    (0.14)(1)   $      1.13(1)    $     0.99     $        --
   2003                                9.59         (0.11)(1)          4.55(1)          4.44              --
   2002                               12.35         (0.08)(1)         (2.68)(1)        (2.76)             --
   2001(3)                            15.59         (0.02)            (3.22)           (3.24)             --
MID-CAP FUND
 Class A
   2004                          $    14.96    $     0.09(1)    $      3.19(1)    $     3.28     $     (0.11)
   2003                               11.74          0.11(1)           3.25(1)          3.36           (0.08)
   2002                               12.19          0.06             (0.46)(7)        (0.40)          (0.05)
   2001                               17.42          0.07             (3.22)           (3.15)          (0.08)
   2000                               15.19          0.07              3.76             3.83           (0.07)
REAL ESTATE FUND
 Class A
   2004(6)                       $    10.00    $     0.21(1)    $      1.85(1)    $     2.06     $     (0.17)
CORE FIXED INCOME FUND
 Class A
   2004                          $    10.71    $     0.37(1)    $      0.08(1)    $     0.45     $     (0.38)
   2003                               10.67          0.40(1)           0.28(1)          0.68           (0.42)
   2002                               10.75          0.52              0.08             0.60           (0.52)
   2001                               10.08          0.61              0.67             1.28           (0.61)
   2000                               10.03          0.62              0.05             0.67           (0.62)
 Class I
   2004                          $    10.71    $     0.34(1)    $      0.09(1)    $     0.43     $     (0.36)
   2003                               10.67          0.37(1)           0.28(1)          0.65           (0.39)
   2002                               10.76          0.49              0.07             0.56           (0.49)
   2001(3)                            10.60          0.08              0.16             0.24           (0.08)
HIGH YIELD BOND FUND
 Class A
   2004                          $     8.37    $     0.67(1)    $      0.21(1)    $     0.88     $     (0.67)
   2003                                7.60          0.68(1)           0.77(1)          1.45           (0.68)
   2002                                7.86          0.70             (0.26)            0.44           (0.70)
   2001                                9.15          0.88             (1.29)           (0.41)          (0.88)
   2000                               10.11          0.96             (0.96)              --           (0.96)

-----------------------------------------------------------------------------------------------------------------
                              DISTRIBUTIONS
                                       FROM            TOTAL               NET
                                   REALIZED        DIVIDENDS             ASSET                        NET ASSETS
                                    CAPITAL              AND        VALUE, END            TOTAL    END OF PERIOD
                                      GAINS    DISTRIBUTIONS         OF PERIOD          RETURN+     ($THOUSANDS)
-----------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
 Class A
   2004                          $       --       $       --       $     15.14             7.30%     $   970,759
   2003                                  --               --             14.11            46.67          875,906
   2002                                  --               --              9.62           (22.11)         606,999
   2001                               (7.27)           (7.27)            12.35           (42.83)         821,391
   2000                               (1.82)           (1.82)            30.57            55.28        1,575,462

 Class I
   2004                          $       --       $       --       $      15.0            27.06%     $     8,530
   2003                                  --               --             14.03            46.30            5,339
   2002                                  --               --              9.59           (22.35)           1,879
   2001(3)                               --               --             12.35           (20.78)              46

MID-CAP FUND
 Class A
   2004                          $    (0.29)      $    (0.40)      $     17.84            22.23%     $    53,642
   2003                               (0.06)           (0.14)            14.96            28.92           41,502
   2002                                  --            (0.05)            11.74            (3.34)          25,499
   2001                               (2.00)           (2.08)            12.19           (19.59)          32,976
   2000                               (1.53)           (1.60)            17.42            27.14           42,148

REAL ESTATE FUND
 Class A
   2004(6)                       $       --       $    (0.17)      $     11.89            20.82%     $    35,008

CORE FIXED INCOME FUND
 Class A
   2004                          $    (0.13)      $    (0.51)      $     10.65             4.38%     $ 4,067,065
   2003                               (0.22)           (0.64)            10.71             6.63        3,823,429
   2002                               (0.16)           (0.68)            10.67             5.89        3,686,946
   2001                                  --            (0.61)            10.75            13.00        3,519,061
   2000                                  --            (0.62)            10.08             6.97        3,113,103
 Class I
   2004                          $    (0.13)      $    (0.49)      $     10.65             4.12%     $    10,420
   2003                               (0.22)           (0.61)            10.71             6.37            5,931
   2002                               (0.16)           (0.65)            10.67             5.53            4,268
   2001(3)                               --            (0.08)            10.76             2.28               86
HIGH YIELD BOND FUND
 Class A
   2004                          $       --       $    (0.67)      $      8.58            10.84%     $ 1,197,554
   2003                                  --            (0.68)             8.37            19.88          976,659
   2002                                  --            (0.70)             7.60             5.45          745,525
   2001                                  --            (0.88)             7.86            (4.76)         721,314
   2000                                  --            (0.96)             9.15            (0.09)         763,941

----------------------------------------------------------------------------------------------
                                             RATIO OF NET          RATIO OF
                                               INVESTMENT          EXPENSES
                                   RATIO OF        INCOME        TO AVERAGE
                                   EXPENSES        (LOSS)        NET ASSETS        PORTFOLIO
                                 TO AVERAGE    TO AVERAGE        (EXCLUDING         TURNOVER
                                 NET ASSETS    NET ASSETS          WAIVERS)             RATE
----------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
 Class A
   2004                                1.10%        (0.63)%            1.27%             124%
   2003                                1.10         (0.66)             1.27              166
   2002                                1.10         (0.69)             1.27              156
   2001                                1.10         (0.80)             1.29              157
   2000                                1.10         (0.74)             1.27              182

 Class I
   2004                                1.35%        (0.90)%            1.52%             124%
   2003                                1.35         (0.91)             1.52              166
   2002                                1.35         (0.71)             1.53              156
   2001(3)                             1.35         (1.12)             1.54              157

MID-CAP FUND
 Class A
   2004                                1.00%         0.53%             1.02%             121%
   2003                                1.00          0.86              1.03              109
   2002                                1.00          0.39              1.02              222
   2001                                1.00          0.51              1.02              193
   2000                                1.00          0.48              1.05              170

REAL ESTATE FUND
 Class A
   2004(6)                              1.10%        2.20%             1.30%              98%

CORE FIXED INCOME FUND
 Class A
   2004                                 0.61**%      3.52%             0.84%             430%
   2003                                 0.60         3.77              0.84              470
   2002                                 0.60         4.96              0.84              379
   2001                                 0.60         5.79              0.84              358
   2000                                 0.60         6.27              0.83              265
 Class I
   2004                                 0.86**%      3.25%             1.09%             430%
   2003                                 0.85         3.46              1.09              470
   2002                                 0.85         4.52              1.09              379
   2001(3)                              0.85         5.01              1.09              358
HIGH YIELD BOND FUND
 Class A
   2004                                 0.85%        7.84%             1.11%             179%
   2003                                 0.85         8.50              1.12              129
   2002                                 0.85         8.67              1.12              126
   2001                                 0.85        10.27              1.12              105
   2000                                 0.85         9.92              1.12               40


 +   Returns are for the period indicated and have not been annualized.
 *   Amount represents less then $0.01.
** The expense ratio includes the litigation fees paid. Had these fees been excluded the ratio would have been 0.60% and 0.85% for Class A and Class I, respectively.
(1) Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.
(2) Commenced operations on April 8, 2002. All ratios for the period have been annualized.
(3) Commenced operations on August 6, 2001. All ratios for the period have been annualized.
(4) Commenced operations on October 31, 2000. All ratios for the period have been annualized.
(5) Commenced operations on February 11, 2002. All ratios for the period have been annualized.
(6) Commenced operations on November 13, 2003. All ratios for the period have been annualized.
(7) The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.
(8)  Return of Capital.
Amounts designated as "--" are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004         105

Notes to Financial Statements

September 30, 2004

1. ORGANIZATION

SEI Institutional Managed Trust (the "Trust") is organized as a Massachusetts Business Trust under a Declaration of Trust dated October 20, 1986.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with 13 Funds: Tax-Managed Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Small Cap, Small Cap Value, Small Cap Growth, Mid-Cap, Real Estate, Core Fixed Income, High Yield Bond, Small/Mid Cap Equity, Large Cap Disciplined Equity and Managed Volatility Funds (each a "Fund," collectively the "Funds"). The Trust is registered to offer Class A shares of the Tax-Managed Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Small Cap, Small Cap Value, Small Cap Growth, Mid-Cap, Real Estate, Core Fixed Income and High Yield Bond Funds, Class I shares of the Large Cap Value, Large Cap Growth, Small Cap Value, Small Cap Growth and Core Fixed Income Funds, and Class Y shares of Tax-Managed Large Cap Fund. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectuses provide a description of each Fund's investment objective, policies, and strategies.

As of September 30, 2004, Small/Mid Cap Equity, Large Cap Disciplined Equity and Managed Volatility Funds had not yet commenced operations. Subsequent to September 30, 2004 the Managed Volatility Fund commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

USE OF ESTIMATES -- The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets at the date of the financial statements, and the reported results of operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Funds' Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by each Fund's custodian bank until the repurchase date of the repurchase agreement. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker's custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust's policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.



--------------------------------------------------------------------------------
106         SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

COMPENSATING BALANCES -- Funds with cash overdrafts in excess of $100,000 are required to leave 112% in compensating balance with Wachovia Bank NA, the custodian of the Trust, on the following day. Funds with positive cash balances in excess of $100,000 are allowed to overdraw 90% of the balance with Wachovia Bank NA on the following day.

EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative daily net assets.

CLASSES -- Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

FUTURES CONTRACTS -- The Tax-Managed Large Cap, Large Cap Value, Small Cap Value, and Mid-Cap Funds utilized S&P 500 Composite Index futures contracts; the Tax-Managed Small Cap and Small Cap Value Funds utilized the Russell 2000 Index futures contracts; Tax-Managed Small Cap Fund utilized the S&P 400 Index futures contracts; and the Core Fixed Income Fund utilized U.S. Treasury 5 year notes, 10 year notes, 30 year bonds and Euro dollar futures contracts during the year ended September 30, 2004. The Funds' investments in S&P 500 Composite Index, S&P 400 Index and Russell 2000 Index futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. The Core Fixed Income Fund's use of futures contracts is primarily for tactical hedging purposes. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks related to futures contracts include the possibility that there may not be a liquid market for the contracts, or that changes in the values of the contract may not directly correlate with changes in the values of the underlying securities. Futures contracts involve risk of loss in excess of the amounts recognized in the Statement of Net Assets and Statement of Assets and Liabilities to the extent of the contract amounts.

The following Funds had long (short) futures contracts open as of September 30, 2004:

--------------------------------------------------------------------------------
                                                                     Unrealized
                                            Contract               Appreciation
Contract                     Number of         Value  Expiration (Depreciation)
Description                  Contracts  ($Thousands)        Date   ($Thousands)
--------------------------------------------------------------------------------
TAX-MANAGED LARGE CAP FUND
S&P 500 Composite Index             13  $      3,623    12/17/04     $      (21)
                                                                     ----------
LARGE CAP VALUE FUND
S&P 500 Composite Index            169        47,105    12/17/04           (197)
                                                                     ----------
TAX-MANAGED SMALL CAP FUND
Russell 2000 Index                  63         3,616    12/17/04             96
S&P 400 Index                       42         2,495    12/17/04             36
                                                                     ----------
                                                                            132
                                                                     ----------
SMALL CAP VALUE FUND
Russell 2000 Index                 311        17,851    12/17/04            401
S&P 500 Composite Index             17         4,738    12/17/04            (20)
                                                                     ----------
                                                                            381
                                                                     ----------
MID-CAP FUND
S&P 500 Composite Index              3           836    12/17/04              3
                                                                     ----------
CORE FIXED INCOME FUND
U.S. Ten Year Note                (364)      (40,996)   12/22/04            390
U.S. Five Year Note (CBT)          614        68,001    12/22/04             40
U.S. Long Treasury
   Bond (CBT)                     (359)      (40,286)   12/22/04           (503)
U.S. Two Year Note                  (5)       (1,056)   12/30/04              1
90 Day Euro$                       123        29,824    09/21/05            259
90 Day Euro$                       948       230,933    03/16/05            739
90 Day Euro$                       128        30,893    03/15/05            (13)
                                                                     ----------
                                                                     $      913
                                                                     ----------

OPTION WRITING/PURCHASING -- Each Fund may invest in financial option contracts solely for the purpose of hedging its existing fund securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004         107

--------------------------------------------------------------------------------

September 30, 2004

paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Core Fixed Income Fund had option contracts as of September 30, 2004 as disclosed in the Fund's Schedule of Investments. Written options involve risk of loss in excess of the amounts recognized in Schedule of Investments and Statement of Assets and Liabilities to the extent of the contract amounts.

Written option transactions entered into during the year ended September 30, 2004 are summarized as follows:

-------------------------------------------------------------------------------
                               Core Fixed Income
-------------------------------------------------------------------------------
                                                          # of          Premium
                                                     Contracts     ($Thousands)
-------------------------------------------------------------------------------
Balance at the beginning of period                       2,512     $      2,677
Written                                                 20,530           12,732
Expired                                                 (4,672)          (4,854)
Exercised                                                   --               --
Closing Buys                                           (17,158)          (9,168)
-------------------------------------------------------------------------------
Balance at the end of period                             1,212     $      1,387
===============================================================================

At September 30, 2004 the Core Fixed Income Fund had cash and/or securities at least equal to the value of written options.

DELAYED DELIVERY TRANSACTIONS -- The Core Fixed Income Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

ILLIQUID SECURITIES -- A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Funds. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared and paid to shareholders quarterly for the Tax-Managed Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Small Cap, Small Cap Value, Small Cap Growth, Mid-Cap and Real Estate Funds; and declared daily and paid monthly for the Core Fixed Income and High Yield Bond Funds. Dividends and distributions are recorded on the ex-dividend date.

The Large Cap Value, Tax-Managed Small Cap, Small Cap Value, Mid-Cap and Core Fixed Income Funds utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.


3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

ADMINISTRATION AGREEMENT -- The Trust and SEI Investments Fund Management (the "Administrator") are parties to an amended and restated Administration and Transfer Agency Agreement dated December 10, 2003 under which the Administrator provides administrative and transfer agency services to the Funds for an annual fee of 0.35% of the average daily net assets of the Tax-Managed Large Cap Class A, Large Cap Value, Large Cap Growth, Tax-Managed Small Cap, Small Cap Value, Small Cap Growth, Mid-Cap, Real Estate and High Yield Bond Funds; 0.15% of average daily net assets of the Tax-Managed Large Cap Class Y; and 0.28% of the average daily net assets of the Core Fixed Income Fund. The Administrator has agreed to waive all or a portion of its fee in order to limit the operating expenses of a Fund. Any such waiver is voluntary and may be terminated at any time at the Administrator's sole discretion.

INVESTMENT ADVISORY AGREEMENT -- SEI Investments Management Corporation ("SIMC") serves as investment adviser (the "Adviser") to each Fund. In connection with serving as investment adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund. SIMC has voluntarily agreed to waive a portion of its fee so that the total annual expenses of each Fund will not exceed certain voluntary expense limitations adopted by SIMC. These waivers may be terminated at any time. Accordingly, the advisory fee and voluntary expense limitations for each Fund are as follows:

-------------------------------------------------------------------------------
                                                                      Voluntary
                                                      Advisory          Expense
                                                          Fees      Limitations
-------------------------------------------------------------------------------
Tax-Managed Large Cap Fund, Class A                     0.4000%          0.8500%
Tax-Managed Large Cap Fund, Class Y                     0.4000           0.5500
Large Cap Fund, Class A                                 0.3500           0.8500
Large Cap Fund, Class I                                 0.3500           1.1000
Large Cap Growth Fund, Class A                          0.4000           0.8500
Large Cap Growth Fund, Class I                          0.4000           1.1000
Tax-Managed Small Cap Fund, Class A                     0.6500           1.1000
Small Cap Value Fund, Class A                           0.6500           1.1000
Small Cap Value Fund, Class I                           0.6500           1.3500
Small Cap Growth Fund, Class A                          0.6500           1.1000
Small Cap Growth Fund, Class I                          0.6500           1.3500
Mid-Cap Fund, Class A                                   0.4000           1.0000
Real Estate Fund, Class A                               0.6500           1.1000
Core Fixed Income Fund, Class A                         0.2750           0.6000
Core Fixed Income Fund, Class I                         0.2750           0.8500
High Yield Bond Fund, Class A                           0.4875           0.8500



--------------------------------------------------------------------------------
108         SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

SIMC has entered into investment sub-advisory agreements with the following parties:

-------------------------------------------------------------------------------
                                                             Currently Managing
                                                   Date of    a Portion of Fund
Investment Sub-Adviser                           Agreement                (Y/N)
-------------------------------------------------------------------------------
TAX-MANAGED LARGE CAP FUND
Alliance Capital Management, LP                   10/02/00                    Y
Aronson + Johnson + Ortiz, LP                     07/01/03                    Y
Franklin Portfolio Associates                     07/01/03                    Y
Goldman Sachs Asset Management                    01/24/03                    Y
LSV Asset Management                              08/03/01                    Y
Montag and Caldwell, Inc.                         03/12/02                    Y
Parametric Portfolio Associates                   09/10/03                    Y
Peregrine Capital Management                      02/16/01                    Y
Transamerica Investment
   Management, LLC                                09/17/01                    Y

LARGE CAP VALUE FUND
Alliance Capital Management, LP                   12/15/97                    Y
Aronson + Johnson + Ortiz, LP                     07/01/03                    Y
Franklin Portfolio Associates                     07/01/03                    Y
LSV Asset Management                              03/31/95                    Y

LARGE CAP GROWTH FUND
Goldman Sachs Asset Management                    01/24/03                    Y
McKinley Capital Management, Inc.                 06/26/02                    Y
Montag and Caldwell, Inc.                         03/12/02                    Y
Peregrine Capital Management                      12/07/00                    Y
Transamerica Investment
   Management, LLC                                09/17/01                    Y

TAX-MANAGED SMALL CAP FUND
BlackRock Advisors                                07/01/03                    Y
David J. Green and Company, LLC                   10/31/00                    Y
Delaware Management Company                       07/01/03                    Y
LSV Asset Management                              08/14/00                    Y
Mazama Capital Management, LLC                    12/09/02                    Y
McKinley Capital Management, Inc.                 08/14/00                    Y

SMALL CAP VALUE FUND
Artisan Partners Limited Partnership              03/26/99                    Y
BlackRock Advisors                                07/01/03                    Y
David J. Greene and Company, LLC                  08/14/01                    Y
LSV Asset Management                              06/11/97                    Y
Lee Munder Investments                            07/01/03                    Y
Martingale Asset Management                       12/09/02                    Y
Security Capital Research and
   Management                                     05/14/02                    N
Wellington Management Company                     07/28/03                    Y

SMALL CAP GROWTH FUND
Lee Munder Investments Ltd.                       12/09/02                    Y
Mazama Capital Management LLC                     12/13/99                    Y
McKinley Capital Management Inc.                  10/30/00                    Y
Delaware Management Company                       07/01/03                    Y
Wellington Management Co., LLP                    03/14/02                    Y

-------------------------------------------------------------------------------
                                                             Currently Managing
                                                   Date of    a Portion of Fund
Investment Sub-Adviser                           Agreement                (Y/N)
-------------------------------------------------------------------------------
MID-CAP FUND
Martingale Asset Management, L.P.                 08/23/02                    Y

REAL ESTATE FUND
Security Capital Research and
   Management                                     07/01/03                    Y
Wellington Management Company                     11/12/03                    Y

CORE FIXED INCOME FUND
BlackRock Financial Management, Inc.              01/02/96                    Y
Metropolitan West Asset Management                06/26/02                    Y
Wells Capital Management, Inc.                    09/30/03                    Y
Western Asset Management Company                  11/13/95                    Y

HIGH YIELD BOND FUND
ING Investment Asset Management Co.               11/13/03                    Y
Lincoln Capital Fixed Income
   Management Company, LLC                        11/10/03                    Y
Metropolitan West Asset Management, LLP           11/07/03                    Y
Nomura Corporate Research and
   Asset Management                               09/22/99                    Y


Under the investment sub-advisory agreements, each party receives an annual fee, paid by SIMC.

DISTRIBUTION AGREEMENT -- SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SIMC, serves as each Fund's distributor pursuant to a distribution agreement with the Trust. The Trust has adopted a shareholder servicing plan for Class A, Class I and Class Y shares (the "Shareholder Servicing Plans") under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to Class A and Class I shares, and a shareholder servicing fee of up to 0.15% of average daily net assets attributable to Class Y shares, will be paid to the Distributor. In addition to the Shareholder Servicing Plans, the Class I shares have adopted Administrative service plans that provide for administrative service fees payable to the Distributor of up to 0.25% of the average daily net assets attributed to that class.

OTHER -- The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission ("SEC"). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. SEC rules require that such commissions not exceed usual and customary commissions.



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004         109

--------------------------------------------------------------------------------

September 30, 2004

Such commissions for the year ended September 30, 2004 were as follows ($ Thousands):

Tax-Managed Large Cap Fund                       $     273
Large Cap Value Fund                                   514
Large Cap Growth Fund                                1,084
Tax-Managed Small Cap Fund                             119
Small Cap Value Fund                                   310
Small Cap Growth Fund                                  479
Real Estate Fund                                        20
                                                 ---------
                                                 $   2,799
                                                 =========

Under both the Shareholder Servicing Plans and Administrative Service Plan, the Distributor may retain as profit any difference between the fee it receives and the amount it pays to third parties. For the year ended September 30, 2004, the Distributor retained 100% of the Shareholder Servicing fees less the waiver, and 100% of the Administration Servicing fees.

Certain officers and/or trustees of the Trust are also officers of the Administrator. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser or Administrator.

LSV Asset Management (a partially-owned subsidiary of SIMC) serves as the sub-adviser to the Tax-Managed Large Cap, Large Cap Value, Tax-Managed Small Cap and Small Cap Value Funds. For this service LSV Asset Management is entitled to receive a fee from SIMC. Such fees for the year ended September 30, 2004 were as follows ($ Thousands):

Tax-Managed Large Cap Fund                       $     261
Large Cap Value Fund                                 1,296
Tax-Managed Small Cap Fund                             212
Small Cap Value Fund                                   543
                                                 ---------
                                                 $   2,312
                                                 =========

INVESTMENT IN AFFILIATED REGISTERED INVESTMENT COMPANY --

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in the SEI money market funds, provided that investments in the SEI money market funds do not exceed 25% of the investing Fund's total assets.



--------------------------------------------------------------------------------
110         SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the Funds were as follows (Thousands):

For the years ended September 30,

----------------------------------------------------------------------------------------------------------------------
                                                     TAX-MANAGED               LARGE CAP               LARGE CAP
                                                   LARGE CAP FUND             VALUE FUND              GROWTH FUND
----------------------------------------------------------------------------------------------------------------------
                                                  2004        2003         2004         2003        2004        2003
----------------------------------------------------------------------------------------------------------------------
Class A:
      Shares Issued                               47,540      116,040       55,053      92,554      58,229     100,693
      Shares Issued in Lieu of Dividends
        & Distributions                            1,439        1,629        3,093       3,248          --         133
      Shares Redeemed                            (50,113)    (118,161)     (58,209)    (93,727)    (59,821)    (98,764)
----------------------------------------------------------------------------------------------------------------------
Total Class A Transactions                        (1,134)        (492)         (63)      2,075      (1,592)      2,062
----------------------------------------------------------------------------------------------------------------------
Class I:
      Shares Issued                                   --           --          647         255       1,257         344
      Shares Issued in Lieu of Dividends
        & Distributions                               --           --            9           6          --          --
      Shares Redeemed                                 --           --         (177)       (164)       (371)       (172)
----------------------------------------------------------------------------------------------------------------------
Total Class I Transactions                            --           --          479          97         886         172
----------------------------------------------------------------------------------------------------------------------
Class Y:
      Shares Issued                                  134          130           --          --          --          --
      Shares Issued in Lieu of Dividends
        & Distributions                                4            4           --          --          --          --
      Shares Redeemed                                (84)         (69)          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
Total Class Y Transactions                            54           65           --          --          --          --
----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in
      Capital Share Transactions                  (1,080)        (427)         416       2,172        (706)      2,234
======================================================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                     TAX-MANAGED               SMALL CAP               SMALL CAP
                                                   SMALL CAP FUND             VALUE FUND              GROWTH FUND
----------------------------------------------------------------------------------------------------------------------
                                                  2004        2003         2004         2003        2004        2003
----------------------------------------------------------------------------------------------------------------------
Class A:
      Shares Issued                                5,701       11,496       15,291      18,452      24,229      31,812
      Shares Issued in Lieu of Dividends
        & Distributions                               --           --        2,444       1,624          --          --
      Shares Redeemed                             (5,395)     (12,382)     (17,888)    (23,929)    (22,214)    (32,809)
----------------------------------------------------------------------------------------------------------------------
Total Class A Transactions                           306         (886)        (153)     (3,853)      2,015        (997)
----------------------------------------------------------------------------------------------------------------------
Class I:
      Shares Issued                                   --           --          313         134         448         272
      Shares Issued in Lieu of Dividends
        & Distributions                               --           --           10           2          --          --
      Shares Redeemed                                 --           --         (113)        (41)       (261)        (88)
----------------------------------------------------------------------------------------------------------------------
Total Class I Transactions                            --           --          210          95         187         184
----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in
      Capital Share Transactions                     306         (886)          57      (3,758)      2,202        (813)
======================================================================================================================

Amounts designated as "--" are zero or have been rounded to zero.



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004         111

--------------------------------------------------------------------------------

September 30, 2004
4. CAPITAL SHARE TRANSACTIONS (Concluded)

Capital Share Transactions for the Funds were as follows (Thousands):

For the years or period ended September 30,

----------------------------------------------------------------------------------------------------------------------------------
                                                                        REAL ESTATE        CORE FIXED              HIGH YIELD
                                                    MID-CAP FUND          FUND(1)         INCOME FUND              BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                    2004         2003         2004        2004        2003        2004        2003
----------------------------------------------------------------------------------------------------------------------------------
Class A:
      Shares Issued                                1,980        2,032        3,551     124,691     155,837      67,296      70,510
      Shares Issued in Lieu of Dividends
      & Distributions                                 61           26           14      16,699      18,747       9,150       8,833
      Shares Redeemed                             (1,807)      (1,457)        (622)   (116,545)   (162,967)    (53,463)    (60,797)
----------------------------------------------------------------------------------------------------------------------------------
  Total Class A Transactions                         234          601        2,943      24,845      11,617      22,983      18,546
----------------------------------------------------------------------------------------------------------------------------------
Class I:
      Shares Issued                                   --           --           --         740         642          --          --
      Shares Issued in Lieu of Dividends
      & Distributions                                 --           --           --          32          29          --          --
      Shares Redeemed                                 --           --           --        (347)       (517)         --          --
----------------------------------------------------------------------------------------------------------------------------------
  Total Class I Transactions                          --           --           --         425         154          --          --
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase in Capital Share
      Transactions                                   234          601        2,943      25,270      11,771      22,983      18,546
==================================================================================================================================

(1) The Real Estate Fund commenced operations on November 13, 2003.

Amounts designated as "--" are zero or have been rounded to zero.

5. INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale of securities, other than temporary cash investments and futures, during the year ended September 30, 2004, were as follows:

----------------------------------------------------------------------------
                                   U.S. Gov't           Other          Total
                                 ($Thousands)    ($Thousands)   ($Thousands)
----------------------------------------------------------------------------
TAX-MANAGED
   LARGE CAP FUND
Purchases ............           $         --   $     578,094   $    578,094
Sales ................                     --         562,704        562,704
LARGE CAP VALUE FUND
Purchases ............                     --       1,807,337      1,807,337
Sales ................                     --       1,817,946      1,817,946
LARGE CAP GROWTH FUND
Purchases ............                     --       1,410,903      1,410,903
Sales ................                     --       1,367,969      1,367,969
TAX-MANAGED
   SMALL CAP FUND
Purchases ............                     --         169,990        169,990
Sales ................                     --         170,361        170,361
SMALL CAP VALUE FUND
Purchases ............                     --         779,574        779,574
Sales ................                     --         815,606        815,606
SMALL CAP GROWTH FUND
Purchases ............                     --       1,203,123      1,203,123
Sales ................                     --       1,166,310      1,166,310
MID-CAP FUND
Purchases ............                     --          55,675         55,675
Sales ................                     --          52,646         52,646
REAL ESTATE FUND
Purchases ............                     --          45,888         45,888
Sales ................                     --          14,429         14,429
CORE FIXED INCOME FUND
Purchases ............             14,306,545       1,226,089     15,532,634
Sales ................             14,347,131       1,316,162     15,663,293
HIGH YIELD BOND FUND
Purchases ............                  5,066       1,916,719      1,921,785
Sales ................                  3,080       1,798,373      1,801,453

6. FEDERAL TAX INFORMATION

It is each Fund's intention to continue to qualify as a regulated investment company under Subchapter M of The Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage- and asset-backed securities for tax purposes, return of capital, and utilization of earnings and profits on shareholder redemptions and net operating losses have been reclassified to/from the following accounts as of September
30, 2004:

----------------------------------------------------------------------------
                                                Undistributed    Accumulated
                                     Paid-in   Net Investment       Realized
                                     Capital    Income (Loss)    Gain (Loss)
                               ($ Thousands)    ($ Thousands)  ($ Thousands)
----------------------------------------------------------------------------
Large Cap Value Fund                   4,463           (3,265)        (1,198)
Large Cap Growth Fund                 (1,255)           1,255             --
Tax-Managed Small
   Cap Fund                            2,033              637         (2,670)
Small Cap Value Fund                  26,230              909        (27,139)
Small Cap Growth Fund                 (6,183)           6,183             --
Mid-Cap Fund                           2,497              (46)        (2,451)
Real Estate Fund*                         (1)               4             (3)
Core Fixed Income Fund                 7,489            3,671        (11,160)

* Information reflects Fund activity based on Fund's December 31, 2003 tax reporting year.



--------------------------------------------------------------------------------
112         SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

Capital Share Transactions for the Funds were as follows (Thousands):

The tax character of dividends and distributions paid during the years or period ended September 30, 2004 and September 30, 2003 were as follows:

-----------------------------------------------------------------------------------------------------
                                          Ordinary        Long-term        Return of
                                            Income     Capital Gain          Capital            Total
                                     ($ Thousands)    ($ Thousands)    ($ Thousands)    ($ Thousands)
-----------------------------------------------------------------------------------------------------
Tax-Managed Large Cap Fund   2004    $      15,399    $          --    $          --    $      15,399
                             2003           14,190               --               --           14,190
Large Cap Value Fund         2004           61,966               --               --           61,966
                             2003           52,336               --               --           52,336
Large Cap Growth Fund        2004               --               --               --               --
                             2003              599               --            1,355            1,954
Tax-Managed Small Cap Fund   2004               --               --               --               --
                             2003               --               --               --               --
Small Cap Value Fund         2004           24,583           23,948               --           48,531
                             2003            4,152           22,089               --           26,241
Small Cap Growth Fund        2004               --               --               --               --
                             2003               --               --               --               --
Mid-Cap Fund                 2004            1,149               --               --            1,149
                             2003              217              165               --              382
Real Estate Fund             2004              160                3                1              164
Core Fixed Income Fund       2004          187,156            3,992               --          191,148
                             2003          166,770           50,341               --          217,111
High Yield Bond Fund         2004           83,753               --               --           83,753
                             2003           75,605               --               --           75,605

As of September 30, 2004, the components of Distributable Earnings/(Accumulated Losses) were as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              Total
                                                                                                                      Distributable
                           Undistributed  Undistributed        Capital           Post      Unrealized          Other      Earnings/
                                Ordinary      Long-Term           Loss        October    Appreciation      Temporary   (Accumulated
                                  Income   Capital Gain  Carryforwards         Losses   (Depreciation    Differences        Losses)
                           ($ Thousands)  ($ Thousands)  ($ Thousands)  ($ Thousands)   ($ Thousands)  ($ Thousands)  ($ Thousands)
-----------------------------------------------------------------------------------------------------------------------------------
Tax-Managed Large Cap Fund   $     3,994  $          --  $    (574,350) $          --  $      194,781  $          --       (375,575)
Large Cap Value Fund              34,081             --             --             --         385,822             --        419,903
Large Cap Growth Fund                 --             --     (1,536,654)            --         (15,928)            --     (1,552,582)
Tax-Managed Small Cap Fund         1,439         12,313             --             --          22,625             --         36,377
Small Cap Value Fund              54,399         89,422             --             --         106,438             --        250,259
Small Cap Growth Fund                 --             --       (197,029)            --         (29,975)            --       (227,004)
Mid-Cap Fund                       2,074          3,197             --             --           4,985             --         10,256
Real Estate Fund*                    104            600             --             --           2,226             --          2,930
Core Fixed Income Fund            10,516         22,699             --             --          64,378           (842)        96,751
High Yield Bond Fund                 213             --       (138,924)            --           2,133           (213)      (136,791)

* Information reflects Fund activity based on Fund's December 31, 2003 tax reporting year.

Post October losses represent losses realized on investment transactions from November 1, 2003 through September 30, 2004 that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year. For
Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Total Capital
                                                Expires        Expires        Expires         Expires        Expires           Loss
                                                   2012           2011           2010            2009           2008  Carryforwards
                                          ($ Thousands)  ($ Thousands)  ($ Thousands)   ($ Thousands)  ($ Thousands)  ($ Thousands)
-----------------------------------------------------------------------------------------------------------------------------------
Tax-Managed Large Cap Fund                $      16,065  $     203,461  $     316,235  $       37,081  $       1,508  $     574,350
Large Cap Growth Fund                             7,113        625,971        903,570              --             --      1,536,654
Small Cap Growth Fund                                --         37,581        159,448              --             --        197,029
High Yield Bond Fund                                 --         57,114         81,810              --             --        138,924

During the year ended September 30, 2004 Large Cap Value, Tax-Managed Small Cap, Small Cap Growth and High Yield Bond Funds utilized
$77,756,740, $11,585,871, $112,243,741 and $59,250,197 of capital loss carryforward, respectively, to offset capital gains.



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004         113

--------------------------------------------------------------------------------

September 30, 2004

For Federal income tax purposes, the cost of securities owned at September 30, 2004, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at September 30, 2004, were as follows:


--------------------------------------------------------------------------------------
                                                                                   Net
                                                                            Unrealized
                                  Federal  Appreciated     Depreciated    Appreciation
                                 Tax Cost   Securities      Securities   (Depreciation)
                            ($ Thousands)  ($Thousands)  ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------------
Tax-Managed Large Cap Fund   $  2,004,347    $  305,500   $   (110,719)    $   194,781
Large Cap Value Fund            4,037,792       568,116       (182,294)        385,822
Large Cap Growth Fund           4,179,690       398,993       (414,921)        (15,928)
Tax-Managed Small
   Cap Fund                       252,039        38,047        (15,422)         22,625
Small Cap Value Fund              943,866       149,499        (43,061)        106,438
Small Cap Growth Fund           1,187,756       117,130       (147,105)        (29,975)
Mid-Cap Fund                       59,593         6,119         (1,134)          4,985
Real Estate Funds                  32,722         2,368           (142)          2,226
Core Fixed Income Fund          5,193,614        97,425        (33,047)         64,378
High Yield Bond Fund            1,387,245        32,536        (30,403)          2,133

7. SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include repurchase agreements, which are collateralized by United States Treasury and Government Agency securities, and high-quality, short-term instruments, such as floating rate corporate obligations, commercial paper, and private placements with an average weighted maturity not to exceed 60 days and a maturity not to exceed 397 days.

8. CONCENTRATIONS/RISKS

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

The market values of the Core Fixed Income Fund's investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

9. LITIGATION

The Core Fixed Income Fund has participated as a plaintiff bondholder, along with other institutional bondholders, in litigation against Duty Free International, British Airport Authority and other defendants relating to Notes issued by Duty Free International which are held by the Fund. British Airport Authority is the former parent company of Duty Free International. During 2003, the plaintiffs in that action reached a settlement with all defendants with the exception of British Airport Authority. Under that settlement, Duty Free International paid the plaintiffs $4,310,636 which is approximately 70% of the par value of the bonds. The settlement also contained provisions for the issuance of a $10 million Note by Duty Free International to the bondholders, subject to certain conditions. The litigation proceeded to jury trial against British Airport Authority in December 2003, and the jury found against the plaintiffs on all counts. Plaintiffs are currently pursuing an appeal. The Core Fixed Income Fund is bearing its portion of the legal expenses associated with this litigation over and above the expense caps of the Fund.



--------------------------------------------------------------------------------
114         SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

11. OTHER

On September 30, 2004, number of shareholders below held the following percentage of the outstanding shares of the Funds.

-------------------------------------------------------------------------
                                            Number of    % of Outstanding
                                         Shareholders              Shares
-------------------------------------------------------------------------
Tax-Managed Large Cap Fund, Class A                 1               90.96%
Tax-Managed Large Cap Fund, Class Y                 1              100.00
Large Cap Value Fund, Class A                       1               76.52
Large Cap Value Fund, Class I                       3               60.43
Large Cap Growth Fund, Class A                      1               75.48
Large Cap Growth Fund, Class I                      4               75.23
Tax-Managed Small Cap Fund                          1               86.51
Small Cap Value Fund, Class A                       1               73.36
Small Cap Value Fund, Class I                       3               46.13
Small Cap Growth Fund, Class A                      1               56.93
Small Cap Growth Fund, Class I                      1               12.94
Mid-Cap Fund                                        1               70.32
Real Estate                                         2               73.46
Core Fixed Income Fund, Class A                     1               77.57
Core Fixed Income Fund, Class I                     2               48.86
High Yield Bond Fund                                1               69.02

These shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004         115

--------------------------------------------------------------------------------














This page is intentionally left blank.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

SEI Institutional Managed Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, of the Core Fixed Income Fund, and the statements of net assets of the Tax-Managed Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Tax-Managed Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Mid-Cap Fund, Real Estate Fund, and High Yield Bond Fund (collectively, the "Funds" constituting SEI Institutional Managed Trust, hereafter referred to as the "Trust") and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at September 30, 2004, the results of each of their operations for the year or period then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 23, 2004



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004         117

-------------------------------------------------------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

The following chart lists Trustees and Officers as of October 20, 2004.

Set forth below are the names, dates of birth, position with the Trust, length of term of office, principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information
("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling
1-800-342-5734.

                                   TERM OF                                         NUMBER OF
                                    OFFICE                                         PORTFOLIOS
                                    AND                   PRINCIPAL                 IN FUND
     NAME            POSITION(S)  LENGTH OF             OCCUPATION(S)               COMPLEX          OTHER DIRECTORSHIPS
   ADDRESS,          HELD WITH      TIME                 DURING PAST                OVERSEEN               HELD BY
    AND AGE            TRUSTS     SERVED(1)              FIVE YEARS               BY TRUSTEE(2)            TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert A. Nesher     Chairman    since 1982  Currently performs various                68       Trustee of The Advisors' Inner
One Freedom           of the                 services on behalf of SEI                          Circle Fund, The Advisors'
Valley Drive,        Board of                Investments for which Mr.                          Inner Circle Fund II, Bishop
Oaks, PA 19456       Trustees*               Nesher is compensated.                             Street Funds, The MDL Funds,
58 yrs. old                                                                                     The Expedition Funds,
                                                                                                SEI Global Master Fund, plc,
                                                                                                SEI Global Assets Fund, plc,
                                                                                                SEI Global Investments Fund,
                                                                                                plc, SEI Investments Global,
                                                                                                Limited, SEI Absolute Return
                                                                                                Master Fund, L.P., SEI
                                                                                                Absolute Return Fund, L.P.,
                                                                                                SEI Opportunity Master
                                                                                                Fund, L.P., and SEI
                                                                                                Opportunity Fund, L.P.
-------------------------------------------------------------------------------------------------------------------------------
William M. Doran     Trustee*    since 1982  Self-employed consultant since 2003.      68       Trustee of The Advisors' Inner
1701 Market Street                           Partner, Morgan, Lewis & Bockius                   Circle Fund, The Advisors'
Philadelphia, PA                             LLP (law firm) from 1976 to 2003,                  Inner Circle Fund II, The MDL
19103                                        counsel to the Trust, SEI                          Funds, and The Expedition
64 yrs. old                                  Investments, SIMC, the Administrator               Funds; Director of SEI
                                             and the Distributor. Secretary                     Investments since 1974.
                                             of SEI Investments since 1978.                     Director of the Distributor
                                                                                                since 2003.
-------------------------------------------------------------------------------------------------------------------------------
TRUSTEES
F. Wendell Gooch     Trustee     since 1982  Retired                                   68       Trustee of STI Classic Funds
One Freedom                                                                                     and STI Classic Variable Trust.
Valley Drive,
Oaks, PA 19456
71 yrs. old
-------------------------------------------------------------------------------------------------------------------------------
James M. Storey      Trustee     since 1995  Attorney, sole practitioner since         68       Trustee of The Advisors' Inner
One Freedom                                  1994. Partner, Dechert Price                       Circle Fund, The Advisors'
Valley Drive,                                & Rhoads, September 1987-                          Inner Circle Fund II, The MDL
Oaks, PA 19456                               December 1993.                                     Funds, The Expedition Funds
73 yrs. old                                                                                     and Massachusetts Health and
                                                                                                Education Tax-Exempt Trust.
                                                                                                Director of U.S. Charitable
                                                                                                Gift Trust.
-------------------------------------------------------------------------------------------------------------------------------

*   Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trusts' Distributor.

(1) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(2) The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI
    Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset
    Trust and SEI Tax Exempt Trust.


--------------------------------------------------------------------------------
118         SEI Institutional Managed Trust / Annual Report / September 30, 2004

---------------------------------------------------------------------------------------------------------------------------------

                                                                                    NUMBER OF
                                         TERM OF                                    PORTFOLIOS
                                          OFFICE                                     IN FUND
                                           AND                PRINCIPAL              COMPLEX
         NAME             POSITION(s)   LENGTH OF           OCCUPATION(s)            OVERSEEN           OTHER DIRECTORSHIPS
       ADDRESS,            HELD WITH       TIME              DURING PAST                BY                    HELD BY
        AND AGE             TRUSTS      SERVED (1)           FIVE YEARS             TRUSTEE(2)                TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
TRUSTEES (CONTINUED)
George J. Sullivan, Jr.     Trustee     since 1996   Self-Employed Consultant,          68        Trustee of The Advisors' Inner
One Freedom                                          Newfound Consultants Inc.                    Circle Fund, The Advisors'
Valley Drive                                         since April 1997.                            Inner Circle Fund II, The
Oaks, PA 19456                                                                                    MDL Funds, The Expedition
61 yrs. old                                                                                       Funds, State Street Navigator
                                                                                                  Securities Lending Trust,
                                                                                                  Trust, SEI Absolute Return
                                                                                                  Master Fund, L.P., SEI
                                                                                                  Absolute Return Fund, L.P.,
                                                                                                  SEI Opportunity Master Fund,
                                                                                                  L.P., and SEI Opportunity
                                                                                                  Fund, L.P.
---------------------------------------------------------------------------------------------------------------------------------

Rosemarie B. Greco          Trustee     since 1999   Director, Governor's Office        68        Director, Sonoco, Inc.;
One Freedom`                                         of Health Care Reform,                       Director, Exelon Corporation;
Valley Drive                                         Commonwealth of                              Trustee, Pennsylvania Real
Oaks, PA 19456                                       Pennsylvania since 2003.                     Estate Investment Trust.
58 yrs. old                                          Founder and Principal,
                                                     Grecoventures Ltd. from
                                                     1999 to 2002.
---------------------------------------------------------------------------------------------------------------------------------

Nina Lesavoy                Trustee     since 2003   Partner, Cue Capital since         68        SEI Absolute Return Master
One Freedom                                          2002, Head of Sales                          Fund, L.P., SEI Absolute Return
Valley Drive,                                        Investorforce, January                       Fund, L.P., SEI Opportunity
Oaks, PA 19456                                       2000-December 2001; Global                   Master Fund, L.P., and SEI
47 yrs. old                                          Partner working for the                      Opportunity Fund, L.P.
                                                     CEO, Invesco Capital,
                                                     January 1998-January 2000.
                                                     Head of Sales and Client
                                                     Services, Chancellor
                                                     Capital and later LGT Asset
                                                     Management, 1986-2000.
---------------------------------------------------------------------------------------------------------------------------------
OFFICERS
Edward D. Loughlin         President    since 1982   Executive Vice President          N/A                      N/A
One Freedom                  & CEO                   and President - Asset
Valley Drive,                                        Management Division of SEI
Oaks, PA 19456                                       Investments since 1993.
53 yrs. old                                          Director and President of
                                                     SIMC since 2004. Chief
                                                     Executive Officer of the
                                                     Administrator and Director
                                                     of the Distributor since
                                                     2003. Executive Vice
                                                     President of SIMC,
                                                     1999-2004. Executive Vice
                                                     President of the
                                                     Administrator, 1994-2003.
---------------------------------------------------------------------------------------------------------------------------------

Peter (Pedro) A.          Controller    since 2003   Director, Fund Accounting         N/A                      N/A
Rodriguez                  and Chief                 and Administration, SEI
One Freedom                Financial                 Investments Global Funds
Valley Drive,               Officer                  Services since September
Oaks, PA 19456                                       2002 (and 1997-2002); Vice
42 yrs. old                                          President, Fund
                                                     Administration, BlackRock
                                                     Financial Management, April
                                                     2002 to September 2002.
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004         119

--------------------------------------------------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                      TERM OF                                            PORTFOLIOS
                                     OFFICE AND                PRINCIPAL                   IN FUND
        NAME           POSITION(S)   LENGTH OF               OCCUPATION(S)                 COMPLEX     OTHER DIRECTORSHIPS
      ADDRESS,          HELD WITH       TIME                  DURING PAST                 OVERSEEN           HELD BY
      AND AGE            TRUSTS      SERVED (1)                FIVE YEARS               BY TRUSTEE(2)        TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)
Timothy D. Barto          Vice       since 2002  General Counsel and Secretary of            N/A               N/A
One Freedom            President                 SIMC and the Administrator since
Valley Drive              and                    2004. Vice President and Assistant
Oaks, PA 19456         Secretary                 Secretary of SEI SIMC and the
                                                 Administrator since 1999. Assistant
                                                 Secretary of SIMC, the Administrator
                                                 and the Distributor and Vice
                                                 President of the Distributor,
                                                 1999-2003.
--------------------------------------------------------------------------------------------------------------------------
John J. Munera            Vice       since 2002  Global AML Compliance Officer at SEI        N/A               N/A
One Freedom            President                 Investments since 2002. Middle Office
Valley Drive              and                    Compliance Officer at SEI
Oaks, PA 19456         Assistant                 Investments\ July 2000-Dec. 2002;
41 yrs. old            Secretary                 Supervising Examiner at Federal
                                                 Reserve Bank of Philadelphia from
                                                 1998-2000.
--------------------------------------------------------------------------------------------------------------------------
Sofia A. Rosala           Vice       since 2004  Compliance Officer of SEI Investments       N/A               N/A
One Freedom            President                 since Sept. 2001. Account and Product
Valley Drive              and                    Consultant, SEI Private Trust Company,
Oaks, PA 19456         Assistant                 1998-2001.
30 yrs. old            Secretary
--------------------------------------------------------------------------------------------------------------------------
Philip T. Masterson       Vice       since 2004  Joined SEI Investments in Aug. 2004         N/A               N/A
One Freedom            President                 General Counsel, Citco Mutual Fund
Valley Drive              and                    Services, 2003-2004. Vice
Oaks, PA 19456         Assistant                 President and Associate Counsel,
40 yrs. old            Secretary                 Oppenheimer Funds, 2001-2003.
                                                 Vice President and Assistant Counsel,
                                                 Oppenheimer Funds, 1997-2001.
--------------------------------------------------------------------------------------------------------------------------
John J. McCue             Vice       since 2004  Director of Portfolio Implementations       N/A               N/A
One Freedom            President                 for SIMC since 1995. Managing
Valley Drive                                     Director of Money Market Investments
Oaks, PA 19456                                   for SIMC since 2003.
41 yrs. old
--------------------------------------------------------------------------------------------------------------------------
Thomas D. Jones, III     Chief       since 2004  Compliance Officer, Assistant               N/A               N/A
One Freedom            Compliance                Secretary of SIMC since March 2004.
Valley Drive            Officer                  First Vice President, Merrill Lynch
Oaks, PA 19456                                   Investment Managers (Americas) from
39 yrs. old                                      1992-2004.
--------------------------------------------------------------------------------------------------------------------------

(1) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(2) The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds,
    SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid
    Asset Trust and SEI Tax Exempt Trust.



--------------------------------------------------------------------------------
120         SEI Institutional Managed Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------


DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund`s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund's average net assets; this percentage is known as the fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your fund's costs in two ways:

o ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the fund, and the "Ending Account Value" number is derived from deducting that expense cost from the fund's gross investment return.

You can use this information, together with the actual amount you invested in the fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1000 = 8.6), then multiply that ratio by the number shown for your fund under "Expenses Paid During Period."

o HYPOTHETICAL 5% RETURN. This section helps you compare your fund's costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your fund's comparative cost by comparing the hypothetical result for your fund in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your fund's actual return -- the account values shown do not apply to your specific investment.



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004         121

--------------------------------------------------------------------------------

Disclosure of Fund Expenses (Unaudited) (Concluded)

                              BEGINNING     ENDING                     EXPENSES
                               ACCOUNT     ACCOUNT       ANNUALIZED      PAID
                                VALUE       VALUE          EXPENSE      DURING
                               3/31/04     9/30/04         RATIOS       PERIOD*
-------------------------------------------------------------------------------
TAX-MANAGED LARGE CAP FUND
-------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares               $ 1,000.00   $   997.20        0.85%      $   4.25
Class Y Shares                 1,000.00       999.30        0.55           2.75

HYPOTHETICAL 5% RETURN
Class A Shares               $ 1,000.00   $ 1,020.75        0.85%      $   4.29
Class Y Shares                 1,000.00     1,022.25        0.55           2.78
-------------------------------------------------------------------------------
LARGE CAP VALUE FUND
-------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares               $ 1,000.00   $ 1,015.30        0.85%      $   4.28
Class I Shares                 1,000.00     1,013.60        1.10           5.54

HYPOTHETICAL 5% RETURN
Class A Shares               $ 1,000.00   $ 1,020.75        0.85%      $   4.29
Class I Shares                 1,000.00     1,019.50        1.10           5.55
-------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
-------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares               $ 1,000.00   $   978.90        0.85%      $   4.21
Class I Shares                 1,000.00       978.10        1.10           5.44

HYPOTHETICAL 5% RETURN
Class A Shares               $ 1,000.00   $ 1,020.75        0.85%      $   4.29
Class I Shares                 1,000.00     1,019.50        1.10           5.55
-------------------------------------------------------------------------------
TAX-MANAGED SMALL CAP FUND
-------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares               $ 1,000.00   $   958.00        1.10%      $   5.38

HYPOTHETICAL 5% RETURN
Class A Shares               $ 1,000.00   $ 1,019.50        1.10%      $   5.55
-------------------------------------------------------------------------------
SMALL CAP VALUE FUND
-------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares               $ 1,000.00   $ 1,006.20        1.10%      $   5.52
Class I Shares                 1,000.00     1,005.10        1.35           6.77

HYPOTHETICAL 5% RETURN
Class A Shares               $ 1,000.00   $ 1,019.50        1.10%      $   5.55
Class I Shares                 1,000.00     1,018.25        1.35           6.81
-------------------------------------------------------------------------------


                              BEGINNING      ENDING                    EXPENSES
                               ACCOUNT       ACCOUNT     ANNUALIZED        PAID
                                VALUE         VALUE        EXPENSE       DURING
                               3/31/04       9/30/04       RATIOS       PERIOD*
-------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
-------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares               $ 1,000.00   $   895.90        1.10%      $   5.21
Class I Shares                 1,000.00       895.10        1.35           6.40

HYPOTHETICAL 5% RETURN
Class A Shares               $ 1,000.00   $ 1,019.50        1.10%      $   5.55
Class I Shares                 1,000.00     1,018.25        1.35           6.81
-------------------------------------------------------------------------------
MID-CAP FUND
-------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares               $ 1,000.00   $ 1,000.30        1.00%      $   5.00

HYPOTHETICAL 5% RETURN
Class A Shares               $ 1,000.00   $ 1,020.00        1.00%      $   5.05
-------------------------------------------------------------------------------
REAL ESTATE FUND
-------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares               $ 1,000.00   $ 1,041.80        1.10%      $   5.61

HYPOTHETICAL 5% RETURN
Class A Shares               $ 1,000.00   $ 1,019.50        1.10%      $   5.55
-------------------------------------------------------------------------------
CORE FIXED INCOME FUND
-------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares               $ 1,000.00   $ 1,010.80        0.60%      $   3.02
Class I Shares                 1,000.00     1,009.60        0.85           4.27

HYPOTHETICAL 5% RETURN
Class A Shares               $ 1,000.00   $ 1,022.00        0.60%      $   3.03
Class I Shares                 1,000.00     1,020.75        0.85           4.29
-------------------------------------------------------------------------------
HIGH YIELD BOND FUND
-------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares               $ 1,000.00   $ 1,039.50        0.85%      $   4.33

HYPOTHETICAL 5% RETURN
Class A Shares               $ 1,000.00   $ 1,020.75        0.85%      $   4.29
-------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).



--------------------------------------------------------------------------------
122         SEI Institutional Managed Trust / Annual Report / September 30, 2004

------------------------------------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS  (UNAUDITED)

For shareholders who do not have a September 30, 2004, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2004, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended September 30, 2004, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

------------------------------------------------------------------------------------------------------------
                                     (A)           (B)                           (C)
                                LONG TERM       QUALIFIED        15% RATE       ORDINARY
                               CAPITAL GAINS   5-YEAR GAIN      LONG-TERM        INCOME            TOTAL
                               DISTRIBUTIONS  DISTRIBUTIONS    CAPITAL GAIN   DISTRIBUTIONS    DISTRIBUTIONS
PORTFOLIO                       (TAX BASIS)     (TAX BASIS)    DISTRIBUTION    (TAX BASIS)      (TAX BASIS)
------------------------------------------------------------------------------------------------------------
Tax-Managed Large Cap Fund             0%           0%                0%          100%             100%
Large Cap Value Fund                   0%           0%                0%          100%             100%
Large Cap Growth Fund                  0%           0%                0%            0%               0%
Tax-Managed Small Cap Fund             0%           0%               84%           16%             100%
Small Cap Value Fund                   0%           0%               53%           47%             100%
Small Cap Growth Fund                  0%           0%                0%            0%               0%
Mid-Cap Fund                           0%           0%               39%           61%             100%
Real Estate Fund (3)                   0%           0%               19%           81%             100%
Core Fixed Income Fund                 0%           0%                3%           97%             100%
High Yield Bond Fund                   0%           0%                0%          100%             100%
------------------------------------------------------------------------------------------------------------

                                    (D)
                                 DIVIDENDS
                                QUALIFYING     QUALIFYING
                               FOR CORPORATE  DIVIDEND INCOME       (E)
                               DIVIDENDS REC. (15% TAX RATE     TAX-EXEMPT
PORTFOLIO                      DEDUCTION (1)   FOR QDI) (2)     INTEREST
--------------------------------------------------------------------------------
Tax-Managed Large Cap Fund         100%           100%               0%
Large Cap Value Fund               100%           100%               0%
Large Cap Growth Fund                0%             0%               0%
Tax-Managed Small Cap Fund          89%            89%               0%
Small Cap Value Fund                29%            12%               0%
Small Cap Growth Fund                0%             0%               0%
Mid-Cap Fund                        33%            27%               0%
Real Estate Fund (3)                 0%             0%               0%
Core Fixed Income Fund               0%             0%               0%
High Yield Bond Fund                 0%             0%               0%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions". It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by the law.

    The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

(3) Information reflects Fund activity based on Fund's December 31, 2003 tax reporting year.

Items (A), (B) and (C) are based on the percentage of each Fund's total distribution.

Items (D) and (F) are based on the percentage of ordinary income distributions of each fund.

Item (E) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.



--------------------------------------------------------------------------------
SEI Institutional Managed Trust / Annual Report / September 30, 2004         123

--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------

SEI INSTITUTIONAL MANAGED TRUST ANNUAL REPORT SEPTEMBER 30, 2004

Robert A. Nesher, CHAIRMAN

TRUSTEES

William M. Doran
F. Wendell Gooch
Rosemarie B. Greco
Nina Lesavoy
James M. Storey
George J. Sullivan, Jr.

OFFICERS

Edward D. Loughlin
PRESIDENT AND CHIEF EXECUTIVE OFFICER

Peter (Pedro) A. Rodriguez
CONTROLLER AND CHIEF FINANCIAL OFFICER

Timothy D. Barto
VICE PRESIDENT, SECRETARY

John J. Munera
VICE PRESIDENT, ASSISTANT SECRETARY

Sofia A. Rosala
VICE PRESIDENT, ASSISTANT SECRETARY

Phillip T. Masterson
VICE PRESIDENT, ASSISTANT SECRETARY

John J. McCue
VICE PRESIDENT

Thomas D. Jones, III
CHIEF COMPLIANCE OFFICER

INVESTMENT ADVISER

SEI Investments Management Corporation

ADMINISTRATOR

SEI Investments Fund Management

DISTRIBUTOR

SEI Investments Distribution Co.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

FOR MORE INFORMATION CALL

1 800 DIAL SEI

(1 800 342 5734)

[BACKGROUND GRAPHIC OMITTED]

SEI INVESTMENTS


SEI INVESTMENTS DISTRIBUTION CO.

Oaks, PA 19456
1 800-DIAL-SEI (1 800 342 5734)


SEI-F-087 (09/04)

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) The registrant's board of trustees has determined that the registrant has one audit committee financial expert serving on the audit committee, and any person who performs a similar function.

(a) (2) The audit committee financial expert is George J. Sullivan, Jr. Mr. Sullivan is an independent trustee as defined in Form N-CSR Item 3 (a) (2)

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

For each of the last two fiscal years, the aggregate fees for which PricewaterhouseCoopers LLP (PwC) billed the Trust for services rendered to the Trust were as follows:

------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2004                                                   2003
------------------ ----------------------------------------------------- -----------------------------------------------------

                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit      $157,780                N/A         $0                $135,140                N/A         $0
        Fees(1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-Relat$0                $268,657(3)       $0                $0                $0                $0
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax Fees   $0                $0                $0                $0                $0                $0

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All        $0                $0                $0                $0                $0                $0
        Other
        Fees(2)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
   (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by PwC in connection with statutory and regulatory filings.
   (2) Non-audit fees include amounts related to advisory services provided for an analysis of expense classifications for the registrant and advisory services provided for benchmarking and best practice study results for Mutual Fund operations.
   (3) Includes fees for: examination of the design of SEI's Anti Money Laundering Program framework; 404 Readiness Assistance for SEI; and procedures related to the requirement to perform an independent audit pursuant to Section 352 of the USA PATRIOT Act for the SEI Funds.

(e)(1)   Not Applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------- ----------------- ----------------
                                                   2004             2003
                ---------------------------- ----------------- ----------------
                Audit-Related Fees                  $0               $0

                ---------------------------- ----------------- ----------------
                Tax Fees                            $0               $0
                ---------------------------- ----------------- ----------------
                All Other Fees                      $0               $0

                ---------------------------- ----------------- ----------------


(f) Not Applicable.

(g) The aggregate non-audit fees and services billed by by PricewaterhouseCoopers LLP for the last two fiscal years were $0 and $0 for 2004 and 2003, respectively.

(h) Not Applicable.


ITEMS 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment management companies.

ITEM 6.    SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment management companies.

ITEM 8.    MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASERS OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has a standing Nominating Committee (the "Committee") currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Trust's Board of Trustees (the "Board"). Pursuant to the Committee's Charter, adopted on June 18, 2004, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. Based on their evaluation, the certifying officers have concluded that the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                     SEI Institutional Managed Trust


By (Signature and Title)*                        /s/ Edward D. Loughlin
                                                 ----------------------
                                                 Edward D. Loughlin
                                                 Chief Executive Officer

Date:  November 26, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                        /s/ Edward D. Loughlin
                                                 ----------------------
                                                 Edward D. Loughlin
                                                 Chief Executive Officer


Date:  November 26, 2004


By (Signature and Title)*                        /s/ Peter (Pedro) A. Rodriguez
                                                 ------------------------------
                                                 Peter (Pedro) A. Rodriguez
                                                 Chief Financial Officer

Date:  November 26, 2004
* Print the name and title of each signing officer under his or her signature.